UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

Loomis Sayles Funds II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq. NGAM Distribution, L.P. 399 Boylston Street Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: March 31, 2012

Item 1.	Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

March 31, 2012

Loomis Sayles Global Equity and Income Fund

Loomis Sayles Growth Fund

Loomis Sayles Mid Cap Growth Fund

Loomis Sayles Value Fund

Management Discussion and Performance page 1

Portfolio of Investments page 21

Financial Statements page 49

LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND

Management Discussion

Managers:

Dan Fuss, CFA, CIC

Warren Koontz, CFA, CIC

David Rolley, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks high total return through a combination of capital appreciation and current income

Strategy:

Invests primarily in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in emerging markets

Fund Inception:

May 1, 1996

Symbols:

Class A	LGMAX
Class C	LGMCX
Class Y	LSWWX

Market Conditions

Positive equity market trends that were evident at the end of 2011 continued through the first quarter of 2012, as investors reacted favorably to the approval of a second bailout package for Greece and several positive economic data releases. Similarly, investor optimism led most fixed-income markets higher during the period. As U.S. macroeconomic data appeared to strengthen and the European Central Bank created ample liquidity within the financial system through a long-term refinancing operation, market sentiment steadily improved. This helped demand for yield and stoked investor appetite for relatively riskier assets.

Performance Results

For the six months ended March 31, 2012, Class A shares of Loomis Sayles Global Equity and Income Fund returned 19.75% at net asset value. The fund underperformed its primary benchmark, the Morgan Stanley Capital International (MSCI) World Index, which returned 20.34% for the period. The fund outperformed its secondary benchmark, the Citigroup World Government Bond Index, which returned -0.63%. The fund also outperformed the 11.19% average return of the Morningstar World Allocation category.

Explanation of Fund Performance

Within the fund’s equity segment, all sectors contributed positively. Positions in Apple, Novo Nordisk and priceline.com were the strongest contributors. Computer and electronic device maker Apple continued its strong run. Pharmaceutical company Novo Nordisk reported strong results, as its insulin franchise recovered and sales of its Victoza drug beat expectations. After strong upward movement in its share price, we recently trimmed the fund’s position. Online travel company priceline.com was up during the period, reporting strong financial results despite weak economic conditions in Europe.

Positions in Arcos Dorados Holdings, Wynn Macau and China Overseas Land & Investments slightly detracted from performance. Arco Dorados,

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McDonald’s largest franchise in Latin America, underperformed as analysts reduced estimates because of a weaker currency exchange rate related to Brazilian real and imported raw material costs. We still believe the company offers a good way to invest in the region’s economic growth and took advantage of price weakness to add to the position. Wynn Macau, a destination casino resort, underperformed as investors worried about market growth in Macau in 2012 and the sustainability of the high-end business given economic uncertainty in China. China Overseas, a property development and investment company, underperformed, as current inventory reached a record high and home prices in China declined. We exited positions in Wynn Macau and China Overseas Land & Investment.

Within the fund’s fixed income segment, out-of-benchmark positioning in corporate bonds, and security selection within this sector, drove performance. The fund’s preference for lower-quality U.S. corporates over euro-area corporates and selections in industrials were particularly favorable. From a currency perspective, a substantial underweight in the yen and corresponding overweight positions in the U.S. dollar, Colombian peso, Mexican peso, New Zealand dollar, Norwegian krone, Singapore dollar and South Korean won contributed positively. Selective yield curve positioning in the U.S. corporate market also helped results. (The yield curve charts bond yields across the maturity spectrum.)

Euro-zone assets benefited as fears of a banking-system breakdown in Europe eased. The fund’s underweight in European markets, in both currency and bonds, detracted from performance. From a country allocation perspective, an underweight in the U.K. local markets modestly detracted.

Outlook

We anticipate additional volatility in the coming months and continue to assess opportunities. In the near term, we are concerned about factors that could increase oil prices. Looking out further, expiring U.S. tax measures, the nation’s debt ceiling, and November elections introduce another level of uncertainty. Factors from abroad, including Europe and potentially slower growth in China, are important variables. However, there are reasons to be optimistic. U.S. economic data have improved in recent months, and the health of the U.S. banking system has improved. Euro zone banks have also taken steps to address their challenges.

Stock market valuation indicators suggest equities are attractively valued relative to history. Additionally, dividends are positioned to grow faster than earnings this year. We believe equities should remain attractive longer-term investment alternatives. Within the fund’s fixed income component, we will retain positions in corporate bonds and seek to add some high-quality longer-duration holdings.

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND

Investment Results through March 31, 2012

The charts comparing the fund’s performance to two indexes provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,6

March 31, 2002 through March 31, 2012

Average Annual Total Returns — March 31, 20126

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 2/1/06)[1]
NAV	19.75%	5.00%	7.20%	10.31%
With 5.75% Maximum Sales Charge	12.85	-1.03	5.95	9.66

Class C (Inception 2/1/06)[1]
NAV	19.33	4.25	6.42	9.50
With CDSC[2]	18.33	3.25	6.42	9.50

Class Y (Inception 5/1/96)
NAV	19.90	5.33	7.48	10.59

Comparative Performance
MSCI World Index[3]	20.34	1.14	-0.13	5.27
Citigroup World Government Bond Index[4]	-0.63	5.12	6.78	7.89
Morningstar World Allocation Fund Avg.[5]	11.19	-0.13	2.76	6.93

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Fund Composition	% of Net Assets as of 3/31/12
Common Stocks	66.2
Bonds and Notes	25.1
Preferred Stocks	0.6
Senior Loans	0.2
Short-Term Investments and Other	7.9

Ten Largest Holdings	% of Net Assets as of 3/31/12
Apple, Inc.	3.0
Priceline.com, Inc.	2.1
Baidu, Inc., Sponsored ADR	2.0
Novo Nordisk A/S, Class B	1.8
PNC Financial Services Group, Inc.	1.8
Standard Chartered PLC	1.8
Anheuser-Busch InBev NV	1.7
Google, Inc., Class A	1.7
National Oilwell Varco, Inc.	1.6
Diageo PLC	1.6

Five Largest Industries	% of Net Assets as of 3/31/12
Beverages	5.6
Treasuries	5.6
Commercial Banks	4.8
Pharmaceuticals	4.5
Energy Equipment & Services	4.4

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.24%	1.24%
C	1.99	1.99
Y	0.99	0.99

NOTES TO CHARTS

1	Prior to the inception of Class A and C shares (2/1/06), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A and C shares.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	MSCI World Index is an unmanaged index that is designed to measure the equity market performance of developed markets.

4	Citigroup World Government Bond Index is an unmanaged index that includes the most significant and liquid government bond markets globally that carry at least an investment-grade rating.

5	Morningstar World Allocation Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

7	Before fee waivers and/or expense reimbursements.

8	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire 1/31/13. Contracts are reevaluated on an annual basis.

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LOOMIS SAYLES GROWTH FUND

Management Discussion

Manager:

Aziz Hamzaogullari, CFA

Loomis, Sayles & Company, L.P.

Objective:

Long-term growth of capital

Strategy:

Invests primarily in equity securities, including common stocks, convertible securities, and warrants; focuses on stocks of large-capitalization companies, but may invest in companies of any size

Fund Inception:

May 16, 1991

Symbols:

Class A	LGRRX
Class B	LGRBX
Class C	LGRCX
Class Y	LSGRX

Market Conditions

Following a tumultuous summer, investor sentiment began to improve at the end of 2011, helped along by the European Central Bank’s decision to extend low-cost financing to European banks. The U.S. economic recovery gained traction during the fourth quarter, with improvements in consumer spending and employment. As global macroeconomic concerns marginally subsided, equity markets posted strong returns.

Performance Results

For the six months ended March 31, 2012, Class A shares of Loomis Sayles Growth Fund returned 20.97% at net asset value. The fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 26.85% for the period. The fund underperformed the 26.56% average return of the Morningstar Large Growth category.

Explanation of Fund Performance

The swift rebound in stock returns during the period was difficult to track. While the fund experienced solid results, it underperformed the benchmark due to stock selection within the consumer discretionary and technology sectors.

In terms of positive contributors, Visa, a payments technology company, and networking company Cisco were leading performers. Visa, which is among the fund’s largest holdings, benefited after the U.S. government announced less onerous guidelines for future regulations. A continued shift to card-based payments also helped drive Visa’s share price higher. Cisco began to reap the benefits of a restructuring plan that has the firm refocusing on its main products: switches and routers. Additionally, the company benefited from the anticipated increase in bandwidth capacity, given the proliferation of video communication over the Internet and mobile data. On a sector level, financials aided relative performance, primarily due to strong performance from Visa and SEI Investments. Shares of SEI Investments, an investment processing and management outsourcing company, advanced as the company began to see increasing sales from making investments in its global wealth platform.

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Within the consumer discretionary sector, the fund lost ground relative to the index primarily due to online retailer Amazon.com, one of the fund’s largest holdings. The company’s stock came under pressure as Amazon increased investments in its fulfillment centers and digital content offerings, which led to short-term concerns about margins. Nevertheless, our long-term investment thesis remains intact. In the technology sector, the fund generated strong returns but lagged the index largely due to an overweight position in software maker Oracle. Oracle faced short-term obstacles related to the length of time it is taking to close contracts with customers. We believe this challenge will subside as the economy improves and companies become more willing to spend cash. Therefore, we remain confident in our investment thesis for Oracle.

Outlook

Our investment process is characterized by bottom-up fundamental research and a long-term time horizon. We believe that the nature of the process creates a portfolio with lower turnover and sector positioning derived from our fundamental research. We approach investing as if we were buying into a private business; therefore, we are selective about the investments we make. Through our proprietary seven-step, bottom-up fundamental analysis, we look for high-quality businesses we believe are best positioned to benefit from long-term secular growth drivers, and whose stock is selling significantly below our estimate of its intrinsic value. Our “ownership mindset” informs each step in our investment process. The result is a cohesive, integrated investment discipline that seeks to apply the team’s skills and talents to generate outperformance at or below benchmark risk. As of the end of March, our individual stock decisions led to overweight positions in the financial services, healthcare and consumer staples sectors and underweight positions in the energy, materials and processing, producer durables, consumer discretionary and technology sectors.

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES GROWTH FUND

Investment Results through March 31, 2012

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

March 31, 2002 through March 31, 2012

Average Annual Total Returns — March 31, 20125

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 12/31/96)[1]
NAV	20.97%	10.24%	0.38%	2.86%
With 5.75% Maximum Sales Charge	14.01	3.92	-0.80	2.26

Class B (Inception 9/12/03)[1]
NAV	20.24	9.19	-0.37	2.09
With CDSC[2]	15.24	4.19	-0.77	2.09

Class C (Inception 9/12/03)[1]
NAV	20.45	9.38	-0.37	2.11
With CDSC[2]	19.45	8.38	-0.37	2.11

Class Y (Inception 5/16/91)
NAV	21.14	10.60	0.75	3.21

Comparative Performance
Russell 1000 Growth Index[3]	26.85	11.02	5.10	4.28
Morningstar Large Growth Fund Avg.[4]	26.56	6.93	3.53	4.04

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Fund Composition	% of Net Assets as of 3/31/12
Common Stocks	98.8
Short-Term Investments and Other	1.2

Ten Largest Holdings	% of Net Assets as of 3/31/12
Cisco Systems, Inc.	6.0
Google, Inc., Class A	5.8
Visa, Inc., Class A	5.8
QUALCOMM, Inc.	5.5
Amazon.com, Inc.	5.3
Oracle Corp.	4.7
SEI Investments Co.	4.4
Danone S.A., Sponsored ADR	4.3
Amgen, Inc.	4.3
Zimmer Holdings, Inc.	4.1

Five Largest Industries	% of Net Assets as of 3/31/12
Communications Equipment	11.5
Software	10.7
Capital Markets	9.3
IT Services	7.3
Air Freight & Logistics	6.8

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.14%	1.14%
B	1.89	1.89
C	1.89	1.89
Y	0.89	0.89

NOTES TO CHARTS

1	Prior to 9/15/03, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Class B and C shares (9/12/03), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class B and C shares.

2	Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. If includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

4	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire 1/31/13. Contracts are reevaluated on an annual basis.

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LOOMIS SAYLES MID CAP GROWTH FUND

Management Discussion

Manager:

Philip C. Fine, CFA

Loomis, Sayles & Company, L.P.

Objective:

Long-term growth of capital

Strategy:

Invests primarily in common stocks or other equity securities; focuses on stocks of companies that fall within the capitalization range of the companies included in the Russell Midcap Growth Index.

Fund Inception:

December 31, 1996

Symbols:

Class A	LAGRX
Class C	LSACX
Class Y	LSAIX

Market Conditions

Fears of a disorderly Greek default and the resulting financial contagion roiled financial markets as the period began. In December, the European Central Bank launched a low-interest financing program for the banking system, restoring confidence to global financial markets and enabling a rally in riskier assets. Meanwhile, the U.S. expansion gained traction as the period wore on. In addition, it appeared that low global interest rates and central bank actions not only reduced the likelihood of a double-dip recession but promoted strong performance among sectors such as consumer discretionary, financials and technology, which tend to perform well in the early stages of economic recoveries.

Performance Results

For the six months ended March 31, 2012, Class A shares of Loomis Sayles Mid Cap Growth Fund returned 19.23% at net asset value. The fund underperformed its benchmark, the Russell Midcap Growth Index, which returned 27.39% for the period. It also underperformed the 26.41% average return of the funds in the Morningstar Mid-Cap Growth category

Explanation of Fund Performance

The healthcare, consumer discretionary and producer durables sectors contributed most to fund performance. In healthcare, the fund benefited from favorable stock selection, particularly in the biotechnology industry. Positions in Alexion, a commercial-stage biotech company, and Pharmasset, a clinical-stage biotech company, drove results. Alexion experienced growth from increasing patient awareness of its lead drug in the United States and Europe, and from recent launches in other countries. Pharmasset was acquired at a significant premium by Gilead. In consumer discretionary, the fund generated favorable returns but underperformed the benchmark, primarily due to higher-quality positioning during the fourth quarter of 2011. Strength in producer durables was broad based, with machinery, transportation and aerospace

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contributing. The technology sector also contributed to performance, led by Rackspace Hosting, an IT infrastructure and cloud computing solutions provider.

The largest detractors included the consumer staples, materials and processing, and financial services sectors. In consumer staples, Green Mountain Coffee Roasters, the manufacturer of Keurig brewers and K-cup beverage packs, reported disappointing September quarter revenues, resulting from inventory destocking at grocery and club retail stores. Diamond Foods, a snack and culinary nuts company, had performed well during the first nine months of 2011. But, results suffered when the company’s acquisition of Pringles brand potato chips was cancelled following allegations that Diamond improperly accounted for large payments to walnut growers. We sold the stock before the allegations were proven.

In materials, the fund lagged during the fourth-quarter 2011 rally, as it was underexposed to better-performing industry groups, such as building materials, metals and chemicals. The fund also owned a few disappointing stocks. In financials, we were late in buying the more market-sensitive stocks that rebounded sharply off the market bottom, which hurt fourth-quarter 2011 performance. Although energy was a positive sector, a position in Alpha Natural Resources, a leading producer of metallurgical coal, detracted from relative performance. We exited this stock in the fourth quarter of 2011.

During the period the fund utilized options (puts and calls) on several exchange-traded funds and one individual stock, primarily for hedging purposes. While these instruments generally performed as expected, the combined returns had a negative impact on performance.

Outlook

Stock market valuation indicators suggest equities are attractively valued relative to history, and we believe that stocks remain attractively valued relative to interest rates. Furthermore, investors appear less distracted than they have been by macroeconomic issues and more focused on the performance of individual companies. Another favorable factor for equities is dividend growth: dividends are positioned to grow faster than earnings this year.

In the near term, we are most concerned about factors that could cause a spike in oil prices. Looking out further, U.S. Congress and President Obama will be required to act on a long list of expiring tax measures and the debt ceiling, while the November elections introduce another level of uncertainty. However, we believe the market’s current attractive valuation may already reflect some of these risks. Elsewhere, a slowdown in China and a potential recession in the euro zone remain as risks. At the same time, there are reasons to be optimistic. The U.S. banking system is in substantially better shape than it was in recent years, and the euro zone banks have taken important steps to address their challenges. Considering the key positive and negative factors, we believe equities should remain attractive longer-term investment alternatives.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES MID CAP GROWTH FUND

Investment Results through March 31, 2012

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

March 31, 2002 through March 31, 2012

Average Annual Total Returns — March 31, 20125

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 12/31/96)[1]
NAV	19.23%	-4.40%	5.20%	6.63%
With 5.75% Maximum Sales Charge	12.36	-9.91	3.96	6.00

Class C (Inception 2/2/09)[1]
NAV	18.76	-5.08	4.41	5.80
With CDSC[2]	17.76	-6.03	4.41	5.80

Class Y (Inception 12/31/96)
NAV	19.36	-4.13	5.46	6.90

Comparative Performance
Russell Midcap Growth Index[3]	27.39	4.43	4.44	6.92
Morningstar Mid-Cap Growth Avg.[4]	26.41	2.00	3.93	5.97

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Fund Composition	% of Net Assets as of 3/31/12
Common Stocks	96.8
Purchased Options	0.0
Short-Term Investments and Other	3.2

Ten Largest Holdings	% of Net Assets as of 3/31/12
Rackspace Hosting, Inc.	3.4
Alexion Pharmaceuticals, Inc.	3.1
Affiliated Managers Group, Inc.	2.5
Intuitive Surgical, Inc.	2.4
F5 Networks, Inc.	2.3
Chipotle Mexican Grill, Inc.	2.3
Monster Beverage Corp.	2.3
Dollar Tree, Inc.	2.3
Verisk Analytics, Inc., Class A	2.2
Ulta Salon, Cosmetics & Fragrance, Inc.	2.2

Five Largest Industries	% of Net Assets as of 3/31/12
Software	10.2
Specialty Retail	9.3
Biotechnology	8.0
Oil, Gas & Consumable Fuels	6.8
Internet Software & Services	6.5

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.32%	1.25%
C	2.08	2.01
Y	1.07	1.00

NOTES TO CHARTS

1	Prior to 2/1/09, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Class C shares (2/2/09), performance is that of Retail Class shares, restated to reflect the higher net expenses and sales loads of Class C shares. The fund revised its investment strategies on 2/1/07; performance may have been different had the current strategies been in place for all periods shown.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Russell Midcap Growth Index is an unmanaged index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

4	Morningstar Mid-Cap Growth Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire 1/31/13. Contracts are reevaluated on an annual basis.

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LOOMIS SAYLES VALUE FUND

Management Discussion

Managers:

Arthur Barry, CFA

James L. Carroll, CFA

Warren N. Koontz, CFA, CIC

Loomis, Sayles & Company, L.P.

Objective:

Long-term growth of capital and income

Strategy:

Invests primarily in equity securities, including common stocks, convertible securities, and warrants.

Fund Inception:

May 13, 1991

Symbols:

Class A	LSVRX
Class B	LSVBX
Class C	LSCVX
Class Y	LSGIX
Admin Class	LSAVX

Market Conditions

Following a tumultuous summer, investor sentiment began to improve at the end of 2011, helped along by the European Central Bank’s decision to extend low-cost financing to European banks. As global macroeconomic concerns marginally subsided, stocks staged a fourth-quarter rebound, and the rally continued into the new year. A more positive outlook for the United States economy and steady employment gains helped boost consumer confidence.

Performance Results

For the six months ended March 31, 2012, Class A shares of Loomis Sayles Value Fund returned 25.96% at net asset value. The fund outperformed its benchmark, the Russell 1000 Value Index, which returned 25.68% for the period. The fund also outperformed the 24.40% average return of funds in its peer group, the Morningstar Large Value category.

Explanation of Fund Performance

All sectors contributed positively to the fund’s outperformance during the six-month period. The fund’s slight tilt toward economically-sensitive sectors (predicated on where we had been finding good value among individual names) bolstered performance in a rising market. In particular, strong stock selection in the financial services and healthcare sectors, as well as a large overweight in consumer discretionary, were the largest contributors to performance. Our underweight in utilities, which we believed to be expensive, along with strong stock selection in the sector also boosted overall outperformance.

In terms of individual holdings, El Paso, JP Morgan and Comcast contributed the most to the fund’s outperformance relative to the index. Better-than-expected earnings and production combined with a friendly acquisition deal from Kinder Morgan led to strong results from the fund’s overweight position in El Paso, a natural gas company. A position in global financial services provider JP Morgan contributed significantly, due to decent revenues buoyed by strength

13  |

in commercial banking, credit cards and custody/processing business. The company continues to take market share in most of its businesses, and better economic growth should drive its commercial loan growth in the United States. Cable TV and Internet provider Comcast has also remained well positioned in a competitive market. Its data product offers a speed advantage compared to DSL, and, as consumers continue to access more data over the Internet, we believe this advantage should become more relevant. Comcast’s acquisition of NBCU was well timed, and we expect investments in programming to improve the company’s positioning.

While no sectors generated negative returns, the technology sector lagged on a relative basis. This was largely due to a position in Alcatel-Lucent, a networking and communication technology company, which suffered from poor operational performance and declining end-markets as 2011 progressed. Decreasing confidence in management’s ability to execute the turnaround prompted our exit from the position in the fourth quarter of 2011.

Electric utility Exelon and food producer Kellogg also detracted from returns. Disappointing power-price projections weakened Exelon’s 2012 outlook, however, we believe the stock could still offer value based on the company’s strong cash flow and solid financial position. We sold the fund’s position in Kellogg to fund a purchase of Unilever, a consumer goods company. We believed Unilever offered better top-line growth potential than Kellogg, due to its product and geographic exposure, while offering a similar price-to-earnings multiple (the ratio of a stock’s price to its earnings per share) and yield (a stock’s dividend as a percentage of its share price).

Outlook

We believe the underlying fundamentals of the companies owned in the fund help make it well-positioned for an equity market rally. Stock market valuation indicators suggest equities are attractively valued relative to history, and we believe that stocks remain attractively valued relative to interest rates. Furthermore, investors appear less distracted than they have been by macroeconomic issues and more focused on the performance of individual companies. Another favorable factor for equities is dividend growth: dividends are positioned to grow faster than earnings this year.

In the near term, we are most concerned about factors that could cause a spike in oil prices. Looking out further, U.S. Congress and President Obama will be required to act on a long list of expiring tax measures and the debt ceiling, while the November elections introduce another level of uncertainty. However, we believe the market’s current attractive valuation may already reflect some of these risks. Elsewhere, a slowdown in China and a potential recession in the euro zone remain as risks. At the same time, there are reasons to be optimistic. The U.S. banking system is in substantially better shape than it was in recent years, and the euro zone banks have taken important steps to address their challenges. Considering the key positive and negative factors, we believe equities should remain attractive longer-term investment alternatives.

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  14

LOOMIS SAYLES VALUE FUND

Investment Results through March 31, 2012

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

March 31, 2002 through March 31, 2012

Average Annual Total Returns — March 31, 20125

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 6/30/06)[1]
NAV	25.96%	1.63%	0.13%	5.36%
With 5.75% Maximum Sales Charge	18.71	-4.20	-1.06	4.74

Class B (Inception 6/1/07)[1]
NAV	25.49	0.85	-0.62	4.48
With CDSC[2]	20.49	-4.15	-1.00	4.48

Class C (Inception 6/1/07)[1]
NAV	25.52	0.89	-0.61	4.49
With CDSC[2]	24.52	-0.11	-0.61	4.49

Class Y (Inception 5/13/91)
NAV	26.12	1.91	0.44	5.65

Admin Class (Inception 2/1/10)[1]
NAV	25.80	1.40	-0.14	5.06

Comparative Performance
Russell 1000 Value Index[3]	25.68	4.79	-0.81	4.58
Morningstar Large Value Fund Avg.[4]	24.40	3.93	-0.24	4.09

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

15  |

Fund Composition	% of Net Assets as of 3/31/12
Common Stocks	98.4
Short-Term Investments and Other	1.6

Ten Largest Holdings	% of Net Assets as of 3/31/12
JPMorgan Chase & Co.	2.7
ExxonMobil Corp.	2.6
Comcast Corp., Class A	2.5
Wells Fargo & Co.	2.2
Merck & Co., Inc.	2.1
Chevron Corp.	2.1
UnitedHealth Group, Inc.	2.0
Pfizer, Inc.	1.9
General Electric Co.	1.9
PNC Financial Services Group, Inc.	1.8

Five Largest Industries	% of Net Assets as of 3/31/12
Oil, Gas & Consumable Fuels	9.0
Media	6.9
Commercial Banks	6.5
Pharmaceuticals	6.4
Diversified Financial Services	5.4

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	0.98%	0.98%
B	1.73	1.73
C	1.73	1.73
Y	0.74	0.74
Admin	1.17	1.17

NOTES TO CHARTS

1	Prior to 6/1/07, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Retail Class shares (6/30/06), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class B and C shares (6/1/07), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class B and C shares. Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and higher forecasted growth values.

4	Morningstar Large Value Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire 1/31/13. Contracts are reevaluated on an annual basis.

|  16

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because these funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and expenses. Visit ngam.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds will file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
800-SEC-0330.

17  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2011 through March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period row as shown below for your class.

The second line in the table for each class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID DURING PERIOD* 10/1/2011 – 3/31/2012
Class A
Actual	$1,000.00	$1,197.50	$6.70
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.16
Class C
Actual	$1,000.00	$1,193.30	$10.80
Hypothetical (5% return before expenses)	$1,000.00	$1,015.15	$9.92
Class Y
Actual	$1,000.00	$1,199.00	$5.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.15	$4.90

*	Expenses are equal to the Fund’s annualized expense ratio: 1.22%, 1.97% and 0.97% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

|  18

LOOMIS SAYLES GROWTH FUND	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID DURING PERIOD* 10/1/2011 – 3/31/2012
Class A
Actual	$1,000.00	$1,209.70	$6.13
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.60
Class B
Actual	$1,000.00	$1,202.40	$10.19
Hypothetical (5% return before expenses)	$1,000.00	$1,015.75	$9.32
Class C
Actual	$1,000.00	$1,204.50	$10.25
Hypothetical (5% return before expenses)	$1,000.00	$1,015.70	$9.37
Class Y
Actual	$1,000.00	$1,211.40	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.70	$4.34

*	Expenses are equal to the Fund’s annualized expense ratio: 1.11%, 1.85%, 1.86% and 0.86% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

LOOMIS SAYLES MID CAP GROWTH FUND	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID DURING PERIOD* 10/1/2011 – 3/31/2012
Class A
Actual	$1,000.00	$1,192.30	$6.85
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31
Class C
Actual	$1,000.00	$1,187.60	$10.94
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.08
Class Y
Actual	$1,000.00	$1,193.60	$5.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.25%, 2.00% and 1.00% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

19  |

LOOMIS SAYLES VALUE FUND	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID DURING PERIOD* 10/1/2011 – 3/31/2012
Class A
Actual	$1,000.00	$1,259.60	$5.54
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95
Class B
Actual	$1,000.00	$1,254.90	$9.75
Hypothetical (5% return before expenses)	$1,000.00	$1,016.35	$8.72
Class C
Actual	$1,000.00	$1,255.20	$9.75
Hypothetical (5% return before expenses)	$1,000.00	$1,016.35	$8.72
Class Y
Actual	$1,000.00	$1,261.20	$4.13
Hypothetical (5% return before expenses)	$1,000.00	$1,021.35	$3.69
Admin Class
Actual	$1,000.00	$1,258.00	$7.17
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.41

*	Expenses are equal to the Fund’s annualized expense ratio: 0.98%, 1.73%, 1.73%, 0.73% and 1.27% for Class A, B, C, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Equity and Income Fund

Shares	Description	Value (†)

Common Stocks — 66.2% of Net Assets
	Argentina — 1.1%
441,216	Arcos Dorados Holdings, Inc., Class A	$7,981,597

	Belgium — 1.7%
170,419	Anheuser-Busch InBev NV	12,411,404

	Brazil — 4.6%
386,800	Cia Hering	9,990,753
296,727	Embraer S.A., ADR	9,489,329
377,600	Mills Estruturas e Servicos de Engenharia S.A.	4,819,677
386,700	Natura Cosmeticos S.A.	8,409,976

		32,709,735

	Canada — 0.1%
9,996	Valeant Pharmaceuticals International, Inc.(b)	536,685

	Chile — 2.6%
110,997	Banco Santander Chile, ADR	9,555,732
917,268	S.A.C.I. Falabella	8,870,428

		18,426,160

	China — 2.7%
100,942	Baidu, Inc., Sponsored ADR(b)	14,714,315
466,000	China Mobile Ltd.	5,131,393

		19,845,708

	Denmark — 1.8%
93,318	Novo Nordisk A/S, Class B	12,958,103

	France — 1.6%
145,646	Sanofi	11,300,894

	Germany — 0.9%
62,871	Siemens AG, (Registered)	6,340,163

	Hong Kong — 0.5%
1,044,000	Hang Lung Properties Ltd.	3,843,703

	Japan — 1.4%
56,600	FANUC Corp.	10,137,918

	Korea — 0.8%
16,732	LG Chem Ltd.	5,477,870

	Mexico — 0.9%
3,671,600	Genomma Lab Internacional S.A. de CV, Class B(b)	6,715,397

	Russia — 0.7%
128,994	Mail.ru Group Ltd., GDR, 144A(b)	4,974,009

	Sweden — 2.0%
338,522	Atlas Copco AB, Class A	8,190,219
127,251	Elekta AB, Class B	6,441,436

		14,631,655

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Equity and Income Fund – (continued)

Shares	Description	Value (†)

	Switzerland — 1.3%
122,947	ACE Ltd.	$8,999,720

	United Kingdom — 9.0%
308,797	Antofagasta PLC	5,706,483
213,417	British American Tobacco PLC	10,750,794
219,656	Burberry Group PLC	5,266,092
487,076	Diageo PLC	11,726,760
126,427	Royal Dutch Shell PLC, ADR	8,866,325
503,579	Standard Chartered PLC	12,575,200
3,648,699	Vodafone Group PLC	10,064,368

		64,956,022

	United States — 32.5%
193,898	American Express Co.	11,218,938
35,458	Apple, Inc.(b)	21,256,007
211,838	AT&T, Inc.	6,615,701
564,973	Calpine Corp.(b)	9,723,185
102,247	Caterpillar, Inc.	10,891,350
211,714	CenturyLink, Inc.	8,182,746
253,263	Citigroup, Inc.	9,256,763
317,837	Coca-Cola Enterprises, Inc.	9,090,138
159,251	CVS Caremark Corp.	7,134,445
1,679	Dex One Corp.(b)	2,384
204,157	FMC Technologies, Inc.(b)	10,293,596
19,230	Google, Inc., Class A(b)	12,331,045
955	Hawaiian Telcom Holdco, Inc.(b)	16,464
90,623	Jones Lang LaSalle, Inc.	7,549,802
281,614	Microsoft Corp.	9,082,052
148,049	National Oilwell Varco, Inc.	11,765,454
292,067	Oracle Corp.	8,516,674
103,608	PepsiCo, Inc.	6,874,391
195,218	PNC Financial Services Group, Inc.	12,589,609
95,636	Praxair, Inc.	10,963,711
27,542	Precision Castparts Corp.	4,762,012
21,172	Priceline.com, Inc.(b)	15,190,910
130,699	QUALCOMM, Inc.	8,890,146
142,551	Schlumberger Ltd.	9,968,591
299	SuperMedia, Inc.(b)	715
137,735	Texas Instruments, Inc.	4,629,273
26,818	Vertex Pharmaceuticals, Inc.(b)	1,099,806
51,707	VMware, Inc., Class A(b)	5,810,316

		233,706,224

	Total Common Stocks (Identified Cost $416,637,263)	475,952,967

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 25.1%
Non-Convertible Bonds — 24.0%
	Argentina — 0.2%
$626,891	Argentina Government International Bond, 8.280%, 12/31/2033	$461,705
180,000	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	175,500
500,000	Transportadora de Gas del Sur S.A., 7.875%, 5/14/2017, 144A	442,500

		1,079,705

	Australia — 0.1%
500,000	Macquarie Bank Ltd., 6.625%, 4/07/2021, 144A	501,910
250,000	New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	259,341
155,000	Sydney Airport Finance Co., 5.125%, 2/22/2021, 144A	159,527

		920,778

	Brazil — 1.1%
400,000	Banco Santander Brasil S.A., 4.500%, 4/06/2015, 144A	407,000
1,146,386	Banco Votorantim S.A., 6.250%, 5/16/2016, 144A, (BRL)	643,352
200,000	Braskem Finance Ltd., 5.750%, 4/15/2021, 144A	209,360
640,060(††)	Brazil Notas do Tesouro Nacional, Series B, 6.000%, 8/15/2014, (BRL)	365,813
512,048(††)	Brazil Notas do Tesouro Nacional, Series B, 6.000%, 5/15/2015, (BRL)	294,331
1,115(†††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2021, (BRL)	574,499
200,000	Centrais Eletricas Brasileiras S.A., 5.750%, 10/27/2021, 144A	218,900
100,000	CSN Resources S.A., 6.500%, 7/21/2020, 144A	112,000
300,000	Fibria Overseas Finance Ltd., 6.750%, 3/03/2021, 144A	306,750
119,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	125,700
300,000	Itau Unibanco Holding S.A., 6.200%, 12/21/2021, 144A	313,500
100,000	LPG International, Inc., 7.250%, 12/20/2015	109,500
300,000	Marfrig Overseas Ltd., 9.500%, 5/04/2020, 144A	274,740
200,000	OGX Petroleo e Gas Participacoes S.A, 8.500%, 6/01/2018, 144A	207,800
196,000	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, 6/30/2021, 144A	208,740
500,000	Odebrecht Finance Ltd., 6.000%, 4/05/2023, 144A	519,650
1,200,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	680,380
320,000	Petrobras International Finance Co., 5.375%, 1/27/2021	344,556
300,000	Petrobras International Finance Co., 6.875%, 1/20/2040	352,461
129,000	Telemar Norte Leste S.A., 5.500%, 10/23/2020, 144A	132,612
536,000	Vale Overseas Ltd., 6.875%, 11/21/2036	621,674
400,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	406,000
200,000	Voto-Votorantim Ltd., 6.750%, 4/05/2021, 144A	223,960

		7,653,278

	Canada — 0.5%
2,265,000	Canadian Government, 3.000%, 12/01/2015, (CAD)(c)	2,395,911
650,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	669,674
180,000	Corus Entertainment, Inc., 7.250%, 2/10/2017, 144A, (CAD)	191,288
465,000	Pacific Rubiales Energy Corp., 7.250%, 12/12/2021, 144A	508,942
100,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	112,465

		3,878,280

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Chile — 0.1%
250,000,000	Banco Santander Chile, 6.500%, 9/22/2020, 144A, (CLP)	$494,576
200,000	Celulosa Arauco y Constitucion S.A., 4.750%, 1/11/2022, 144A	204,731
250,000	E.CL S.A., 5.625%, 1/15/2021, 144A	267,985

		967,292

	China — 0.1%
400,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A	393,112

	Colombia — 0.2%
450,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, 144A, (COP)	273,163
1,430,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)	850,045
200,000,000	Republic of Colombia, 7.750%, 4/14/2021, (COP)	133,371
40,000	Republic of Colombia, 8.125%, 5/21/2024	56,700

		1,313,279

	Czech Republic — 0.1%
400,000	CEZ AS, 4.250%, 4/03/2022, 144A	397,896

	France — 0.1%
150,000	Lafarge S.A., EMTN, 5.375%, 6/26/2017, (EUR)	203,056
240,000	Veolia Environnement S.A., EMTN, 4.000%, 2/12/2016, (EUR)	342,737
25,000	Veolia Environnement S.A., EMTN, 5.125%, 5/24/2022, (EUR)	36,636
200,000	Vivendi S.A., EMTN, 4.250%, 12/01/2016, (EUR)	283,998

		866,427

	Germany — 0.5%
240,000	Bundesrepublik Deutschland, 3.000%, 7/04/2020, (EUR)	356,578
2,030,000	Bundesrepublik Deutschland, 3.750%, 1/04/2017, (EUR)	3,082,971

		3,439,549

	Hong Kong — 0.1%
400,000	Hutchinson Whampoa International 11 Ltd., 3.500%, 1/13/2017, 144A	404,871
100,000	Noble Group Ltd., 6.750%, 1/29/2020, 144A	98,500

		503,371

	Hungary — 0.0%
200,000	Hungary Government International Bond, 6.375%, 3/29/2021	183,000

	India — 0.0%
200,000	Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021	194,443
100,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	94,000

		288,443

	Indonesia — 0.1%
200,000	Adaro Indonesia PT, 7.625%, 10/22/2019, 144A	217,000
3,500,000,000	Indonesia Government International Bond, 9.500%, 7/15/2023, (IDR)	481,276
781,000,000	Indonesia Government International Bond, 11.500%, 9/15/2019, (IDR)	114,069

		812,345

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Ireland — 0.0%
100,000	WPP 2008 Ltd., 6.000%, 4/04/2017, (GBP)	$178,778

	Italy — 0.1%
250,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	277,083
100,000	Telecom Italia SpA, EMTN, 5.375%, 1/29/2019, (EUR)	136,310
125,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	110,000
10,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	9,000

		532,393

	Korea — 0.6%
8,000,000	Export-Import Bank of Korea, 4.000%, 11/26/2015, 144A, (PHP)	183,627
400,000	Hana Bank, 4.000%, 11/03/2016, 144A	410,913
600,000	Hyundai Capital Services, Inc., 3.500%, 9/13/2017, 144A	601,408
600,000	Hyundai Steel Co., 4.625%, 4/21/2016, 144A	618,376
400,000	Kia Motors Corp., 3.625%, 6/14/2016, 144A	407,840
400,000	Korea Finance Corp., 4.625%, 11/16/2021	407,984
400,000	Korea National Oil Corp., 3.125%, 4/03/2017, 144A	399,137
400,000,000	Korea Treasury Bond, 5.000%, 9/10/2014, (KRW)	364,463
400,000	Shinhan Bank, 4.375%, 7/27/2017, 144A	421,504
140,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	163,811
200,000	Woori Bank, 5.875%, 4/13/2021, 144A	213,062

		4,192,125

	Latvia — 0.1%
600,000	Republic of Latvia, 5.250%, 2/22/2017, 144A	618,000

	Luxembourg — 0.1%
400,000	ArcelorMittal, 6.750%, 3/01/2041	374,847

	Malaysia — 0.1%
1,750,000	Malaysia Government Bond, 3.434%, 8/15/2014, (MYR)	574,833
1,000,000	Malaysia Government Bond, 4.262%, 9/15/2016, (MYR)	338,704

		913,537

	Mexico — 1.0%
7,000,000	America Movil SAB de CV, 3.500%, 2/08/2015, (CNY)	1,125,511
195,000	Axtel SAB de CV, 7.625%, 2/01/2017, 144A	157,950
145,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	118,175
400,000	Corporacion GEO SAB de CV, 9.250%, 6/30/2020, 144A	423,000
300,000	Desarrolladora Homex SAB de CV, 9.750%, 3/25/2020, 144A	318,000
94,000(††††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	749,390
74,000(††††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)	634,082
88,000(††††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)	798,211
65,000(††††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	664,055
80,000(††††)	Mexican Fixed Rate Bonds, Series M-30, 8.500%, 11/18/2038, (MXN)	697,626
100,000	Mexichem SAB de CV, 8.750%, 11/06/2019, 144A	119,500
330,000	Petroleos Mexicanos, 8.000%, 5/03/2019	417,450
200,000	Urbi Desarrollos Urbanos SAB de CV, 9.500%, 1/21/2020, 144A	211,000
400,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A	424,000

		6,857,950

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Netherlands — 0.2%
200,000	EADS Finance BV, EMTN, 4.625%, 8/12/2016, (EUR)	$296,455
200,000	Indosat Palapa Co. BV, 7.375%, 7/29/2020, 144A	220,000
400,000	Listrindo Capital BV, 6.950%, 2/21/2019, 144A	412,848
300,000	Marfrig Holding Europe BV, 8.375%, 5/09/2018, 144A	273,000
100,000	Myriad International Holding BV, 6.375%, 7/28/2017, 144A	109,500
50,000	OI European Group BV, 6.875%, 3/31/2017, 144A, (EUR)	68,519

		1,380,322

	New Zealand — 0.1%
1,000,000	New Zealand Government Bond, 6.000%, 5/15/2021, (NZD)	935,504

	Norway — 0.3%
125,000	Eksportfinans ASA, 2.000%, 9/15/2015	110,905
3,335,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	649,671
6,360,000	Norwegian Government, 4.500%, 5/22/2019, (NOK)	1,277,305

		2,037,881

	Oman — 0.0%
200,000	MBPS Finance Co., 11.250%, 11/15/2015, 144A	156,000

	Panama — 0.0%
300,000	Banco Latinoamericano de Comercio Exterior, S.A., 3.750%, 4/04/2017, 144A	299,625

	Peru — 0.1%
500,000	Banco Continental S.A. Via Continental Senior Trustees II Cayman Ltd., 5.750%, 1/18/2017, 144A	525,000

	Philippines — 0.1%
30,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	746,314

	Poland — 0.1%
95,000	Poland Government International Bond, 3.000%, 9/23/2014, (CHF)	108,923
800,000	Poland Government International Bond, 5.000%, 3/23/2022	843,216

		952,139

	Russia — 0.0%
200,000	Gazprom OAO Via Gaz Capital S.A., 4.950%, 5/23/2016, 144A	207,254

	Singapore — 0.5%
3,355,000	Singapore Government Bond, 1.625%, 4/01/2013, (SGD)	2,707,124
345,000	Singapore Government Bond, 2.250%, 7/01/2013, (SGD)	281,620
605,000	Singapore Government Bond, 2.250%, 6/01/2021, (SGD)	506,017
150,000	STATS ChipPAC Ltd., 7.500%, 8/12/2015, 144A	160,875

		3,655,636

	South Africa — 0.2%
450,000	Edcon Proprietary Ltd., 4.126%, 6/15/2014, (EUR)(d)	528,145
130,000	Edcon Proprietary Ltd., 4.126%, 6/15/2014, 144A, (EUR)(d)	152,575
285,000	Republic of South Africa, EMTN, 4.500%, 4/05/2016, (EUR)	404,336
400,000	Transnet Ltd., 4.500%, 2/10/2016, 144A	414,048

		1,499,104

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Supranationals — 0.2%
840,000	Central American Bank for Economic Integration, 3.875%, 2/09/2017, 144A	$866,923
305,000	European Investment Bank, 2.375%, 7/10/2020, (CHF)	365,225
400,000,000	International Bank for Reconstruction & Development, GMTN, 2.300%, 2/26/2013, (KRW)	350,700

		1,582,848

	Sweden — 0.1%
3,020,000	Sweden Government Bond, 5.500%, 10/08/2012, (SEK)	465,848

	Turkey — 0.1%
300,000	Akbank TAS, 5.125%, 7/22/2015, 144A	299,550
200,000	Export Credit Bank of Turkey, 5.375%, 11/04/2016, 144A	202,000
400,000	Yapi ve Kredi Bankasi Via Unicredit Luxembourg S.A., 5.188%, 10/13/2015, 144A	396,000

		897,550

	United Arab Emirates — 0.1%
500,000	DP World Ltd., 6.850%, 7/02/2037, 144A	482,500
300,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	319,500
200,000	Dubai Electricity & Water Authority, 8.500%, 4/22/2015, 144A	222,500

		1,024,500

	United Kingdom — 0.5%
410,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	364,833
150,000	BAT International Finance PLC, 6.000%, 6/29/2022, (GBP)	282,877
150,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	261,140
60,000	BSKYB Finance UK PLC, 5.750%, 10/20/2017, (GBP)	110,195
150,000	Imperial Tobacco Finance PLC, EMTN, 6.250%, 12/04/2018, (GBP)	279,352
100,000	Rexam PLC, EMTN, 4.375%, 3/15/2013, (EUR)	136,204
250,000	Standard Chartered Bank, Series 17, EMTN, 5.875%, 9/26/2017, (EUR)	357,627
430,000	United Kingdom Treasury, 1.750%, 1/22/2017, (GBP)	711,273
250,000	United Kingdom Treasury, 4.250%, 3/07/2036, (GBP)	463,655
300,000	United Kingdom Treasury, 5.250%, 6/07/2012, (GBP)	484,025
200,000	Vedanta Resources PLC, 8.250%, 6/07/2021, 144A	185,500

		3,636,681

	United States — 16.0%
310,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	244,900
15,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	11,738
975,000	Alcoa, Inc., 5.900%, 2/01/2027	980,849
1,325,000	Ally Financial, Inc., 5.500%, 2/15/2017	1,326,575
60,000	Ally Financial, Inc., 6.875%, 8/28/2012	61,050
55,000	Ally Financial, Inc., 7.500%, 12/31/2013	58,438
129,000	Ally Financial, Inc., 8.000%, 12/31/2018	137,062
1,946,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,145,465
257,000	Ally Financial, Inc., 6.750%, 12/01/2014	269,207
720,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	762,120
60,000	Arrow Electronics, Inc., 6.875%, 7/01/2013	64,045

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$21,325	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	$20,259
905,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	877,769
145,000	Avnet, Inc., 6.000%, 9/01/2015	160,198
1,820,000	Ball Corp., 5.000%, 3/15/2022	1,824,550
200,000	Bank of America Corp., 5.490%, 3/15/2019	200,474
300,000	Bank of America Corp., 6.500%, 9/15/2037	289,409
450,000	Bank of America Corp., (fixed rate to 5/06/2014, variable rate thereafter), 4.750%, 5/06/2019, (EUR)	523,044
115,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	115,177
15,000	Boston Scientific Corp., 5.125%, 1/12/2017	16,518
5,000	Boston Scientific Corp., 5.450%, 6/15/2014	5,406
15,000	Boston Scientific Corp., 6.400%, 6/15/2016	17,270
60,000	Boston Scientific Corp., 7.000%, 11/15/2035	71,877
1,520,000	Cantor Fitzgerald LP, 6.375%, 6/26/2015, 144A	1,538,278
1,995,000	CenturyLink, Inc., 6.450%, 6/15/2021	2,047,885
55,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	51,395
605,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	572,279
75,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	77,437
2,300,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 6/15/2021	2,323,000
300,000	Comcast Corp., 5.650%, 6/15/2035	327,747
586,147	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	574,425
190,000	CSX Corp., 6.250%, 3/15/2018	228,307
265,000	Cummins, Inc., 5.650%, 3/01/2098	252,004
258,167	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	262,995
250,321	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	249,996
42,000	Dillard’s, Inc., 6.625%, 1/15/2018	42,945
50,000	Dillard’s, Inc., 7.000%, 12/01/2028	46,750
8,000	Dillard’s, Inc., 7.750%, 7/15/2026	7,880
250,000	Exelon Corp., 4.900%, 6/15/2015	272,696
150,000	Foot Locker, Inc., 8.500%, 1/15/2022	161,625
25,000	Ford Motor Co., 6.375%, 2/01/2029	27,111
50,000	Ford Motor Co., 6.625%, 2/15/2028	55,376
2,105,000	Ford Motor Co., 6.625%, 10/01/2028	2,337,005
40,000	Ford Motor Co., 7.125%, 11/15/2025	43,600
835,000	Ford Motor Co., 7.450%, 7/16/2031	1,020,787
5,000	Ford Motor Co., 7.500%, 8/01/2026	5,600
2,250,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	2,399,119
845,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	923,043
905,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	1,049,261
905,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	893,679
28,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	29,890
45,000	General Electric Capital Corp., 5.625%, 5/01/2018	52,159
205,000	General Electric Capital Corp., MTN, 5.875%, 1/14/2038	225,343
900,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	794,237
750,000	General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015	824,086
3,435,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	4,043,029

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$105,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	$128,074
180,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	224,294
405,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	546,362
200,000	Gerdau Holdings, Inc., 7.000%, 1/20/2020, 144A	230,440
2,035,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	1,988,344
50,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	71,779
3,045,000	Goodyear Tire & Rubber Co. (The), 7.000%, 5/15/2022	2,961,262
165,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	155,512
410,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	432,315
20,000	HCA, Inc., 5.750%, 3/15/2014	20,750
90,000	HCA, Inc., 6.375%, 1/15/2015	94,950
225,000	HCA, Inc., 7.050%, 12/01/2027	201,937
245,000	HCA, Inc., 7.190%, 11/15/2015	259,700
90,000	HCA, Inc., 7.500%, 12/15/2023	85,950
250,000	HCA, Inc., 7.500%, 11/06/2033	234,375
1,500,000	HCA, Inc., 7.690%, 6/15/2025	1,445,625
395,000	HCA, Inc., 8.360%, 4/15/2024	402,900
195,000	HCA, Inc., MTN, 7.580%, 9/15/2025	184,275
75,000	HCA, Inc., MTN, 7.750%, 7/15/2036	69,375
585,000	Hercules, Inc., 6.500%, 6/30/2029	465,075
470,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	499,518
110,000	Incitec Pivot Finance LLC, 6.000%, 12/10/2019, 144A	116,952
1,700,000	International Lease Finance Corp., 6.250%, 5/15/2019	1,678,034
1,670,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	1,690,875
95,000	iStar Financial, Inc., 5.500%, 6/15/2012	94,525
70,000	iStar Financial, Inc., 5.850%, 3/15/2017	61,425
405,000	iStar Financial, Inc., 5.875%, 3/15/2016	362,981
145,000	iStar Financial, Inc., 6.050%, 4/15/2015	132,675
1,235,000	iStar Financial, Inc., 8.625%, 6/01/2013	1,225,737
35,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	31,850
950,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	904,875
5,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	5,119
64,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	56,240
15,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	15,694
5,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	4,500
370,000	Jefferies Group, Inc., 3.875%, 11/09/2015	365,375
665,000	Jefferies Group, Inc., 5.125%, 4/13/2018	645,050
780,000	Jefferies Group, Inc., 6.250%, 1/15/2036	703,950
625,000	Jefferies Group, Inc., 6.450%, 6/08/2027	615,625
65,000	Jefferies Group, Inc., 6.875%, 4/15/2021	66,138
405,000	Jefferies Group, Inc., 8.500%, 7/15/2019	449,550
15,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021, 144A	10,125
260,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	151,450
1,665,000	KB Home, 8.000%, 3/15/2020	1,648,350
375,000	Kindred Healthcare, Inc., 8.250%, 6/01/2019	326,719
15,000	Lennar Corp., Series B, 5.500%, 9/01/2014	15,600
1,090,000	Lennar Corp., Series B, 5.600%, 5/31/2015	1,139,050
55,000	Lennar Corp., Series B, 6.500%, 4/15/2016	57,819

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$1,435,000	Level 3 Financing, Inc., 8.625%, 7/15/2020, 144A	$1,506,750
235,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	245,575
30,000	Level 3 Financing, Inc., 9.375%, 4/01/2019	32,775
160,000	Masco Corp., 6.500%, 8/15/2032	150,660
865,000	Masco Corp., 7.750%, 8/01/2029	892,188
600,000	Merrill Lynch & Co., Inc., 6.050%, 5/16/2016	631,750
2,700,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	2,569,855
310,000	MGM Resorts International, 8.625%, 2/01/2019, 144A	332,475
310,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023(e)	251,100
410,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016(e)	364,900
230,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	377,344
2,500,000	Morgan Stanley, 5.750%, 1/25/2021	2,454,455
500,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	525,727
400,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	397,417
1,382,000	New Albertson’s, Inc., 7.450%, 8/01/2029	1,057,230
100,000	New Albertson’s, Inc., 7.750%, 6/15/2026	81,000
3,450,000	New Albertson’s, Inc., 8.000%, 5/01/2031	2,613,375
1,965,000	New Albertson’s, Inc., 8.700%, 5/01/2030	1,611,300
155,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	109,275
15,000	News America, Inc., 6.400%, 12/15/2035	17,006
935,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	902,275
30,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	30,000
250,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(e)(f)	65,000
35,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(f)	38,063
50,000	Ohio Edison Co., 6.875%, 7/15/2036	61,525
565,000	Owens Corning, Inc., 6.500%, 12/01/2016	627,698
535,000	Owens Corning, Inc., 7.000%, 12/01/2036	570,125
40,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	44,900
47,000	Pulte Group, Inc., 5.200%, 2/15/2015	47,940
540,000	Pulte Group, Inc., 6.000%, 2/15/2035	421,200
695,000	Pulte Group, Inc., 6.375%, 5/15/2033	559,475
1,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,425,112
650,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	621,279
400,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	410,385
60,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	58,204
560,000	Qwest Corp., 6.875%, 9/15/2033	554,400
115,000	Qwest Corp., 7.250%, 9/15/2025	123,050
755,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	751,225
500,000	Range Resources Corp., 5.000%, 8/15/2022	493,750
750,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A	746,098
600,000	Residential Capital LLC, 9.625%, 5/15/2015	510,000
80,000	Reynolds American, Inc., 6.750%, 6/15/2017	95,301
20,000	Reynolds American, Inc., 7.250%, 6/15/2037	23,332
400,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 9.875%, 8/15/2019, 144A	409,000
1,600(†††††)	SLM Corp., 6.000%, 12/15/2043	35,004
120,000	SLM Corp., MTN, 5.050%, 11/14/2014	122,973

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$35,000	SLM Corp., MTN, 5.125%, 8/27/2012	$35,262
10,000	SLM Corp., Series A, MTN, 0.860%, 1/27/2014(d)	9,551
228,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	233,130
10,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	9,598
115,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	117,303
65,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	67,119
265,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	226,244
625,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	696,875
400,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	315,000
100,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	96,000
300,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	248,250
330,000	Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	304,425
200,000	Springleaf Finance Corp., Series J, MTN, 5.900%, 9/15/2012	192,500
595,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	464,100
294,000	Sprint Capital Corp., 6.875%, 11/15/2028	224,910
420,000	Sprint Capital Corp., 6.900%, 5/01/2019	363,300
110,000	Sprint Capital Corp., 8.750%, 3/15/2032	94,325
26,000	Sprint Nextel Corp., 6.000%, 12/01/2016	23,205
265,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	226,575
250,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	338,893
820,000	Textron, Inc., 5.950%, 9/21/2021	896,384
1,431,000	Toys R Us, Inc., 7.375%, 10/15/2018	1,284,322
3,150,000	TXU Corp., Series P, 5.550%, 11/15/2014	2,307,375
2,570,000	TXU Corp., Series Q, 6.500%, 11/15/2024	1,349,250
30,000	TXU Corp., Series R, 6.550%, 11/15/2034	15,000
7,795,000	U.S. Treasury Note, 0.250%, 2/15/2015	7,738,970
9,200,000	U.S. Treasury Note, 0.375%, 6/30/2013	9,212,218
1,100,000	U.S. Treasury Note, 0.750%, 3/31/2013	1,105,672
376,250	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	428,925
770,000	United States Steel Corp., 6.650%, 6/01/2037	646,800
770,000	United States Steel Corp., 7.500%, 3/15/2022	770,000
295,000	UR Financing Escrow Corp., 7.625%, 4/15/2022, 144A	303,112
50,000	USG Corp., 6.300%, 11/15/2016	46,750
230,000	USG Corp., 9.750%, 1/15/2018	228,275
5,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	4,956
110,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	113,593
85,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	135,974
100,000	Wells Fargo & Co., Series F, EMTN, 4.875%, 11/29/2035, (GBP)	144,419
60,000	Weyerhaeuser Co., 6.950%, 10/01/2027	62,983
315,000	Weyerhaeuser Co., 7.375%, 3/15/2032	335,565
125,000	Xerox Corp., 6.750%, 2/01/2017	144,675
20,000	Xerox Corp., MTN, 7.200%, 4/01/2016	23,259
250,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	335,969

		115,113,946

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Uruguay — 0.1%
4,077,490	Uruguay Government International Bond, 3.700%, 6/26/2037, (UYU)	$206,104
5,176,827	Uruguay Government International Bond, 4.375%, 12/15/2028, (UYU)	290,394

		496,498

	Venezuela — 0.1%
800,000	Petroleos de Venezuela S.A., 5.375%, 4/12/2027	492,000

	Total Non-Convertible Bonds (Identified Cost $164,562,502)	172,469,035

Convertible Bonds — 1.0%
	United States — 1.0%
350,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(g)	291,813
125,000	Ford Motor Co., 4.250%, 11/15/2016	198,125
745,000	Hologic, Inc., (accretes to principal after 12/15/2013), 2.000%, 12/15/2037(g)	740,344
620,000	Human Genome Sciences, Inc., 3.000%, 11/15/2018	611,475
1,125,000	Intel Corp., 3.250%, 8/01/2039	1,582,031
365,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	370,475
215,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(e)	280,575
1,885,000	Old Republic International Corp., 3.750%, 3/15/2018	1,859,081
375,000	Omnicare, Inc., 3.750%, 12/15/2025	544,688
610,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	597,037
90,000	Trinity Industries, Inc., 3.875%, 6/01/2036	98,100

	Total Convertible Bonds (Identified Cost $6,334,087)	7,173,744

Municipals — 0.1%
	United States — 0.1%
415,000	State of Illinois, 5.100%, 6/01/2033	391,204
135,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(e)	86,096

	Total Municipals (Identified Cost $449,466)	477,300

	Total Bonds and Notes (Identified Cost $171,346,055)	180,120,079

Senior Loans — 0.2%
	United States — 0.2%
1,270,000	Flying Fortress, Inc., 1st Lien Term Loan, 5.000%, 6/30/2017(d)	1,274,763
51,604	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(d)	27,814

	Total Senior Loans (Identified Cost $1,308,585)	1,302,577

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Equity and Income Fund – (continued)

Shares	Description	Value (†)

Preferred Stocks — 0.6%
Convertible Preferred Stocks — 0.5%
	United States — 0.5%
71,820	General Motors Co., Series B, 4.750%	$3,005,667
820	Lucent Technologies Capital Trust I, 7.750%	666,250

	Total Convertible Preferred Stocks (Identified Cost $3,969,958)	3,671,917

Non-Convertible Preferred Stock — 0.1%
	United States — 0.1%
682	Ally Financial, Inc., Series G, 7.000%, 144A (Identified Cost $145,366)	568,170

	Total Preferred Stocks (Identified Cost $4,115,324)	4,240,087

Principal Amount (‡)
Short-Term Investments — 8.5%
$2	Repurchase Agreement with State Street Bank and Trust Company, dated 3/30/2012 at 0.000% to be repurchased at $2 on 4/02/2012 collateralized by $100 U.S. Treasury Note, 1.500% due 7/31/2016 valued at $103 including accrued interest (Note 2 of Notes to Financial Statements)	2
61,129,123	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $61,129,123 on 4/02/2012 collateralized by $4,330,000 Federal Home Loan Bank, 2.750% due 6/08/2018 valued at $4,660,163; $54,565,000 U.S. Treasury Note, 2.375% due 2/28/2015 valued at $57,696,376 including accrued interest (Note 2 of Notes to Financial Statements)	61,129,123

	Total Short-Term Investments (Identified Cost $61,129,125)	61,129,125

	Total Investments — 100.6% (Identified Cost $654,536,352)(a)	722,744,835
	Other assets less liabilities — (0.6)%	(4,212,322)

	Net Assets — 100.0%	$718,532,513

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Security held in units. One unit represents a principal amount of 1,000. Amount shown represents principal amount including inflation adjustments.
(†††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(††††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††††)	Amount shown represents units. One unit represents a principal amount of 25.

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Equity and Income Fund – (continued)

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2012, the net unrealized appreciation on investments based on a cost of $654,807,082 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$77,830,798
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(9,893,045)

	Net unrealized appreciation	$67,937,753

(b)	Non-income producing security.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(d)	Variable rate security. Rate as of March 31, 2012 is disclosed.
(e)	Illiquid security. At March 31, 2012, the value of these securities amounted to $1,047,671 or 0.1% of net assets.
(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of Rule 144A holdings amounted to $35,833,479 or 5.0% of net assets.
ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Equity and Income Fund – (continued)

SEK	Swedish Krona
SGD	Singapore Dollar
UYU	Uruguayan Peso

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	6/20/2012	Australian Dollar	700,000	$718,877	$17,089
Sell[1]	6/04/2012	Brazilian Real	250,000	135,190	8,736
Buy[2]	8/22/2012	Chinese Renminbi	11,630,000	1,843,912	(3,586)
Sell[2]	8/22/2012	Chinese Renminbi	7,000,000	1,109,835	5,449
Buy[4]	6/21/2012	Malaysian Ringgit	1,250,000	405,931	(441)
Buy[3]	6/11/2012	South Korean Won	780,000,000	684,950	(3,640)
Buy[1]	6/11/2012	South Korean Won	1,488,000,000	1,306,674	(6,421)

Total					$17,186

At March 31, 2012, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive5/Units of Currency		Unrealized Appreciation (Depreciation)
6/12/2012	Norwegian Krone	5,600,000	Euro	751,476	$21,881

1 Counterparty is Credit Suisse.

2 Counterparty is Morgan Stanley.

3 Counterparty is Barclays.

4 Counterparty is JPMorgan Chase.

5 Counterparty is Deutsche Bank AG.

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Global Equity and Income Fund – (continued)

Industry Summary at March 31, 2012 (Unaudited)

Beverages	5.6%
Treasuries	5.6
Commercial Banks	4.8
Pharmaceuticals	4.5
Energy Equipment & Services	4.4
Internet Software & Services	4.4
Machinery	4.1
Software	3.3
Computers & Peripherals	3.0
Chemicals	2.5
Automotive	2.4
Banking	2.3
Wireless Telecommunication Services	2.1
Internet & Catalog Retail	2.1
Aerospace & Defense	2.1
Diversified Telecommunication Services	2.1
Other Investments, less than 2% each	36.8
Short-Term Investments	8.5

Total Investments	100.6
Other assets less liabilities (including open forward foreign currency contracts)	(0.6)

Net Assets	100.0%

Currency Exposure at March 31, 2012 (Unaudited)

United States Dollar	70.8%
British Pound	8.3
Euro	5.3
Brazilian Real	3.6
Swedish krona	2.1
Other, less than 2% each	10.5

Total Investments	100.6
Other assets less liabilities (including open forward foreign currency contracts)	(0.6)

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Growth Fund

Shares	Description	Value (†)

Common Stocks — 98.8% of Net Assets
	Air Freight & Logistics — 6.8%
83,287	Expeditors International of Washington, Inc.	$3,873,678
66,384	United Parcel Service, Inc., Class B	5,358,517

		9,232,195

	Beverages — 4.1%
46,020	Coca-Cola Co. (The)	3,405,940
22,599	Diageo PLC, Sponsored ADR	2,180,804

		5,586,744

	Biotechnology — 4.3%
85,183	Amgen, Inc.	5,791,592

	Capital Markets — 9.3%
16,476	Franklin Resources, Inc.	2,043,518
55,767	Greenhill & Co., Inc.	2,433,672
80,711	Legg Mason, Inc.	2,254,258
284,447	SEI Investments Co.	5,885,209

		12,616,657

	Communications Equipment — 11.5%
384,538	Cisco Systems, Inc.	8,132,979
108,460	QUALCOMM, Inc.	7,377,449

		15,510,428

	Consumer Finance — 3.9%
92,028	American Express Co.	5,324,740

	Energy Equipment & Services — 3.1%
58,867	Schlumberger Ltd.	4,116,569

	Food Products — 4.3%
419,209	Danone S.A., Sponsored ADR	5,818,621

	Health Care Equipment & Supplies — 5.5%
49,057	Medtronic, Inc.	1,922,544
85,678	Zimmer Holdings, Inc.	5,507,382

		7,429,926

	Household Products — 3.9%
26,843	Clorox Co. (The)	1,845,456
51,352	Procter & Gamble Co. (The)	3,451,368

		5,296,824

	Internet & Catalog Retail — 6.3%
35,239	Amazon.com, Inc.(b)	7,136,250
41,560	Blue Nile, Inc.(b)	1,370,649

		8,506,899

	Internet Software & Services — 5.8%
12,298	Google, Inc., Class A(b)	7,885,969

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Growth Fund – (continued)

Shares	Description	Value (†)

	IT Services — 7.3%
36,533	Automatic Data Processing, Inc.	$2,016,256
66,407	Visa, Inc., Class A	7,836,026

		9,852,282

	Media — 2.1%
54,939	Omnicom Group, Inc.	2,782,660

	Multiline Retail — 0.3%
6,891	Target Corp.	401,539

	Pharmaceuticals — 5.1%
70,252	Merck & Co., Inc.	2,697,677
75,182	Novartis AG, ADR	4,165,834

		6,863,511

	Semiconductors & Semiconductor Equipment — 1.0%
14,639	Altera Corp.	582,925
17,520	Analog Devices, Inc.	707,808

		1,290,733

	Software — 10.7%
43,426	FactSet Research Systems, Inc.	4,300,911
117,313	Microsoft Corp.	3,783,344
219,492	Oracle Corp.	6,400,387

		14,484,642

	Specialty Retail — 3.5%
48,457	Home Depot, Inc. (The)	2,437,872
74,313	Lowe’s Cos., Inc.	2,331,942

		4,769,814

	Total Common Stocks (Identified Cost $108,041,272)	133,562,345

Principal Amount
Short-Term Investments — 1.1%
$1,529,691	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $1,529,691 on 4/02/2012 collateralized by $1,550,000 Federal Home Loan Mortgage Corp., 0.750% due 11/25/2014 valued at $1,561,625 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,529,691)	1,529,691

	Total Investments — 99.9% (Identified Cost $109,570,963)(a)	135,092,036
	Other assets less liabilities — 0.1%	180,800

	Net Assets — 100.0%	$135,272,836

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Growth Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At March 31, 2012, the net unrealized appreciation on investments based on a cost of $109,570,963 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$26,448,665
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(927,592)

	Net unrealized appreciation	$25,521,073

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at March 31, 2012 (Unaudited)

Communications Equipment	11.5%
Software	10.7
Capital Markets	9.3
IT Services	7.3
Air Freight & Logistics	6.8
Internet & Catalog Retail	6.3
Internet Software & Services	5.8
Health Care Equipment & Supplies	5.5
Pharmaceuticals	5.1
Food Products	4.3
Biotechnology	4.3
Beverages	4.1
Consumer Finance	3.9
Household Products	3.9
Specialty Retail	3.5
Energy Equipment & Services	3.1
Media	2.1
Other Investments, less than 2% each	1.3
Short-Term Investments	1.1

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Mid Cap Growth Fund

Shares	Description	Value (†)

Common Stocks — 96.8% of Net Assets
	Aerospace & Defense — 2.1%
20,337	TransDigm Group, Inc.(b)	$2,354,211

	Beverages — 2.3%
40,971	Monster Beverage Corp.(b)	2,543,889

	Biotechnology — 8.0%
72,732	Achillion Pharmaceuticals, Inc.(b)	696,773
37,290	Alexion Pharmaceuticals, Inc.(b)	3,462,749
82,415	ARIAD Pharmaceuticals, Inc.(b)	1,314,519
75,194	Idenix Pharmaceuticals, Inc.(b)	736,149
19,750	Medivation, Inc.(b)	1,475,720
29,592	Vertex Pharmaceuticals, Inc.(b)	1,213,568

		8,899,478

	Capital Markets — 3.6%
25,446	Affiliated Managers Group, Inc.(b)	2,845,117
18,508	T. Rowe Price Group, Inc.	1,208,573

		4,053,690

	Chemicals — 1.4%
30,384	Eastman Chemical Co.	1,570,549

	Communications Equipment — 2.3%
19,311	F5 Networks, Inc.(b)	2,606,213

	Electrical Equipment — 1.5%
21,258	Rockwell Automation, Inc.	1,694,263

	Electronic Equipment, Instruments & Components — 1.5%
93,463	InvenSense, Inc.(b)	1,691,680

	Energy Equipment & Services — 3.0%
12,942	Lufkin Industries, Inc.	1,043,772
42,640	Oceaneering International, Inc.	2,297,870

		3,341,642

	Food & Staples Retailing — 2.2%
29,878	Whole Foods Market, Inc.	2,485,850

	Health Care Equipment & Supplies — 2.4%
4,892	Intuitive Surgical, Inc.(b)	2,650,241

	Health Care Technology — 2.6%
21,878	athenahealth, Inc.(b)	1,621,597
16,406	SXC Health Solutions Corp.(b)	1,229,794

		2,851,391

	Hotels, Restaurants & Leisure — 4.1%
6,162	Chipotle Mexican Grill, Inc.(b)	2,575,716
12,102	Panera Bread Co., Class A(b)	1,947,454

		4,523,170

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Mid Cap Growth Fund – (continued)

Shares	Description	Value (†)

	Internet Software & Services — 6.5%
18,088	LinkedIn Corp., Class A(b)	$1,844,795
17,113	MercadoLibre, Inc.	1,673,480
65,653	Rackspace Hosting, Inc.(b)	3,794,087

		7,312,362

	Life Sciences Tools & Services — 2.0%
12,330	Mettler-Toledo International, Inc.(b)	2,277,967

	Machinery — 4.8%
13,882	Cummins, Inc.	1,666,396
38,403	Timken Co. (The)	1,948,568
42,322	Westport Innovations, Inc.(b)	1,731,816

		5,346,780

	Multiline Retail — 2.3%
26,649	Dollar Tree, Inc.(b)	2,518,064

	Oil, Gas & Consumable Fuels — 6.8%
45,265	Approach Resources, Inc.(b)	1,672,542
78,132	Cobalt International Energy, Inc.(b)	2,346,304
16,819	Concho Resources, Inc.(b)	1,716,883
38,009	Rosetta Resources, Inc.(b)	1,853,319

		7,589,048

	Pharmaceuticals — 1.6%
17,606	Perrigo Co.	1,818,876

	Professional Services — 2.3%
53,468	Verisk Analytics, Inc., Class A(b)	2,511,392

	Real Estate Management & Development — 2.2%
121,846	CBRE Group, Inc., Class A(b)	2,432,046

	Road & Rail — 2.1%
33,240	Kansas City Southern(b)	2,382,976

	Semiconductors & Semiconductor Equipment — 5.2%
86,464	NXP Semiconductors NV(b)	2,300,807
67,128	Skyworks Solutions, Inc.(b)	1,856,089
46,262	Xilinx, Inc.	1,685,325

		5,842,221

	Software — 10.2%
62,736	Fortinet, Inc.(b)	1,734,650
26,352	Guidewire Software, Inc.(b)	811,115
33,885	Informatica Corp.(b)	1,792,517
54,758	Jive Software, Inc.(b)	1,487,227
22,439	NetSuite, Inc.(b)	1,128,457
44,161	Nuance Communications, Inc.(b)	1,129,638
44,445	SolarWinds, Inc.(b)	1,717,799
33,766	Sourcefire, Inc.(b)	1,625,158

		11,426,561

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Mid Cap Growth Fund – (continued)

Shares	Description	Value (†)

	Specialty Retail — 9.3%
19,750	O’Reilly Automotive, Inc.(b)	$1,804,163
40,051	PetSmart, Inc.	2,291,718
35,093	Ross Stores, Inc.	2,038,903
19,349	Tractor Supply Co.	1,752,245
26,894	Ulta Salon, Cosmetics & Fragrance, Inc.	2,498,184

		10,385,213

	Textiles, Apparel & Luxury Goods — 4.5%
22,904	Lululemon Athletica, Inc.(b)	1,710,471
36,012	Michael Kors Holdings Ltd.(b)	1,677,799
17,207	Under Armour, Inc., Class A(b)	1,617,458

		5,005,728

	Total Common Stocks (Identified Cost $90,528,472)	108,115,501

Purchased Options — 0.0%
28,700	Vertex Pharmaceuticals, Inc., Put expiring July 21, 2012 at 32 (Identified Cost $59,775)	31,570

Principal Amount
Short-Term Investments — 3.7%
$4,131,240	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $4,131,240 on 4/02/2012 collateralized by $4,200,000 U.S. Treasury Note, 0.500% due 10/15/2014 valued at $4,215,750, including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $4,131,240)	4,131,240

	Total Investments — 100.5% (Identified Cost $94,719,487)(a)	112,278,311
	Other assets less liabilities — (0.5)%	(575,318)

	Net Assets — 100.0%	$111,702,993

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At March 31, 2012, the net unrealized appreciation on investments based on a cost of $94,719,487 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$18,020,060
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(461,236)

	Net unrealized appreciation	$17,558,824

(b)	Non-income producing security.

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Mid Cap Growth Fund – (continued)

Industry Summary at March 31, 2012 (Unaudited)

Software	10.2%
Specialty Retail	9.3
Biotechnology	8.0
Oil, Gas & Consumable Fuels	6.8
Internet Software & Services	6.5
Semiconductors & Semiconductor Equipment	5.2
Machinery	4.8
Textiles, Apparel & Luxury Goods	4.5
Hotels, Restaurants & Leisure	4.1
Capital Markets	3.6
Energy Equipment & Services	3.0
Health Care Technology	2.6
Health Care Equipment & Supplies	2.4
Communications Equipment	2.3
Beverages	2.3
Multiline Retail	2.3
Professional Services	2.3
Food & Staples Retailing	2.2
Real Estate Management & Development	2.2
Road & Rail	2.1
Aerospace & Defense	2.1
Life Sciences Tools & Services	2.0
Other Investments, less than 2% each	6.0
Short-Term Investments	3.7

Total Investments	100.5
Other assets less liabilities	(0.5)

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Value Fund

Shares	Description	Value (†)

Common Stocks — 98.4% of Net Assets
	Aerospace & Defense — 2.8%
309,143	Honeywell International, Inc.	$18,873,180
317,828	Northrop Grumman Corp.	19,412,934

		38,286,114

	Auto Components — 1.4%
697,131	Goodyear Tire & Rubber Co. (The)(b)	7,821,810
321,744	Johnson Controls, Inc.	10,450,245

		18,272,055

	Automobiles — 0.8%
409,915	General Motors Co.(b)	10,514,320

	Beverages — 3.0%
651,759	Coca-Cola Enterprises, Inc.	18,640,307
329,309	PepsiCo, Inc.	21,849,652

		40,489,959

	Biotechnology — 1.0%
191,051	Amgen, Inc.	12,989,557

	Capital Markets — 4.1%
320,300	Ameriprise Financial, Inc.	18,298,739
494,848	Legg Mason, Inc.	13,821,105
500,306	State Street Corp.	22,763,923

		54,883,767

	Chemicals — 1.0%
152,902	Air Products & Chemicals, Inc.	14,036,404

	Commercial Banks — 6.5%
1,379,621	Fifth Third Bancorp	19,383,675
369,794	PNC Financial Services Group, Inc.	23,848,015
462,311	U.S. Bancorp	14,646,012
886,299	Wells Fargo & Co.	30,258,248

		88,135,950

	Communications Equipment — 2.8%
854,019	Cisco Systems, Inc.	18,062,502
400,218	Motorola Solutions, Inc.	20,343,081

		38,405,583

	Computers & Peripherals — 1.2%
27,315	Apple, Inc.(b)	16,374,523

	Construction Materials — 0.7%
217,471	Vulcan Materials Co.	9,292,536

	Consumer Finance — 1.6%
647,252	Discover Financial Services	21,579,382

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Value Fund – (continued)

Shares	Description	Value (†)

	Diversified Financial Services — 5.4%
1,521,931	Bank of America Corp.	$14,564,880
599,534	Citigroup, Inc.	21,912,968
786,121	JPMorgan Chase & Co.	36,145,843

		72,623,691

	Diversified Telecommunication Services — 3.1%
725,387	AT&T, Inc.	22,653,836
503,544	CenturyLink, Inc.	19,461,976

		42,115,812

	Electric Utilities — 3.6%
421,637	Edison International	17,923,789
405,683	Exelon Corp.	15,906,831
521,601	PPL Corp.	14,740,444

		48,571,064

	Electrical Equipment — 1.3%
268,972	Cooper Industries PLC	17,200,759

	Energy Equipment & Services — 2.7%
277,191	Schlumberger Ltd.	19,383,967
303,026	Transocean Ltd.	16,575,522

		35,959,489

	Food & Staples Retailing — 1.6%
470,754	CVS Caremark Corp.	21,089,779

	Food Products — 2.3%
859,441	Sara Lee Corp.	18,503,764
386,060	Unilever NV	13,137,622

		31,641,386

	Health Care Equipment & Supplies — 2.7%
249,558	Baxter International, Inc.	14,918,577
382,477	Covidien PLC	20,913,843

		35,832,420

	Health Care Providers & Services — 2.9%
465,541	HCA Holdings, Inc.	11,517,484
461,375	UnitedHealth Group, Inc.	27,193,443

		38,710,927

	Independent Power Producers & Energy Traders — 1.4%
1,090,242	Calpine Corp.(b)	18,763,065

	Industrial Conglomerates — 1.9%
1,266,233	General Electric Co.	25,413,296

	Insurance — 3.6%
496,168	MetLife, Inc.	18,531,875
255,127	Travelers Cos., Inc. (The)	15,103,518
611,309	Unum Group	14,964,844

		48,600,237

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Value Fund – (continued)

Shares	Description	Value (†)

	Internet & Catalog Retail — 1.3%
913,488	Liberty Interactive Corp., Class A(b)	$17,438,486

	Internet Software & Services — 2.0%
482,041	AOL, Inc.(b)	9,144,318
482,290	eBay, Inc.(b)	17,791,678

		26,935,996

	Machinery — 3.4%
352,532	Eaton Corp.	17,566,670
290,390	Harsco Corp.	6,812,549
273,722	Stanley Black & Decker, Inc.	21,065,645

		45,444,864

	Media — 6.9%
392,725	CBS Corp., Class B	13,317,305
1,109,690	Comcast Corp., Class A	33,301,797
243,523	DIRECTV, Class A(b)	12,015,425
306,199	Omnicom Group, Inc.	15,508,979
382,480	Viacom, Inc., Class B	18,152,501

		92,296,007

	Multiline Retail — 1.0%
227,174	Target Corp.	13,237,429

	Oil, Gas & Consumable Fuels — 9.0%
258,007	Chevron Corp.	27,668,671
247,018	CONSOL Energy, Inc.	8,423,314
495,832	El Paso Corp.	14,651,835
397,171	ExxonMobil Corp.	34,446,641
357,356	Hess Corp.	21,066,136
64,665	Noble Energy, Inc.	6,322,944
120,889	SM Energy Co.	8,555,314

		121,134,855

	Pharmaceuticals — 6.4%
295,381	Bristol-Myers Squibb Co.	9,969,109
747,607	Merck & Co., Inc.	28,708,109
1,139,394	Pfizer, Inc.	25,818,668
542,951	Sanofi, Sponsored ADR	21,039,351

		85,535,237

	REITs — Diversified — 1.2%
765,649	Weyerhaeuser Co.	16,783,026

	Road & Rail — 1.3%
267,730	Norfolk Southern Corp.	17,624,666

	Semiconductors & Semiconductor Equipment — 2.3%
1,157,235	Applied Materials, Inc.	14,396,003
497,240	Texas Instruments, Inc.	16,712,237

		31,108,240

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Value Fund – (continued)

Shares	Description	Value (†)

	Software — 2.7%
512,099	Microsoft Corp.	$16,515,193
688,618	Oracle Corp.	20,080,101

		36,595,294

	Wireless Telecommunication Services — 1.5%
735,456	Vodafone Group PLC, Sponsored ADR	20,350,067

	Total Common Stocks (Identified Cost $1,111,164,267)	1,324,266,242

Principal Amount
Short-Term Investments — 1.5%
$19,736,726	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $19,736,726 on 4/02/2012 collateralized by $20,035,000 Federal National Mortgage Association, 1.000% due 11/04/2014 valued at $20,135,175 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $19,736,726)	19,736,726

	Total Investments — 99.9% (Identified Cost $1,130,900,993)(a)	1,344,002,968
	Other assets less liabilities — 0.1%	2,011,286

	Net Assets — 100.0%	$1,346,014,254

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At March 31, 2012, the net unrealized appreciation on investments based on a cost of $1,130,900,993 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$241,535,669
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(28,433,694)

	Net unrealized appreciation	$213,101,975

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Value Fund – (continued)

Industry Summary at March 31, 2012 (Unaudited)

Oil, Gas & Consumable Fuels	9.0%
Media	6.9
Commercial Banks	6.5
Pharmaceuticals	6.4
Diversified Financial Services	5.4
Capital Markets	4.1
Insurance	3.6
Electric Utilities	3.6
Machinery	3.4
Diversified Telecommunication Services	3.1
Beverages	3.0
Health Care Providers & Services	2.9
Communications Equipment	2.8
Aerospace & Defense	2.8
Software	2.7
Energy Equipment & Services	2.7
Health Care Equipment & Supplies	2.7
Food Products	2.3
Semiconductors & Semiconductor Equipment	2.3
Internet Software & Services	2.0
Other Investments, less than 2% each	20.2
Short-Term Investments	1.5

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  48

Statements of Assets & Liabilities

March 31, 2012 (Unaudited)

	Global Equity and Income Fund	Growth Fund	Mid Cap Growth Fund	Value Fund
ASSETS
Investments at cost	$654,536,352	$109,570,963	$94,719,487	$1,130,900,993
Net unrealized appreciation	68,208,483	25,521,073	17,558,824	213,101,975

Investments at value	722,744,835	135,092,036	112,278,311	1,344,002,968
Cash	9,506	—	—	—
Foreign currency at value (identified cost $2,335,602, $0, $0 and $0)	2,340,762	—	—	—
Receivable for Fund shares sold	5,689,743	157,194	152,522	1,648,484
Receivable for securities sold	8,850,687	—	983,225	—
Dividends and interest receivable	3,932,256	266,783	36,659	2,088,855
Unrealized appreciation on forward foreign currency contracts (Note 2)	53,155	—	—	—
Tax reclaims receivable	94,216	76,015	—	88,802

TOTAL ASSETS	743,715,160	135,592,028	113,450,717	1,347,829,109

LIABILITIES
Payable for securities purchased	23,838,592	—	698,369	—
Payable for Fund shares redeemed	716,615	69,768	860,600	814,870
Unrealized depreciation on forward foreign currency contracts (Note 2)	14,088	—	—	—
Management fees payable (Note 6)	439,106	55,853	60,899	563,003
Deferred Trustees’ fees (Note 6)	84,877	118,662	78,156	300,854
Administrative fees payable (Note 6)	26,572	5,070	4,285	51,105
Payable to distributor (Note 6d)	9,729	691	1,185	27,979
Other accounts payable and accrued expenses	53,068	69,148	44,230	57,044

TOTAL LIABILITIES	25,182,647	319,192	1,747,724	1,814,855

NET ASSETS	$718,532,513	$135,272,836	$111,702,993	$1,346,014,254

NET ASSETS CONSIST OF:
Paid-in capital	$691,290,881	$200,840,356	$138,872,282	$1,183,020,995
Accumulated net investment (loss)/Undistributed net investment income	2,400,323	355,575	(320,883)	5,081,196
Accumulated net realized loss on investments, options written and foreign currency transactions	(43,402,006)	(91,444,168)	(44,407,230)	(55,189,912)
Net unrealized appreciation on investments and foreign currency translations	68,243,315	25,521,073	17,558,824	213,101,975

NET ASSETS	$718,532,513	$135,272,836	$111,702,993	$1,346,014,254

See accompanying notes to financial statements.

49  |

Statements of Assets & Liabilities (continued)

March 31, 2012 (Unaudited)

	Global Equity and Income Fund	Growth Fund	Mid Cap Growth Fund	Value Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$159,966,226	$29,749,932	$45,708,046	$136,304,947

Shares of beneficial interest	9,523,297	4,702,137	1,571,907	6,833,774

Net asset value and redemption price per share	$16.80	$6.33	$29.08	$19.95

Offering price per share (100/94.25 of net asset value) (Note 1)	$17.82	$6.72	$30.85	$21.17

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$—	$2,420,522	$—	$2,009,262

Shares of beneficial interest	—	407,237	—	99,956

Net asset value and offering price per share	$—	$5.94	$—	$20.10

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$197,029,068	$11,009,276	$2,889,455	$9,919,902

Shares of beneficial interest	11,804,079	1,851,538	101,680	500,571

Net asset value and offering price per share	$16.69	$5.95	$28.42	$19.82

Class Y shares:
Net assets	$361,537,219	$92,093,106	$63,105,492	$1,197,778,034

Shares of beneficial interest	21,442,237	13,736,106	2,093,328	59,982,591

Net asset value, offering and redemption price per share	$16.86	$6.70	$30.15	$19.97

Admin Class shares:
Net assets	$—	$—	$—	$2,109

Shares of beneficial interest	—	—	—	106

Net asset value, offering and redemption price per share	$—	$—	$—	$19.90

See accompanying notes to financial statements.

|  50

Statements of Operations

For the Six Months Ended March 31, 2012 (Unaudited)

	Global Equity and Income Fund	Growth Fund	Mid Cap Growth Fund	Value Fund
INVESTMENT INCOME
Dividends	$3,681,595	$1,117,390	$365,007	$15,874,220
Interest	5,018,524	—	—	—
Less net foreign taxes withheld	(137,050)	(27,479)	—	(17,168)

	8,563,069	1,089,911	365,007	15,857,052

Expenses
Management fees (Note 6)	2,160,995	304,573	403,460	3,103,499
Service and distribution fees (Note 6)	1,008,677	101,613	74,535	226,403
Administrative fees (Note 6)	132,563	28,035	24,762	285,690
Trustees’ fees and expenses (Note 6)	18,686	18,041	14,612	42,283
Transfer agent fees and expenses (Note 6)	246,519	98,556	71,874	946,693
Audit and tax services fees	26,534	20,818	24,325	17,421
Custodian fees and expenses	90,881	8,917	11,186	27,167
Legal fees	3,931	875	786	9,042
Registration fees	73,411	28,578	36,299	55,280
Shareholder reporting expenses	18,473	8,367	5,893	52,206
Miscellaneous expenses	13,564	5,278	8,555	19,014

Total expenses	3,794,234	623,651	676,287	4,784,698
Less waiver and/or expense reimbursement (Note 6)	—	—	(61,863)	—

Net expenses	3,794,234	623,651	614,424	4,784,698

Net investment income (loss)	4,768,835	466,260	(249,417)	11,072,354

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	10,490,876	1,182,603	1,149,333	5,460,688
Options written	—	—	(43,815)	—
Foreign currency transactions	(137,036)	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	86,234,957	21,393,538	18,129,109	266,378,532
Foreign currency translations	320,589	—	—	—

Net realized and unrealized gain on investments, options written and foreign currency transactions	96,909,386	22,576,141	19,234,627	271,839,220

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$101,678,221	$23,042,401	$18,985,210	$282,911,574

See accompanying notes to financial statements.

51  |

Statements of Changes in Net Assets

	Global Equity and Income Fund		Growth Fund
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$4,768,835	$5,683,385	$466,260	$312,880
Net realized gain on investments and foreign currency transactions	10,353,840	42,116,459	1,182,603	6,408,021
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	86,555,546	(73,870,933)	21,393,538	(5,147,611)

Net increase (decrease) in net assets resulting from operations	101,678,221	(26,071,089)	23,042,401	1,573,290

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(2,072,301)	(1,363,693)	(40,999)	—
Class C	(1,277,382)	(1,202,095)	—	—
Class Y	(4,073,326)	(3,043,709)	(290,007)	—

Total distributions	(7,423,009)	(5,609,497)	(331,006)	—

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	151,184,530	186,170,302	2,796,254	8,413,669

Net increase in net assets	245,439,742	154,489,716	25,507,649	9,986,959
NET ASSETS
Beginning of the period	473,092,771	318,603,055	109,765,187	99,778,228

End of the period	$718,532,513	$473,092,771	$135,272,836	$109,765,187

UNDISTRIBUTED NET INVESTMENT INCOME	$2,400,323	$5,054,497	$355,575	$220,321

See accompanying notes to financial statements.

|  52

Statements of Changes in Net Assets (continued)

	Mid Cap Growth Fund		Value Fund
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income (loss)	$(249,417)	$(907,310)	$11,072,354	$15,885,984
Net realized gain on investments and options written	1,105,518	28,275,493	5,460,688	26,999,839
Net change in unrealized appreciation (depreciation) on investments	18,129,109	(23,131,410)	266,378,532	(91,039,296)

Net increase (decrease) in net assets resulting from operations	18,985,210	4,236,773	282,911,574	(48,153,473)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	—	(1,701,635)	(1,714,073)
Class B	—	—	(4,098)	(8,769)
Class C	—	—	(35,308)	(44,845)
Class Y	—	—	(16,240,641)	(14,549,558)
Admin Class	—	—	(19)	(11)

Total distributions	—	—	(17,981,701)	(16,317,256)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(9,046,874)	(3,901,540)	(14,323,167)	226,492,861

Net increase in net assets	9,938,336	335,233	250,606,706	162,022,132
NET ASSETS
Beginning of the period	101,764,657	101,429,424	1,095,407,548	933,385,416

End of the period	$111,702,993	$101,764,657	$1,346,014,254	$1,095,407,548

ACCUMULATED NET INVESTMENT (LOSS)/UNDISTRIBUTED NET INVESTMENT INCOME	$(320,883)	$(71,466)	$5,081,196	$11,990,543

See accompanying notes to financial statements.

53  |

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|  54

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains (b)	Total distributions
GLOBAL EQUITY AND INCOME FUND
Class A
3/31/2012(h)	$14.24	$0.14	$2.65	$2.79	$(0.23)	$—	$(0.23)
9/30/2011	14.72	0.22	(0.45)	(0.23)	(0.25)	—	(0.25)
9/30/2010	12.50	0.26	2.26	2.52	(0.30)	—	(0.30)
9/30/2009	11.65	0.36	0.74 (j)	1.10	(0.25)	(0.00)	(0.25)
9/30/2008	15.83	0.25	(3.46)	(3.21)	(0.53)	(0.44)	(0.97)
9/30/2007	12.49	0.20	3.39	3.59	(0.25)	—	(0.25)
Class C
3/31/2012(h)	14.10	0.08	2.63	2.71	(0.12)	—	(0.12)
9/30/2011	14.59	0.10	(0.44)	(0.34)	(0.15)	—	(0.15)
9/30/2010	12.39	0.16	2.26	2.42	(0.22)	—	(0.22)
9/30/2009	11.51	0.28	0.75 (j)	1.03	(0.15)	(0.00)	(0.15)
9/30/2008	15.70	0.15	(3.43)	(3.28)	(0.47)	(0.44)	(0.91)
9/30/2007	12.43	0.10	3.36	3.46	(0.19)	—	(0.19)
Class Y
3/31/2012(h)	14.31	0.16	2.66	2.82	(0.27)	—	(0.27)
9/30/2011	14.78	0.26	(0.45)	(0.19)	(0.28)	—	(0.28)
9/30/2010	12.54	0.29	2.28	2.57	(0.33)	—	(0.33)
9/30/2009	11.70	0.38	0.75 (j)	1.13	(0.29)	(0.00)	(0.29)
9/30/2008	15.87	0.30	(3.48)	(3.18)	(0.55)	(0.44)	(0.99)
9/30/2007	12.51	0.24	3.39	3.63	(0.27)	—	(0.27)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(f)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

55  |

				Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)		Gross expenses (%) (g)		Net investment income (%) (g)	Portfolio turnover rate (%)

$ —	$16.80	19.75	$159,966	1.22		1.22		1.76	17
—	14.24	(1.67)	111,589	1.24	(i)	1.24	(i)	1.41	65
—	14.72	20.61	64,367	1.25		1.29		1.96	99
—	12.50	10.27	44,669	1.25		1.34		3.56	114
0.00	11.65	(21.87)	67,647	1.25		1.27		1.74	133
0.00	15.83	29.05	28,927	1.25		1.37		1.44	78

—	16.69	19.33	197,029	1.97		1.97		1.00	17
—	14.10	(2.42)	145,369	1.99	(i)	1.99	(i)	0.64	65
—	14.59	19.79	109,455	2.00		2.04		1.21	99
—	12.39	9.40	96,208	2.00		2.09		2.82	114
0.00	11.51	(22.42)	124,178	2.00		2.02		1.04	133
0.00	15.70	27.99	60,179	2.00		2.11		0.69	78

—	16.86	19.90	361,537	0.97		0.97		2.01	17
—	14.31	(1.42)	216,136	0.99	(i)	0.99	(i)	1.65	65
—	14.78	21.02	144,780	1.00		1.04		2.20	99
—	12.54	10.49	108,728	1.00		1.01		3.79	114
0.00	11.70	(21.66)	120,322	0.99	(k)	0.99	(k)	2.06	133
0.00	15.87	29.36	80,824	1.00		1.02		1.70	78

(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	For the six months ended March 31, 2012 (Unaudited).
(i)	Includes fee/expense recovery of 0.02%.
(j)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(k)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
GROWTH FUND
Class A
3/31/2012(g)	$5.24	$0.02	$1.08	$1.10	$(0.01)	$—	$(0.01)
9/30/2011	5.14	0.01	0.09	0.10	—	—	—
9/30/2010	4.48	(0.01)	0.67	0.66	—	—	—
9/30/2009	4.99	(0.01)	(0.50)	(0.51)	—	—	—
9/30/2008	7.01	(0.02)	(2.00)	(2.02)	—	—	—
9/30/2007	5.84	(0.03)	1.20	1.17	—	—	—
Class B
3/31/2012(g)	4.94	(0.00)	1.00	1.00	—	—	—
9/30/2011	4.87	(0.03)	0.10	0.07	—	—	—
9/30/2010	4.28	(0.05)	0.64	0.59	—	—	—
9/30/2009	4.81	(0.04)	(0.49)	(0.53)	—	—	—
9/30/2008	6.79	(0.07)	(1.91)	(1.98)	—	—	—
9/30/2007	5.70	(0.07)	1.16	1.09	—	—	—
Class C
3/31/2012(g)	4.94	(0.00)	1.01	1.01	—	—	—
9/30/2011	4.87	(0.03)	0.10	0.07	—	—	—
9/30/2010	4.28	(0.05)	0.64	0.59	—	—	—
9/30/2009	4.81	(0.04)	(0.49)	(0.53)	—	—	—
9/30/2008	6.80	(0.07)	(1.92)	(1.99)	—	—	—
9/30/2007	5.71	(0.08)	1.17	1.09	—	—	—
Class Y
3/31/2012(g)	5.56	0.03	1.13	1.16	(0.02)	—	(0.02)
9/30/2011	5.43	0.03	0.10	0.13	—	—	—
9/30/2010	4.73	(0.00)	0.70	0.70	—	—	—
9/30/2009	5.24	0.01	(0.52)	(0.51)	—	—	—
9/30/2008	7.32	0.01	(2.09)	(2.08)	—	—	—
9/30/2007	6.08	(0.00)	1.24	1.24	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

57  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$6.33	20.97	$29,750	1.11		1.11		0.68	7
5.24	1.95	26,716	1.14		1.14		0.23	16
5.14	14.73	29,901	1.19		1.20		(0.30)	163
4.48	(10.40)	33,207	1.25		1.31		(0.25)	191
4.99	(28.67)	156,841	1.10		1.10		(0.33)	179
7.01	20.03	228,629	1.14	(h)	1.14	(h)	(0.49)	134

5.94	20.24	2,421	1.85		1.85		(0.09)	7
4.94	1.44	2,609	1.89		1.89		(0.54)	16
4.87	13.79	4,086	1.93		1.95		(1.06)	163
4.28	(11.02)	5,397	2.00		2.12		(1.06)	191
4.81	(29.16)	9,553	1.85		1.85		(1.05)	179
6.79	19.12	28,258	1.85	(h)	1.85	(h)	(1.20)	134

5.95	20.45	11,009	1.86		1.86		(0.07)	7
4.94	1.44	10,262	1.89		1.89		(0.53)	16
4.87	13.79	12,493	1.93		1.95		(1.06)	163
4.28	(11.02)	16,336	2.00		2.12		(1.06)	191
4.81	(29.26)	27,743	1.85		1.85		(1.08)	179
6.80	19.09	39,157	1.88		1.88		(1.23)	134

6.70	21.14	92,093	0.86		0.86		0.94	7
5.56	2.21	70,177	0.89		0.89		0.49	16
5.43	15.01	53,299	0.93	(i)	0.95		(0.05)	163
4.73	(9.73)	57,033	0.75		0.75		0.18	191
5.24	(28.42)	75,389	0.66		0.66		0.11	179
7.32	20.39	124,663	0.67		0.67		(0.02)	134

(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended March 31, 2012 (Unaudited).
(h)	Includes fee/expense recovery of less than 0.01% and 0.08% for Class A and Class B shares, respectively.
(i)	Effective February 1, 2010, the expense limit increased to 1.00% for Class Y shares.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment loss (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
MID CAP GROWTH FUND
Class A*
3/31/2012(f)	$24.40	$(0.08)		$4.76	$4.68	$—	$—	$—
9/30/2011	23.76	(0.23	)(g)	0.87	0.64	—	—	—
9/30/2010	18.29	(0.09	)(i)	5.56	5.47	—	—	—
9/30/2009	21.12	(0.07	)(j)	(2.76)	(2.83)	—	—	—
9/30/2008	26.84	(0.15)		(5.57)	(5.72)	—	—	—
9/30/2007	19.69	(0.16	)(k)	7.31	7.15	—	—	—
Class C
3/31/2012(f)	23.93	(0.17)		4.66	4.49	—	—	—
9/30/2011	23.47	(0.45	)(g)	0.91	0.46	—	—	—
9/30/2010	18.20	(0.18	)(i)	5.45	5.27	—	—	—
9/30/2009**	15.13	(0.16)		3.23	3.07	—	—	—
Class Y*
3/31/2012(f)	25.27	(0.05)		4.93	4.88	—	—	—
9/30/2011	24.53	(0.17	)(g)	0.91	0.74	—	—	—
9/30/2010	18.84	(0.07	)(i)	5.76	5.69	—	—	—
9/30/2009	21.70	(0.05	)(j)	(2.81)	(2.86)	—	—	—
9/30/2008	27.51	(0.10)		(5.71)	(5.81)	—	—	—
9/30/2007	20.13	(0.11	)(k)	7.49	7.38	—	—	—

*	Prior to the close of business on February 2, 2009, the Fund offered Retail and Institutional Class shares, which were redesignated as Class A and Class Y shares, respectively, on that date.
**	From commencement of Class operations on February 2, 2009 through September 30, 2009.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	For the six months ended March 31, 2012 (Unaudited).
(g)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.27), $(0.47) and $(0.20) for Class A, Class C and Class Y shares, respectively, total return would have been 2.53%, 1.79% and 2.81% for Class A, Class C and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (0.96)%, (1.68)% and (0.70)% for Class A, Class C and Class Y shares, respectively.

See accompanying notes to financial statements.

59  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)		Net investment loss (%) (e)		Portfolio turnover rate (%)

$29.08	19.23	$45,708	1.25		1.37		(0.57)		119
24.40	2.65 (g)	49,177	1.25	(h)	1.32		(0.81	)(g)	204
23.76	29.91	67,639	1.25		1.46		(0.45	)(i)	191
18.29	(13.44)	54,951	1.25		1.52		(0.45	)(j)	292
21.12	(21.27)	120,524	1.25		1.32		(0.58)		299
26.84	36.31	30,654	1.25		1.43		(0.71)		194

28.42	18.76	2,889	2.00		2.12		(1.29)		119
23.93	1.96 (g)	2,182	2.01	(h)	2.08		(1.63	)(g)	204
23.47	28.96	34	2.00		2.24		(0.89	)(i)	191
18.20	20.29	1	2.00		2.24		(1.54)		292

30.15	19.36	63,105	1.00		1.12		(0.33)		119
25.27	2.98 (g)	50,406	1.00	(h)	1.07		(0.58	)(g)	204
24.53	30.20	33,757	1.00		1.22		(0.34	)(i)	191
18.84	(13.18)	27,057	1.00		1.12		(0.27	)(j)	292
21.70	(21.12)	25,779	1.00	(l)	1.00	(l)	(0.36)		299
27.51	36.66	24,143	1.00		1.10		(0.47)		194

(h)	Includes interest expense from bank overdraft charges of 0.01% for Class C and less than 0.01% for Classes A and Y. Without this expense the ratio of net expenses for Class C would have been 2.00%.
(i)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.21), $(0.36) and $(0.16) for Class A, Class C and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (1.02)%, (1.74)% and (0.76)% for Class A, Class C and Class Y shares, respectively.
(j)	Includes a non-recurring dividend of $0.03 per share. Without this dividend, net investment loss per share would have been $(0.10) and $(0.08) for Class A and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (0.63)% and (0.46)% for Class A and Class Y shares, respectively.
(k)	Includes a non-recurring dividend of $0.02 per share.
(l)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
VALUE FUND
Class A*
3/31/2012(g)	$16.04	$0.14		$4.00	$4.14	$(0.23)	$—	$(0.23)
9/30/2011	16.78	0.20		(0.72)	(0.52)	(0.22)	—	(0.22)
9/30/2010	16.42	0.27	(h)	0.23	0.50	(0.14)	—	(0.14)
9/30/2009	17.93	0.23		(1.53)	(1.30)	(0.21)	—	(0.21)
9/30/2008	23.46	0.25		(4.45)	(4.20)	(0.18)	(1.15)	(1.33)
9/30/2007	21.04	0.19		3.27	3.46	(0.13)	(0.91)	(1.04)
Class B
3/31/2012(g)	16.05	0.08		4.01	4.09	(0.04)	—	(0.04)
9/30/2011	16.77	0.06		(0.73)	(0.67)	(0.05)	—	(0.05)
9/30/2010	16.40	0.12	(h)	0.25	0.37	—	—	—
9/30/2009	17.80	0.14		(1.51)	(1.37)	(0.03)	—	(0.03)
9/30/2008	23.46	0.10		(4.45)	(4.35)	(0.16)	(1.15)	(1.31)
9/30/2007**	24.00	0.00		(0.54)	(0.54)	—	—	—
Class C
3/31/2012(g)	15.85	0.07		3.97	4.04	(0.07)	—	(0.07)
9/30/2011	16.58	0.06		(0.71)	(0.65)	(0.08)	—	(0.08)
9/30/2010	16.26	0.14	(h)	0.22	0.36	(0.04)	—	(0.04)
9/30/2009	17.79	0.12		(1.51)	(1.39)	(0.14)	—	(0.14)
9/30/2008	23.46	0.09		(4.43)	(4.34)	(0.18)	(1.15)	(1.33)
9/30/2007**	24.00	0.01		(0.55)	(0.54)	—	—	—
Class Y*
3/31/2012(g)	16.08	0.17		3.99	4.16	(0.27)	—	(0.27)
9/30/2011	16.82	0.25		(0.73)	(0.48)	(0.26)	—	(0.26)
9/30/2010	16.47	0.31	(h)	0.23	0.54	(0.19)	—	(0.19)
9/30/2009	18.01	0.28		(1.54)	(1.26)	(0.28)	—	(0.28)
9/30/2008	23.54	0.32		(4.45)	(4.13)	(0.25)	(1.15)	(1.40)
9/30/2007	21.05	0.27		3.27	3.54	(0.14)	(0.91)	(1.05)
Admin Class
3/31/2012(g)	16.00	0.12		3.98	4.10	(0.20)	—	(0.20)
9/30/2011	16.74	0.17		(0.73)	(0.56)	(0.18)	—	(0.18)
9/30/2010***	16.72	0.18	(h)	(0.16)	0.02	—	—	—

*	Prior to the close of business on June 1, 2007, the Fund offered Retail and Institutional Class shares, which were redesignated as Class A and Class Y shares, respectively, on that date.
**	From commencement of Class operations on June 1, 2007, through September 30, 2007.
***	From commencement of Class operations on February 1, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

61  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (%) (f)		Portfolio turnover rate (%)

$19.95	25.96	$136,305	0.98		0.98		1.57		10
16.04	(3.28)	126,789	0.98		0.98		1.09		29
16.78	3.03	130,922	0.96		0.96		1.58	(h)	54
16.42	(6.97)	120,915	1.06		1.06		1.67		47
17.93	(19.01)	112,274	1.05		1.05		1.24		36	(i)
23.46	16.85	17,500	1.09	(j)	1.09	(j)	0.79		41

20.10	25.49	2,009	1.73		1.73		0.82		10
16.05	(4.05)	2,037	1.73		1.73		0.32		29
16.77	2.26	3,299	1.70		1.70		0.72	(h)	54
16.40	(7.62)	5,167	1.81		1.81		1.03		47
17.80	(19.65)	8,385	1.80	(k)	1.80	(k)	0.51		36	(i)
23.46	(2.25)	108	1.85		1.89		0.03		41

19.82	25.52	9,920	1.73		1.73		0.82		10
15.85	(4.00)	8,996	1.73		1.73		0.33		29
16.58	2.20	10,226	1.71		1.71		0.81	(h)	54
16.26	(7.60)	10,011	1.81		1.81		0.89		47
17.79	(19.62)	6,483	1.80	(k)	1.80	(k)	0.46		36	(i)
23.46	(2.25)	1,390	1.85		1.94		0.10		41

19.97	26.12	1,197,778	0.73		0.73		1.82		10
16.08	(3.05)	957,584	0.74		0.74		1.34		29
16.82	3.28	788,937	0.71		0.71		1.86	(h)	54
16.47	(6.66)	574,439	0.66		0.66		1.97		47
18.01	(18.67)	303,182	0.65		0.66		1.58		36	(i)
23.54	17.25	182,002	0.72	(j)	0.72	(j)	1.19		41

19.90	25.80	2	1.27		1.27		1.30		10
16.00	(3.48)	1	1.17		1.17		0.90		29
16.74	0.12	1	1.29		1.29		1.59	(h)	54

(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended March 31, 2012 (Unaudited).
(h)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.14, $0.02, $0.01, $0.18 and $0.05 for Class A, Class B, Class C, Class Y and Admin Class shares, respectively, and the ratio of net investment income to average net assets would have been 0.84%, 0.10%, 0.09%, 1.08% and 0.50% for Class A, Class B, Class C, Class Y and Admin Class shares, respectively.
(i)	Portfolio turnover excludes the impact of assets resulting from a merger with another fund.
(j)	Includes fee/expense recovery of 0.02% and 0.01% for Class A and Class Y shares, respectively.
(k)	Includes fee/expense recovery of less than 0.01% for Class B and Class C shares.

See accompanying notes to financial statements.

|  62

Notes to Financial Statements

March 31, 2012 (Unaudited)

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Global Equity and Income Fund (the “Global Equity and Income Fund”)

Loomis Sayles Growth Fund (the “Growth Fund”)

Loomis Sayles Mid Cap Growth Fund (the “Mid Cap Growth Fund”)

Loomis Sayles Value Fund (the “Value Fund”)

Each Fund is a diversified investment company.

Effective January 1, 2012, the name of the Funds’ administrator changed from Natixis Asset Management Advisors, L.P. to NGAM Advisors, L.P. (“NGAM Advisors”) and the name of the Funds’ distributor changed from Natixis Distributors, L.P. to NGAM Distribution, L.P. (“NGAM Distribution”).

Each Fund offers Class A, Class C and Class Y shares. In addition, Value Fund offers Admin Class shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders of Growth Fund and Value Fund may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which can not be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a Fund are borne pro rata by the

63  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are

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valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. As of March 31, 2012, approximately 19% of the market value of Global Equity and Income Fund’s investments was fair valued pursuant to procedures approved by the Board of Trustees.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

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Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Option Contracts.  The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised or closed are deducted from the cost or added to the proceeds on the underlying instrument or closing purchase transaction to determine the realized gain or loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

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Exchange-traded options are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option. For the six months ended March 31, 2012, the Funds were not party to any over-the-counter options.

f.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of March 31, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, paydown gains and losses, foreign currency transactions, gains realized from passive foreign investment companies (“PFICs”), defaulted bonds, premium amortization, deferred Trustees’ fees and expired capital loss carryforwards. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are

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primarily due to deferred Trustees’ fees, forward foreign currency contract mark to market, wash sales, premium amortization, contingent payment debt instruments, basis adjustments for return of capital dividends received and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2011 was as follows:

	2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Global Equity and Income Fund	$5,609,497	$—	$5,609,497
Value Fund	16,317,256	—	16,317,256

As of September 30, 2011, the capital loss carryforwards were as follows:

	Global Equity and Income Fund	Growth Fund	Mid Cap Growth Fund	Value Fund
Capital loss carryforward:
Short-term:
Expires September 30, 2016	$—	$(75,866)	$—	$—
Expires September 30, 2017	(13,460,729)	(57,062,095)	(26,022,721)	(1,676,396)
Expires September 30, 2018	(38,448,993)	(34,679,944)	(18,569,793)	(53,924,716)

Total capital loss carryforward	$(51,909,722)	$(91,817,905)	$(44,592,514)	$(55,601,112)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. Additionally, capital losses realized in taxable years beginning after the effective date of

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Notes to Financial Statements (continued)

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the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

h.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the six months ended March 31, 2012, none of the Funds had loaned securities under this agreement.

j.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

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•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2012, at value:

Global Equity and Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$12,411,404	$—	$12,411,404
China	14,714,315	5,131,393	—	19,845,708
Denmark	—	12,958,103	—	12,958,103
France	—	11,300,894	—	11,300,894
Germany	—	6,340,163	—	6,340,163
Hong Kong	—	3,843,703	—	3,843,703
Japan	—	10,137,918	—	10,137,918
Korea	—	5,477,870	—	5,477,870
Russia	—	4,974,009	—	4,974,009
Sweden	—	14,631,655	—	14,631,655
United Kingdom	8,866,325	56,089,697	—	64,956,022
All Other Common Stocks(a)	309,075,518	—	—	309,075,518

Total Common Stocks	332,656,158	143,296,809	—	475,952,967

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Global Equity and Income Fund  (continued).

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Korea	$—	$3,827,662	$364,463	$4,192,125
Panama	—	—	299,625	299,625
United States	35,004	115,078,942	—	115,113,946
All Other Non-Convertible Bonds(a)	—	52,863,339	—	52,863,339

Total Non-Convertible Bonds	35,004	171,769,943	664,088	172,469,035

Convertible Bonds(a)	—	7,173,744	—	7,173,744
Municipals(a)	—	477,300	—	477,300

Total Bonds and Notes	35,004	179,420,987	664,088	180,120,079

Senior Loans(a)	—	1,302,577	—	1,302,577
Preferred Stocks
Convertible Preferred Stocks(a)	3,671,917	—	—	3,671,917
Non-Convertible Preferred Stock(a)	—	568,170	—	568,170

Total Preferred Stocks	3,671,917	568,170	—	4,240,087

Short-Term Investments	—	61,129,125	—	61,129,125

Total Investments	336,363,079	385,717,668	664,088	722,744,835

Forward Foreign Currency Contracts (unrealized appreciation)	—	53,155	—	53,155

Total	$336,363,079	$385,770,823	$664,088	$722,797,990

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(14,088)	$—	$(14,088)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

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Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$133,562,345	$—	$—	$133,562,345
Short-Term Investments	—	1,529,691	—	1,529,691

Total	$133,562,345	$1,529,691	$—	$135,092,036

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended March 31, 2012, there were no transfers between Levels 1, 2 and 3.

Mid Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$108,115,501	$—	$—	$108,115,501
Purchased Options	31,570	—	—	31,570
Short-Term Investments	—	4,131,240	—	4,131,240

Total	$108,147,071	$4,131,240	$—	$112,278,311

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended March 31, 2012, there were no transfers between Levels 1, 2 and 3.

Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,324,266,242	$—	$—	$1,324,266,242
Short-Term Investments	—	19,736,726	—	19,736,726

Total	$1,324,266,242	$19,736,726	$—	$1,344,002,968

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended March 31, 2012, there were no transfers between Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

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The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair values as of March 31, 2012:

Global Equity and Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Korea	$351,758	$(341)	$—	$13,046	$—
Panama	—	—	—	1,812	297,813
Supranationals	983,784	229	(168,909)	60,153	—
United States	10,000	688	(22,068)	24,480	—
Preferred Stocks
Non-Convertible Preferred Stocks
United States	409,200	—	—	—	—

Total	$1,754,742	$576	$(190,977)	$99,491	$297,813

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Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2012
Bonds and Notes
Non-Convertible Bonds
Korea	$—	$—	$—	$364,463	$13,046
Panama	—	—	—	299,625	1,812
Supranationals	(875,257)	—	—	—	—
United States	(13,100)	—	—	—	—
Preferred Stocks
Non-Convertible Preferred Stocks
United States	—	—	(409,200)	—	—

Total	$(888,357)	$—	$(409,200)	$664,088	$14,858

A preferred stock valued at $409,200 was transferred from Level 3 to Level 2 during the period ended March 31, 2012. At September 30, 2011, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service either was unable to price the security or did not provide a reliable price for the security; at March 31, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service.

All transfers are recognized as of the beginning of the reporting period.

In May 2011, Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” was issued and is effective for interim and annual periods beginning after December 15, 2011. The ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. Notwithstanding the projected regulatory implementation date of June 30, 2012 for the Fund, Management has already implemented disclosure of all transfers between Level 1 and Level 2, and the reasons

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Notes to Financial Statements (continued)

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for the transfers. Management is currently evaluating the impact, if any, the Level 3 disclosures may have on the Fund’s financial statements.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that certain Funds used during the period include forward foreign currency contracts and option contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the six months ended March 31, 2012, Global Equity and Income Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

The Funds are subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Funds may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns, and may use written put options to offset the cost of options used for hedging purposes. The Funds may also use purchased call options to gain exposure to an equity security without committing the capital required to buy it, while also limiting the downside risk associated with owning it. During the six months ended March 31, 2012, Mid Cap Growth Fund engaged in purchased put and written call options for hedging purposes, written put options to offset the cost of options used for hedging purposes, and in purchased call options to gain exposure to equity securities.

Global Equity and Income Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts. The agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of March 31, 2012, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
Global Equity and Income Fund	Barclays	$(3,640)	$—
	JPMorgan Chase	(441)	—

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Forward foreign currency contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. Global Equity and Income Fund has mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. As of March 31, 2012, the maximum amount of loss that Global Equity and Income Fund would incur if counterparties failed to meet their obligations is $53,155 and the amount of loss that Global Equity and Income Fund would incur after taking into account master netting arrangements is $43,148.

Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized. In addition to collateral requirements, the Funds also require counterparties to meet minimum credit quality requirements.

The following is a summary of derivative instruments for Global Equity and Income Fund as of March 31, 2012:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$53,155
Liabilities
Unrealized depreciation on forward foreign currency contracts	(14,088)

Transactions in derivative instruments for Global Equity and Income Fund during the six months ended March 31, 2012, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$(157,430)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	229,303

*	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

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Notes to Financial Statements (continued)

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The following is a summary of derivative instruments for Mid Cap Growth Fund as of March 31, 2012:

Statements of Assets and Liabilities Caption	Equity Contracts
Assets
Investments at value*	$31,570

*	Represents purchased options, at value.

Transactions in derivative instruments for Mid Cap Growth Fund during the six months ended March 31, 2012 were as follows:

Statements of Operations Caption	Equity Contracts
Net Realized Loss on:
Investments*	$(831,342)
Options written	(43,815)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments*	(28,205)

*	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, for Global Equity and Income Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the six months ended March 31, 2012:

Global Equity and Income Fund	Forwards
Average Notional Amount Outstanding	1.07%
Highest Notional Amount Outstanding	1.37%
Lowest Notional Amount Outstanding	0.80%
Notional Amount Outstanding as of March 31, 2012	1.14%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

The volume of option contract activity, as a percentage of net assets, for Mid Cap Growth Fund, based on month-end and/or daily market values of equity securities

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underlying purchased and written options, at absolute value, was as follows for the six months ended March 31, 2012:

Mid Cap Growth Fund*	Call Options Written	Put Options Written	Call Options Purchased	Put Options Purchased
Average Market Value of Underlying Securities	0.06%	0.08%	0.31%	0.37%
Highest Market Value of Underlying Securities	0.88%	2.64%	4.11%	2.68%
Lowest Market Value of Underlying Securities	0.00%	0.00%	0.00%	0.00%
Market Value of Underlying Securities as of March 31, 2012	0.00%	0.00%	0.00%	1.05%

*	Market value of underlying securities is determined by multiplying option shares by the price of the option’s underlying security, as determined by the Fund’s Pricing Policies and Procedures.

The following is a summary of Mid Cap Growth Fund’s written option activity:

	Number of Contracts	Premiums
Outstanding at 9/30/2011	—	$—
Options written	44,139	964,918
Options terminated in closing purchase transactions	(44,139)	(964,918)
Options exercised	—	—
Options expired	—	—

Outstanding at 3/31/2012	—	$—

5.  Purchases and Sales of Securities.  For the six months ended March 31, 2012, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Global Equity and Income Fund	$196,212,187	$73,382,059
Growth Fund	10,017,144	8,563,240
Mid Cap Growth Fund	121,854,102	128,401,965
Value Fund	117,312,535	122,929,880

For the six months ended March 31, 2012, purchases and sales of U.S. Government/Agency securities by the Global Equity and Income Fund were $22,410,965 and $15,628,920, respectively.

|  78

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the six months ended March 31, 2012, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Global Equity and Income Fund	0.75%
Growth Fund	0.50%
Mid Cap Growth Fund	0.75%
Value Fund	0.50%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2013 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the six months ended March 31, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y	Admin Class
Global Equity and Income Fund	1.25%	—	2.00%	1.00%	—
Growth Fund	1.25%	2.00%	2.00%	1.00%	—
Mid Cap Growth Fund	1.25%	—	2.00%	1.00%	—
Value Fund	1.10%	1.85%	1.85%	0.85%	1.35%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended March 31, 2012, the management fees and waivers of management fees for each Fund were as follows:

79  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Global Equity and Income Fund	$2,160,995	$—	$2,160,995	0.75%	0.75%
Growth Fund	304,573	—	304,573	0.50%	0.50%
Mid Cap Growth Fund	403,460	61,863	341,597	0.75%	0.64%
Value Fund	3,103,499	—	3,103,499	0.50%	0.50%

[1]	Management fee waivers are subject to possible recovery until September 30, 2013.

No expenses were recovered for any of the Funds during the six months ended March 31, 2012 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”), and Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

|  80

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

Under the Admin Class Plan, Value Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Value Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the six months ended March 31, 2012, the Funds paid the following service and distribution fees:

	Service Fees
Fund	Class A	Class B	Class C	Admin Class
Global Equity and Income Fund	$175,768	$—	$208,227	$—
Growth Fund	35,672	3,174	13,312	—
Mid Cap Growth Fund	60,149	—	3,596	—
Value Fund	167,916	2,603	12,018	1

		Distribution Fees
Fund		Class B	Class C	Admin Class
Global Equity and Income Fund		$—	$624,682	$—
Growth Fund		9,520	39,935	—
Mid Cap Growth Fund		—	10,790	—
Value Fund		7,810	36,052	3

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575%

81  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the six months ended March 31, 2012, each Fund paid the following administrative fees to NGAM Advisors:

Fund	Administrative Fees
Global Equity and Income Fund	$132,563
Growth Fund	28,035
Mid Cap Growth Fund	24,762
Value Fund	285,690

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally is a percentage of the value of shares held) not to exceed what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of being held through the intermediaries.

For the six months ended March 31, 2012, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations.

Fund	Sub-Transfer Agent Fees
Global Equity and Income Fund	$202,437
Growth Fund	31,668
Mid Cap Growth Fund	65,067
Value Fund	882,479

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Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

For the six months ended March 31, 2012, the Funds owe the following reimbursements for sub-transfer agent fees:

Fund	Reimbursements for Sub-Transfer Agent Fees
Global Equity and Income Fund	$9,729
Growth Fund	691
Mid Cap Growth Fund	1,185
Value Fund	27,979

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the six months ended March 31, 2012, were as follows:

Fund	Commissions
Global Equity and Income Fund	$529,364
Growth Fund	50,658
Mid Cap Growth Fund	5,071
Value Fund	12,658

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2012, the Chairperson of the Board received a retainer fee at the annual rate of $250,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $80,000. All other Trustee fees remain unchanged.

83  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Statements of Assets and Liabilities.

g.  Affiliated Ownership.   At March 31, 2012, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of beneficial interest in the Funds representing the following percentages of net assets:

Fund	Pension Plan	Retirement Plan
Global Equity and Income Fund	2.20%	1.51%
Growth Fund	5.53%	11.57%
Mid Cap Growth Fund	8.78%	9.74%
Value Fund	0.67%	1.20%

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Effective April 19, 2012, the commitment fee will be 0.10% per annum.

For the six months ended March 31, 2012, none of the Funds had borrowings under these agreements.

8.  Brokerage Commission Recapture.  Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments on the Statements of Operations. For the

|  84

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

six months ended March 31, 2012, amounts rebated under these agreements were as follows:

Fund	Rebates
Global Equity and Income Fund	$8,504
Growth Fund	2,248
Mid Cap Growth Fund	14,859
Value Fund	45,745

9.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.  Concentration of Ownership.  From time to time, the Funds may have a concentration of one or more shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of March 31, 2012, Growth Fund had shareholders that owned more than 5% of the Fund’s total outstanding shares. The number of shareholders owning more than 5% of total outstanding shares of the Fund, including affiliated accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of Greater Than 5% Shareholders	Percentage of Ownership
Growth Fund	4	33.57%

Shares held in omnibus accounts may be beneficially held by one or more individuals or entities other than the owner of record. As of March 31, 2012, Mid Cap Growth Fund had omnibus accounts representing ownership of more than 25% of the Fund’s total outstanding shares. The number of omnibus accounts representing ownership of more than 25% of total outstanding shares of the Fund, based on accounts that represent more than 25% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of 25% Omnibus Accounts	Percentage of Ownership
Mid Cap Growth Fund	1	30.34%

85  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Global Equity and Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	4,353,462	$68,892,858	5,840,219	$93,587,527
Issued in connection with the reinvestment of distributions	110,750	1,656,822	72,247	1,114,772
Redeemed	(2,776,184)	(44,640,625)	(2,449,449)	(38,839,952)

Net change	1,688,028	$25,909,055	3,463,017	$55,862,347

Class C
Issued from the sale of shares	2,531,560	$40,099,404	4,630,760	$73,457,166
Issued in connection with the reinvestment of distributions	37,940	564,931	29,527	453,530
Redeemed	(1,074,688)	(16,518,282)	(1,854,383)	(29,059,321)

Net change	1,494,812	$24,146,053	2,805,904	$44,851,375

Class Y
Issued from the sale of shares	8,730,488	$138,981,712	9,009,593	$143,819,801
Issued in connection with the reinvestment of distributions	185,653	2,784,788	117,939	1,824,523
Redeemed	(2,580,368)	(40,637,078)	(3,819,207)	(60,187,744)

Net change	6,335,773	$101,129,422	5,308,325	$85,456,580

Increase (decrease) from capital share transactions	9,518,613	$151,184,530	11,577,246	$186,170,302

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Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

11.  Capital Shares  (continued).

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,061,637	$5,992,620	789,422	$4,312,824
Issued in connection with the reinvestment of distributions	6,836	38,350	—	—
Redeemed	(1,461,309)	(8,379,247)	(1,515,900)	(8,531,709)

Net change	(392,836)	$(2,348,277)	(726,478)	$(4,218,885)

Class B
Issued from the sale of shares	9,916	$55,701	12,241	$64,046
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(131,170)	(714,685)	(322,361)	(1,716,414)

Net change	(121,254)	$(658,984)	(310,120)	$(1,652,368)

Class C
Issued from the sale of shares	104,721	$585,482	174,419	$922,261
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(330,844)	(1,804,940)	(659,616)	(3,529,748)

Net change	(226,123)	$(1,219,458)	(485,197)	$(2,607,487)

Class Y
Issued from the sale of shares	1,659,959	$10,407,609	4,020,714	$24,184,766
Issued in connection with the reinvestment of distributions	46,359	275,371	—	—
Redeemed	(585,971)	(3,660,007)	(1,211,579)	(7,292,357)

Net change	1,120,347	$7,022,973	2,809,135	$16,892,409

Increase (decrease) from capital share transactions	380,134	$2,796,254	1,287,340	$8,413,669

87  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

11.  Capital Shares  (continued).

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Mid Cap Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	263,639	$6,989,869	1,466,372	$40,418,776
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(706,933)	(18,695,649)	(2,298,231)	(65,461,720)

Net change	(443,294)	$(11,705,780)	(831,859)	$(25,042,944)

Class C
Issued from the sale of shares	36,281	$941,660	98,542	$2,756,174
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(25,760)	(683,599)	(8,837)	(239,677)

Net change	10,521	$258,061	89,705	$2,516,497

Class Y
Issued from the sale of shares	424,654	$11,511,544	1,071,985	$31,656,798
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(326,252)	(9,110,699)	(453,103)	(13,031,891)

Net change	98,402	$2,400,845	618,882	$18,624,907

Increase (decrease) from capital share transactions	(334,371)	$(9,046,874)	(123,272)	$(3,901,540)

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Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

11.  Capital Shares  (continued).

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	499,383	$9,122,796	1,915,039	$35,613,722
Issued in connection with the reinvestment of distributions	87,182	1,538,775	88,461	1,648,032
Redeemed	(1,659,178)	(29,959,581)	(1,900,272)	(35,517,239)

Net change	(1,072,613)	$(19,298,010)	103,228	$1,744,515

Class B
Issued from the sale of shares	1,050	$19,117	11,718	$225,248
Issued in connection with the reinvestment of distributions	211	3,758	438	8,207
Redeemed	(28,200)	(517,816)	(81,989)	(1,540,415)

Net change	(26,939)	$(494,941)	(69,833)	$(1,306,960)

Class C
Issued from the sale of shares	37,336	$675,235	207,950	$3,898,637
Issued in connection with the reinvestment of distributions	1,337	23,496	1,601	29,658
Redeemed	(105,649)	(1,894,894)	(258,633)	(4,682,108)

Net change	(66,976)	$(1,196,163)	(49,082)	$(753,813)

Class Y
Issued from the sale of shares	5,861,212	$106,745,289	21,675,948	$394,526,208
Issued in connection with the reinvestment of distributions	871,612	15,392,660	734,748	13,695,698
Redeemed	(6,308,198)	(115,472,369)	(9,761,611)	(181,413,250)

Net change	424,626	$6,665,580	12,649,085	$226,808,656

Admin Class
Issued from the sale of shares	25	$445	27	$502
Issued in connection with the reinvestment of distributions	1	12	1	11
Redeemed	(5)	(90)	(3)	(50)

Net change	21	$367	25	$463

Increase (decrease) from capital share transactions	(741,881)	$(14,323,167)	12,633,423	$226,492,861

89  |

SEMIANNUAL REPORT

March 31, 2012

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Limited Term Government

and Agency Fund

Management Discussion and Investment Results page 1

Portfolio of Investments page 21

Financial Statements page 56

LOOMIS SAYLES CORE PLUS BOND FUND

Management Discussion

Managers:

Peter W. Palfrey, CFA

Richard G. Raczkowski

Loomis, Sayles & Company, L.P.

Objective:

Seeks high total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in bonds

Fund Inception:

November 7, 1973

Symbols:

Class A	NEFRX
Class B	NERBX
Class C	NECRX
Class Y	NERYX

Market Conditions

The ongoing European sovereign debt crisis consistently moved markets higher or lower depending on headline news, causing investor preferences for risk to be intermittent. The European Central Bank’s decision to cut rates and provide liquidity through its long-term refinancing operations helped ease market fears. During the second half of the period, investor appetite for risk returned and pushed credit-sensitive markets higher and spreads (the yield difference between non-Treasury securities and comparable-maturity Treasuries) tighter. In the United States, strong corporate and bank balance sheets helped markets slowly recover. For the time being, positive U.S. labor and economic data have mitigated the need for another round of quantitative easing from the Federal Reserve Board. These data indicate that economic recovery is underway, albeit at a slower pace than initially expected.

Performance Results

For the six months ended March 31, 2012, Class A shares of Loomis Sayles Core Plus Bond Fund returned 5.05% at net asset value. The fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 1.43% for the period. It also outperformed the 2.96% average return of the Morningstar Intermediate-Term Bond category.

Explanation of Fund Performance

The fund’s out-of-benchmark exposure to the high-yield sector was a source of outperformance during the period. We maintained our exposure for much of the first half of the period, focusing on higher-quality securities within the high-yield market and lower-quality investment-grade credits. We began reducing those positions, based on valuations, during the second half of the period. However, we continued to maintain an overweight in investment-grade credit, adding exposure at more attractive valuations, particularly among lower-rated securities. The new-issue market provided some opportunities to add new positions. The fund’s exposure to this sector also aided returns during

1  |

the period. In terms of derivatives, we maintained a short position in the euro to reflect our bearish outlook for the euro zone and to hedge some of the fund’s overall risk. This position contributed positively to performance during the period.

We added exposure to the Mexican peso following the selloff last fall among higher-risk assets. This exposure significantly contributed to performance in the second half of the period, as the Mexican peso rallied. We sold the position late in the period to capture gains. The fund maintained its focus on older, higher-quality commercial mortgage-backed securities (CMBS). An overweight relative to the benchmark boosted overall returns, as the CMBS market recovered. We selectively reduced some positions late in the period in order to increase portfolio liquidity and we capitalized on the rally in this sector. In addition, an underweight allocation to U.S. Treasuries aided performance.

The fund’s longer-duration (price sensitivity to interest rate changes) and “barbelled” yield curve positioning (a focus on securities at the short and long end of the fund’s maturity spectrum) weighed on performance as rates increased. We added exposure to shorter-term U.S. Treasuries during the second half of the period to move closer to the benchmark’s duration. We also maintained a small overweight in asset-backed securities, which slightly detracted from relative performance. Within the mortgage-backed securities (MBS) sector, we had a modest skew toward higher-coupon issues to capture incremental yield. An underweight within 30-year MBS detracted modestly from relative performance.

Outlook

Late in the period, we began reducing the fund’s overweight in riskier positions in the investment-grade, high-yield and CMBS sectors, based on valuations and to position the fund closer to the benchmark’s allocation and duration profile. We may make additional reductions in our risk allocation as appropriate. We believe the fund is well positioned for a longer-term U.S. and global market recovery. Our goal is to maintain liquidity, allowing us the flexibility to move in and out of markets. We believe it is important to seek to maintain the fund’s yield advantage over competing funds and to continue to make tactical and opportunistic trades.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  2

LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through March 31, 2012

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

March 31, 2002 through March 31, 2012

Average Annual Total Returns — March 31, 20124

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 11/7/73)
NAV	5.05%	8.49%	8.29%	6.77%
With 4.50% Maximum Sales Charge	0.31	3.62	7.29	6.28

Class B (Inception 9/13/93)
NAV	4.73	7.73	7.50	5.98
With CDSC[1]	-0.27	2.73	7.20	5.98

Class C (Inception 12/30/94)
NAV	4.68	7.70	7.49	5.97
With CDSC[1]	3.68	6.70	7.49	5.97

Class Y (Inception 12/30/94)
NAV	5.22	8.78	8.57	7.10

Comparative Performance
Barclays Capital U.S. Aggregate Bond Index[2]	1.43	7.71	6.25	5.80
Morningstar Int.-Term Bond Fund Avg.[3]	2.96	6.55	5.67	5.39

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

3  |

Credit Quality	% of Net Assets as of 3/31/2012*
Aaa	49.9
Aa	4.6
A	9.6
Baaa	19.3
Ba	9.6
B	3.2
Caa & Lower	0.1
Not Rated	0.2
Short-term and other	3.5
*	Credit quality at 3/31/12 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for fund shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Duration	% of Net Assets as of 3/31/2012
1 year or less	4.0
1-5 years	54.6
5-10 years	27.8
10+ years	13.6
Average Effective Duration	6.2 years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	0.87%	0.87%
B	1.62	1.62
C	1.62	1.62
Y	0.62	0.62

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Morningstar Int.-Term Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/13. Contracts are reevaluated on an annual basis.

|  4

LOOMIS SAYLES HIGH INCOME FUND

Management Discussion

Managers:

Matthew J. Eagan, CFA

Kathleen C. Gaffney, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Objective:

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

Strategy:

Invests primarily in below investment-grade fixed-income securities

Fund Inception:

February 22, 1984

Symbols:

Class A	NEFHX
Class B	NEHBX
Class C	NEHCX
Class Y	NEHYX

Market Conditions

The momentum of the high-yield and equity market rallies from December continued into 2012. High-yield securities generated large returns in January before easing slightly in February and becoming flat in March. Actions by the European Central Bank calmed contagion fears, at least for the time being. In the United States, annualized fourth quarter gross domestic product growth of 3% pointed to a moderate but continued recovery and also helped subdue many investor fears.

Performance Results

For the six months ended March 31, 2012, Class A shares of Loomis Sayles High Income Fund returned 13.49% at net asset value. The fund outperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 12.14% for the period. The fund also outperformed the 11.44% average return of the Morningstar High Yield Bond Fund category.

Explanation of Fund Performance

Out-of-benchmark allocations to convertible securities contributed significantly to the fund’s outperformance. In addition, an underweight position in below-investment-grade utilities had a positive effect on relative performance, as did an allocation to high-yield electric utilities. Investment-grade and high-yield consumer cyclicals were also among the top contributors. Similarly, investment-grade and high-yield financials also made a positive contribution to performance, with insurance and finance companies buoying the sector. Furthermore, a small, out-of-benchmark position in preferred securities contributed strongly to the fund’s absolute return, as equity-sensitive securities mirrored the upswing in the stock market.

In terms of lagging securities, the fund’s non-U.S.-dollar positions from Greece and Ireland underperformed. In addition, out-of-benchmark exposure to Treasuries detracted from relative return.

5  |

Outlook

As the second quarter begins, fixed-income investors continue to face an environment filled with opportunities and pitfalls. The sovereign debt situation in Europe is a chief ongoing concern, and the market is now focusing on Spain. Investors are taking solace in the improving U.S. economic situation, but Europe’s debt problems cast a large shadow over any sustainable recovery. So far this year, investors have generally sought out higher-risk securities for yield, but the progress (or lack thereof) in the euro zone could greatly influence their risk tolerance. In some respects, this is very similar to 2011, when cash rushed into credit, equity and other risky markets early in the year, only to reverse when political gyrations increased uncertainty. However, a resulting period of volatility can create buying opportunities for us. We continue to add credits that we believe have long-term potential for improving fundamentals.

In the first quarter of 2012, higher U.S. interest rates reinvigorated discussions surrounding the potential threat higher rates pose to fixed-income portfolios. We continue to believe that interest rates are in a period of transition and see rising rates as the next secular trend. However, given the Federal Reserve Board’s commitment to keep short-term rates low at least through the middle of 2014, the trading range in U.S. Treasuries should persist in the near term.

U.S. economic growth has been a bright spot thus far in 2012. We believe the overall health of corporate America remains intact, largely because corporate managements remain conservative. Reductions in the ranks of the unemployed, signs of potential recovery in the housing market and increased lending from financial institutions have highlighted the underlying fundamental health of the domestic economy. We anticipate a modest recovery in the United States and little to no growth in Europe and Japan. However, many developing countries show moderate to strong growth potential.

Above all else, our conviction in the merits of fundamental credit research has not changed. We remain steadfast in our opportunistic approach as well as our long-term outlook. Our focus continues to be on maintaining yield advantage, surveying the global marketplace for opportunities, and searching out specific risk that can lead to total return opportunities for the fund.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES HIGH INCOME FUND

Investment Results through March 31, 2012

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

March 31, 2002 through March 31, 2012

Average Annual Total Returns — March 31, 20124

	6 Months	1 Year	5 Years	10 Years	Since Class Y Inception

Class A (Inception 2/22/84)
NAV	13.49%	1.40%	5.92%	7.65%	—
With 4.50% Maximum Sales Charge	8.39	-3.14	4.94	7.15	—

Class B (Inception 9/20/93)
NAV	13.30	0.86	5.15	6.86	—
With CDSC[1]	8.32	-3.48	4.87	6.86	—

Class C (Inception 3/2/98)
NAV	13.06	0.84	5.13	6.87	—
With CDSC[1]	12.06	-0.03	5.13	6.87	—

Class Y (Inception 2/29/08)
NAV	13.63	1.85	—	—	7.94%

Comparative Performance
Barclays Capital U.S. Corporate High-Yield Bond Index[2]	12.14	6.45	8.10	9.24	10.95
Morningstar High Yield Bond Fund Avg.[3]	11.44	4.62	5.67	7.42	8.11

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

7  |

Credit Quality	% of Net Assets as of 3/31/2012*
Aaa	2.1
Aa	1.1
A	7.1
Baaa	9.2
Ba	22.8
B	28.8
Caa and lower	10.8
Not Rated	5.5
Short-term and other	12.6
*	Credit quality at 3/31/12 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for fund shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Maturity	% of Net Assets as of 3/31/2012
1 year or less	15.5
1-5 years	21.5
5-10 years	29.4
10+ years	33.6
Average Effective Maturity	10.4 years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.15%	1.15%
B	1.90	1.90
C	1.90	1.90
Y	0.90	0.90

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

3	Morningstar High Yield Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/13. Contracts are reevaluated on an annual basis.

|  8

LOOMIS SAYLES INTERNATIONAL BOND FUND

Management Discussion

Managers:

Kenneth M. Buntrock, CFA, CIC

David W. Rolley, CFA

Lynda L. Schweitzer, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks high total return through a combination of high current income and capital appreciation

Strategy:

Invests primarily in fixed-income securities located outside the U.S.

Fund Inception:

February 1, 2008

Symbols:

Class A	LSIAX
Class C	LSICX
Class Y	LSIYX

Market Conditions

Investor optimism led most markets higher during the six-month period. U.S. economic data appeared to strengthen, and the European Central Bank’s (ECB’s) long-term refinancing operations created ample liquidity; markets responded positively. The resulting quest for yield squeezed credit spreads (the yield difference between non-Treasury securities and comparable-maturity Treasuries) tighter.

Performance Results

For the six months ended March 31, 2012, Class A shares of Loomis Sayles International Bond Fund returned 3.77% at net asset value. The fund outperformed its benchmark, the Barclays Capital Global Aggregate, ex-USD Bond Index, which returned 0.80% for the period. The fund outperformed the 2.85% average return of funds in its peer group, the Morningstar World Bond category.

Explanation of Fund Performance

The fund’s overweight position in corporate bonds, and our security selection within this sector, drove the fund’s outperformance. In particular, our bias toward out-of-benchmark U.S.-dollar-pay corporates versus euro zone government bonds was additive to performance. Our selections in British-pound-denominated banking, communications and electric utilities issues were also favorable. From a currency perspective, an underweight position in yen and corresponding overweight positions in emerging market and peripheral currencies contributed to the fund’s outperformance. Specifically, holdings in the Colombian peso, Mexican peso, Singapore dollar and South Korean won aided results. Country allocation was another driver of outperformance, mainly due to an underweight position in Japan’s local markets and the fund’s overweight position in the out-of-benchmark U.S. local markets. Duration (price sensitivity to interest rate changes) and the fund’s positioning along the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) also added to performance. In addition, favorable positioning in U.S. Treasuries contributed to results.

9  |

The fund’s underweight position in the Australian dollar and overweight position in the Indonesian rupiah slightly detracted from relative performance during the period, as these currencies rallied with appreciation in commodity prices.

In terms of derivatives exposure, we traded foreign exchange forward contracts to acquire exposure to foreign currencies or to hedge the fund’s investments against currency fluctuations. We use foreign currency contracts as a part of our fixed-income currency strategy. During this period, the contracts had a positive impact on performance.

Outlook

We anticipate additional volatility in the coming months, which we plan to use to assess opportunities. Currently, growth challenges from a deteriorating outlook in Spain, higher oil prices and fears of a slowdown in China seem to be offsetting the positive effects of the ECB’s liquidity program for banks. In response, we have sought to reduce the fund’s risk exposure without reducing its yield, mostly by selective selling of higher-risk credits and replacing them with high-quality credits, such as U.S. Treasuries, reducing certain out-of-benchmark currency positions and maintaining the fund’s position in corporates.

Globally, investor sentiment remains challenged by the uncertain electoral and policy outcomes from the French elections, Spanish fiscal agony and doubts that the Bank of Japan is truly embracing a positive inflation target and quantitative easing. Domestically, we expect the U.S. recovery to be sustained, with gross domestic product growth of 2% or slightly higher in 2012. Economic data have been improving in recent months, and we believe there are more reasons to be positive than negative on the outlook. As the year progresses, we believe attention will shift from concerns in Europe to the U.S. political landscape and its fiscal ramifications. Ultimately, we expect a recovery in global growth, but currently too many policy risks loom for us to aggressively add growth-correlated positions.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  10

LOOMIS SAYLES INTERNATIONAL BOND FUND

Investment Results through March 31, 2012

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares4

February 1, 2008 (inception) through March 31, 2012

Average Annual Total Returns — March 31, 20124

	6 Months	1 Year	Since Inception

Class A (Inception 2/1/08)
NAV	3.77%	4.50%	6.14%
With 4.50% Maximum Sales Charge	-0.86	-0.22	4.98

Class C (Inception 2/1/08)
NAV	3.41	3.69	5.32
With CDSC[1]	2.49	2.77	5.32

Class Y (Inception 2/1/08)
NAV	3.89	4.77	6.39

Comparative Performance
Barclays Capital Global Aggregate ex-USD Bond Index[2]	0.80	3.70	4.53
Morningstar World Bond Fund Avg.[3]	2.85	4.20	5.02

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

11  |

Credit Quality	% of Net Assets as of 3/31/2012*
Aaa	37.3
Aa	30.7
A	9.9
Baaa	11.6
Ba	4.7
B	1.8
Short-term and other	4.0
*	Credit quality at 3/31/12 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for fund shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Maturity	% of Net Assets as of 3/31/2012
1 year or less	4.8
1-5 years	30.5
5-10 years	39.4
10+ years	25.3
Average Effective Maturity	8.2 years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.64%	1.10%
C	2.40	1.85
Y	1.36	0.85

NOTES TO CHARTS

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Capital Global Aggregate ex-USD Bond Index is an unmanaged index that provides a broad-based measure of the international investment-grade fixed-rate debt markets.

3	Morningstar World Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/13. Contracts are reevaluated on an annual basis.

|  12

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Management Discussion

Managers:*

John Hyll

Clifton V. Rowe, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks a high current return consistent with preservation of capital

Strategy:

Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

Fund Inception:

January 3, 1989

Symbols:

Class A	NEFLX
Class B	NELBX
Class C	NECLX
Class Y	NELYX

*	Please note that effective 4/23/2012 John Hyll is no longer a manager of the fund. Christopher T. Harms and Kurt Wagner have joined Mr. Rowe as co-managers of the fund.

Market Conditions

Investors were generally upbeat during the six-month period, but markets experienced bouts of volatility stemming from events in Europe. During the first quarter of 2012, the negative news came less frequently, and Greek sovereign debt investors accepted a restructuring deal, which helped sustain the market rally. Domestic economic data generally improved, especially within the labor market and corporate sector. Late in the period, news that growth in China and other emerging market countries was slowing caused investors to be more cautious, and the market rally slowed.

Performance Results

For the six months ended March 31, 2012, Class A shares of Loomis Sayles Limited Term Government and Agency Fund returned 1.87% at net asset value. The fund outperformed its benchmark, the Barclays Capital U.S. 1-5 Year Government Bond Index, which returned 0.31% for the period. The fund also outperformed the 0.46% average return of the Morningstar Short Government category.

Explanation of Fund Performance

The commercial mortgage-backed securities sector generated strong returns during the period, and the fund’s large overweight in the sector, combined with prudent security selection, helped magnify the positive performance. Strong security selection in the fund’s out-of-benchmark allocation to mortgage-backed securities was another contributor to outperformance, as spreads (the yield difference between non-Treasury securities and comparable-maturity Treasuries) tightened due to diminishing risk concerns. In addition, a significant underweight in U.S. Treasuries contributed to the fund’s outperformance, as U.S. Treasury returns lagged during the period.

The fund’s underweight in agency securities detracted from performance, as the sector had strong returns. Security selection within the agency sector was also

13  |

lackluster during the period. Additionally, the fund’s shorter-than-benchmark duration (price sensitivity to interest rate changes) hampered relative performance as the longer end of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) tightened relative to the rather compressed short end of the curve.

Outlook

We expect intermittent volatility to persist throughout the year. Domestically, we believe the economic environment should gradually improve, as American corporations continue to perform well. Investor focus should return to the United States later in the year as the election season progresses. China’s slowing economy may have a negative effect on global growth. China and other emerging nations are attempting to rein in inflation and steer their economies toward a soft landing. Finally, we believe the euro zone will likely create uncertainty due to the questionable fiscal health of weaker member nations. Europe seems likely to slip into recession. Ultimately, we expect a recovery in global growth but currently too many policy risks looms for us to aggressively add growth-correlated positions.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  14

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through March 31, 2012

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

March 31, 2002 through March 31, 2012

Average Annual Total Returns — March 31, 20124

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 1/3/89)
NAV	1.87%	3.08%	4.98%	4.26%
With 3.00% Maximum Sales Charge	-1.21	-0.03	4.34	3.94

Class B (Inception 9/27/93)
NAV	1.40	2.23	4.18	3.48
With CDSC[1]	-3.60	-2.77	3.84	3.48

Class C (Inception 12/30/94)
NAV	1.49	2.32	4.20	3.51
With CDSC[1]	0.49	1.32	4.20	3.51

Class Y (Inception 3/31/94)
NAV	1.91	3.25	5.22	4.52

Comparative Performance
Barclays Capital U.S. 1-5 Year Government Bond Index[2]	0.31	3.04	4.43	4.05
Morningstar Short Gov’t Fund Avg.[3]	0.46	2.16	3.54	3.26

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

15  |

Fund Composition	% of Net Assets as of 3/31/2012
Hybrid ARMs	23.3
Mortgage Related	20.6
Collateralized Mortgage Obligations	17.5
Commercial Mortgage-Backed Securities	14.3
Treasuries	14.2
Government Owned - No Guarantee	6.0
ABS Car Loan	0.7
ABS Credit Card	0.6
Government Guaranteed	0.4
ABS Home Equity	0.2
Short-term and Other	2.2

Effective Maturity	% of Net Assets as of 3/31/2012
1 year or less	12.0
1-5 years	73.3
5-10 years	14.7
Average Effective Maturity	3.1 years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	0.92%	0.85%
B	1.68	1.60
C	1.67	1.60
Y	0.67	0.60

NOTES TO CHARTS

1	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Barclays Capital U.S. 1-5 Year Government Bond Index is an unmanaged index that includes U.S. Treasury and agency securities with remaining maturities of one to five years.

3	Morningstar Short Gov’t Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/13. Contracts are reevaluated on an annual basis.

|  16

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and expenses. Visit ngam.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

17  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectuses. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2011 through March 31, 2012. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID DURING PERIOD* 10/1/2011 – 3/31/2012
Class A
Actual	$1,000.00	$1,050.50	$4.15
Hypothetical (5% return before expenses)	$1,000.00	$1,020.95	$4.09
Class B
Actual	$1,000.00	$1,047.30	$7.98
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	$7.87
Class C
Actual	$1,000.00	$1,046.80	$7.98
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	$7.87
Class Y
Actual	$1,000.00	$1,052.20	$2.92
Hypothetical (5% return before expenses)	$1,000.00	$1,022.15	$2.88

*	Expenses are equal to the Fund’s annualized expense ratio: 0.81%, 1.56%, 1.56% and 0.57% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

|  18

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID DURING PERIOD* 10/1/2011 – 3/31/2012
Class A
Actual	$1,000.00	$1,134.90	$6.14
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81
Class B
Actual	$1,000.00	$1,133.00	$10.13
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
Class C
Actual	$1,000.00	$1,130.60	$10.12
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
Class Y
Actual	$1,000.00	$1,136.30	$4.81
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.15%, 1.90%, 1.90% and 0.90% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

LOOMIS SAYLES INTERNATIONAL BOND FUND	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID DURING PERIOD* 10/1/2011 – 3/31/2012
Class A
Actual	$1,000.00	$1,037.70	$5.60
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.55
Class C
Actual	$1,000.00	$1,034.10	$9.41
Hypothetical (5% return before expenses)	$1,000.00	$1,015.75	$9.32
Class Y
Actual	$1,000.00	$1,038.90	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.10%, 1.85% and 0.85% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

19  |

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID DURING PERIOD* 10/1/2011 – 3/31/2012
Class A
Actual	$1,000.00	$1,018.70	$4.29
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29
Class B
Actual	$1,000.00	$1,014.00	$8.06
Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	$8.07
Class C
Actual	$1,000.00	$1,014.90	$8.06
Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	$8.07
Class Y
Actual	$1,000.00	$1,019.10	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$3.03

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.85%, 1.60%, 1.60% and 0.60% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

|  20

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Core Plus Bond Fund

Principal Amount	Description	Value (†)

Bonds and Notes — 96.3% of Net Assets
	ABS Car Loan — 2.0%
$2,290,000	Ally Master Owner Trust, Series 2011-1, Class A2, 2.150%, 1/15/2016	$2,338,709
570,000	AmeriCredit Automobile Receivables Trust, Series 2011-2, Class A3, 1.610%, 10/08/2015	574,765
780,000	AmeriCredit Automobile Receivables Trust, Series 2011-3, Class A3, 1.170%, 1/08/2016	781,717
2,410,000	AmeriCredit Automobile Receivables Trust, Series 2011-4, Class A3, 1.170%, 5/09/2016	2,413,969
1,240,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-2A, Class A, 3.630%, 8/20/2014, 144A	1,268,773
1,300,000	Avis Budget Rental Car Funding AESOP LLC, Series 2011-2A, Class A, 2.370%, 11/20/2014, 144A	1,319,037
360,889	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	377,908
1,775,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	1,800,173
790,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A1, 4.260%, 3/25/2014, 144A	809,230
7,130,000	Santander Drive Auto Receivables Trust, Series 2012-1, Class 1A3, 1.490%, 10/15/2015	7,159,820

		18,844,101

	ABS Credit Card — 0.2%
1,580,000	World Financial Network Credit Card Master Trust, Series 2009-D, Class A, 4.660%, 5/15/2017	1,655,518
500,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	539,678

		2,195,196

	ABS Home Equity — 0.3%
551,160	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	520,903
2,313,304	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 2A3, 5.500%, 11/25/2035	2,355,869

		2,876,772

	ABS Other — 0.2%
1,620,000	Avis Budget Rental Car Funding AESOP LLC, Series 2011-1A, Class A, 1.850%, 11/20/2014, 144A	1,624,406

	Aerospace & Defense — 0.4%
1,480,000	Bombardier, Inc., 7.500%, 3/15/2018, 144A	1,628,000
1,915,000	Oshkosh Corp., 8.250%, 3/01/2017	2,077,775

		3,705,775

	Airlines — 0.1%
1,211,212	Continental Airlines Pass Through Trust, Series 2010-1, Class A, 4.750%, 7/12/2022	1,259,661

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount	Description	Value (†)

	Automotive — 2.3%
$7,885,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	$8,167,725
510,000	Ford Motor Credit Co. LLC, 5.625%, 9/15/2015	542,359
3,880,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	4,299,556
880,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	938,322
1,830,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	1,999,017
660,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	765,207
2,165,000	General Motors Financial Co., Inc., 6.750%, 6/01/2018	2,312,352
2,205,000	Kia Motors Corp., 3.625%, 6/14/2016, 144A	2,248,216

		21,272,754

	Banking — 5.4%
4,900,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017, 144A	4,912,250
5,925,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	5,934,142
1,365,000	Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	1,589,313
1,115,000	Citigroup, Inc., 6.125%, 5/15/2018	1,249,899
4,880,000	Citigroup, Inc., 6.500%, 8/19/2013	5,162,655
1,760,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	1,719,649
4,305,000	Goldman Sachs Group, Inc. (The), 7.500%, 2/15/2019	4,918,613
3,400,000	Hana Bank, 4.250%, 6/14/2017, 144A	3,516,416
4,785,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	5,535,336
3,650,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	4,057,701
1,015,000	Morgan Stanley, 5.375%, 10/15/2015	1,048,493
4,180,000	Morgan Stanley, 5.750%, 1/25/2021	4,103,849
2,530,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	2,664,125
3,735,000	Royal Bank of Scotland PLC (The), 4.875%, 3/16/2015	3,882,368

		50,294,809

	Building Materials — 0.5%
2,420,000	Owens Corning, Inc., 7.000%, 12/01/2036	2,578,885
1,845,000	USG Corp., 6.300%, 11/15/2016	1,725,075

		4,303,960

	Chemicals — 1.2%
3,760,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	3,773,160
2,270,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	2,972,892
1,205,000	Methanex Corp., 5.250%, 3/01/2022	1,226,548
2,755,000	RPM International, Inc., 6.125%, 10/15/2019	3,016,507

		10,989,107

	Collateralized Mortgage Obligations — 0.6%
1,558,314	Banc of America Funding Corp., Series 2005-B, Class 3A1, 0.472%, 4/20/2035(b)	1,169,981
749,893	Chase Mortgage Finance Corp., Series 2007-A1, Class 2A3, 2.750%, 2/25/2037(b)	726,569
3,530,000	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	3,587,271

		5,483,821

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities — 4.5%
$501,352	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.634%, 4/10/2049(b)	$512,560
1,670,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.818%, 4/10/2049(b)	1,837,618
2,680,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	3,021,531
223,664	Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A2, 5.270%, 12/11/2040	223,591
854,908	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A2, 5.853%, 6/11/2040(b)	886,974
690,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.885%, 12/10/2049(b)	786,911
1,000,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.276%, 12/10/2049(b)	1,157,751
253,770	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	253,673
2,500,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	2,705,057
3,500,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.967%, 9/15/2039(b)	3,742,980
986,751	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	990,561
425,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.081%, 7/10/2038(b)	481,428
2,000,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	2,200,840
890,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.980%, 8/10/2045(b)	987,630
3,000,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3, 5.336%, 5/15/2047	3,285,843
2,650,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	2,946,236
592,647	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	593,187
1,920,000	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	2,122,980
2,500,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	2,685,830
2,930,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	3,199,929
305,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.817%, 6/11/2042(b)	350,633

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$1,175,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.455%, 1/11/2043(b)	$1,384,690
2,070,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	2,309,996
3,090,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	3,336,363

		42,004,792

	Construction Machinery — 0.1%
1,035,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A	1,097,100

	Consumer Cyclical Services — 0.0%
360,000	Service Corp. International, 7.000%, 5/15/2019	389,700

	Consumer Products — 0.5%
3,185,000	Whirlpool Corp., MTN, 4.850%, 6/15/2021	3,239,655
1,546,000	Whirlpool Corp., 6.500%, 6/15/2016	1,713,892

		4,953,547

	Diversified Manufacturing — 0.7%
1,200,000	Crane Co., 6.550%, 11/15/2036	1,208,238
1,420,000	Fibria Overseas Finance Ltd., 6.750%, 3/03/2021, 144A	1,451,950
4,045,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	4,105,675

		6,765,863

	Electric — 1.1%
215,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	228,975
1,440,000	Dubai Electricity & Water Authority, 8.500%, 4/22/2015, 144A	1,602,000
1,535,000	Enersis S.A., 7.375%, 1/15/2014	1,665,060
2,370,000	Florida Power & Light Co., 4.125%, 2/01/2042	2,322,638
1,010,000	Ipalco Enterprises, Inc., 5.000%, 5/01/2018	1,004,950
2,945,000	TransAlta Corp., 4.750%, 1/15/2015	3,141,782

		9,965,405

	Financial Other — 0.1%
1,100,000	Hyundai Capital Services, Inc., 3.500%, 9/13/2017, 144A	1,102,582

	Food & Beverage — 0.5%
1,445,000	Bunge Ltd. Finance Corp., 4.100%, 3/15/2016	1,508,006
1,205,000	Post Holdings, Inc., 7.375%, 2/15/2022, 144A	1,262,238
1,675,000	Sigma Alimentos S.A. de CV, 5.625%, 4/14/2018, 144A	1,771,312

		4,541,556

	Government Owned — No Guarantee — 3.6%
5,700,000	CEZ A.S., 5.625%, 4/03/2042, 144A	5,744,175
2,620,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A	2,574,881
3,450,000	IPIC GMTN Ltd., 6.875%, 11/01/2041, 144A	3,605,250
4,100,000	Korea Development Bank, 4.000%, 9/09/2016	4,273,688
5,990,000	Korea National Oil Corp., 3.125%, 4/03/2017, 144A	5,977,080
3,060,000	Petrobras International Finance Co., 6.750%, 1/27/2041	3,548,881
3,095,000	Petrobras International Finance Co., 6.875%, 1/20/2040	3,636,226
1,000,000	Qtel International Finance Ltd., 4.750%, 2/16/2021, 144A	1,033,800
2,360,000	Qtel International Finance Ltd., 7.875%, 6/10/2019, 144A	2,896,900

		33,290,881

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount	Description	Value (†)

	Healthcare — 1.1%
$1,725,000	Aristotle Holding, Inc., 4.750%, 11/15/2021, 144A	$1,846,126
3,865,000	HCA, Inc., 7.500%, 2/15/2022	4,116,225
575,000	HCA, Inc., 7.500%, 12/15/2023	549,125
1,785,000	Medco Health Solutions, 7.250%, 8/15/2013	1,914,727
2,195,000	PerkinElmer, Inc., 5.000%, 11/15/2021	2,292,067

		10,718,270

	Home Construction — 0.2%
2,230,000	Desarrolladora Homex SAB de CV, 9.750%, 3/25/2020, 144A	2,363,800

	Hybrid ARMs — 0.1%
365,458	FHLMC, 6.006%, 11/01/2036(b)	388,173
218,244	FNMA, 2.250%, 2/01/2037(b)	232,097

		620,270

	Independent Energy — 1.5%
1,560,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	1,798,519
3,020,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	3,588,415
1,835,000	Denbury Resources, Inc., 6.375%, 8/15/2021	1,940,513
2,370,000	Dolphin Energy Ltd., 5.500%, 12/15/2021, 144A	2,497,388
2,715,000	Newfield Exploration Co., 5.750%, 1/30/2022	2,843,962
1,670,000	Range Resources Corp., 5.000%, 8/15/2022	1,649,125

		14,317,922

	Industrial Other — 1.2%
2,035,000	Berau Coal Energy Tbk PT, 7.250%, 3/13/2017, 144A	2,045,175
1,360,000	Briggs & Stratton Corp., 6.875%, 12/15/2020	1,400,800
3,065,000	Hutchison Whampoa International 11 Ltd., 4.625%, 1/13/2022, 144A	3,078,452
2,650,000	Hutchison Whampoa International Ltd., 5.750%, 9/11/2019, 144A	2,915,620
1,570,000	Timken Co. (The), 6.000%, 9/15/2014	1,712,225

		11,152,272

	Media Cable — 1.2%
1,175,000	Cablevision Systems Corp., 7.750%, 4/15/2018	1,227,875
2,195,000	Cablevision Systems Corp., 8.000%, 4/15/2020	2,321,212
1,070,000	Cox Communications, Inc., 5.450%, 12/15/2014	1,189,471
4,515,000	Time Warner Cable, Inc., 4.125%, 2/15/2021	4,690,575
1,330,000	Time Warner Cable, Inc., 8.250%, 4/01/2019	1,700,940

		11,130,073

	Media Non-Cable — 0.4%
1,375,000	Inmarsat Finance PLC, 7.375%, 12/01/2017, 144A	1,467,813
1,065,000	Myriad International Holding BV, 6.375%, 7/28/2017, 144A	1,166,175
1,310,000	R.R. Donnelley & Sons Co., 7.250%, 5/15/2018	1,270,700

		3,904,688

	Metals & Mining — 0.9%
2,090,000	Alcoa, Inc., 6.150%, 8/15/2020	2,249,835
525,000	APERAM, 7.375%, 4/01/2016, 144A	511,949
3,465,000	ArcelorMittal, 6.750%, 3/01/2041	3,247,114
485,000	ArcelorMittal, 7.000%, 10/15/2039	463,241

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount	Description	Value (†)

	Metals & Mining — continued
$400,000	United States Steel Corp., 6.650%, 6/01/2037	$336,000
1,480,000	United States Steel Corp., 7.375%, 4/01/2020	1,509,600

		8,317,739

	Mortgage Related — 16.2%
24,029,439	FHLMC, 4.000%, with various maturities in 2041(c)	25,174,159
13,099,045	FHLMC, 4.500%, with various maturities from 2034 to 2039(c)	13,898,992
917,774	FHLMC, 5.000%, with various maturities from 2018 to 2038(c)	988,949
13,054,031	FHLMC, 5.500%, with various maturities from 2018 to 2040(c)	14,208,073
71,956	FHLMC, 6.000%, 6/01/2035	80,481
35,428,071	FNMA, 4.000%, with various maturities from 2019 to 2041(c)	37,212,320
16,456,675	FNMA, 4.500%, with various maturities from 2039 to 2041(c)	17,550,168
17,029,887	FNMA, 5.000%, with various maturities from 2033 to 2037(c)	18,436,007
14,001,340	FNMA, 5.500%, with various maturities from 2018 to 2039(c)	15,286,289
3,098,947	FNMA, 6.000%, with various maturities from 2016 to 2039(c)	3,433,672
163,722	FNMA, 6.500%, with various maturities from 2029 to 2036(c)	186,052
110,899	FNMA, 7.000%, with various maturities in 2030(c)	128,560
117,679	FNMA, 7.500%, with various maturities from 2024 to 2032(c)	140,563
632,633	GNMA, 5.000%, 4/15/2038	699,467
2,606,071	GNMA, 5.500%, with various maturities from 2038 to 2039(c)	2,916,366
374,313	GNMA, 6.000%, with various maturities from 2029 to 2038(c)	423,430
259,631	GNMA, 6.500%, with various maturities from 2028 to 2032(c)	301,823
163,412	GNMA, 7.000%, with various maturities from 2025 to 2029(c)	189,939
57,275	GNMA, 7.500%, with various maturities from 2025 to 2030(c)	67,300
19,819	GNMA, 8.000%, 11/15/2029	21,005
68,951	GNMA, 8.500%, with various maturities from 2017 to 2023(c)	70,500
10,903	GNMA, 9.000%, with various maturities in 2016(c)	11,751
16,842	GNMA, 11.500%, with various maturities from 2013 to 2015(c)	16,963

		151,442,829

	Non-Captive Consumer — 1.5%
1,825,000	HSBC Finance Corp., 7.000%, 5/15/2012	1,838,182
325,000	SLM Corp., MTN, 5.050%, 11/14/2014	333,052
9,280,000	SLM Corp., MTN, 6.250%, 1/25/2016	9,651,200
350,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	357,875
30,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	30,531
120,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	115,172
55,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	56,101
35,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	36,141
1,135,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	1,265,525

		13,683,779

	Non-Captive Diversified — 3.6%
1,880,000	Ally Financial, Inc., 5.500%, 2/15/2017	1,882,235
4,610,000	Ally Financial, Inc., 6.250%, 12/01/2017	4,747,088
1,211,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,335,128
2,480,000	Ally Financial, Inc., 8.300%, 2/12/2015	2,700,100
2,070,000	GATX Corp., 4.750%, 5/15/2015	2,217,897
6,950,000	General Electric Capital Corp., 2.250%, 11/09/2015	7,142,668

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount	Description	Value (†)

	Non-Captive Diversified — continued
$3,610,000	General Electric Capital Corp., 5.300%, 2/11/2021	$3,909,749
6,930,000	International Lease Finance Corp., 5.750%, 5/15/2016	6,922,231
1,170,000	International Lease Finance Corp., 6.250%, 5/15/2019	1,154,882
205,000	International Lease Finance Corp., 6.375%, 3/25/2013	210,638
40,000	International Lease Finance Corp., Series R, MTN, 5.550%, 9/05/2012	40,250
200,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	202,500
830,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	844,525

		33,309,891

	Oil Field Services — 2.6%
4,505,000	Nabors Industries, Inc., 4.625%, 9/15/2021	4,700,098
4,285,000	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	4,177,875
4,020,000	Parker Drilling Co., 9.125%, 4/01/2018	4,261,200
2,540,000	Rowan Cos., Inc., 5.000%, 9/01/2017	2,704,013
6,765,000	Transocean, Inc., 4.950%, 11/15/2015	7,233,524
1,005,000	Weatherford International Ltd., 5.950%, 4/15/2042	997,874

		24,074,584

	Paper — 1.2%
1,240,000	Celulosa Arauco y Constitucion S.A., 4.750%, 1/11/2022, 144A	1,269,331
1,850,000	Celulosa Arauco y Constitucion S.A., 5.000%, 1/21/2021	1,927,661
2,005,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	2,445,605
3,305,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	4,118,291
735,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	935,648
365,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	492,401

		11,188,937

	Pharmaceuticals — 0.7%
600,000	Valeant Pharmaceuticals International, 6.750%, 10/01/2017, 144A	607,500
215,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	209,088
4,130,000	Valeant Pharmaceuticals International, 6.875%, 12/01/2018, 144A	4,160,975
1,310,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	1,296,900

		6,274,463

	Pipelines — 1.4%
6,970,000	Energy Transfer Partners LP, 6.050%, 6/01/2041	7,033,385
2,050,000	Kinder Morgan Finance Co. LLC, 5.700%, 1/05/2016	2,162,750
3,765,000	Kinder Morgan Finance Co. LLC, 6.000%, 1/15/2018, 144A	3,995,606

		13,191,741

	Property & Casualty Insurance — 1.3%
6,220,000	Berkshire Hathaway, Inc., 1.900%, 1/31/2017	6,291,163
1,175,000	Willis Group Holdings PLC, 4.125%, 3/15/2016	1,194,372
3,250,000	Willis North America, Inc., 6.200%, 3/28/2017	3,636,721
555,000	Willis North America, Inc., 7.000%, 9/29/2019	642,046

		11,764,302

	Railroads — 0.1%
1,325,000	Burlington Northern Santa Fe LLC, 4.950%, 9/15/2041	1,351,072

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount	Description	Value (†)

	Refining — 0.6%
$5,480,000	Phillips 66, 5.875%, 5/01/2042, 144A	$5,613,805

	Sovereigns — 0.4%
3,018,000	Mexico Government International Bond, Series A, MTN, 6.050%, 1/11/2040	3,636,690

	Technology — 2.3%
250,000	Amphenol Corp., 4.000%, 2/01/2022	251,619
3,745,000	Amphenol Corp., 4.750%, 11/15/2014	4,068,066
2,635,000	Brocade Communications Systems, Inc., 6.625%, 1/15/2018	2,766,750
495,000	Brocade Communications Systems, Inc., 6.875%, 1/15/2020	545,737
2,461,000	Equifax, Inc., 7.000%, 7/01/2037	2,868,714
4,140,000	Fiserv, Inc., 3.125%, 10/01/2015	4,274,231
69,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	73,259
340,000	Motorola Solutions, Inc., 7.500%, 5/15/2025	404,041
1,335,000	National Semiconductor Corp., 3.950%, 4/15/2015	1,452,017
4,050,000	Tencent Holdings Ltd., 4.625%, 12/12/2016, 144A	4,075,677
279,000	Xerox Corp., 5.500%, 5/15/2012	280,422

		21,060,533

	Tobacco — 0.6%
4,900,000	Reynolds American, Inc., 7.250%, 6/15/2037	5,716,335

	Transportation Services — 0.1%
790,000	Erac USA Finance Co., 5.250%, 10/01/2020, 144A	856,480

	Treasuries — 27.4%
32,275,000	U.S. Treasury Bond, 3.750%, 8/15/2041	34,892,309
3,875,000	U.S. Treasury Bond, 3.875%, 8/15/2040	4,286,114
3,005,000	U.S. Treasury Bond, 4.375%, 5/15/2040	3,611,166
570,000	U.S. Treasury Bond, 4.375%, 5/15/2041	685,247
1,475,000	U.S. Treasury Bond, 4.500%, 2/15/2036	1,795,352
1,665,000	U.S. Treasury Bond, 4.750%, 2/15/2041	2,122,094
85,282,000	U.S. Treasury Note, 0.875%, 2/28/2017	84,682,382
20,050,000	U.S. Treasury Note, 1.250%, 2/15/2014	20,389,126
12,470,000	U.S. Treasury Note, 1.875%, 8/31/2017	12,925,928
35,350,000	U.S. Treasury Note, 2.000%, 2/15/2022	34,670,608
1,155,000	U.S. Treasury Note, 2.125%, 8/15/2021	1,154,188
13,550,000	U.S. Treasury Note, 2.625%, 11/15/2020(d)	14,249,736
560,000	U.S. Treasury Note, 2.750%, 10/31/2013	581,416
24,005,000	U.S. Treasury Note, 3.125%, 5/15/2021	26,127,954
11,505,000	U.S. Treasury Note, 3.625%, 2/15/2021(e)	13,024,017

		255,197,637

	Wireless — 2.0%
1,915,000	American Tower Corp., 4.625%, 4/01/2015	2,039,804
2,890,000	CC Holdings GS V LLC/Crown Castle GS III Corp., 7.750%, 5/01/2017, 144A	3,150,100
15,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	15,000
10,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	9,650
895,000	NII Capital Corp., 7.625%, 4/01/2021	874,863
2,325,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	2,720,436
7,885,000	Sprint Capital Corp., 6.875%, 11/15/2028	6,032,025
3,499,000	Telemar Norte Leste S.A., 5.500%, 10/23/2020, 144A	3,596,972

		18,438,850

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount	Description	Value (†)

	Wirelines — 3.4%
$6,440,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	$5,248,600
3,995,000	eAccess Ltd., 8.250%, 4/01/2018, 144A	3,825,213
6,553,000	Embarq Corp., 7.995%, 6/01/2036	6,623,536
4,480,000	Frontier Communications Corp., 7.875%, 4/15/2015	4,816,000
1,575,000	Frontier Communications Corp., 7.875%, 1/15/2027	1,433,250
1,220,000	Frontier Communications Corp., 8.250%, 4/15/2017	1,311,500
415,000	Frontier Communications Corp., 9.000%, 8/15/2031	402,550
1,975,000	Qwest Corp., 6.750%, 12/01/2021	2,204,594
6,045,000	Windstream Corp., 7.500%, 4/01/2023	6,226,350

		32,091,593

	Total Bonds and Notes (Identified Cost $875,459,536)	898,380,343

Shares
Preferred Stocks — 0.2%
	Non-Captive Consumer — 0.0%
5,510	SLM Corp., Series A, 6.970%	252,083

	Non-Captive Diversified — 0.2%
68,182	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	1,479,549
532	Ally Financial, Inc., Series G, 7.000%, 144A	443,206

		1,922,755

	Total Preferred Stocks (Identified Cost $2,068,801)	2,174,838

Principal Amount
Short-Term Investments — 4.1%
$37,736,788	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $37,736,788 on 4/02/2012 collateralized by $38,205,000 Federal Home Loan Mortgage Corp., 0.750% due 11/25/2014 valued at $38,491,538 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $37,736,788)	37,736,788

	Total Investments — 100.6% (Identified Cost $915,265,125)(a)	938,291,969
	Other assets less liabilities — (0.6)%	(5,781,853)

	Net Assets — 100.0%	$932,510,116

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2012, the net unrealized appreciation on investments based on a cost of $916,203,861 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$26,597,552
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,509,444)

	Net unrealized appreciation	$22,088,108

(b)	Variable rate security. Rate as of March 31, 2012 is disclosed.
(c)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(d)	All or a portion of this security has been pledged as collateral for open forward foreign currency contracts.
(e)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of Rule 144A holdings amounted to $123,844,641 or 13.3% of net assets.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell	6/20/2012	Euro	20,385,000	$27,198,637	$(442,955)

1 Counterparty is Credit Suisse.

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Core Plus Bond Fund – (continued)

Industry Summary at March 31, 2012 (Unaudited)

Treasuries	27.4%
Mortgage Related	16.2
Banking	5.4
Commercial Mortgage-Backed Securities	4.5
Non-Captive Diversified	3.8
Government Owned — No Guarantee	3.6
Wirelines	3.4
Oil Field Services	2.6
Automotive	2.3
Technology	2.3
ABS Car Loan	2.0
Wireless	2.0
Other Investments, less than 2% each	21.0
Short-Term Investments	4.1

Total Investments	100.6
Other assets less liabilities (including open forward foreign currency contracts)	(0.6)

Net Assets	100.0%

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 79.4% of Net Assets

Non-Convertible Bonds — 68.6%
	ABS Car Loan — 0.2%
$350,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class B, 8.110%, 3/15/2016, 144A	$355,178

	ABS Home Equity — 2.0%
200,000	Ameriquest Mortgage Securities, Inc., Series 2005-R11, Class M1, 0.692%, 1/25/2036(b)	127,025
600,000	Ameriquest Mortgage Securities, Inc., Series 2005-R7, Class M2, 0.742%, 9/25/2035(b)	288,986
523,564	Argent Securities, Inc., Series 2003-W3, Class M2, 2.942%, 9/25/2033(b)	355,540
297,913	Citigroup Mortgage Loan Trust, Inc., Series 2005-8, Class 1A1A, 2.814%, 10/25/2035(b)	210,717
135,070	Citimortgage Alternative Loan Trust, Series 2006-A3, Class 1A7, 6.000%, 7/25/2036	100,928
229,325	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.512%, 4/25/2035(b)	146,632
550,224	GSAA Home Equity Trust, Series 2006-20, Class 1A1, 0.312%, 12/25/2046(b)	250,992
105,033	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 2.901%, 12/25/2034(b)	78,013
145,944	JP Morgan Alternative Loan Trust, Series 2006-A1, Class 5A1, 5.297%, 3/25/2036(b)	102,336
213,195	Lehman Mortgage Trust, Series 2006-1, Class 3A5, 5.500%, 2/25/2036	188,860
447,458	MASTR Asset Securitization Trust, Series 2007-1, Class 1A4, 6.500%, 11/25/2037	363,908
200,000	New Century Home Equity Loan Trust, Series 2005-1, Class M3, 0.762%, 3/25/2035(b)	142,845
300,000	New Century Home Equity Loan Trust, Series 2005-2, Class M2, 0.692%, 6/25/2035(b)	182,321
153,075	New York Mortgage Trust, Series 2006-1, Class 2A2, 2.959%, 5/25/2036(b)	123,933
575,000	Park Place Securities, Inc., Series 2005-WCW2, Class M1, 0.742%, 7/25/2035(b)	332,597
160,616	Saxon Asset Securities Trust, Series 2004-3, Class M2, 0.892%, 12/26/2034(b)	117,496
146,742	WaMu Mortgage Pass Through Certificates, Series 2007-OA3, Class 2A1A, 0.919%, 4/25/2047(b)	103,631

		3,216,760

	ABS Other — 0.3%
517,367	Sierra Receivables Funding Co. LLC, Series 2011-3A, Class C, 9.310%, 7/20/2028, 144A	517,275

	Airlines — 0.3%
105,000	Air Canada, 9.250%, 8/01/2015, 144A	102,375
30,000	Air Canada, 12.000%, 2/01/2016, 144A	26,550

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Airlines — continued
$19,836	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	$19,836
198,446	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	199,180
173,446	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 10/19/2023	176,355

		524,296

	Banking — 4.0%
2,210,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	1,966,540
11,260,000,000	Barclays Financial LLC, EMTN, 8.250%, 10/27/2014, (IDR)	1,266,688
820,000	HBOS PLC, 6.000%, 11/01/2033, 144A	623,169
1,100,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	1,032,435
900,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	946,309
200,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	248,335
400,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	384,172

		6,467,648

	Building Materials — 3.0%
50,000	Masco Corp., 6.500%, 8/15/2032	47,081
360,000	Masco Corp., 7.125%, 3/15/2020	384,865
345,000	Masco Corp., 7.750%, 8/01/2029	355,844
845,000	Masonite International Corp., 8.250%, 4/15/2021, 144A	878,800
265,000	Ply Gem Industries, Inc., 8.250%, 2/15/2018	266,656
2,955,000	USG Corp., 6.300%, 11/15/2016	2,762,925
100,000	USG Corp., 8.375%, 10/15/2018, 144A	102,500
75,000	USG Corp., 9.750%, 1/15/2018	74,437

		4,873,108

	Chemicals — 1.6%
1,270,000	Hercules, Inc., 6.500%, 6/30/2029	1,009,650
850,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	879,750
420,000	JM Huber Corp., 9.875%, 11/01/2019, 144A	436,800
730,000	Reichhold Industries, Inc., 9.000%, 8/15/2014, 144A(c)(d)(g)	292,000

		2,618,200

	Collateralized Mortgage Obligations — 2.8%
346,623	Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1, 0.502%, 1/25/2036(b)	220,300
162,274	American Home Mortgage Investment Trust, Series 2004-3, Class 3A, 2.563%, 10/25/2034(b)	114,813
376,307	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 2.240%, 9/25/2045(b)	295,747
381,155	American Home Mortgage Investment Trust, Series 2006-1, Class 11A1, 0.382%, 3/25/2046(b)	259,273
79,920	Banc of America Mortgage Securities, Inc., Series 2005-A, Class 2A1, 3.002%, 2/25/2035(b)	70,075

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Collateralized Mortgage Obligations — continued
$305,987	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 2.661%, 11/25/2035(b)	$269,274
182,963	Indymac Index Mortgage Loan Trust, Series 2005-AR3, Class 4A1, 2.916%, 4/25/2035(b)	141,477
564,385	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.742%, 1/25/2036(b)(k)	347,065
588,350	Lehman XS Trust, Series 2007-10H, Class 1A11, 0.362%, 7/25/2037(b)(e)	261,892
385,437	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 2.810%, 3/25/2035(b)	269,052
260,698	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 2.725%, 3/25/2035(b)	227,113
671,345	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.402%, 1/25/2047(b)	360,798
640,499	Merrill Lynch Alternative Note Asset, Series 2007-F1, Class 2A7, 6.000%, 3/25/2037	411,643
665,179	Residential Accredit Loans, Inc., Series 2006-QO7, Class 1A1, 0.959%, 9/25/2046(b)	298,280
589,601	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A16, 6.000%, 6/25/2036	385,452
477,971	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.119%, 8/25/2046(b)	221,912
651,782	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OC1, Class A1, 0.482%, 1/25/2047(b)	266,961

		4,421,127

	Commercial Mortgage-Backed Securities — 1.2%
522,744	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 2.947%, 6/19/2035(b)	485,714
1,690,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.980%, 8/10/2045(b)	1,507,776

		1,993,490

	Construction Machinery — 0.3%
205,000	UR Financing Escrow Corp., 7.625%, 4/15/2022, 144A	210,638
300,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A	318,000

		528,638

	Consumer Cyclical Services — 0.6%
1,035,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	882,338

	Consumer Products — 0.4%
740,000	Visant Corp., 10.000%, 10/01/2017	690,975

	Diversified Manufacturing — 0.3%
400,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	406,000

	Electric — 2.5%
19,102	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	20,248
375,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018(f)	245,625
180,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026(f)	117,900
815,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019(f)	535,863

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Electric — continued
$1,055,000	Edison Mission Energy, 7.625%, 5/15/2027	$625,087
1,395,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	1,133,995
200,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	176,757
140,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)(f)	36,400
515,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	336,038
1,015,000	TXU Corp., Series Q, 6.500%, 11/15/2024	532,875
370,000	TXU Corp., Series R, 6.550%, 11/15/2034	185,000

		3,945,788

	Food & Beverage — 0.8%
475,000	Del Monte Corp., 7.625%, 2/15/2019	472,625
400,000	Marfrig Holding Europe BV, 8.375%, 5/09/2018, 144A	364,000
500,000	Marfrig Overseas Ltd., 9.500%, 5/04/2020, 144A	457,900

		1,294,525

	Gaming — 2.7%
1,760,000	Caesars Entertainment Operating Co., Inc., 10.000%, 12/15/2018	1,359,600
275,000	MGM Resorts International, 6.625%, 7/15/2015	282,563
1,360,000	MGM Resorts International, 7.500%, 6/01/2016	1,400,800
1,250,000	MGM Resorts International, 7.625%, 1/15/2017	1,290,625

		4,333,588

	Government Owned — No Guarantee — 0.9%
900,000	DP World Ltd., 6.850%, 7/02/2037, 144A	868,500
4,800,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	527,244

		1,395,744

	Healthcare — 2.0%
165,000	HCA, Inc., 7.050%, 12/01/2027	148,088
640,000	HCA, Inc., 7.500%, 12/15/2023	611,200
470,000	HCA, Inc., 7.690%, 6/15/2025	452,962
480,000	HCA, Inc., 8.360%, 4/15/2024	489,600
800,000	HCA, Inc., MTN, 7.580%, 9/15/2025	756,000
515,000	HCA, Inc., MTN, 7.750%, 7/15/2036	476,375
215,000	Kindred Healthcare, Inc., 8.250%, 6/01/2019	187,319
90,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	76,950

		3,198,494

	Home Construction — 6.1%
40,000	Beazer Homes USA, Inc., 9.125%, 6/15/2018	34,950
70,000	Beazer Homes USA, Inc., 9.125%, 5/15/2019	60,200
600,000	Corp GEO SAB de CV, 8.875%, 3/27/2022, 144A	613,500
975,000	Desarrolladora Homex SAB de CV, 9.750%, 3/25/2020, 144A	1,033,500
305,000	K. Hovnanian Enterprises, Inc., 10.625%, 10/15/2016	275,644
15,000	KB Home, 5.875%, 1/15/2015	14,775
25,000	KB Home, 6.250%, 6/15/2015	24,500
2,580,000	KB Home, 7.250%, 6/15/2018	2,476,800
1,850,000	Lennar Corp., 6.950%, 6/01/2018	1,961,000
3,135,000	Pulte Group, Inc., 6.000%, 2/15/2035	2,445,300

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Home Construction — continued
$495,000	Pulte Group, Inc., 6.375%, 5/15/2033	$398,475
380,000	Pulte Group, Inc., 7.875%, 6/15/2032	352,450
70,000	Standard Pacific Corp., 8.375%, 1/15/2021	73,500

		9,764,594

	Hybrid ARMs — 0.1%
387,281	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3, 2.925%, 4/25/2035(b)	189,161

	Independent Energy — 0.7%
785,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	785,000
360,000	SandRidge Energy, Inc., 7.500%, 3/15/2021	354,600

		1,139,600

	Life Insurance — 0.6%
860,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	910,310

	Lodging — 0.1%
180,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	180,900

	Media Non-Cable — 3.0%
1,060,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014	938,100
340,000	Clear Channel Communications, Inc., 5.750%, 1/15/2013	337,450
2,275,000	Intelsat Luxembourg S.A., 11.250%, 2/04/2017	2,366,000
1,100,000	R.R. Donnelley & Sons Co., 7.250%, 5/15/2018	1,067,000
75,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	74,625

		4,783,175

	Metals & Mining — 2.1%
780,000	Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	709,800
700,000	ArcelorMittal, 6.750%, 3/01/2041	655,983
420,000	Arch Coal, Inc., 7.250%, 6/15/2021, 144A	387,450
35,000	Essar Steel Algoma, Inc., 9.375%, 3/15/2015, 144A	36,137
1,845,000	United States Steel Corp., 6.650%, 6/01/2037	1,549,800

		3,339,170

	Non-Captive Consumer — 2.8%
1,605,000	Residential Capital LLC, 9.625%, 5/15/2015	1,364,250
1,920,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	1,512,000
2,000,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	1,560,000

		4,436,250

	Non-Captive Diversified — 2.1%
240,000	Aircastle Ltd., 7.625%, 4/15/2020, 144A	240,000
1,620,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,786,050
1,045,000	International Lease Finance Corp., 8.625%, 1/15/2022	1,161,693
100,000	iStar Financial, Inc., 5.850%, 3/15/2017	87,750
135,000	iStar Financial, Inc., 5.875%, 3/15/2016	120,994
15,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	14,287

		3,410,774

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Oil Field Services — 0.6%
$800,000	OGX Petroleo e Gas Participacoes S.A, 8.375%, 4/01/2022, 144A	$808,000
200,000	OGX Petroleo e Gas Participacoes S.A, 8.500%, 6/01/2018, 144A	207,800

		1,015,800

	Packaging — 1.1%
1,800,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.500%, 2/15/2021, 144A	1,692,000

	Pharmaceuticals — 0.4%
140,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	136,150
530,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	524,700

		660,850

	Pipelines — 0.6%
210,000	NGPL PipeCo LLC, 6.514%, 12/15/2012, 144A	202,647
105,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	90,105
785,000	Rockies Express Pipeline LLC, 6.875%, 4/15/2040, 144A	626,038

		918,790

	Retailers — 1.4%
40,000	Dillard’s, Inc., 7.000%, 12/01/2028	37,400
435,000	Dillard’s, Inc., 7.750%, 7/15/2026	428,475
205,000	Dillard’s, Inc., 7.750%, 5/15/2027	198,850
35,000	Dillard’s, Inc., 7.875%, 1/01/2023	35,088
245,000	J.C. Penney Corp., Inc., 7.400%, 4/01/2037	239,181
1,440,000	Toys R Us, Inc., 7.375%, 10/15/2018	1,292,400

		2,231,394

	Sovereigns — 0.9%
2,250,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	1,472,924

	Supermarkets — 1.0%
315,000	American Stores Co., 8.000%, 6/01/2026	267,750
955,000	New Albertson’s, Inc., 7.750%, 6/15/2026	773,550
735,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	518,175

		1,559,475

	Supranational — 2.0%
2,000,000	European Bank for Reconstruction & Development, GMTN, 9.250%, 9/10/2012, (BRL)	1,099,564
180,450	European Financial Stability Facility, 0.400%, 3/12/2013, (EUR)	240,075
180,450	European Financial Stability Facility, 1.000%, 3/12/2014, (EUR)	240,171
11,160,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 8/20/2015, (IDR)(h)	1,008,476
700,000,000	International Bank for Reconstruction & Development, GMTN, 2.300%, 2/26/2013, (KRW)	613,724

		3,202,010

	Technology — 2.4%
1,090,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	861,100
1,930,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	1,510,225
1,460,000	First Data Corp., 8.250%, 1/15/2021, 144A	1,427,150

		3,798,475

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Textile — 1.4%
$2,605,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	$1,986,313
175,000	Jones Group/Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, 6.875%, 3/15/2019	171,281

		2,157,594

	Transportation Services — 0.4%
275,000	APL Ltd., 8.000%, 1/15/2024(c)	189,750
640,000	Overseas Shipholding Group, 7.500%, 2/15/2024	424,800

		614,550

	Treasuries — 5.1%
150,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	180,436
375,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	430,137
930,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	1,070,786
65,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	78,067
60,000	Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	76,925
55,000	Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	72,637
301,500(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	2,669,307
10,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	242,419
120,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	2,985,257
50,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	38,190
400,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	308,618

		8,152,779

	Wireless — 3.6%
900,000	Bakrie Telecom Pte Ltd., 11.500%, 5/07/2015, 144A	670,500
1,595,000	Clearwire Communications LLC/Clearwire Finance, Inc., 12.000%, 12/01/2015, 144A	1,571,075
4,236,000	Sprint Capital Corp., 6.875%, 11/15/2028	3,240,540
5,000	Sprint Capital Corp., 6.900%, 5/01/2019	4,325
285,000	Sprint Capital Corp., 8.750%, 3/15/2032	244,387

		5,730,827

	Wirelines — 4.2%
665,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	541,975
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	104,000
1,105,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	1,031,794
1,070,000	Frontier Communications Corp., 9.000%, 8/15/2031	1,037,900
940,000	Level 3 Escrow, Inc., 8.125%, 7/01/2019, 144A	970,550
1,910,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	1,995,950
350,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	325,590
250,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	267,597
300,000	Portugal Telecom International Finance BV, EMTN, 5.625%, 2/08/2016, (EUR)	369,036
25,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	22,000
15,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	13,500

		6,679,892

	Total Non-Convertible Bonds (Identified Cost $108,193,053)	109,704,466

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Convertible Bonds — 10.8%
	Automotive — 2.5%
$1,465,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(i)	$1,221,443
1,760,000	Ford Motor Co., 4.250%, 11/15/2016	2,789,600

		4,011,043

	Diversified Manufacturing — 0.9%
1,325,000	Trinity Industries, Inc., 3.875%, 6/01/2036	1,444,250

	Home Construction — 0.1%
70,000	Lennar Corp., 2.000%, 12/01/2020, 144A	81,900

	Metals & Mining — 0.2%
210,000	Peabody Energy Corp., 4.750%, 12/15/2066	199,500
165,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	187,069

		386,569

	Pharmaceuticals — 1.8%
1,365,000	Human Genome Sciences, Inc., 3.000%, 11/15/2018	1,346,231
1,370,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	1,570,363

		2,916,594

	Technology — 5.0%
4,155,000	Ciena Corp., 0.875%, 6/15/2017	3,651,206
145,000	Ciena Corp., 3.750%, 10/15/2018, 144A	163,669
40,000	Ciena Corp., 4.000%, 3/15/2015, 144A	45,150
2,930,000	Intel Corp., 2.950%, 12/15/2035	3,369,500
620,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031, 144A	657,975
80,000	SanDisk Corp., 1.500%, 8/15/2017	94,700

		7,982,200

	Textile — 0.3%
420,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016, 144A	410,025

	Total Convertible Bonds (Identified Cost $15,203,050)	17,232,581

	Total Bonds and Notes (Identified Cost $123,396,103)	126,937,047

Senior Loans — 0.4%
	Media Non-Cable — 0.2%
316,608	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(b)	170,652
224,012	Tribune Company, Term Loan X, 5.000%, 6/04/2009(b)(f)(j)	146,028

		316,680

	Wirelines — 0.2%
369,221	FairPoint Communications, Inc., New Term Loan B, 6.500%, 1/22/2016(b)	303,171

	Total Senior Loans (Identified Cost $1,007,580)	619,851

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)

Preferred Stocks — 5.0%
Convertible Preferred Stocks — 3.4%
	Automotive — 1.1%
41,200	General Motors Co., Series B, 4.750%	$1,724,220
2,500	Goodyear Tire & Rubber Co. (The), 5.875%	103,575

		1,827,795

	Banking — 0.0%
25	Bank of America Corp., Series L, 7.250%	24,472

	Construction Machinery — 0.1%
2,213	United Rentals Trust I, 6.500%	119,364

	Consumer Products — 1.6%
55,115	Newell Financial Trust I, 5.250%	2,604,184

	Pipelines — 0.6%
20,675	El Paso Energy Capital Trust I, 4.750%	953,117

	Total Convertible Preferred Stocks (Identified Cost $5,285,816)	5,528,932

Non-Convertible Preferred Stocks — 1.6%
	Non-Captive Diversified — 1.6%
940	Ally Financial, Inc., Series G, 7.000%, 144A	783,108
78,785	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	1,709,635

		2,492,743

	Total Non-Convertible Preferred Stocks (Identified Cost $2,841,445)	2,492,743

	Total Preferred Stocks (Identified Cost $8,127,261)	8,021,675

Common Stocks — 2.6%
	Automobiles — 0.4%
53,720	Ford Motor Co.	670,963

	Chemicals — 0.0%
1,087	Ashland, Inc.	66,372

	Diversified Telecommunication Services — 0.0%
593	Hawaiian Telcom Holdco, Inc.(g)	10,223

	Household Durables — 0.3%
46,500	KB Home	413,850

	Media — 0.0%
1,835	SuperMedia, Inc.(g)	4,386

	Oil, Gas & Consumable Fuels — 0.7%
35,176	El Paso Corp.	1,039,451

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)

	Pharmaceuticals — 1.2%
6,875	Merck & Co., Inc.	$264,000
31,106	Valeant Pharmaceuticals International, Inc.(g)	1,670,081

		1,934,081

	Total Common Stocks (Identified Cost $2,254,651)	4,139,326

Warrants — 0.0%
10,023	FairPoint Communications, Inc., Expiration on 1/24/2018(c)(d)(g) (Identified Cost $0)	—

Principal Amount (‡)
Short-Term Investments — 11.3%
101,349	European Financial Stability Facility Treasury Bill, 0.000%, 9/12/2012, (EUR)	134,922
$17,978,729	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012, at 0.000% to be repurchased at $17,978,729 on 4/02/2012 collateralized by $17,385,000 U.S. Treasury Note, 2.625% due 6/30/2014 valued at $18,341,175 including accrued interest (Note 2 of Notes to Financial Statements)	17,978,729

	Total Short-Term Investments (Identified Cost $18,115,179)	18,113,651

	Total Investments — 98.7% (Identified Cost $152,900,774)(a)	157,831,550
	Other assets less liabilities — 1.3%	2,103,615

	Net Assets — 100.0%	$159,935,165

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
	At March 31, 2012, the net unrealized appreciation on investments based on a cost of $152,958,872 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$10,556,306
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,683,628)

	Net unrealized appreciation	$4,872,678

(b)	Variable rate security. Rate as of March 31, 2012 is disclosed.
(c)	Illiquid security. At March 31, 2012, the value of these securities amounted to $518,150 or 0.3% of net assets.
(d)	Fair valued security by the Fund’s investment adviser. At March 31, 2012, the value of these securities amounted to $292,000 or 0.2% of net assets.

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund – (continued)

(e)	The issuer is making partial payments with respect to interest and/or principal. Income is not being accrued.
(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)	Non-income producing security.
(h)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(i)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(j)	Issuer has filed for bankruptcy.
(k)	The issuer is making partial payments with respect to principal.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of Rule 144A holdings amounted to $24,966,230 or 15.6% of net assets.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
PHP	Philippine Peso

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy	4/30/2012	Euro	500,000	$666,926	$12,241
Sell	4/30/2012	Euro	350,000	466,848	661
Sell	4/30/2012	Euro	3,140,000	4,188,297	(85,311)

Total					$(72,409)

1 Counterparty is Barclays.

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles High Income Fund – (continued)

Industry Summary at March 31, 2012 (Unaudited)

Technology	7.4%
Home Construction	6.2
Treasuries	5.1
Wirelines	4.4
Banking	4.0
Non-Captive Diversified	3.7
Automotive	3.6
Wireless	3.6
Pharmaceuticals	3.4
Media Non-Cable	3.2
Building Materials	3.0
Non-Captive Consumer	2.8
Collateralized Mortgage Obligations	2.8
Gaming	2.7
Electric	2.5
Metals & Mining	2.3
Consumer Products	2.0
ABS Home Equity	2.0
Supranational	2.0
Healthcare	2.0
Other Investments, less than 2% each	18.7
Short-Term Investments	11.3

Total Investments	98.7
Other assets less liabilities (including open forward foreign currency contracts)	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles International Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 95.9% of Net Assets
	Brazil — 2.2%
$119,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	$125,700
100,000	Telemar Norte Leste S.A., 5.125%, 12/15/2017, 144A, (EUR)	138,547
200,000	Votorantim Cimentos S.A., 7.250%, 4/05/2041, 144A	203,000

		467,247

	Canada — 4.8%
95,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	108,960
165,000	Corus Entertainment, Inc., 7.250%, 2/10/2017, 144A, (CAD)	175,347
85,000	Methanex Corp., 5.250%, 3/01/2022	86,520
150,000	Province of Quebec Canada, EMTN, 3.375%, 6/20/2016, (EUR)	215,679
200,000	Province of Quebec Canada, Series 169, EMTN, 3.625%, 2/10/2015, (EUR)	285,274
95,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	106,842
60,000	Videotron Ltee, 6.875%, 7/15/2021, 144A, (CAD)	64,170

		1,042,792

	Colombia — 0.4%
160,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)	95,110

	Denmark — 0.6%
645,000	Kingdom of Denmark, 4.000%, 11/15/2015, (DKK)	129,844

	Finland — 0.2%
35,000	Finland Government Bond, 3.125%, 9/15/2014, (EUR)	49,595

	France — 2.0%
50,000	Alstom S.A., 4.125%, 2/01/2017, (EUR)	70,116
150,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	171,168
100,000	Klepierre, EMTN, 4.000%, 4/13/2017, (EUR)	137,401
50,000	Lafarge S.A., EMTN, 5.375%, 6/26/2017, (EUR)	67,685

		446,370

	Germany — 19.3%
705,000	Bundesobligation, 1.250%, 10/14/2016, (EUR)	962,119
300,000	Bundesobligation, 2.250%, 4/10/2015, (EUR)	422,776
480,000	Bundesrepublik Deutschland, 3.000%, 7/04/2020, (EUR)	713,156
705,000	Bundesrepublik Deutschland, 3.250%, 1/04/2020, (EUR)	1,064,843
440,000	Bundesrepublik Deutschland, 3.750%, 1/04/2017, (EUR)	668,230
220,000	Bundesrepublik Deutschland, 4.000%, 1/04/2037, (EUR)	373,002

		4,204,126

	Ireland — 0.8%
100,000	WPP 2008 Ltd., 6.000%, 4/04/2017, (GBP)	178,778

	Italy — 1.7%
100,000	Enel Finance International S.A., EMTN, 5.625%, 8/14/2024, (GBP)	146,937
100,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	110,833
75,000	Telecom Italia Finance S.A., EMTN, 7.750%, 1/24/2033, (EUR)	104,986

		362,756

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Japan — 26.2%
104,000,000	Development Bank of Japan, 1.700%, 9/20/2022, (JPY)	$1,334,981
47,000,000	Japan Finance Organization for Municipal Enterprises, 1.350%, 11/26/2013, (JPY)	578,755
83,000,000	Japan Government Five Year Bond, 0.700%, 6/20/2014, (JPY)	1,015,596
80,000,000	Japan Government Ten Year Bond, 1.300%, 3/20/2019, (JPY)(b)	1,012,867
44,000,000	Japan Government Ten Year Bond, 1.300%, 3/20/2021, (JPY)	550,925
85,000,000	Japan Government Ten Year Bond, 1.700%, 9/20/2017, (JPY)	1,100,106
9,000,000	Japan Government Twenty Year Bond, 2.100%, 12/20/2030, (JPY)	115,409

		5,708,639

	Korea — 0.4%
3,600,000	Export-Import Bank of Korea, 4.000%, 11/26/2015, 144A, (PHP)	82,632

	Luxembourg — 0.3%
50,000	FMC Finance VIII, S.A., 6.500%, 9/15/2018, 144A, (EUR)	73,187

	Malaysia — 0.6%
370,000	Malaysia Government Bond, 4.262%, 9/15/2016, (MYR)	125,320

	Mexico — 3.3%
100,000	America Movil SAB de CV, EMTN, 4.125%, 10/25/2019, (EUR)	144,520
160,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	130,400
15,000(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	119,583
37,500(††)	Mexican Fixed Rate Bonds, Series M-30, 8.500%, 11/18/2038, (MXN)	327,012

		721,515

	Netherlands — 5.3%
50,000	EDP Finance BV, EMTN, 4.750%, 9/26/2016, (EUR)	58,223
30,000	Fresenius Finance BV, 4.250%, 4/15/2019, 144A, (EUR)	39,811
610,000	Kingdom of Netherlands, 4.500%, 7/15/2017, (EUR)	939,739
50,000	Koninklijke KPN NV, GMTN, 5.625%, 9/30/2024, (EUR)	75,507
50,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	53,519

		1,166,799

	Norway — 2.1%
30,000	Eksportfinans ASA, 2.000%, 9/15/2015	26,617
2,205,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	429,543

		456,160

	Panama — 0.7%
150,000	Banco Latinoamericano de Comercio Exterior, S.A., 3.750%, 4/04/2017, 144A	149,813

	Philippines — 0.6%
5,000,000	Philippine Government International Bond, 4.950%, 1/15/2021, (PHP)	121,209

	Poland — 0.2%
50,000	Poland Government International Bond, 5.000%, 3/23/2022	52,701

	Singapore — 2.0%
135,000	Singapore Government Bond, 1.625%, 4/01/2013, (SGD)	108,930
360,000	Singapore Government Bond, 2.250%, 7/01/2013, (SGD)	293,865
40,000	Singapore Government Bond, 2.250%, 6/01/2021, (SGD)	33,456

		436,251

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	South Africa — 0.8%
150,000	Edcon Proprietary Ltd., 4.126%, 6/15/2014, 144A, (EUR)(c)	$176,048

	Supranationals — 2.5%
40,000,000	Asian Development Bank, EMTN, 2.350%, 6/21/2027, (JPY)	540,105

	United Arab Emirates — 0.4%
100,000	DP World Ltd., 6.850%, 7/02/2037, 144A	96,500

	United Kingdom — 8.1%
50,000	British Sky Broadcasting Group PLC, EMTN, 6.000%, 5/21/2027, (GBP)	90,636
105,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	182,798
50,000	BSKYB Finance UK PLC, 5.750%, 10/20/2017, (GBP)	91,829
100,000	Standard Chartered Bank, Series 17, EMTN, 5.875%, 9/26/2017, (EUR)	143,051
330,000	United Kingdom Treasury, 1.750%, 1/22/2017, (GBP)	545,861
115,000	United Kingdom Treasury, 4.750%, 12/07/2038, (GBP)	231,069
240,000	United Kingdom Treasury, 5.000%, 3/07/2025, (GBP)	487,562

		1,772,806

	United States — 9.3%
85,000	American Tower Corp., 4.700%, 3/15/2022	85,683
100,000	BA Credit Card Trust, Series 04A1, 4.500%, 6/17/2016, (EUR)	137,611
50,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	89,283
15,000,000	Citigroup, Inc., 2.400%, 10/31/2025, (JPY)	173,153
50,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	71,779
45,000	HCA, Inc., 8.360%, 4/15/2024	45,900
150,000	HSBC Finance Corp., EMTN, 4.500%, 6/14/2016, (EUR)	213,663
100,000	JPMorgan Chase & Co., EMTN, 4.375%, 1/30/2014, (EUR)	139,758
150,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	185,028
130,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	213,281
100,000	Newmont Mining Corp., 3.500%, 3/15/2022	96,341
40,000	NII Capital Corp., 7.625%, 4/01/2021	39,100
75,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	72,938
35,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	34,650
100,000	Wachovia Corp., EMTN, 4.375%, 11/27/2018, (EUR)	133,689
100,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	159,969
100,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	134,388

		2,026,214

	Uruguay — 1.1%
4,018,221	Uruguay Government International Bond, 4.375%, 12/15/2028, (UYU)	230,910

	Total Bonds and Notes (Identified Cost $20,796,361)	20,913,427

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles International Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Short-Term Investments — 0.7%
$155,263	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $155,263 on 4/02/2011 collateralized by $160,000 Federal Home Loan Bank, 0.360% due 5/16/2013 valued at $160,400 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $155,263)	$155,263

	Total Investments — 96.6% (Identified Cost $20,951,624)(a)	21,068,690
	Other assets less liabilities — 3.4%	731,769

	Net Assets — 100.0%	$21,800,459

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2012, the net unrealized appreciation on investments based on a cost of $21,009,442 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$620,370
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(561,122)

	Net unrealized appreciation	$59,248

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(c)	Variable rate security. Rate as of March 31, 2012 is disclosed.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of Rule 144A holdings amounted to $1,657,853 or 7.6% of net assets.

EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note

CAD	Canadian Dollar
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PHP	Philippine Peso
SGD	Singapore Dollar
UYU	Uruguayan Peso

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles International Bond Fund – (continued)

At March 31, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	6/28/2012	British Pound	156,000	$249,378	$(3,176)
Buy[2]	6/20/2012	Canadian Dollar	720,000	720,660	1,681
Buy[3]	6/21/2012	Malaysian Ringgit	290,000	94,176	(102)
Buy[1]	6/11/2012	South Korean Won	130,000,000	114,158	64
Buy[4]	6/11/2012	South Korean Won	53,430,000	46,919	(231)
Buy[1]	6/11/2012	South Korean Won	500,000,000	439,071	(2,333)
Buy[2]	6/06/2012	Swiss Franc	171,000	189,577	(1,497)

Total					$(5,594)

At March 31, 2012, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive5/Units of Currency		Unrealized Appreciation (Depreciation)
6/12/2012	Norwegian Krone	1,255,000	Euro	168,411	$4,904

1 Counterparty is Barclays.

2 Counterparty is UBS AG.

3 Counterparty is JPMorgan Chase.

4 Counterparty is Credit Suisse.

5 Counterparty is Deutche Bank.

Industry Summary at March 31, 2012 (Unaudited)

Treasuries	54.8%
Government Guaranteed	8.8
Banking	6.3
Wirelines	2.9
Supranational	2.5
Media Non-Cable	2.4
Local Authorities	2.3
Wireless	2.0
Other Investments, less than 2% each	13.9
Short-Term Investments	0.7

Total Investments	96.6
Other assets less liabilities (including open forward foreign currency contracts)	3.4

Net Assets	100.0%

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles International Bond Fund – (continued)

Currency Exposure at March 31, 2012 (Unaudited)

Euro	37.6%
Japanese Yen	29.5
British Pound	11.3
United States Dollar	6.4
Canadian Dollar	2.1
Mexican Peso	2.0
Singapore Dollar	2.0
Norwegian Krone	2.0
Other, less than 2% each	3.7

Total Investments	96.6
Other assets less liabilities (including open forward foreign currency contracts)	3.4

Net Assets	100.0%

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)

Bonds and Notes — 97.8% of Net Assets
	ABS Car Loan — 0.7%
$1,380,000	Ally Master Owner Trust, Series 2011-1, Class A2, 2.150%, 1/15/2016	$1,409,353
298,978	ARI Fleet Lease Trust, Series 2010-A, Class A, 1.692%, 8/15/2018, 144A(b)	299,069
2,000,000	World Omni Auto Receivables Trust, Series 2011-A, Class A3, 1.110%, 5/15/2015	2,009,234

		3,717,656

	ABS Credit Card — 0.6%
985,000	American Express Credit Account Master, Series 2004-2, Class A, 0.412%, 12/15/2016(b)	986,639
2,100,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	2,266,647

		3,253,286

	ABS Home Equity — 0.2%
520,960	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	492,360
368,035	Residential Funding Mortgage Securities II, Series 2002-HI5, Class A7, 5.700%, 1/25/2028(b)	351,222

		843,582

	Collateralized Mortgage Obligations — 17.5%
306,665	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 1.180%, 5/15/2023(b)	316,142
199,686	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 1.320%, 8/15/2023(b)	204,353
1,554,553	Federal Home Loan Mortgage Corp., REMIC, Series 2646, Class FM, 0.642%, 11/15/2032(b)	1,553,970
3,825,000	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019	4,248,301
130,598	Federal Home Loan Mortgage Corp., REMIC, Series 2901, Class UA, 5.000%, 1/15/2030	131,611
6,280,000	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020	6,795,625
6,746,070	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 5.208%, 6/15/2048(b)	6,825,335
219,719	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 1.550%, 9/25/2022(b)	226,353
192,605	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 1.510%, 4/25/2024(b)	197,475
9,882,197	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 4.921%, 8/25/2038(b)(c)	9,972,680
160,602	Federal National Mortgage Association, REMIC, Series G93-19, Class FD, 1.560%, 4/25/2023(b)	164,787
1,705,457	FHLMC, 2.739%, 12/01/2034(b)	1,825,964
2,688,258	FHLMC, 5.001%, 3/01/2038(b)	2,844,863
3,563,139	FHLMC, 5.347%, 11/01/2038(b)	3,832,145

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Collateralized Mortgage Obligations — continued
$6,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.251%, 1/25/2020	$6,643,902
4,305,000	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,654,247
3,535,000	FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.699%, 5/25/2018	3,656,268
700,000	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	711,357
2,590,000	FHLMC Multifamily Structured Pass Through Certificates, Series K706, Class A2, 2.323%, 10/25/2018	2,615,758
7,809,669	FNMA, 2.408%, 7/01/2035(b)	8,318,435
9,403,150	FNMA, 2.465%, 4/01/2037(b)	10,013,815
7,240,106	FNMA, 3.485%, 7/01/2037(b)	7,675,722
2,204,873	FNMA, 3.684%, 9/01/2036(b)	2,330,157
1,113,639	NCUA Guaranteed Notes, Series 2010-A1, Class A, 0.591%, 12/07/2020(b)	1,117,737
1,280,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	1,343,053
1,987,553	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.691%, 10/07/2020(b)	1,990,654
6,588,774	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 0.801%, 12/08/2020(b)	6,613,482

		96,824,191

	Commercial Mortgage-Backed Securities — 14.3%
1,780,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.818%, 4/10/2049(b)	1,958,659
1,500,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	1,691,156
4,645,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	5,003,445
360,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	407,492
1,500,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.885%, 12/10/2049(b)	1,710,675
1,470,000	Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.276%, 12/10/2049(b)	1,701,894
3,200,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	3,500,829
2,625,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	2,840,310
5,270,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	5,736,843

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Commercial Mortgage-Backed Securities — continued
$1,500,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.081%, 7/10/2038(b)	$1,699,156
7,778,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	8,585,870
5,000,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	5,502,100
1,140,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	1,284,341
6,075,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.980%, 8/10/2045(b)	6,741,409
295,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814%, 6/12/2043	333,051
2,785,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	3,096,327
5,000,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	5,540,950
2,000,000	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	2,211,438
1,173,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	1,260,191
5,364,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	5,775,692
5,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 9/12/2049	5,467,750
1,500,000	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 6.076%, 6/11/2049(b)	1,691,811
4,410,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/2048	4,892,432
580,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	626,243

		79,260,064

	Government Guaranteed — 0.4%
2,340,000	US Central Federal Credit Union, (FDIC insured), 1.900%, 10/19/2012	2,361,638

	Government Owned — No Guarantee — 6.0%
6,435,000	Federal Home Loan Mortgage Corp., 1.750%, 6/15/2012	6,455,991
17,970,000	Federal National Mortgage Association, 3.625%, 2/12/2013	18,492,154
8,265,000	Federal National Mortgage Association, 4.750%, 11/19/2012	8,502,007

		33,450,152

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Hybrid ARMs — 23.3%
$3,468,718	FHLMC, 2.377%, 4/01/2036(b)	$3,624,711
3,687,412	FHLMC, 2.420%, 2/01/2036(b)	3,903,956
8,272,061	FHLMC, 2.433%, 2/01/2036(b)	8,748,572
2,801,721	FHLMC, 2.461%, 4/01/2035(b)	2,970,607
1,308,474	FHLMC, 2.496%, 2/01/2035(b)	1,373,446
8,004,368	FHLMC, 2.502%, 5/01/2037(b)	8,566,815
5,613,470	FHLMC, 2.529%, 9/01/2035(b)	5,996,186
4,877,270	FHLMC, 3.224%, 11/01/2036(b)	5,171,993
1,465,368	FHLMC, 3.441%, 4/01/2037(b)	1,559,993
1,127,802	FHLMC, 5.251%, 12/01/2037(b)	1,214,718
4,912,915	FHLMC, 5.472%, 4/01/2037(b)	5,221,099
1,437,760	FHLMC, 5.675%, 9/01/2038(b)	1,542,031
3,135,124	FHLMC, 5.931%, 6/01/2037(b)	3,325,938
4,173,621	FNMA, 2.125%, 7/01/2035(b)	4,416,438
497,848	FNMA, 2.250%, 2/01/2037(b)	529,449
1,587,771	FNMA, 2.294%, 9/01/2034(b)	1,669,338
898,137	FNMA, 2.310%, 12/01/2034(b)	948,139
2,477,014	FNMA, 2.310%, 1/01/2036(b)	2,605,863
5,208,062	FNMA, 2.347%, 8/01/2035(b)	5,502,698
12,797,889	FNMA, 2.390%, 10/01/2034(b)	13,533,087
3,808,845	FNMA, 2.390%, 6/01/2036(b)	4,019,861
2,101,399	FNMA, 2.430%, 8/01/2034(b)	2,239,994
5,017,654	FNMA, 2.432%, 10/01/2033(b)	5,318,537
1,016,120	FNMA, 2.445%, 4/01/2033(b)	1,075,247
3,327,852	FNMA, 2.537%, 6/01/2033(b)	3,504,560
880,730	FNMA, 2.568%, 8/01/2033(b)	931,743
2,759,858	FNMA, 2.903%, 2/01/2047(b)	2,938,909
868,725	FNMA, 3.129%, 8/01/2036(b)	925,148
5,271,090	FNMA, 3.223%, 6/01/2035(b)	5,559,083
6,673,828	FNMA, 5.433%, 6/01/2037(b)	7,059,918
12,316,310	FNMA, 5.779%, 9/01/2037(b)	13,312,486

		129,310,563

	Mortgage Related — 20.6%
12,974,069	FHLMC, 2.434%, 3/01/2037(b)	13,731,438
5,533,799	FHLMC, 4.000%, with various maturities from 2024 to 2025(d)	5,846,700
4,397,637	FHLMC, 4.500%, with various maturities from 2025 to 2034(d)	4,692,339
1,367,174	FHLMC, 5.500%, 10/01/2023	1,479,312
1,750,622	FHLMC, 6.000%, with various maturities from 2019 to 2021(d)	1,898,566
3,244,329	FHLMC, 6.500%, with various maturities from 2014 to 2034(d)	3,640,835
98,289	FHLMC, 7.000%, 2/01/2016	105,415
4,038	FHLMC, 7.500%, with various maturities from 2012 to 2026(d)	4,366
5,801	FHLMC, 8.000%, 9/01/2015	6,271
3,139	FHLMC, 10.000%, 7/01/2019	3,717
78,795	FHLMC, 11.500%, with various maturities from 2015 to 2020(d)	93,019
18,710,894	FNMA, 3.000%, with various maturities from 2026 to 2027(c)(d)	19,405,908
4,966,553	FNMA, 4.000%, with various maturities from 2018 to 2019(d)	5,303,731
6,169,957	FNMA, 4.500%, with various maturities from 2019 to 2025(d)	6,608,909

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)

	Mortgage Related — continued
$10,097,021	FNMA, 5.000%, with various maturities from 2037 to 2038(d)	$10,932,468
2,403,653	FNMA, 5.500%, with various maturities from 2018 to 2033(d)	2,633,215
8,073,605	FNMA, 6.000%, with various maturities from 2017 to 2022(d)	8,751,837
2,228,759	FNMA, 6.500%, with various maturities from 2017 to 2037(d)	2,515,599
36,231	FNMA, 7.000%, 12/01/2022	40,212
255,785	FNMA, 7.500%, with various maturities from 2015 to 2032(d)	302,069
24,637	FNMA, 8.000%, with various maturities from 2015 to 2016(d)	26,585
9,195,000	FNMA (TBA), 3.000%, 4/01/2027(e)	9,518,261
6,175,175	GNMA, 2.071%, 2/20/2061(b)	6,453,058
8,616,228	GNMA, 4.659%, 2/20/2062	9,657,189
54,702	GNMA, 6.000%, 12/15/2031	62,424
198,495	GNMA, 6.500%, 5/15/2031	231,352
225,262	GNMA, 7.000%, 10/15/2028	266,120
1,053	GNMA, 12.500%, 6/15/2014	1,060

		114,211,975

	Treasuries — 14.2%
15,060,000	U.S. Treasury Note, 0.625%, 7/15/2014	15,132,951
17,330,000	U.S. Treasury Note, 1.375%, 9/15/2012	17,424,778
45,445,000	U.S. Treasury Note, 1.750%, 4/15/2013	46,155,078

		78,712,807

	Total Bonds and Notes (Identified Cost $529,045,260)	541,945,914

Short-Term Investments — 3.7%
20,397,124	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $20,397,124 on 4/02/2012 collateralized by $20,500,000 Federal Farm Credit Bank, 1.625% due 12/24/2012 valued at $20,807,500 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $20,397,124)	20,397,124

	Total Investments — 101.5% (Identified Cost $549,442,384)(a)	562,343,038
	Other assets less liabilities — (1.5)%	(8,480,522)

	Net Assets — 100.0%	$553,862,516

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Limited Term Government and Agency Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
At March 31, 2012, the net unrealized appreciation on investments based on a cost of $551,150,060 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$12,887,500
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,694,522)

	Net unrealized appreciation	$11,192,978

(b)	Variable rate security. Rate as of March 31, 2012 is disclosed.
(c)	All or a portion of this security has been designated to cover the Fund’s obligations under open TBA transactions.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Delayed delivery. See Note 2 of Notes to Financial Statements.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of Rule 144A holdings amounted to $299,069 or 0.1% of net assets.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

Industry Summary at March 31, 2012 (Unaudited)

Hybrid ARMs	23.3%
Mortgage Related	20.6
Collateralized Mortgage Obligations	17.5
Commercial Mortgage-Backed Securities	14.3
Treasuries	14.2
Government Owned — No Guarantee	6.0
Other Investments, less than 2% each	1.9
Short-Term Investments	3.7

Total Investments	101.5
Other assets less liabilities	(1.5)

Net Assets	100.0%

See accompanying notes to financial statements.

55  |

Statements of Assets and Liabilities

March 31, 2012 (Unaudited)

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$877,528,337	$134,922,045	$20,796,361	$529,045,260
Repurchase agreement(s) at cost	37,736,788	17,978,729	155,263	20,397,124
Net unrealized appreciation	23,026,844	4,930,776	117,066	12,900,654

Investments at value	938,291,969	157,831,550	21,068,690	562,343,038
Cash	—	20,637	—	—
Foreign currency at value (identified cost $0, $0, $197,191 and $0)	—	—	197,884	—
Receivable for Fund shares sold	5,963,238	1,549,943	36,894	2,163,674
Receivable from investment adviser (Note 6)	—	—	17,434	—
Receivable for securities sold	5,644,530	722,713	552,614	—
Dividends and interest receivable	8,278,910	2,302,842	242,637	2,544,925
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	12,902	6,649	—
Tax reclaims receivable	—	11,871	1,736	—

TOTAL ASSETS	958,178,647	162,452,458	22,124,538	567,051,637

LIABILITIES
Payable for securities purchased	23,212,311	1,092,423	148,907	2,376,054
Payable for delayed delivery securities purchased (Note 2)	—	—	—	9,553,166
Payable for Fund shares redeemed	1,411,396	1,098,115	92,678	539,547
Unrealized depreciation on forward foreign currency contracts (Note 2)	442,955	85,311	7,339	—
Distributions payable	—	—	—	270,524
Management fees payable (Note 6)	295,419	75,839	—	187,152
Deferred Trustees’ fees (Note 6)	241,549	102,672	37,275	229,937
Administrative fees payable (Note 6)	34,774	6,091	865	21,193
Payable to distributor (Note 6d)	5,539	1,450	143	2,329
Other accounts payable and accrued expenses	24,588	55,392	36,872	9,219

TOTAL LIABILITIES	25,668,531	2,517,293	324,079	13,189,121

NET ASSETS	$932,510,116	$159,935,165	$21,800,459	$553,862,516

NET ASSETS CONSIST OF:
Paid-in capital	$900,447,126	$157,226,117	$21,742,748	$543,702,546
Distributions in excess of net investment income	(875,656)	(691,665)	(69,139)	(2,955,811)
Accumulated net realized gain (loss) on investments and foreign currency transactions	10,354,757	(1,454,387)	10,331	215,127
Net unrealized appreciation on investments and foreign currency translations	22,583,889	4,855,100	116,519	12,900,654

NET ASSETS	$932,510,116	$159,935,165	$21,800,459	$553,862,516

See accompanying notes to financial statements.

|  56

Statements of Assets and Liabilities (continued)

March 31, 2012 (Unaudited)

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$341,616,680	$72,075,877	$8,564,871	$298,602,152

Shares of beneficial interest	26,525,273	16,258,034	850,288	25,037,040

Net asset value and redemption price per share	$12.88	$4.43	$10.07	$11.93

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$13.49	$4.64	$10.54	$12.30

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$2,699,965	$658,186	$—	$9,282,022

Shares of beneficial interest	208,854	147,977	—	779,089

Net asset value and offering price per share	$12.93	$4.45	$—	$11.91

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$205,649,913	$16,426,636	$6,296,379	$74,346,338

Shares of beneficial interest	15,961,571	3,696,643	629,494	6,228,596

Net asset value and offering price per share	$12.88	$4.44	$10.00	$11.94

Class Y shares:
Net assets	$382,543,558	$70,774,466	$6,939,209	$171,632,004

Shares of beneficial interest	29,515,526	15,973,084	689,079	14,346,598

Net asset value, offering and redemption price per share	$12.96	$4.43	$10.07	$11.96

See accompanying notes to financial statements.

57  |

Statements of Operations

For the Six Months Ended March 31, 2012 (Unaudited)

	Core Plus Bond Fund	High Income Fund	International Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$15,505,419	$4,674,927	$359,842	$6,402,667
Dividends	100,665	254,021	—	—
Less net foreign taxes withheld	(9,793)	(1,083)	(115)	—

	15,596,291	4,927,865	359,727	6,402,667

Expenses
Management fees (Note 6)	1,385,892	422,418	65,029	1,147,948
Service and distribution fees (Note 6)	1,254,542	164,338	46,737	779,398
Administrative fees (Note 6)	162,547	32,455	4,999	117,929
Trustees’ fees and expenses (Note 6)	2,092	4,465	6,240	1,943
Transfer agent fees and expenses (Note 6)	275,275	97,097	9,512	224,534
Audit and tax services fees	23,923	23,693	24,045	24,028
Custodian fees and expenses	19,688	16,415	23,206	16,220
Legal fees	4,203	987	177	3,632
Registration fees	82,899	56,288	43,280	53,650
Shareholder reporting expenses	28,014	14,046	2,985	25,624
Miscellaneous expenses	9,850	4,864	3,324	9,446

Total expenses	3,248,925	837,066	229,534	2,404,352
Less waiver and/or expense reimbursement (Note 6)	—	(39,101)	(90,673)	(90,533)

Net expenses	3,248,925	797,965	138,861	2,313,819

Net investment income	12,347,366	4,129,900	220,866	4,088,848

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	10,267,092	(1,722,920)	197,514	1,683,241
Foreign currency transactions	1,580,921	301,821	(95,925)	—
Net change in unrealized appreciation (depreciation) on:
Investments	10,127,014	14,606,720	132,407	3,054,248
Foreign currency translations	(1,038,504)	(278,463)	212,330	—

Net realized and unrealized gain on investments and foreign currency transactions	20,936,523	12,907,158	446,326	4,737,489

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,283,889	$17,037,058	$667,192	$8,826,337

See accompanying notes to financial statements.

|  58

Statements of Changes in Net Assets

	Core Plus Bond Fund		High Income Fund
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$12,347,366	$15,808,339	$4,129,900	$ 9,114,367
Net realized gain (loss) on investments and foreign currency transactions	11,848,013	12,668,941	(1,421,099)	13,134,551
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	9,088,510	(13,172,679)	14,328,257	(24,069,928)

Net increase (decrease) in net assets resulting from operations	33,283,889	15,304,601	17,037,058	(1,821,010)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(6,421,055)	(9,722,337)	(2,615,077)	(4,818,304)
Class B	(50,423)	(140,826)	(25,252)	(55,282)
Class C	(2,954,951)	(4,743,579)	(598,345)	(1,092,134)
Class Y	(4,949,323)	(3,422,261)	(2,515,029)	(4,173,442)
Net realized capital gains
Class A	(4,420,850)	—	(5,086,896)	—
Class B	(45,406)	—	(56,566)	—
Class C	(2,475,931)	—	(1,334,655)	—
Class Y	(2,888,998)	—	(4,826,965)	—

Total distributions	(24,206,937)	(18,029,003)	(17,058,785)	(10,139,162)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	401,530,548	112,969,587	45,511,583	(32,012,862)

Net increase (decrease) in net assets	410,607,500	110,245,185	45,489,856	(43,973,034)
NET ASSETS
Beginning of the period	521,902,616	411,657,431	114,445,309	158,418,343

End of the period	$932,510,116	$521,902,616	$159,935,165	$114,445,309

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(875,656)	$1,152,730	$(691,665)	$ 932,138

See accompanying notes to financial statements.

59  |

Statements of Changes in Net Assets (continued)

	International Bond Fund		Limited Term Government and Agency Fund
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$220,866	$554,267	$4,088,848	$5,442,750
Net realized gain on investments and foreign currency transactions	101,589	2,521,734	1,683,241	3,687,939
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	344,737	(2,686,191)	3,054,248	(2,532,547)

Net increase in net assets resulting from operations	667,192	389,810	8,826,337	6,598,142

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(710,644)	(571,142)	(3,820,407)	(5,000,378)
Class B	—	—	(96,521)	(124,663)
Class C	(525,103)	(182,583)	(684,213)	(990,378)
Class Y	(306,789)	(143,686)	(1,939,290)	(2,328,759)
Net realized capital gains
Class A	(306,969)	(229,358)	(98,584)	(1,500,749)
Class B	—	—	(3,508)	(29,955)
Class C	(237,383)	(79,673)	(24,502)	(583,534)
Class Y	(116,763)	(24,156)	(43,423)	(770,404)

Total distributions	(2,203,651)	(1,230,598)	(6,710,448)	(11,328,820)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(945,619)	(8,686,919)	47,447,096	168,885,860

Net increase (decrease) in net assets	(2,482,078)	(9,527,707)	49,562,985	164,155,182
NET ASSETS
Beginning of the period	24,282,537	33,810,244	504,299,531	340,144,349

End of the period	$21,800,459	$24,282,537	$553,862,516	$504,299,531

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(69,139)	$1,252,531	$(2,955,811)	$(504,228)

See accompanying notes to financial statements.

|  60

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
CORE PLUS BOND FUND
Class A
3/31/2012(h)	$12.71	$0.23	$0.40		$0.63	$(0.27)	$(0.19)	$(0.46)
9/30/2011	12.75	0.52	0.03	(i)	0.55	(0.59)	—	(0.59)
9/30/2010	11.91	0.54	0.91		1.45	(0.61)	—	(0.61)
9/30/2009	10.54	0.59	1.44		2.03	(0.66)	—	(0.66)
9/30/2008	11.31	0.55	(0.71)		(0.16)	(0.61)	—	(0.61)
9/30/2007	11.23	0.50	0.14		0.64	(0.56)	—	(0.56)
Class B
3/31/2012(h)	12.75	0.18	0.41		0.59	(0.22)	(0.19)	(0.41)
9/30/2011	12.79	0.42	0.03	(i)	0.45	(0.49)	—	(0.49)
9/30/2010	11.95	0.44	0.92		1.36	(0.52)	—	(0.52)
9/30/2009	10.57	0.50	1.45		1.95	(0.57)	—	(0.57)
9/30/2008	11.31	0.44	(0.67)		(0.23)	(0.51)	—	(0.51)
9/30/2007	11.24	0.41	0.13		0.54	(0.47)	—	(0.47)
Class C
3/31/2012(h)	12.71	0.18	0.41		0.59	(0.23)	(0.19)	(0.42)
9/30/2011	12.76	0.42	0.02	(i)	0.44	(0.49)	—	(0.49)
9/30/2010	11.92	0.45	0.91		1.36	(0.52)	—	(0.52)
9/30/2009	10.55	0.51	1.44		1.95	(0.58)	—	(0.58)
9/30/2008	11.32	0.47	(0.71)		(0.24)	(0.53)	—	(0.53)
9/30/2007	11.25	0.41	0.13		0.54	(0.47)	—	(0.47)
Class Y
3/31/2012(h)	12.78	0.25	0.41		0.66	(0.29)	(0.19)	(0.48)
9/30/2011	12.82	0.55	0.03	(i)	0.58	(0.62)	—	(0.62)
9/30/2010	11.97	0.57	0.92		1.49	(0.64)	—	(0.64)
9/30/2009	10.60	0.62	1.44		2.06	(0.69)	—	(0.69)
9/30/2008	11.36	0.58	(0.70)		(0.12)	(0.64)	—	(0.64)
9/30/2007	11.29	0.54	0.13		0.67	(0.60)	—	(0.60)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(f)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

61  |

				Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)	Gross expenses (%) (g)	Net investment income (%) (g)	Portfolio turnover rate (%)

$—	$12.88	5.05	$341,617	0.81	0.81	3.60	39
—	12.71	4.42	237,759	0.87	0.87	4.07	86
—	12.75	12.55	214,723	0.90	0.90	4.41	87
—	11.91	20.07	140,779	0.90	0.97	5.43	102
0.00	10.54	(1.61)	115,873	0.93	1.04	4.86	82
0.00	11.31	5.70	105,780	1.04	1.09	4.41	69

—	12.93	4.73	2,700	1.56	1.56	2.87	39
—	12.75	3.60	3,092	1.62	1.62	3.32	86
—	12.79	11.64	4,490	1.65	1.65	3.64	87
—	11.95	19.19	7,028	1.65	1.72	4.66	102
0.00	10.57	(2.21)	10,481	1.70	1.80	3.92	82
0.00	11.31	4.90	87,101	1.79	1.85	3.64	69

—	12.88	4.68	205,650	1.56	1.56	2.86	39
—	12.71	3.56	137,836	1.62	1.62	3.32	86
—	12.76	11.71	123,123	1.65	1.65	3.66	87
—	11.92	19.20	77,081	1.65	1.72	4.69	102
0.00	10.55	(2.32)	26,698	1.68	1.79	4.17	82
0.00	11.32	4.91	12,690	1.78	1.82	3.66	69

—	12.96	5.22	382,544	0.57	0.57	3.85	39
—	12.78	4.65	143,215	0.62	0.62	4.31	86
—	12.82	12.85	69,322	0.65	0.65	4.66	87
—	11.97	20.37	34,394	0.65	0.68	5.67	102
0.00	10.60	(1.36)	20,407	0.68	0.75	5.14	82
0.00	11.36	6.06	15,946	0.70	0.75	4.75	69

(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	For the six months ended March 31, 2012 (Unaudited).
(i)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
HIGH INCOME FUND
Class A
3/31/2012(g)	$4.46	$0.13	$0.41	$0.54	$(0.18)	$(0.39)	$(0.57)
9/30/2011	4.91	0.28	(0.42)	(0.14)	(0.31)	—	(0.31)
9/30/2010	4.49	0.32	0.42	0.74	(0.32)	—	(0.32)
9/30/2009	4.24	0.34	0.24	0.58	(0.33)	—	(0.33)
9/30/2008	5.12	0.34	(0.87)	(0.53)	(0.35)	—	(0.35)
9/30/2007	5.09	0.33	0.08	0.41	(0.38)	—	(0.38)
Class B
3/31/2012(g)	4.47	0.11	0.43	0.54	(0.17)	(0.39)	(0.56)
9/30/2011	4.92	0.25	(0.43)	(0.18)	(0.27)	—	(0.27)
9/30/2010	4.50	0.28	0.42	0.70	(0.28)	—	(0.28)
9/30/2009	4.25	0.31	0.25	0.56	(0.31)	—	(0.31)
9/30/2008	5.13	0.30	(0.87)	(0.57)	(0.31)	—	(0.31)
9/30/2007	5.10	0.29	0.07	0.36	(0.33)	—	(0.33)
Class C
3/31/2012(g)	4.47	0.11	0.42	0.53	(0.17)	(0.39)	(0.56)
9/30/2011	4.92	0.25	(0.43)	(0.18)	(0.27)	—	(0.27)
9/30/2010	4.50	0.28	0.43	0.71	(0.29)	—	(0.29)
9/30/2009	4.24	0.31	0.26	0.57	(0.31)	—	(0.31)
9/30/2008	5.12	0.31	(0.87)	(0.56)	(0.32)	—	(0.32)
9/30/2007	5.09	0.29	0.07	0.36	(0.33)	—	(0.33)
Class Y
3/31/2012(g)	4.46	0.13	0.42	0.55	(0.19)	(0.39)	(0.58)
9/30/2011	4.90	0.29	(0.41)	(0.12)	(0.32)	—	(0.32)
9/30/2010	4.49	0.33	0.41	0.74	(0.33)	—	(0.33)
9/30/2009	4.24	0.34	0.25	0.59	(0.34)	—	(0.34)
9/30/2008*	4.87	0.22	(0.65)	(0.43)	(0.21)	—	(0.21)

*	From commencement of Class operations on February 29, 2008 through September 30, 2008.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

63  |

					Ratios to Average Net Assets:
Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$—		$4.43	13.49	$72,076	1.15		1.20		5.82	19
—		4.46	(3.30)	59,907	1.15	(h)	1.15	(h)	5.60	67
—		4.91	17.05	68,011	1.15		1.20		6.72	56
0.00	(i)	4.49	15.97	59,944	1.15		1.28		8.82	30
0.00		4.24	(10.98)	38,577	1.15		1.40		7.01	27
0.00		5.12	8.10	32,603	1.18		1.43		6.40	41

—		4.45	13.30	658	1.90		1.95		5.07	19
—		4.47	(4.04)	738	1.90	(h)	1.90	(h)	4.90	67
—		4.92	16.13	1,209	1.90		1.94		6.00	56
0.00	(i)	4.50	15.06	1,569	1.90		2.06		8.32	30
0.00		4.25	(11.64)	2,267	1.90		2.15		6.15	27
0.00		5.13	7.21	4,201	1.94		2.18		5.63	41

—		4.44	13.06	16,427	1.90		1.95		5.08	19
—		4.47	(4.02)	15,790	1.90	(h)	1.90	(h)	4.89	67
—		4.92	16.15	19,312	1.90		1.95		5.97	56
0.00	(i)	4.50	15.37	17,827	1.90		2.03		8.09	30
0.00		4.24	(11.62)	9,945	1.90		2.15		6.32	27
0.00		5.12	7.22	5,275	1.93		2.17		5.63	41

—		4.43	13.63	70,774	0.90		0.96		6.14	19
—		4.46	(2.86)	38,011	0.90	(h)	0.90	(h)	5.86	67
—		4.90	17.11	69,887	0.90		0.93		7.02	56
0.00	(i)	4.49	16.29	105,713	0.90		0.92		8.32	30
0.01		4.24	(9.10)	3,833	0.90		1.15		8.03	27

(g)	For the six months ended March 31, 2012 (Unaudited).
(h)	Includes fee/expense recovery of 0.01%.
(i)	Effective June 1, 2009, redemption fees were eliminated.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
INTERNATIONAL BOND FUND
Class A
3/31/2012(g)	$10.94	$0.12	$0.24		$0.36	$(0.86)	$(0.37)	$(1.23)
9/30/2011	11.17	0.25	0.06	(h)	0.31	(0.40)	(0.14)	(0.54)
9/30/2010	10.84	0.22	0.48		0.70	(0.29)	(0.08)	(0.37)
9/30/2009	9.19	0.32	1.53		1.85	(0.20)	—	(0.20)
9/30/2008(i)	10.00	0.17	(0.79)		(0.62)	(0.19)	—	(0.19)
Class C
3/31/2012(g)	10.87	0.08	0.24		0.32	(0.82)	(0.37)	(1.19)
9/30/2011	11.11	0.17	0.05	(h)	0.22	(0.32)	(0.14)	(0.46)
9/30/2010	10.82	0.15	0.46		0.61	(0.24)	(0.08)	(0.32)
9/30/2009	9.18	0.24	1.53		1.77	(0.13)	—	(0.13)
9/30/2008(i)	10.00	0.13	(0.81)		(0.68)	(0.15)	—	(0.15)
Class Y
3/31/2012(g)	10.93	0.13	0.25		0.38	(0.87)	(0.37)	(1.24)
9/30/2011	11.16	0.28	0.06	(h)	0.34	(0.43)	(0.14)	(0.57)
9/30/2010	10.82	0.25	0.47		0.72	(0.30)	(0.08)	(0.38)
9/30/2009	9.18	0.33	1.53		1.86	(0.22)	—	(0.22)
9/30/2008(i)	10.00	0.18	(0.81)		(0.63)	(0.20)	—	(0.20)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended March 31, 2012 (Unaudited).
(h)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(i)	From commencement of operations on February 1, 2008 through September 30, 2008.
(j)	Effective June 2, 2008, redemption fees were eliminated.

See accompanying notes to financial statements.

65  |

					Ratios to Average Net Assets:
Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$—		$10.07	3.77	$8,565	1.10	1.93	2.25	69
—		10.94	2.70	10,927	1.10	1.64	2.26	136
—		11.17	6.66	18,758	1.10	1.49	2.14	128
—		10.84	20.41	8,479	1.10	2.11	3.29	91
0.00	(j)	9.19	(6.37)	1,953	1.10	2.95	2.66	60

—		10.00	3.41	6,296	1.85	2.68	1.48	69
—		10.87	1.87	7,503	1.85	2.40	1.52	136
—		11.11	5.86	6,145	1.85	2.24	1.40	128
—		10.82	19.58	2,955	1.85	2.93	2.56	91
0.01	(j)	9.18	(6.95)	683	1.85	3.70	1.92	60

—		10.07	3.89	6,939	0.85	1.71	2.41	69
—		10.93	3.06	5,852	0.85	1.36	2.47	136
—		11.16	6.92	8,908	0.85	1.23	2.41	128
—		10.82	20.73	13,049	0.85	1.92	3.53	91
0.01	(j)	9.18	(6.39)	9,981	0.85	2.48	2.74	60

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains (b)	Total distributions
LIMITED TERM GOVERNMENT AND AGENCY FUND
Class A
3/31/2012(g)	$11.87	$0.10	$0.12	$0.22	$(0.16)	$(0.00)	$(0.16)
9/30/2011	12.02	0.17	0.03	0.20	(0.26)	(0.09)	(0.35)
9/30/2010	11.60	0.20	0.49	0.69	(0.27)	—	(0.27)
9/30/2009	10.98	0.35	0.63	0.98	(0.36)	—	(0.36)
9/30/2008	11.00	0.45	0.02	0.47	(0.49)	—	(0.49)
9/30/2007	11.00	0.45	0.03	0.48	(0.48)	—	(0.48)
Class B
3/31/2012(g)	11.86	0.05	0.12	0.17	(0.12)	(0.00)	(0.12)
9/30/2011	12.00	0.09	0.03	0.12	(0.17)	(0.09)	(0.26)
9/30/2010	11.59	0.12	0.47	0.59	(0.18)	—	(0.18)
9/30/2009	10.97	0.26	0.63	0.89	(0.27)	—	(0.27)
9/30/2008	10.99	0.36	0.02	0.38	(0.40)	—	(0.40)
9/30/2007	10.98	0.37	0.03	0.40	(0.39)	—	(0.39)
Class C
3/31/2012(g)	11.88	0.05	0.13	0.18	(0.12)	(0.00)	(0.12)
9/30/2011	12.03	0.08	0.03	0.11	(0.17)	(0.09)	(0.26)
9/30/2010	11.61	0.12	0.48	0.60	(0.18)	—	(0.18)
9/30/2009	10.99	0.26	0.63	0.89	(0.27)	—	(0.27)
9/30/2008	11.00	0.36	0.03	0.39	(0.40)	—	(0.40)
9/30/2007	10.99	0.37	0.03	0.40	(0.39)	—	(0.39)
Class Y
3/31/2012(g)	11.91	0.11	0.12	0.23	(0.18)	(0.00)	(0.18)
9/30/2011	12.05	0.20	0.04	0.24	(0.29)	(0.09)	(0.38)
9/30/2010	11.64	0.23	0.48	0.71	(0.30)	—	(0.30)
9/30/2009	11.01	0.39	0.63	1.02	(0.39)	—	(0.39)
9/30/2008	11.03	0.47	0.02	0.49	(0.51)	—	(0.51)
9/30/2007	11.03	0.49	0.03	0.52	(0.52)	—	(0.52)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended March 31, 2012 (Unaudited).

See accompanying notes to financial statements.

67  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$11.93	1.87	$298,602	0.85	0.89	1.66	34
11.87	1.71	293,675	0.85	0.92	1.44	66
12.02	6.03	164,265	0.89	0.97	1.73	89
11.60	9.05	118,619	0.90	0.99	3.10	77
10.98	4.29	105,047	0.92	1.07	4.04	52
11.00	4.46	108,536	0.99	1.10	4.13	45

11.91	1.40	9,282	1.60	1.64	0.91	34
11.86	1.04	10,976	1.60	1.68	0.72	66
12.00	5.16	4,049	1.64	1.72	1.00	89
11.59	8.24	4,442	1.65	1.74	2.32	77
10.97	3.52	4,532	1.67	1.82	3.29	52
10.99	3.72	6,787	1.74	1.85	3.37	45

11.94	1.49	74,346	1.60	1.64	0.92	34
11.88	0.96	68,776	1.60	1.67	0.68	66
12.03	5.24	75,984	1.64	1.72	0.98	89
11.61	8.24	50,973	1.65	1.74	2.32	77
10.99	3.62	22,711	1.66	1.83	3.29	52
11.00	3.62	5,261	1.74	1.85	3.38	45

11.96	1.91	171,632	0.60	0.63	1.89	34
11.91	2.05	130,874	0.60	0.67	1.68	66
12.05	6.20	95,847	0.63	0.71	1.94	89
11.64	9.40	28,004	0.65	0.72	3.42	77
11.01	4.55	6,577	0.67	0.72	4.28	52
11.03	4.79	4,201	0.71	0.75	4.43	45

See accompanying notes to financial statements.

|  68

Notes to Financial Statements

March 31, 2012 (Unaudited)

1.  Organization.  Natixis Funds Trust I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Bond Fund (the “International Bond Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company, except for International Bond Fund, which is a non-diversified investment company.

Effective January 1, 2012, the name of the Funds’ administrator changed from Natixis Asset Management Advisors, L.P. to NGAM Advisors, L.P. (“NGAM Advisors”) and the name of the Funds’ distributor changed from Natixis Distributors, L.P. to NGAM Distribution, L.P. (“NGAM Distribution”).

The Funds each offer Class A, Class C and Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares of all Funds except Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

69  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service does not price a security or where an independent pricing service is unable to provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Credit default swap agreements are valued based on mid

|  70

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

prices supplied by an independent pricing service, if available, or quotations obtained from broker-dealers. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results

71  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuations. A contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Swap Agreements.  Each Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the

|  72

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of credit default swaps are not recorded in the financial statements. Credit default swaps are marked-to-market daily. Fluctuations in the value of credit default swaps are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Operations as realized gain or loss when received or paid. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding credit default swaps by segregating or earmarking liquid assets or cash.

There were no credit default swaps held by the Funds during the six months ended March 31, 2012.

f.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of March 31, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist

73  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, contingent payment debt instruments, preferred securities adjustments, premium amortization, defaulted bond adjustments, paydown gains and losses, deferred Trustees’ fees, return of capital dividend received and distribution redesignations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, forward foreign currency contract mark to market, dividends payable, return of capital dividend received, preferred securities adjustments, contingent payment debt instruments and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2011 was as follows:

	2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$18,029,003	$—	$18,029,003
High Income Fund	10,139,162	—	10,139,162
International Bond Fund	1,028,434	202,164	1,230,598
Limited Term Government and Agency Fund	10,215,010	1,113,810	11,328,820

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years.

|  74

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

Additionally, capital losses realized in taxable years beginning after the effective date of the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

h.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Delayed Delivery Commitments.  The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment. No interest accrues to each Fund until the transaction settles.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

j.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above,

75  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the six months ended March 31, 2012, none of the Funds had loaned securities under this agreement.

k.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2  –  prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3  –   prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

|  76

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2012, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$898,380,343	$—	$898,380,343
Preferred Stocks
Non-Captive Consumer	252,083	—	—	252,083
Non-Captive Diversified	1,479,549	443,206	—	1,922,755

Total Preferred Stocks	1,731,632	443,206	—	2,174,838

Short-Term Investments	—	37,736,788	—	37,736,788

Total	$1,731,632	$936,560,337	$—	$938,291,969

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$ (442,955)	$—	$ (442,955)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Chemicals	$—	$2,326,200	$292,000	$2,618,200
All Other Non-Convertible Bonds(a)	—	107,086,266	—	107,086,266

Total Non-Convertible Bonds	—	109,412,466	292,000	109,704,466

Convertible Bonds(a)	—	17,232,581	—	17,232,581

Total Bonds and Notes	—	126,645,047	292,000	126,937,047

Senior Loans(a)	—	619,851	—	619,851
Preferred Stocks
Convertible Preferred Stocks
Construction Machinery	—	119,364	—	119,364
Consumer Products	—	2,604,184	—	2,604,184
All Other Convertible Preferred Stocks(a)	2,805,384	—	—	2,805,384

Total Convertible Preferred Stocks	2,805,384	2,723,548	—	5,528,932

Non-Convertible Preferred Stocks(a)	1,709,635	783,108	—	2,492,743

Total Preferred Stocks	4,515,019	3,506,656	—	8,021,675

Common Stocks(a)	4,139,326	—	—	4,139,326
Warrants(b)	—	—	—	—
Short-Term Investments	—	18,113,651	—	18,113,651

Total Investments	8,654,345	148,885,205	292,000	157,831,550

Forward Foreign Currency Contracts (unrealized appreciation)	—	12,902	—	12,902

Total	$8,654,345	$148,898,107	$292,000	$157,844,452

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(85,311)	$—	$ (85,311)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued at zero using Level 2 inputs.

|  78

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

A preferred stock valued at $140,000 was transferred from Level 1 to Level 2 during the period ended March 31, 2012. At September 30, 2011, this security was valued at market price in accordance with the Fund’s valuation policy; at March 31, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized as of the beginning of the reporting period.

International Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Panama	$—	$—	$149,813	$149,813
All Other Bonds and Notes(a)	—	20,763,614	—	20,763,614

Total Bonds and Notes	—	20,763,614	149,813	20,913,427

Short-Term Investments	—	155,263	—	155,263

Total Investments	—	20,918,877	149,813	21,068,690

Forward Foreign Currency Contracts (unrealized appreciation)	—	6,649	—	6,649

Total	$—	$20,925,526	$149,813	$21,075,339

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$ (7,339)	$—	$ (7,339)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended March 31, 2012, there were no transfers between Levels 1, 2 and 3.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$541,945,914	$—	$541,945,914
Short-Term Investments	—	20,397,124	—	20,397,124

Total	$—	$562,343,038	$—	$562,343,038

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

79  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

For the six months ended March 31, 2012, there were no transfers between Levels 1, 2 and 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of March 31, 2012:

Core Plus Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Preferred Stocks
Non-Captive Diversified	$319,200	$—	$—	$—	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2012
Preferred Stocks
Non-Captive Diversified	$—	$—	$(319,200)	$—	$—

A preferred stock valued at $319,200 was transferred from Level 3 to Level 2 during the period ended March 31, 2012. At September 30, 2011, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service either was unable to price the security or did not provide a reliable price for the security; at March 31, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service.

All transfers are recognized as of the beginning of the reporting period.

|  80

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Chemicals	$—	$3,955	$—	$(208,355)	$—
Consumer Cyclical Services	843,525	—	—	—	—
Treasuries	27,508	715	(34,823)	22,081	—

Total	$871,033	$4,670	$(34,823)	$(186,274)	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2012
Bonds and Notes
Non-Convertible Bonds
Chemicals	$—	$496,400	$—	$292,000	$(208,355)
Consumer Cyclical Services	—	—	(843,525)	—	—
Treasuries	(15,481)	—	—	—	—

Total	$(15,481)	$496,400	$(843,525)	$292,000	$(208,355)

A debt security valued at $496,400 was transferred from Level 2 to Level 3 during the period ended March 31, 2012. At September 30, 2011, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service; at March 31, 2012, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service either was unable to price the security or did not provide a reliable price for the security and broker-dealer bid quotations could not be obtained due to the security being illiquid.

A debt security valued at $843,525 was transferred from Level 3 to Level 2 during the period ended March 31, 2012. At September 30, 2011, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an

81  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

independent pricing service either was unable to price the security or did not provide a reliable price for the security; at March 31, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service.

All transfers are recognized as of the beginning of the reporting period.

International Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Panama	$—	$—	$—	$906	$148,907
Supranationals	118,679	67	(16,300)	7,247	—

Total	$118,679	$67	$(16,300)	$8,153	$148,907

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2012
Bonds and Notes
Non-Convertible Bonds
Panama	$—	$—	$—	$149,813	$906
Supranationals	(109,693)	—	—	—	—

Total	$(109,693)	$—	$—	$149,813	$906

In May 2011, Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” was issued and is effective for interim and annual periods beginning after December 15, 2011. The ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement.

|  82

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

Notwithstanding the projected regulatory implementation date of June 30, 2012 for the Fund, Management has already implemented disclosure of all transfers between Level 1 and Level 2, and the reasons for the transfers. Management is currently evaluating the impact, if any, the Level 3 disclosures may have on the Fund’s financial statements.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that certain Funds used during the period include forward foreign currency contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the six months ended March 31, 2012, High Income Fund and Core Plus Bond Fund engaged in forward foreign currency transactions for hedging purposes. During the same period, International Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

Each Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of March 31, 2012, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
Core Plus Bond Fund	Credit Suisse	$(442,955)	$310,234
High Income Fund	Barclays	(72,409)	—
International Bond Fund	Barclays	(5,445)	—
	Credit Suisse	(231)	—
	JPMorgan Chase	(102)	—

Forward foreign currency contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. Certain Funds have mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. The maximum amount of loss that the Funds would incur if counterparties failed to meet

83  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

their obligations and the amount of loss that the Funds would incur after taking into account master netting arrangements, are as follows as of March 31, 2012:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss – Net
Core Plus Bond Fund	$—	$—
High Income Fund	12,902	—
International Bond Fund	6,649	5,088

Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized. In addition to collateral requirements, the Funds also require counterparties to meet minimum credit quality requirements.

The following is a summary of derivative instruments for Core Plus Bond Fund as of March 31, 2012:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Liabilities
Unrealized depreciation on forward foreign currency contracts	$(442,955)

Transactions in derivative instruments for Core Plus Bond Fund during the six months ended March 31, 2012, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$1,634,055
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(1,071,745)

*	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for High Income Fund as of March 31, 2012:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$12,902
Liabilities
Unrealized depreciation on forward foreign currency contracts	(85,311)

|  84

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

Transactions in derivative instruments for High Income Fund during the six months ended March 31, 2012, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$322,493
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(304,664)

*	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for International Bond Fund as of March 31, 2012:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$6,649
Liabilities
Unrealized depreciation on forward foreign currency contracts	(7,339)

Transactions in derivative instruments for International Bond Fund during the six months ended March 31, 2012, were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$(79,417)
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	190,915

*	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

85  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

The volume of forwards activity, as a percentage of net assets, for Core Plus Bond Fund, High Income Fund and International Bond Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the six months ended March 31, 2012:

Core Plus Bond Fund	Forwards
Average Notional Amount Outstanding	4.52%
Highest Notional Amount Outstanding	5.78%
Lowest Notional Amount Outstanding	2.92%
Notional Amount Outstanding as of March 31, 2012	2.92%

High Income Fund	Forwards
Average Notional Amount Outstanding	2.75%
Highest Notional Amount Outstanding	3.34%
Lowest Notional Amount Outstanding	2.29%
Notional Amount Outstanding as of March 31, 2012	3.34%

International Bond Fund	Forwards
Average Notional Amount Outstanding	24.15%
Highest Notional Amount Outstanding	39.39%
Lowest Notional Amount Outstanding	10.55%
Notional Amount Outstanding as of March 31, 2012	10.55%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

5.  Purchases and Sales of Securities.  For the six months ended March 31, 2012, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$353,792,297	$112,005,701	$288,875,587	$155,713,258
High Income Fund	—	—	43,576,227	24,384,645
International Bond Fund	2,635,641	2,634,708	11,890,894	14,862,506
Limited Term Government and Agency Fund	213,936,932	141,834,081	7,842,846	32,428,792

|  86

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $150 million	Over $250 million
Core Plus Bond Fund	0.2500%	0.1875%	0.1875%
High Income Fund	0.6000%	0.6000%	0.6000%
International Bond Fund	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.5000%	0.5000%	0.4000%

NGAM Advisors serves as the advisory administrator to Core Plus Bond Fund. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Over $100 million
Core Plus Bond Fund	0.2500%	0.1875%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2013 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

87  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

For the six months ended March 31, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Core Plus Bond Fund	0.90%	1.65%	1.65%	0.65%
High Income Fund	1.15%	1.90%	1.90%	0.90%
International Bond Fund	1.10%	—	1.85%	0.85%
Limited Term Government and Agency Fund	0.85%	1.60%	1.60%	0.60%

Loomis Sayles and NGAM Advisors have agreed to equally bear the waivers and/or expense reimbursements for Core Plus Bond Fund.

Loomis Sayles (and NGAM Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended March 31, 2012, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Core Plus Bond Fund	$692,946	$—	$692,946	0.196%	0.196%
High Income Fund	422,418	39,101	383,317	0.600%	0.544%
International Bond Fund	65,029	65,029	—	0.600%	—
Limited Term Government and Agency Fund	1,147,948	90,533	1,057,415	0.449%	0.413%

[1]	Management fee waivers are subject to possible recovery until September 30, 2013.

For the six months ended March 31, 2012, the advisory administration fees for Core Plus Bond Fund were as follows:

Advisory Administration Fee	Percentage of Average Daily Net Assets
$692,946	0.196%

|  88

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

For the six months ended March 31, 2012, expenses have been reimbursed as follows:

Fund	Reimbursement [2]
International Bond Fund	$25,644

[2]	Expense reimbursements are subject to possible recovery until September 30, 2013.

No expenses were recovered for any of the Funds during the six months ended March 31, 2012 under the terms of the expense agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

89  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

For the six months ended March 31, 2012, the Funds paid the following service and distribution fees:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Core Plus Bond Fund	$387,234	$3,722	$213,105	$11,166	$639,315
High Income Fund	81,248	854	19,919	2,560	59,757
International Bond Fund	11,452	—	8,821	—	26,464
Limited Term Government and Agency Fund	365,255	12,799	90,736	38,398	272,210

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the six months ended March 31, 2012, each Fund paid the following administrative fees to NGAM Advisors:

Fund	Administrative Fees
Core Plus Bond Fund	$162,547
High Income Fund	32,455
International Bond Fund	4,999
Limited Term Government and Agency Fund	117,929

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally are a percentage of the value of shares held) not to exceed what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of being held through the intermediaries.

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Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

For the six months ended March 31, 2012, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$224,808
High Income Fund	61,491
International Bond Fund	6,215
Limited Term Government and Agency Fund	94,737

As of March 31, 2012, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

Fund	Reimbursements of Sub-Transfer Agent Fees
Core Plus Bond Fund	$5,539
High Income Fund	1,450
International Bond Fund	143
Limited Term Government and Agency Fund	2,329

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the six months ended March 31, 2012 were as follows:

Fund	Commissions
Core Plus Bond Fund	$729,845
High Income Fund	39,789
International Bond Fund	14,821
Limited Term Government and Agency Fund	124,409

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is

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Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2012, the Chairperson of the Board received a retainer fee at the annual rate of $250,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $80,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  At March 31, 2012, the Loomis Sayles Employees’ Profit Sharing Retirement Plan, (“Retirement Plan”) held shares of beneficial interest in the Funds representing the following percentage of net assets:

Fund	Retirement Plan
International Bond Fund	0.63%
Limited Term Government and Agency Fund	0.07%

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Effective April 19, 2012, the commitment fee will be 0.10% per annum.

For the six months ended March 31, 2012, none of the Funds had borrowings under these agreements.

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Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

8.  Concentration of Risk.  International Bond Fund is a non-diversified fund. Compared with diversified mutual funds, International Bond Fund may invest a greater percentage of its assets in a particular country. Therefore, International Bond Fund’s returns could be significantly affected by the performance of any one of the small number of countries in its portfolio.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

9.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Core Plus Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	15,794,444	$202,317,791	7,870,741	$100,254,532
Issued in connection with the reinvestment of distributions	666,545	8,471,001	562,968	7,131,144
Redeemed	(8,648,942)	(111,059,722)	(6,563,842)	(83,095,094)

Net change	7,812,047	$99,729,070	1,869,867	$24,290,582

Class B
Issued from the sale of shares	15,535	$198,392	26,416	$338,841
Issued in connection with the reinvestment of distributions	5,936	75,623	8,589	109,089
Redeemed	(55,096)	(710,506)	(143,488)	(1,828,591)

Net change	(33,625)	$(436,491)	(108,483)	$(1,380,661)

Class C
Issued from the sale of shares	6,120,971	$78,524,283	3,812,615	$48,580,295
Issued in connection with the reinvestment of distributions	203,162	2,581,708	149,316	1,892,845
Redeemed	(1,204,764)	(15,477,919)	(2,772,280)	(35,095,298)

Net change	5,119,369	$65,628,072	1,189,651	$15,377,842

Class Y
Issued from the sale of shares	20,915,958	$270,306,600	9,029,915	$116,089,119
Issued in connection with the reinvestment of distributions	399,662	5,116,121	140,385	1,792,593
Redeemed	(3,004,670)	(38,812,824)	(3,372,809)	(43,199,888)

Net change	18,310,950	$236,609,897	5,797,491	$74,681,824

Increase (decrease) from capital share transactions	31,208,741	$401,530,548	8,748,526	$112,969,587

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Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

9. Capital Shares (continued).

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	5,418,774	$23,593,079	18,914,773	$95,991,464
Issued in connection with the reinvestment of distributions	1,708,188	7,025,856	752,698	3,747,490
Redeemed	(4,310,089)	(18,908,838)	(20,080,912)	(101,121,007)

Net change	2,816,873	$11,710,097	(413,441)	$(1,382,053)

Class B
Issued from the sale of shares	1,287	$5,679	7,798	$39,272
Issued in connection with the reinvestment of distributions	17,341	71,321	8,794	43,828
Redeemed	(35,716)	(158,914)	(97,228)	(487,971)

Net change	(17,088)	$(81,914)	(80,636)	$(404,871)

Class C
Issued from the sale of shares	365,486	$1,573,855	1,268,510	$6,372,692
Issued in connection with the reinvestment of distributions	360,050	1,480,431	130,779	650,658
Redeemed	(563,832)	(2,445,033)	(1,792,125)	(8,989,058)

Net change	161,704	$609,253	(392,836)	$(1,965,708)

Class Y
Issued from the sale of shares	12,992,160	$58,311,318	15,208,663	$76,115,275
Issued in connection with the reinvestment of distributions	1,106,030	4,558,740	718,068	3,585,069
Redeemed	(6,655,295)	(29,595,911)	(21,646,978)	(107,960,574)

Net change	7,442,895	$33,274,147	(5,720,247)	$(28,260,230)

Increase (decrease) from capital share transactions	10,404,384	$45,511,583	(6,607,160)	$(32,012,862)

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Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

9. Capital Shares (continued).

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
International Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	118,273	$1,235,673	1,211,150	$13,782,950
Issued in connection with the reinvestment of distributions	83,013	821,454	59,092	637,499
Redeemed	(350,113)	(3,721,688)	(1,950,042)	(21,739,657)

Net change	(148,827)	$(1,664,561)	(679,800)	$(7,319,208)

Class C
Issued from the sale of shares	94,098	$957,803	309,408	$3,486,185
Issued in connection with the reinvestment of distributions	44,914	441,073	9,437	102,127
Redeemed	(199,797)	(2,071,217)	(181,598)	(1,994,024)

Net change	(60,785)	$(672,341)	137,247	$1,594,288

Class Y
Issued from the sale of shares	525,862	$5,329,298	505,134	$5,693,161
Issued in connection with the reinvestment of distributions	18,714	185,296	8,923	97,881
Redeemed	(390,754)	(4,123,311)	(776,615)	(8,753,041)

Net change	153,822	$1,391,283	(262,558)	$(2,961,999)

Increase (decrease) from capital share transactions	(55,790)	$(945,619)	(805,111)	$(8,686,919)

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Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

9. Capital Shares (continued).

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	7,506,649	$89,306,255	20,840,756	$248,142,366
Issued in connection with the reinvestment of distributions	277,326	3,303,647	438,301	5,215,842
Redeemed	(7,481,849)	(88,898,298)	(10,214,288)	(121,563,216)

Net change	302,126	$3,711,604	11,064,769	$131,794,992

Class B
Issued from the sale of shares	43,322	$513,337	912,056	$10,801,235
Issued in connection with the reinvestment of distributions	7,883	93,788	11,626	138,181
Redeemed	(197,503)	(2,348,340)	(335,640)	(3,991,576)

Net change	(146,298)	$(1,741,215)	588,042	$6,947,840

Class C
Issued from the sale of shares	1,512,545	$17,994,332	2,478,244	$29,568,408
Issued in connection with the reinvestment of distributions	33,764	402,475	74,077	882,261
Redeemed	(1,105,386)	(13,166,805)	(3,083,387)	(36,752,240)

Net change	440,923	$5,230,002	(531,066)	$(6,301,571)

Class Y
Issued from the sale of shares	9,427,176	$112,637,231	11,014,945	$131,705,304
Issued in connection with the reinvestment of distributions	78,413	937,248	100,885	1,204,459
Redeemed	(6,147,434)	(73,327,774)	(8,080,128)	(96,465,164)

Net change	3,358,155	$40,246,705	3,035,702	$36,444,599

Increase (decrease) from capital share transactions	3,954,906	$47,447,096	14,157,447	$168,885,860

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SEMIANNUAL REPORT

March 31, 2012

Loomis Sayles Investment Grade Bond Fund

Management Discussion page 1

Investment Results page 3

Portfolio of Investments page  9

Financial Statements page 31

Loomis Sayles Investment Grade Bond Fund

Management Discussion

Managers:

Matthew J. Eagan, CFA

Daniel Fuss, CFA, CIC

Kathleen Gaffney, CFA

Elaine Stokes

Loomis, Sayles & Company, L.P.

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in investment-grade, fixed-income securities, although it may invest up to 10% of its assets in below investment-grade fixed-income securities and up to 10% of its assets in equity securities (including up to 5% in common stocks). The fund may invest any portion of its assets in securities of Canadian issuers and up to 20% in other foreign securities, including emerging markets.

Fund Inception:

December 31, 1996

Symbols:

Class A	LIGRX
Class B	LGBBX
Class C	LGBCX
Class Y	LSIIX
Admin Class	LIGAX

Market Conditions

Throughout the period, the ongoing European sovereign debt crisis moved markets higher or lower depending on headline news, causing investor preferences for risk to be intermittent. The European Central Bank’s decision to cut rates and provide liquidity through long-term refinancing operations helped ease market fears during the second half of the period, pushing credit-sensitive markets higher and spreads (the difference in yield between non-Treasury securities and comparable-maturity Treasuries) tighter. In the United States, strong corporate and bank balance sheets helped riskier market sectors recover slowly. For the time being, positive U.S. labor and economic data have mitigated the need for another round of quantitative easing from the Federal Reserve Board (“the Fed”). These data indicate that economic recovery is underway, albeit at a slower pace than initially expected.

Performance Results

For the six months ended March 31, 2012, Class A shares of Loomis Sayles Investment Grade Bond Fund returned 6.19% at net asset value. The fund outperformed its benchmark, the Barclays Capital U.S. Government/Credit Bond Index, which returned 1.26% for the period. It also outperformed the 2.96% average return of the Morningstar Intermediate-Term Bond category.

Explanation of Fund Performance

An overweight position in the investment-grade corporate bond sector contributed to the fund’s outperformance during the period. In particular, selected issues in the banking, communications, transportation, basic industry and capital goods segments drove performance higher. In addition, significant exposure to non-U.S.-dollar-denominated holdings boosted returns. A preference for risk remained a dominant theme among investors, and currencies from economies that primarily are driven by commodity exports benefited from a rally in commodity prices and a corresponding increase in demand for these currencies. Specifically, holdings denominated in the Canadian

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dollar, New Zealand dollar, Australian dollar, euro, Norwegian krone, Brazilian real and Mexican peso were strong performers. The fund’s underweight in U.S. Treasury and agency securities also contributed to relative returns, as investor risk preferences led them away from the perceived safe-haven of U.S. Treasuries. Additionally, out-of-benchmark allocations to high-yield corporate bonds in the financial and industrial sectors contributed positively to performance. Several specific finance, basic industry, transportation and capital goods companies aided returns. An allocation to equity-sensitive convertible holdings also aided the fund’s outperformance, as these securities tracked the rally in equity markets.

A small allocation to high-yield utility corporate bonds weighed on fund performance. In particular, several names from the natural gas and electric utility sectors generally underperformed. In addition, an underweight allocation to government-related securities detracted from performance.

As of the close of business on January 11, 2012, Class J shares were liquidated. This event had no impact on the performance of the fund.

Outlook

As the second quarter begins, fixed-income investors continue to face an environment filled with opportunities and pitfalls. The sovereign debt situation in Europe is a chief ongoing concern, and the market is now focusing on Spain. Investors are taking solace in the improving U.S. economic situation, but Europe’s debt problems cast a large shadow over any sustainable recovery. So far this year, investors have generally sought out higher-risk securities for yield, but the progress (or lack thereof) in the euro zone could greatly influence their risk tolerance. In some respects, this is very similar to 2011, when cash rushed into credit, equity and other risky markets early in the year, only to reverse when political gyrations increased uncertainty. However, a resulting period of volatility can create buying opportunities for us. We continue to add credits that we believe have long-term potential for improving fundamentals.

In the first quarter of 2012, higher U.S. interest rates reinvigorated discussions surrounding the potential threat higher rates pose to fixed-income portfolios. We continue to believe that interest rates are in a period of transition and see rising rates as the next secular trend. However, given the Fed’s continued commitment to keep short-term rates low at least through the middle of 2014, the trading range in U.S. Treasuries should persist in the near term.

U.S. economic growth has been a bright spot thus far in 2012. We believe the overall health of corporate America remains intact, largely because corporate managements remain conservative. Reductions in the ranks of the unemployed, signs of potential recovery in the housing market and increased lending from financial institutions have highlighted the underlying fundamental health of the domestic economy. We anticipate a modest recovery in the United States and little to no growth in Europe and Japan. However, many areas removed from the developed world show moderate to strong growth potential.

Above all else, our conviction in the merits of fundamental credit research has not changed. We remain steadfast in our opportunistic approach as well as our long-term outlook. Our focus continues to be on maintaining yield advantage, surveying the global marketplace for opportunities, and searching out specific risk that can lead to total return opportunities for the fund.

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Loomis Sayles Investment Grade Bond Fund

Investment Results through March 31, 2012

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares1,5

March 31, 2002 through March 31, 2012

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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Average Annual Total Returns — March 31, 20125

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS

Class A (Inception 12/31/96)[1]
NAV	6.19%	7.26%	8.09%	9.14%
With 4.50% Maximum Sales Charge	1.42	2.42	7.09	8.64

Class B (Inception 9/12/03)[1]
NAV	5.82	6.48	7.20	8.23
With CDSC[2]	0.82	1.48	6.89	8.23

Class C (Inception 9/12/03)[1]
NAV	5.76	6.42	7.28	8.28
With CDSC[2]	4.76	5.42	7.28	8.28

Class Y (Inception 12/31/96)
NAV	6.32	7.52	8.36	9.45

Admin Class (Inception 2/1/10)[1]
NAV	5.99	6.94	7.70	8.63

Comparative Performance
Barclays Capital U.S. Government/Credit Bond Index[3]	1.26	8.53	6.26	5.91
Morningstar Intermediate-Term Bond Fund Avg.[4]	2.96	6.55	5.67	5.39

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

NOTES TO CHARTS

1	Prior to 9/15/03, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Class B and C shares (9/12/03), performance is that of Institutional Class shares, which were redesignated as Class Y shares, restated to reflect the higher net expenses and sales loads of Class B and C shares. Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

4	Morningstar Intermediate – Term Bond Fund Average is the average performance without sales charges of Funds with similar investment objectives, as calculated by Morningstar, Inc.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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Credit Quality	% of Net Assets as of 3/31/2012
Aaa	21.3
Aa	5.2
A	19.9
Baa	38.2
Ba	3.6
B	1.6
Caa & Lower	0.0
Not Rated	0.0
Short-term and other	10.2

Credit quality at 3/31/12 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for the fund’s shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Maturity	% of Net Assets as of 3/31/2012
1 year or less	16.8
1-5 years	26.3
5-10 years	39.7
10+ years	17.2
Average Effective Maturity	7.7	years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[1]	Net Expense Ratio[2]
A	0.81%	0.81%
B	1.56	1.56
C	1.56	1.56
Y	0.56	0.56
Admin	1.07	1.07

1	Before fee waivers and/or expense reimbursements.

2	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/13. Contracts are reevaluated on an annual basis.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities, countries or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and other expenses. Visit ngam.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. These costs are described in more detail in the fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2011 through March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 =8.60) and multiply the result by the number in the Expenses Paid During Period row as shown below for your class.

The second line in the table for each class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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LOOMIS SAYLES INVESTMENT GRADE BOND FUND	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID DURING PERIOD* 10/1/2011 – 3/31/2012
Class A
Actual	$1,000.00	$1,061.90	$4.38
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29
Class B
Actual	$1,000.00	$1,058.20	$8.18
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.02
Class C
Actual	$1,000.00	$1,057.60	$8.23
Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	$8.07
Class Y
Actual	$1,000.00	$1,063.20	$3.09
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$3.03
Admin Class
Actual	$1,000.00	$1,059.90	$5.66
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.55

*	Expenses are equal to the Fund’s annualized expense ratio: 0.85%, 1.59%, 1.60%, 0.60% and 1.10% for Class A, B, C, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

|  8

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 89.1% of Net Assets
Non-Convertible Bonds — 84.8%
	ABS Car Loan — 0.7%
$4,294,792	Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A, 0.382%, 8/20/2013, 144A(b)	$4,274,247
831,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-2A, Class B, 5.740%, 8/20/2014, 144A	856,592
4,590,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class B, 6.740%, 5/20/2016, 144A	5,114,103
2,889,250	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class B, 5.110%, 3/20/2017, 144A	3,079,709
18,620,000	Chesapeake Funding LLC, Series 2009-2A, Class B, 1.992%, 9/15/2021, 144A(b)	18,714,538
16,736,000	Chesapeake Funding LLC, Series 2009-2A, Class C, 1.992%, 9/15/2021, 144A(b)	16,768,408
19,574,000	Ford Auto Securitization Trust, Series 2010-R3A, Class A3, 2.714%, 9/15/2015, 144A, (CAD)	19,828,916
5,481,000	Ford Auto Securitization Trust, Series 2010-R3A, Class D, 4.526%, 3/15/2017, 144A, (CAD)	5,495,012
7,669,185	Merrill Auto Trust Securitization Asset, Series 2008-1, Class B, 6.750%, 4/15/2015	7,720,761

		81,852,286

	ABS Credit Card — 0.6%
28,592,000	Chase Issuance Trust, Series 2007-B1, Class B1, 0.492%, 4/15/2019(b)	27,596,129
19,182,000	GE Capital Credit Card Master Note Trust, Series 2009-4, Class B, 5.390%, 11/15/2017, 144A	20,901,356
14,465,000	MBNA Credit Card Master Note Trust, Series 2004-B1, Class B1, 4.450%, 8/15/2016	15,385,609
2,324,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class B, 6.750%, 4/15/2019	2,557,529

		66,440,623

	ABS Other — 1.5%
1,664,000	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	1,683,647
7,882,184	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A	7,947,188
36,837,775	Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 7/20/2031, 144A	38,553,856
35,141,724	SVO VOI Mortgage Corp., Series 2009-BA, Class NT, 5.810%, 12/20/2028, 144A	36,304,978
40,965,588	Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/2039, 144A	45,498,614
16,014,753	Trinity Rail Leasing LP, Series 2010-1A, Class A, 5.194%, 10/16/2040, 144A	15,421,884
16,764,270	Trip Rail Master Funding LLC, Series 2011-1A, Class A1A, 4.370%, 7/15/2041, 144A	16,878,349

		162,288,516

See accompanying notes to financial statements.

9  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Airlines — 2.6%
$233,701	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	$233,701
769,912	Continental Airlines Pass Through Trust, Series 1998-1, Class A, 6.648%, 3/15/2019	805,482
888,684	Continental Airlines Pass Through Trust, Series 1999-1, Class A, 6.545%, 8/02/2020	956,401
8,816,189	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	9,852,091
1,749,519	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	1,891,579
3,122,083	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	3,340,629
55,725,876	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	60,423,568
11,512,983	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 10/19/2023	11,706,056
25,977,159	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 1/08/2018	29,613,961
20,051,663	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 5/10/2021	22,457,863
3,065,000	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/22/2021	3,118,637
1,848,459	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	2,024,063
13,580,966	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	13,834,930
35,655,632	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	40,647,421
2,707,898	Delta Air Lines Pass Through Trust, Series 2009-1, Series B, 9.750%, 6/17/2018	2,883,912
20,198,823	Delta Air Lines Pass Through Trust, Series 2010-1, Class A, 6.200%, 1/02/2020	21,865,226
6,717,300	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 5/01/2019	6,851,646
7,277,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	7,485,333
24,068,327	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	25,512,427
6,185,082	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	7,050,993
17,386,000	US Airways Pass Through Trust, Series 2011-1A, Class A, 7.125%, 4/22/2025	18,255,300

		290,811,219

	Automotive — 1.1%
40,992,000	Cummins, Inc., 5.650%, 3/01/2098	38,981,711
5,274,000	Cummins, Inc., 6.750%, 2/15/2027	6,268,682
1,948,000	Ford Motor Co., 6.375%, 2/01/2029	2,112,505
125,000	Ford Motor Co., 6.500%, 8/01/2018	135,625
255,000	Ford Motor Co., 6.625%, 2/15/2028	282,416
5,074,000	Ford Motor Co., 6.625%, 10/01/2028	5,633,236
8,544,000	Ford Motor Co., 7.450%, 7/16/2031	10,445,040

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Automotive — continued
$240,000	Ford Motor Co., 7.500%, 8/01/2026	$268,800
40,126,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	44,464,945
338,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	360,401
5,319,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	5,810,257
4,540,000	Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	5,263,694

		120,027,312

	Banking — 10.6%
22,547,000	AgriBank FCB, 9.125%, 7/15/2019, 144A	28,607,002
7,200,000	American Express Centurion Bank, Series BKN1, 6.000%, 9/13/2017	8,425,814
35,878,000	Associates Corp. of North America, 6.950%, 11/01/2018	40,609,124
3,590,000	Bank of America Corp., 5.420%, 3/15/2017	3,670,710
9,805,000	Bank of America Corp., 6.000%, 9/01/2017	10,679,214
11,100,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	11,117,127
5,000,000	Bank of America Corp., MTN, 6.750%, 9/09/2013, (AUD)	5,238,613
2,393,000	Bank of America Corp., Series L, MTN, 7.625%, 6/01/2019	2,759,407
17,249,000	Bank of America NA, 5.300%, 3/15/2017	18,000,539
10,227,000	Barclays Bank PLC, 6.050%, 12/04/2017, 144A	10,515,780
7,110,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	6,326,742
337,230,000,000	Barclays Financial LLC, EMTN, 8.250%, 10/27/2014, (IDR)	37,936,531
2,173,000	Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018	2,321,783
370,000	BNP Paribas/Australia, 7.000%, 5/24/2016, (AUD)	375,643
8,994,000	Capital One Financial Corp., 6.150%, 9/01/2016	9,885,449
6,473,000	Citigroup, Inc., 5.000%, 9/15/2014	6,703,627
2,700,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(c)	2,173,156
14,680,000	Citigroup, Inc., 5.500%, 2/15/2017	15,397,646
1,297,000	Citigroup, Inc., 5.850%, 12/11/2034	1,325,967
2,740,000	Citigroup, Inc., 5.875%, 2/22/2033	2,571,424
19,875,000	Citigroup, Inc., 6.125%, 5/15/2018	22,279,597
8,705,000	Citigroup, Inc., 6.125%, 8/25/2036	8,366,132
72,682,000	Citigroup, Inc., 6.375%, 8/12/2014	78,860,188
2,398,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	2,780,845
63,845,000	Citigroup, Inc., MTN, 5.500%, 10/15/2014	68,499,939
31,670,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.375%, 1/19/2017	32,377,476
1,174,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	1,135,951
111,655,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	109,095,086
6,645,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	6,755,154
1,527,000	HBOS PLC, 6.000%, 11/01/2033, 144A	1,160,462
700,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	658,000
67,364,716,380	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A, (IDR)	7,303,001
12,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	1,301,837
16,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	1,848,294
100,000	Keybank NA, 6.950%, 2/01/2028	110,770
9,787,000	Lloyds TSB Bank PLC, EMTN, 4.570%, 10/13/2015, (CAD)	9,747,948
81,622,000	Lloyds TSB Bank PLC, MTN, 6.500%, 9/14/2020, 144A	80,743,094

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$6,479,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	$6,644,279
4,300,000	Merrill Lynch & Co., Inc., 6.050%, 5/16/2016	4,527,539
103,309,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	98,329,300
15,370,000	Merrill Lynch & Co., Inc., 6.220%, 9/15/2026	15,666,195
9,780,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	5,478,129
3,132,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	3,863,385
11,641,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	12,941,288
40,126,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	36,518,592
2,652,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	2,892,099
18,273,000	Morgan Stanley, 4.750%, 4/01/2014	18,572,019
110,093,000	Morgan Stanley, 5.500%, 7/24/2020	107,449,117
5,900,000	Morgan Stanley, 5.750%, 1/25/2021	5,792,514
550,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	900,459
5,400,000	Morgan Stanley, GMTN, 5.500%, 1/26/2020	5,266,512
24,100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	25,340,061
3,800,000	Morgan Stanley, MTN, 7.250%, 5/26/2015, (AUD)	3,892,261
38,206,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	37,763,536
5,187,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	5,461,984
9,699,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	9,986,003
2,239,000	Morgan Stanley, Series G & H, GMTN, 5.125%, 11/30/2015, (GBP)	3,658,058
2,875,000	National City Bank of Indiana, 4.250%, 7/01/2018	3,017,948
8,638,000	National City Corp., 6.875%, 5/15/2019	10,046,910
5,250,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	6,053,149
2,550,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	3,166,270
16,175,000	Santander Holdings USA, Inc., 4.625%, 4/19/2016	16,390,597
30,886,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	29,663,841
3,300,000	Standard Chartered Bank, 6.400%, 9/26/2017, 144A	3,644,586
17,861,000	Standard Chartered PLC, 5.500%, 11/18/2014, 144A	19,202,361

		1,159,794,064

	Brokerage — 1.5%
59,450,000	Cantor Fitzgerald LP, 6.375%, 6/26/2015, 144A	60,164,886
44,990,000	Cantor Fitzgerald LP, 7.875%, 10/15/2019, 144A(c)	44,257,248
11,813,000	Jefferies Group, Inc., 6.250%, 1/15/2036	10,661,233
44,188,000	Jefferies Group, Inc., 8.500%, 7/15/2019	49,048,680

		164,132,047

	Building Materials — 1.3%
6,640,000	Masco Corp., 4.800%, 6/15/2015	6,802,381
10,942,000	Masco Corp., 5.850%, 3/15/2017	11,213,887
6,616,000	Masco Corp., 6.125%, 10/03/2016	6,993,641
4,808,000	Masco Corp., 6.500%, 8/15/2032	4,527,319
28,539,000	Masco Corp., 7.125%, 3/15/2020	30,510,160
5,725,000	Masco Corp., 7.750%, 8/01/2029	5,904,943
24,394,000	Owens Corning, Inc., 6.500%, 12/01/2016	27,101,002
41,379,000	Owens Corning, Inc., 7.000%, 12/01/2036	44,095,738
1,037,000	USG Corp., 6.300%, 11/15/2016	969,595

		138,118,666

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Chemicals — 0.5%
$34,763,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	$45,527,154
3,469,000	Cytec Industries, Inc., 6.000%, 10/01/2015	3,828,996
1,700,000	Methanex Corp., 5.250%, 3/01/2022	1,730,399
2,349,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	2,442,392

		53,528,941

	Collateralized Mortgage Obligations — 0.0%
1,181,656	GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1, 2.866%, 4/25/2035(b)	1,024,709
2,433,993	WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 2A, 2.474%, 7/25/2047(b)	1,468,806
80,113	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 1A1, 2.749%, 9/25/2036(b)	58,899

		2,552,414

	Commercial Mortgage-Backed Securities — 3.3%
7,927,364	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	8,539,103
33,167,701	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	36,280,092
12,000,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	12,984,276
62,292,812	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.867%, 6/15/2039(b)	67,237,616
34,381,273	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.967%, 9/15/2039(b)	36,768,124
6,711,090	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	7,305,592
57,694,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	64,122,727
23,544,272	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	25,989,721
15,789,051	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A4, 5.475%, 4/15/2043	17,666,653
28,718,413	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.003%, 6/15/2049(b)	31,477,822
21,524,263	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	23,852,973
3,131,798	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 6.067%, 6/15/2038(b)	3,562,489
1,311,441	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	1,412,095
9,786,870	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.980%, 8/12/2045, 144A(b)	10,088,981
6,851,000	Vornado DP LLC, Series 2010-VNO, Class D, 6.356%, 9/13/2028, 144A	7,435,637
3,621,142	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	4,040,977

		358,764,878

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Construction Machinery — 0.3%
$23,638,000	Case New Holland, Inc., 7.750%, 9/01/2013	$25,174,470
6,787,000	Toro Co., 6.625%, 5/01/2037(c)	7,155,331

		32,329,801

	Consumer Cyclical Services — 0.0%
4,260,000	Western Union Co. (The), 6.200%, 11/17/2036	4,468,335
196,000	Western Union Co. (The), 6.200%, 6/21/2040	202,830

		4,671,165

	Consumer Products — 0.2%
7,458,000	Hasbro, Inc., 6.600%, 7/15/2028	8,004,298
11,754,000	Snap-on, Inc., 6.700%, 3/01/2019	14,263,503

		22,267,801

	Distributors — 0.1%
5,740,000	ONEOK, Inc., 6.000%, 6/15/2035	6,118,513

	Diversified Manufacturing — 1.2%
1,395,000	Ingersoll-Rand Global Holding Co. Ltd., 6.875%, 8/15/2018	1,703,991
2,814,000	Textron Financial Corp., 5.400%, 4/28/2013	2,918,458
1,181,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	1,230,366
18,800,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	25,484,760
78,795,000	Textron, Inc., 5.950%, 9/21/2021	86,134,833
11,040,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	19,733,010

		137,205,418

	Electric — 2.7%
35,959,293	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	38,727,439
46,556,000	Ameren Illinois Co., 6.250%, 4/01/2018	54,596,640
30,257,000	AmerenEnergy Generating Co., Series H, 7.000%, 4/15/2018	26,777,445
489,000	Baltimore Gas & Electric Co., 5.200%, 6/15/2033	511,939
11,503,547	Bruce Mansfield Unit, 6.850%, 6/01/2034	12,190,079
17,435,000	Cleveland Electric Illuminating Co. (The), 5.700%, 4/01/2017	19,369,936
18,687,000	Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036	20,096,729
876,000	Commonwealth Edison Co., 4.700%, 4/15/2015	962,685
12,185,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	9,905,186
3,300,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	2,916,491
1,000,000	EDP Finance BV, EMTN, 4.625%, 6/13/2016, (EUR)	1,166,987
900,000	EDP Finance BV, EMTN, 5.875%, 2/01/2016, (EUR)	1,102,431
979,000	Empresa Nacional de Electricidad S.A. (Endesa-Chile), 8.350%, 8/01/2013	1,054,762
4,491,000	Endesa S.A./Cayman Islands, 7.875%, 2/01/2027	5,374,779
19,600,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	17,788,568
7,800,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	7,594,657
3,603,000	Exelon Corp., 4.900%, 6/15/2015	3,930,098
1,864,000	ITC Holdings Corp., 5.875%, 9/30/2016, 144A	2,127,683
7,932,880	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A(c)	8,072,737
1,532,000	Ohio Edison Co., 6.875%, 7/15/2036	1,885,137
50,026,000	Southwestern Electric Power Co., 6.450%, 1/15/2019	59,133,483
1,075,000	White Pine Hydro LLC, 6.310%, 7/10/2017(c)	977,831

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Electric — continued
$1,600,000	White Pine Hydro LLC, 6.960%, 7/10/2037(c)	$1,346,656

		297,610,378

	Entertainment — 0.0%
494,000	Time Warner, Inc., 7.625%, 4/15/2031	632,496
323,000	Time Warner, Inc., 7.700%, 5/01/2032	421,270
3,616,000	Viacom, Inc., 6.125%, 10/05/2017	4,318,408

		5,372,174

	Financial Other — 0.9%
61,860,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	59,998,633
26,914,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	33,830,413

		93,829,046

	Food & Beverage — 0.1%
2,450,000	Cargill, Inc., EMTN, 5.375%, 3/02/2037, (GBP)	4,374,884
8,446,000	Corn Products International, Inc., 6.625%, 4/15/2037	9,550,534

		13,925,418

	Government Guaranteed — 0.6%
12,910,000	Instituto de Credito Oficial, EMTN, 4.530%, 3/17/2016, (CAD)	12,017,580
13,005,000	Instituto de Credito Oficial, MTN, 5.500%, 10/11/2012, (AUD)	13,316,199
11,311,000	Instituto de Credito Oficial, MTN, 6.125%, 2/27/2014, (AUD)	11,122,880
31,142,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	28,560,396

		65,017,055

	Government Owned — No Guarantee — 1.4%
3,720,000	Abu Dhabi National Energy Co., 6.500%, 10/27/2036, 144A	3,864,150
36,975,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	42,983,438
58,060,000	DP World Ltd., 6.850%, 7/02/2037, 144A	56,027,900
26,030,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	2,859,201
27,800,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	3,117,467
22,478,000	Federal Home Loan Mortgage Corp., 1.625%, 4/15/2013	22,797,929
15,170,000	Korea Gas Corp., 6.000%, 7/15/2014, 144A	16,382,037
1,000,000	Telekom Malaysia Berhad, 7.875%, 8/01/2025, 144A	1,339,238

		149,371,360

	Government Sponsored — 0.6%
66,200,000	Federal Home Loan Bank, 1.875%, 6/21/2013	67,488,252

	Health Insurance — 0.0%
1,569,000	CIGNA Corp., 7.875%, 5/15/2027	1,957,621
1,174,000	CIGNA Corp., (Step to 8.080% on 1/15/2023), 8.300%, 1/15/2033(d)	1,441,260

		3,398,881

	Healthcare — 1.0%
20,100,000	Aristotle Holding, Inc., 4.750%, 11/15/2021, 144A	21,511,382
7,692,000	Boston Scientific Corp., 6.000%, 1/15/2020	8,828,816
7,374,000	Covidien International Finance S.A., 6.000%, 10/15/2017	8,845,998
17,416,000	Express Scripts, Inc., 6.250%, 6/15/2014	19,146,001
9,459,000	Express Scripts, Inc., 7.250%, 6/15/2019	11,685,677

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Healthcare — continued
$9,278,000	HCA, Inc., 5.750%, 3/15/2014	$9,625,925
312,000	HCA, Inc., 5.875%, 3/15/2022	312,390
1,908,000	HCA, Inc., 6.250%, 2/15/2013	1,958,085
3,729,000	HCA, Inc., 6.375%, 1/15/2015	3,934,095
3,617,000	HCA, Inc., 6.500%, 2/15/2016	3,852,105
357,000	HCA, Inc., 6.750%, 7/15/2013	371,280
2,936,000	HCA, Inc., 7.050%, 12/01/2027	2,635,060
2,241,000	HCA, Inc., 7.190%, 11/15/2015	2,375,460
2,109,000	HCA, Inc., 7.500%, 12/15/2023	2,014,095
1,282,000	HCA, Inc., 7.500%, 11/06/2033	1,201,875
3,807,000	HCA, Inc., 7.690%, 6/15/2025	3,668,996
4,164,000	HCA, Inc., 8.360%, 4/15/2024	4,247,280
1,199,000	HCA, Inc., MTN, 7.580%, 9/15/2025	1,133,055
3,068,000	HCA, Inc., MTN, 7.750%, 7/15/2036	2,837,900
2,256,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	2,436,523

		112,621,998

	Home Construction — 0.1%
2,006,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	2,026,060
2,546,000	Pulte Group, Inc., 5.200%, 2/15/2015	2,596,920
9,200,000	Pulte Group, Inc., 6.000%, 2/15/2035	7,176,000
3,567,000	Pulte Group, Inc., 6.375%, 5/15/2033	2,871,435

		14,670,415

	Independent Energy — 0.9%
11,930,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	14,175,429
9,787,000	EQT Corp., 8.125%, 6/01/2019	11,435,532
60,038,000	Equitable Resources, Inc., 6.500%, 4/01/2018	68,403,094

		94,014,055

	Industrial Other — 0.0%
4,893,000	Worthington Industries, Inc., 6.500%, 4/15/2020	5,266,913

	Life Insurance — 1.0%
7,100,000	American International Group, Inc., EMTN, 5.000%, 4/26/2023, (GBP)	10,460,819
6,910,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	7,514,667
2,036,000	American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017	2,188,781
9,777,000	ASIF III Jersey Ltd., Series 2003-G, EMTN, 4.750%, 9/11/2013, (EUR)	13,389,316
600,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, 10/29/2049, (GBP)	738,969
5,050,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	5,762,650
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	14,812,365
10,971,000	MetLife, Inc., 6.400%, 12/15/2066	10,751,580
9,063,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	9,628,984
6,440,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	6,022,939
2,872,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	3,029,268
14,489,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	17,019,272

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Life Insurance — continued
$4,732,000	Unum Group, 7.125%, 9/30/2016	$5,402,529

		106,722,139

	Local Authorities — 2.4%
7,448,000	Manitoba (Province of), GMTN, 6.375%, 9/01/2015, (NZD)	6,528,803
99,450,000	New South Wales Treasury Corp., 5.500%, 8/01/2013, (AUD)	105,054,957
47,456,000	New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	49,229,054
30,476,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	31,607,101
17,930,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	19,611,431
16,989	Province of Alberta, 5.930%, 9/16/2016, (CAD)	18,946
489,000	Province of Nova Scotia, 6.600%, 6/01/2027, (CAD)	674,001
29,791,000	Province of Quebec, Canada, Series QC, 6.750%, 11/09/2015, (NZD)	26,424,661
26,518,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	28,458,908

		267,607,862

	Lodging — 0.8%
52,516,000	Choice Hotels International, Inc., 5.700%, 8/28/2020	54,578,513
4,522,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	5,035,573
100,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	111,465
23,518,000	Wyndham Worldwide Corp., 7.375%, 3/01/2020	28,290,084

		88,015,635

	Media Cable — 1.1%
2,923,000	Comcast Corp., 6.950%, 8/15/2037	3,700,734
17,832,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	20,054,721
4,101,000	Time Warner Cable, Inc., 5.850%, 5/01/2017	4,785,527
78,178,000	Time Warner Cable, Inc., 6.750%, 7/01/2018	95,384,743

		123,925,725

	Media Non-Cable — 0.2%
7,536,000	News America, Inc., 6.150%, 3/01/2037	8,423,598
4,482,000	News America, Inc., 8.150%, 10/17/2036	5,450,596
10,870,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	10,815,650

		24,689,844

	Metals & Mining — 1.8%
20,000,000	Alcoa, Inc., 5.400%, 4/15/2021	20,666,320
15,060,000	Alcoa, Inc., 5.870%, 2/23/2022	15,691,782
6,000,000	Alcoa, Inc., 5.900%, 2/01/2027	6,035,994
5,505,000	Alcoa, Inc., 5.950%, 2/01/2037	5,356,337
28,838,000	Alcoa, Inc., 6.150%, 8/15/2020	31,043,415
5,804,000	Alcoa, Inc., 6.750%, 1/15/2028	5,903,185
430,000	ArcelorMittal, 5.500%, 3/01/2021	422,034
7,080,000	ArcelorMittal, 6.125%, 6/01/2018	7,439,006
3,890,000	ArcelorMittal, 6.250%, 2/25/2022	3,933,175
38,235,000	ArcelorMittal, 6.750%, 3/01/2041	35,830,707
19,365,000	ArcelorMittal, 7.000%, 10/15/2039	18,496,228

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Metals & Mining — continued
$3,181,000	Rio Tinto Alcan, Inc., 5.750%, 6/01/2035	$3,628,058
1,943,000	United States Steel Corp., 6.050%, 6/01/2017	1,981,860
4,612,000	United States Steel Corp., 6.650%, 6/01/2037	3,874,080
31,210,000	United States Steel Corp., 7.000%, 2/01/2018	32,068,275
3,655,000	Vale Overseas Ltd., 6.875%, 11/21/2036	4,239,211

		196,609,667

	Mortgage Related — 0.0%
79,196	FHLMC, 5.000%, 12/01/2031	85,547
13,036	FNMA, 6.000%, 7/01/2029	14,564

		100,111

	Non-Captive Consumer — 1.6%
62,425(††)	SLM Corp., 6.000%, 12/15/2043	1,365,703
6,342,000	SLM Corp., MTN, 5.050%, 11/14/2014	6,499,129
347,000	SLM Corp., MTN, 5.125%, 8/27/2012	349,600
8,895,000	SLM Corp., MTN, 7.250%, 1/25/2022	9,293,710
641,000	SLM Corp., MTN, 8.000%, 3/25/2020	692,280
5,616,000	SLM Corp., Series A, MTN, 0.860%, 1/27/2014(b)	5,364,049
9,224,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	9,431,540
6,547,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	6,662,784
1,957,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	1,878,258
6,141,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	6,263,961
4,548,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	4,696,283
19,496,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	16,644,749
30,667,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	34,193,705
4,893,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	4,048,958
87,676,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	68,387,280

		175,771,989

	Non-Captive Diversified — 3.2%
1,282,000	Ally Financial, Inc., 6.625%, 5/15/2012	1,286,333
1,634,000	Ally Financial, Inc., 6.750%, 12/01/2014	1,700,615
391,000	Ally Financial, Inc., 6.875%, 8/28/2012	396,999
3,075,000	Ally Financial, Inc., 7.500%, 12/31/2013	3,267,187
5,543,000	Ally Financial, Inc., 8.000%, 12/31/2018	5,889,437
2,285,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,436,777
15,688,000	GATX Corp., 4.750%, 10/01/2012	15,938,741
3,500,000	General Electric Capital Australia Funding Pty Ltd., 7.000%, 10/08/2015, (AUD)	3,797,441
7,570,000	General Electric Capital Australia Funding Pty Ltd., MTN, 6.000%, 5/15/2013, (AUD)	7,948,127
3,100,000	General Electric Capital Australia Funding Pty Ltd., MTN, 6.000%, 4/15/2015, (AUD)	3,269,667
1,874,000	General Electric Capital Australia Funding Pty Ltd., MTN, 6.000%, 3/15/2019, (AUD)	1,918,802
969,000	General Electric Capital Corp., 5.625%, 5/01/2018	1,123,155
4,673,000	General Electric Capital Corp., MTN, 5.875%, 1/14/2038	5,136,725

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
51,370,000	General Electric Capital Corp., Series A, EMTN, 5.500%, 2/01/2017, (NZD)	$42,797,138
14,225,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	12,308,438
6,000,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	4,781,939
36,850,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	32,519,601
10,247,000	General Electric Capital Corp., Series A, MTN, 0.867%, 5/13/2024(b)	8,144,766
16,696,000	General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015	18,345,248
26,931,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	23,031,504
73,590,000	International Lease Finance Corp., 6.250%, 5/15/2019	72,639,144
13,899,000	International Lease Finance Corp., 6.375%, 3/25/2013	14,281,222
60,419,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	65,856,710
548,000	International Lease Finance Corp., 8.625%, 9/15/2015	602,800
1,473,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	1,491,413
1,625,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	1,653,438

		352,563,367

	Oil Field Services — 0.6%
5,965,000	Nabors Industries, Inc., 6.150%, 2/15/2018	6,960,523
22,583,000	Nabors Industries, Inc., 9.250%, 1/15/2019	28,990,474
23,338,000	Rowan Cos., Inc., 7.875%, 8/01/2019	27,854,230
587,000	Transocean Ltd., 7.375%, 4/15/2018	674,990

		64,480,217

	Paper — 1.1%
4,365,000	Celulosa Arauco y Constitucion S.A., 7.250%, 7/29/2019	5,175,546
23,225,000	Georgia-Pacific LLC, 5.400%, 11/01/2020, 144A	25,925,626
715,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	841,562
2,672,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	3,259,180
644,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	802,475
545,000	Georgia-Pacific LLC, 8.000%, 1/15/2024	693,780
1,336,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	1,802,321
6,161,000	International Paper Co., 5.250%, 4/01/2016	6,797,875
7,611,000	International Paper Co., 8.700%, 6/15/2038	10,315,759
5,270,000	Mead Corp. (The), 7.550%, 3/01/2047	4,800,706
5,764,000	Westvaco Corp., 8.200%, 1/15/2030	6,383,422
24,007,000	Weyerhaeuser Co., 6.875%, 12/15/2033	24,334,792
7,374,000	Weyerhaeuser Co., 7.375%, 10/01/2019	8,463,096
20,254,000	Weyerhaeuser Co., 7.375%, 3/15/2032	21,576,303

		121,172,443

	Pharmaceuticals — 0.6%
56,052,000	Roche Holdings, Inc., 5.000%, 3/01/2014, 144A	60,414,471
489,000	Schering-Plough Corp., 5.300%, 12/01/2013	527,899

		60,942,370

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Pipelines — 3.6%
$5,236,000	CenterPoint Energy Resources Corp., 6.250%, 2/01/2037	$6,002,791
1,967,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	2,190,607
528,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	589,918
1,571,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	1,629,692
9,257,000	Enterprise Products Operating LLC, 4.050%, 2/15/2022	9,585,947
3,328,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	4,028,571
14,300,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	15,346,217
14,675,000	Kinder Morgan Energy Partners LP, 5.300%, 9/15/2020	16,121,251
66,165,000	Kinder Morgan Energy Partners LP, 5.950%, 2/15/2018	77,275,493
303,000	Kinder Morgan Finance Co. LLC, 5.700%, 1/05/2016	319,665
29,082,463	Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(c)	31,113,582
8,886,000	NGPL PipeCo LLC, 6.514%, 12/15/2012, 144A	8,574,874
30,760,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	28,029,127
13,790,000	NiSource Finance Corp., 6.125%, 3/01/2022	16,022,546
24,110,000	NiSource Finance Corp., 6.400%, 3/15/2018	28,240,501
21,614,000	NiSource Finance Corp., 6.800%, 1/15/2019	25,586,740
9,899,000	Panhandle Eastern Pipeline Co., 6.200%, 11/01/2017	11,283,672
47,594,000	Panhandle Eastern Pipeline Co., 7.000%, 6/15/2018	55,866,503
1,404,000	Panhandle Eastern Pipeline Co., 8.125%, 6/01/2019	1,710,670
2,085,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	2,411,058
15,683,000	Plains All American Pipeline LP, 6.500%, 5/01/2018	18,669,953
4,497,000	Plains All American Pipeline LP, 6.650%, 1/15/2037	5,257,461
4,125,000	Southern Natural Gas Co., 5.900%, 4/01/2017, 144A	4,671,237
19,574,000	Texas Eastern Transmission LP, 6.000%, 9/15/2017, 144A	22,700,359

		393,228,435

	Property & Casualty Insurance — 0.8%
3,083,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	3,489,111
9,038,000	Liberty Mutual Group, Inc., 6.500%, 3/15/2035, 144A	9,375,081
30,054,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	33,087,170
944,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	571,120
14,575,000	Nationwide Mutual Insurance Co., 6.600%, 4/15/2034, 144A	14,174,508
7,609,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	7,970,991
13,521,000	Willis North America, Inc., 7.000%, 9/29/2019	15,641,620
2,212,000	XL Group PLC, 6.250%, 5/15/2027	2,307,039
1,463,000	XL Group PLC, 6.375%, 11/15/2024	1,617,898

		88,234,538

	Property Trust — 0.4%
36,192,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	41,846,168

	Railroads — 0.1%
9,787,000	Canadian Pacific Railway Co., 7.250%, 5/15/2019	11,807,507
238,000	Missouri Pacific Railroad Co., 4.750%, 1/01/2030(c)	202,300
1,701,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	1,360,800
191,000	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)	168,080

		13,538,687

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Real Estate Operations/Development — 0.1%
$10,276,000	First Industrial LP, 5.950%, 5/15/2017	$9,979,650

	Refining — 0.1%
7,700,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A	7,659,937

	REITs — Apartments — 0.3%
12,243,000	Camden Property Trust, 5.000%, 6/15/2015	13,124,398
16,491,000	Camden Property Trust, 5.700%, 5/15/2017	18,444,128
988,000	ERP Operating LP, 5.125%, 3/15/2016	1,082,477
1,762,000	ERP Operating LP, 5.375%, 8/01/2016	1,959,813
1,508,000	ERP Operating LP, 5.750%, 6/15/2017	1,720,020

		36,330,836

	REITs — Diversified — 0.2%
4,140,000	Duke Realty LP, 5.950%, 2/15/2017	4,626,715
19,574,000	Duke Realty LP, 6.500%, 1/15/2018	22,421,156

		27,047,871

	REITs — Healthcare — 0.1%
5,972,000	Health Care REIT, Inc., 6.500%, 3/15/2041	6,217,115

	REITs — Office Property — 0.3%
20,817,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	22,124,391
11,306,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	12,969,316

		35,093,707

	REITs — Regional Malls — 0.2%
2,427,000	Simon Property Group LP, 5.250%, 12/01/2016	2,744,694
12,209,000	Simon Property Group LP, 5.750%, 12/01/2015	13,767,186
1,889,000	Simon Property Group LP, 5.875%, 3/01/2017	2,180,586
4,066,000	Simon Property Group LP, 6.100%, 5/01/2016	4,676,986

		23,369,452

	REITs — Shopping Centers — 0.1%
4,893,000	Equity One, Inc., 6.000%, 9/15/2017	5,275,275
1,918,000	Federal Realty Investment Trust, 5.650%, 6/01/2016	2,113,494

		7,388,769

	REITs — Single Tenant — 0.3%
5,862,000	Realty Income Corp., 5.750%, 1/15/2021	6,346,858
25,529,000	Realty Income Corp., 6.750%, 8/15/2019	29,495,185

		35,842,043

	REITs — Warehouse/Industrials — 0.6%
3,873,000	ProLogis LP, 5.625%, 11/15/2015	4,217,770
11,179,000	ProLogis LP, 5.625%, 11/15/2016	11,829,741
10,889,000	ProLogis LP, 5.750%, 4/01/2016	11,869,718
9,698,000	ProLogis LP, 6.625%, 5/15/2018	11,039,641
18,869,000	ProLogis LP, 7.375%, 10/30/2019	22,029,312

		60,986,182

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Restaurants — 0.1%
$10,320,000	Darden Restaurants, Inc., 6.000%, 8/15/2035	$10,458,257

	Retailers — 0.6%
7,996,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	8,185,905
8,139,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	7,152,146
12,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	12,555
8,656,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	7,790,400
13,425,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	15,121,128
10,467,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	11,061,400
2,691,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	3,138,505
8,064,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	8,336,144

		60,798,183

	Sovereigns — 0.8%
24,178,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	15,827,719
6,035,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	4,390,414
52,555,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	52,752,081
1,018,562,437	Republic of Iceland, 4.250%, 8/24/2012, (ISK)	5,306,498
776,294,507	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	4,167,731

		82,444,443

	Supermarkets — 0.2%
4,130,000	American Stores Co., Series B, MTN, 7.100%, 3/20/2028	3,066,525
3,269,000	Kroger Co. (The), 6.400%, 8/15/2017	3,941,227
1,860,000	New Albertson’s, Inc., 7.450%, 8/01/2029	1,422,900
979,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	690,195
10,863,000	Safeway, Inc., 6.350%, 8/15/2017	12,640,296

		21,761,143

	Supranational — 1.3%
11,745,000	European Bank for Reconstruction & Development, GMTN, 9.250%, 9/10/2012, (BRL)	6,457,192
3,933,310	European Financial Stability Facility, 0.400%, 3/12/2013, (EUR)	5,232,965
3,933,310	European Financial Stability Facility, 1.000%, 3/12/2014, (EUR)	5,235,058
192,350,850,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	19,796,739
9,640,000	European Investment Bank, MTN, 6.000%, 8/06/2020, (AUD)	10,278,349
329,210,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	33,738,265
410,030,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 9/23/2013, (IDR)	41,124,072
12,982,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	11,485,779
15,070,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	12,105,992

		145,454,411

	Technology — 3.0%
8,705,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	10,470,139
4,600,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	3,634,000
1,028,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	1,186,509
3,059,000	Avnet, Inc., 5.875%, 3/15/2014	3,243,296

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$6,097,000	Avnet, Inc., 6.000%, 9/01/2015	$6,736,051
1,507,000	Avnet, Inc., 6.625%, 9/15/2016	1,707,852
12,444,000	BMC Software, Inc., 7.250%, 6/01/2018(c)	14,726,752
13,457,000	Corning, Inc., 6.750%, 9/15/2013	14,448,808
1,448,000	Corning, Inc., 6.850%, 3/01/2029	1,680,017
56,271,000	Corning, Inc., 7.000%, 5/15/2024	70,387,481
7,487,000	Corning, Inc., 7.250%, 8/15/2036	8,947,407
55,237,000	Dun & Bradstreet Corp. (The), 6.000%, 4/01/2013	57,911,520
7,051,000	Equifax, Inc., 7.000%, 7/01/2037	8,219,139
112,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	119,560
70,969,000	Ingram Micro, Inc., 5.250%, 9/01/2017	74,811,758
7,795,000	Intuit, Inc., 5.750%, 3/15/2017	8,938,768
19,078,000	KLA-Tencor Corp., 6.900%, 5/01/2018	22,746,795
1,502,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	1,594,700
2,256,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	2,708,858
5,603,000	Tyco Electronics Group S.A., 6.550%, 10/01/2017	6,633,706
561,000	Xerox Corp., 6.350%, 5/15/2018	650,901
7,110,000	Xerox Corp., 6.750%, 2/01/2017	8,229,107

		329,733,124

	Textile — 0.2%
3,755,000	Phillips-Van Heusen Corp., 7.750%, 11/15/2023	4,280,700
14,903,000	VF Corp., 6.450%, 11/01/2037	18,393,014

		22,673,714

	Tobacco — 0.1%
8,128,000	Reynolds American, Inc., 6.750%, 6/15/2017	9,682,545
1,992,000	Reynolds American, Inc., 7.250%, 6/15/2037	2,323,865

		12,006,410

	Transportation Services — 0.7%
8,436,000	Erac USA Finance Co., 6.375%, 10/15/2017, 144A	9,681,440
2,824,000	Erac USA Finance Co., 6.700%, 6/01/2034, 144A	3,074,130
51,504,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	58,757,463

		71,513,033

	Treasuries — 17.2%
93,805,000	Canadian Government, 1.750%, 3/01/2013, (CAD)	94,611,905
360,010,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	362,442,671
106,195,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	109,409,223
194,485,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	219,688,400
4,159,000	Canadian Government, 4.000%, 6/01/2016, (CAD)	4,587,930
183,949,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	211,604,514
85,198,516	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	102,485,954
24,638,126	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	28,260,728
5,049,296	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	5,919,212
63,183,488	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	72,748,388
1,130,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	1,357,165
1,130,000	Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	1,448,757

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
1,120,000	Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	$1,479,159
4,111,400(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	36,399,956
12,263,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	11,246,163
305,195,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	259,652,112
726,401,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	141,505,810
118,387,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	22,869,963
994,369,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	183,946,260
18,301,446	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	13,978,580
4,599,829	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	3,673,997
927,108,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	4,937,043

		1,894,253,890

	Wireless — 0.7%
31,416,000	Cellco Partnership/Verizon Wireless Capital LLC, 8.500%, 11/15/2018	43,134,891
15,375,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	15,375,000
8,549,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	8,249,785
279,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	279,000
6,373,000	Sprint Capital Corp., 6.875%, 11/15/2028	4,875,345
2,594,000	Sprint Capital Corp., 6.900%, 5/01/2019	2,243,810
612,000	Sprint Capital Corp., 8.750%, 3/15/2032	524,790
91,000	Sprint Nextel Corp., 6.000%, 12/01/2016	81,217
1,619,000	Vodafone Group PLC, 5.000%, 9/15/2015	1,817,025

		76,580,863

	Wirelines — 4.5%
406,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	510,739
1,874,000	BellSouth Corp., 6.000%, 11/15/2034	2,029,201
2,936,000	BellSouth Telecommunications, Inc., 5.850%, 11/15/2045	2,896,250
6,665,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	7,750,575
62,040,000	CenturyLink, Inc., 6.450%, 6/15/2021	63,684,618
4,990,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	4,662,926
2,708,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	2,561,538
121,506,000	Deutsche Telekom International Finance BV, 6.000%, 7/08/2019	141,946,711
24,103,000	Embarq Corp., 7.995%, 6/01/2036	24,362,445
3,279,000	GTE Corp., 6.940%, 4/15/2028	3,977,588
1,440,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	1,504,800
200,000	Level 3 Financing, Inc., 9.375%, 4/01/2019	218,500
5,200,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	2,948,314
8,450,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	7,860,659
18,850,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	20,176,826
200,000	Portugal Telecom International Finance BV, EMTN, 5.625%, 2/08/2016, (EUR)	246,024
300,000	Portugal Telecom International Finance BV, GMTN, 4.375%, 3/24/2017, (EUR)	339,126
1,698,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,812,615
2,755,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	2,633,268

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$4,370,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	$4,483,458
949,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	920,598
333,000	Qwest Corp., 6.500%, 6/01/2017	376,382
14,480,000	Qwest Corp., 6.875%, 9/15/2033	14,335,200
4,668,000	Qwest Corp., 7.200%, 11/10/2026	4,703,010
9,077,000	Qwest Corp., 7.250%, 9/15/2025	9,712,390
9,474,000	Qwest Corp., 7.250%, 10/15/2035	9,663,480
1,566,000	Qwest Corp., 7.500%, 6/15/2023	1,581,660
31,291,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	27,536,080
12,595,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	11,335,500
975,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	947,861
8,375,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	8,232,541
1,700,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	2,512,135
2,700,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	3,870,886
8,800,000	Telefonica Emisiones SAU, EMTN, 5.597%, 3/12/2020, (GBP)	13,774,193
14,137,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	15,554,739
54,665,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	61,240,474
3,598,000	Verizon Communications, Inc., 6.100%, 4/15/2018	4,331,845
4,163,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	4,126,549
2,642,000	Verizon New England, Inc., 7.875%, 11/15/2029	3,227,372
5,260,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	5,431,823

		500,020,899

	Total Non-Convertible Bonds (Identified Cost $8,239,694,997)	9,320,552,738

Convertible Bonds — 3.7%
	Automotive — 0.5%
34,827,000	Ford Motor Co., 4.250%, 11/15/2016	55,200,795

	Life Insurance — 0.7%
72,915,000	Old Republic International Corp., 3.750%, 3/15/2018	71,912,419

	Media Non-Cable — 0.0%
512,983	Liberty Media LLC, 3.500%, 1/15/2031	309,713

	REITs — Warehouse/Industrials — 0.3%
27,359,000	ProLogis LP, 3.250%, 3/15/2015	30,949,869

	Technology — 2.2%
35,120,000	Intel Corp., 2.950%, 12/15/2035	40,388,000
137,016,000	Intel Corp., 3.250%, 8/01/2039	192,678,750
11,515,000	Lam Research Corp., Series B, 1.250%, 5/15/2018, 144A	12,090,750
880,000	Micron Technology, Inc., 1.875%, 6/01/2014	894,300

		246,051,800

	Wirelines — 0.0%
2,926,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	3,818,430

	Total Convertible Bonds (Identified Cost $321,793,747)	408,243,026

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Municipals — 0.6%
	California — 0.1%
$1,275,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (MBIA insured), 3.750%, 8/01/2028	$1,028,224
470,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (Registered), (MBIA insured), 3.750%, 8/01/2028	422,460
1,585,000	State of California, (AMBAC insured), 4.500%, 8/01/2027	1,628,492
1,285,000	State of California, (AMBAC insured), 4.500%, 8/01/2030	1,313,437
1,450,000	State of California, 4.500%, 8/01/2030	1,482,088
3,880,000	State of California (Various Purpose), (AMBAC insured), 4.500%, 12/01/2033	3,897,615

		9,772,316

	District of Columbia — 0.2%
14,680,000	Metropolitan Washington Airports Authority, 7.462%, 10/01/2046	16,178,241

	Illinois — 0.2%
530,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	535,040
24,640,000	State of Illinois, 5.100%, 6/01/2033	23,227,143

		23,762,183

	Michigan — 0.0%
2,490,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(c)	1,839,463

	Ohio — 0.0%
6,430,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047(c)	4,806,103

	Virginia — 0.1%
14,240,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)	9,081,560

	Total Municipals (Identified Cost $65,435,177)	65,439,866

	Total Bonds and Notes (Identified Cost $8,626,923,921)	9,794,235,630

Senior Loans — 0.7%
	Non-Captive Diversified — 0.5%
55,685,000	Flying Fortress, Inc., 1st Lien Term Loan, 5.000%, 6/30/2017(b)	55,893,819

	Aerospace & Defense — 0.2%
15,840,000	AWAS Finance Luxembourg S.A.R.L., Term Loan B, 5.250%, 6/10/2016(b)	15,840,000

	Total Senior Loans (Identified Cost $70,976,239)	71,733,819

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Short-Term Investments — 5.9%
2,154,697	European Financial Stability Facility Treasury Bill, 0.000%, 9/12/2012, (EUR)	$2,868,460
648,485,620	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $648,485,620 on 4/02/2012 collateralized by $82,655,000 Federal Home Loan Mortgage Corp., 0.500% due 2/24/2015 valued at $82,343,750; $50,000,000 Federal National Mortgage Association, 0.550% due 2/27/2015 valued at $49,875,000; $705,000 Federal Home Loan Mortgage Corp., 0.750% due 11/25/2014 valued at $710,288; $50,000,000 U.S. Treasury Note, 11.250% due 2/15/2015 valued at $65,937,500; $215,000,000 U.S. Treasury Note, 2.250% due 1/31/2015 valued at $226,287,500; $80,245,000 U.S. Treasury Note, 2.375% due 2/28/2015 valued at $84,850,100; $121,205,000 Federal National Mortgage Association, 1.000% due 11/04/2014 valued at $121,811,025; $26,615,000 U.S. Treasury Note, 4.250% due 11/15/2014 valued at $29,645,065 including accrued interest (Note 2 of Notes to Financial Statements)	648,485,620

	Total Short-Term Investments (Identified Cost $651,386,596)	651,354,080

	Total Investments — 95.7% (Identified Cost $9,349,286,756)(a)	10,517,323,529
	Other assets less liabilities — 4.3%	473,919,471

	Net Assets — 100.0%	$10,991,243,000

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
	At March 31, 2012, the net unrealized appreciation on investments based on a cost of $9,389,397,353 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,191,754,890
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(63,828,714)

	Net unrealized appreciation	$1,127,926,176

(b)	Variable rate security. Rate as of March 31, 2012 is disclosed.
(c)	Illiquid security. At March 31, 2012, the value of these securities amounted to $133,536,552 or 1.2% of net assets.
(d)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Bond Fund – (continued)

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of Rule 144A holdings amounted to $1,610,599,516 or 14.7% of net assets.
ABS	Asset-Backed Securities
AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

Industry Summary at March 31, 2012 (Unaudited)

Treasuries	17.2%
Banking	10.6
Technology	5.2
Wirelines	4.5
Non-Captive Diversified	3.7
Pipelines	3.6
Commercial Mortgage-Backed Securities	3.3
Electric	2.7
Airlines	2.6
Local Authorities	2.4
Other Investments, less than 2% each	34.0
Short-Term Investments	5.9

Total Investments	95.7
Other assets less liabilities	4.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Investment Grade Bond Fund – (continued)

Currency Exposure at March 31, 2012 (Unaudited)

United States Dollar	69.1%
Canadian Dollar	10.5
New Zealand Dollar	4.1
Norwegian Krone	3.2
Euro	3.0
Australian Dollar	2.9
Other, less than 2% each	2.9

Total Investments	95.7
Other assets less liabilities	4.3

Net Assets	100.0%

See accompanying notes to financial statements.

29  |

This Page Intentionally Left Blank

|  30

Statement of Assets and Liabilities

March 31, 2012 (Unaudited)

ASSETS
Investments at cost	$9,349,286,756
Net unrealized appreciation	1,168,036,773

Investments at value	10,517,323,529
Cash	14,873
Foreign currency at value (identified cost $1,001,821)	808,317
Receivable for Fund shares sold	30,270,777
Receivable for securities sold	314,405,605
Interest receivable	148,216,302
Tax reclaims receivable	128,665

TOTAL ASSETS	11,011,168,068

LIABILITIES
Payable for securities purchased	2,592,966
Payable for Fund shares redeemed	12,126,525
Foreign taxes payable (Note 2)	22,541
Management fees payable (Note 5)	3,726,804
Deferred Trustees’ fees (Note 5)	365,661
Administrative fees payable (Note 5)	419,808
Payable to distributor (Note 5d)	144,438
Other accounts payable and accrued expenses	526,325

TOTAL LIABILITIES	19,925,068

NET ASSETS	$10,991,243,000

NET ASSETS CONSIST OF:
Paid-in capital	$9,811,927,959
Undistributed net investment income	7,034,175
Accumulated net realized gain on investments and foreign currency transactions	4,415,890
Net unrealized appreciation on investments and foreign currency translations	1,167,864,976

NET ASSETS	$10,991,243,000

See accompanying notes to financial statements.

31  |

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$2,704,721,249

Shares of beneficial interest	218,205,102

Net asset value and redemption price per share	$12.40

Offering price per share (100/95.50 of net asset value) (Note 1)	$12.98

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$13,111,144

Shares of beneficial interest	1,063,067

Net asset value and offering price per share	$12.33

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$2,209,875,599

Shares of beneficial interest	179,728,316

Net asset value and offering price per share	$12.30

Class Y shares:
Net assets	$6,053,632,172

Shares of beneficial interest	488,034,494

Net asset value, offering and redemption price per share	$12.40

Admin Class shares:
Net assets	$9,902,836

Shares of beneficial interest	800,083

Net asset value, offering and redemption price per share	$12.38

See accompanying notes to financial statements.

|  32

Statement of Operations

For the Six Months Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME
Interest	$265,405,744
Less net foreign taxes withheld	(4,939)

265,400,805

Expenses
Management fees (Note 5)	20,656,199
Service and distribution fees (Note 5)	14,586,350
Administrative fees (Note 5)	2,376,373
Trustees’ fees and expenses (Note 5)	121,417
Transfer agent fees and expenses (Notes 5 and 6)	6,098,925
Audit and tax services fees	30,086
Custodian fees and expenses	217,747
Legal fees (Note 6)	74,226
Registration fees (Note 6)	402,946
Shareholder reporting expenses (Note 6)	623,325
Miscellaneous expenses	132,672

Total expenses	45,320,266
Fee/expense recovery (Note 5)	26,917

Net expenses	45,347,183

Net investment income	220,053,622

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	33,530,220
Foreign currency transactions	(190,680)
Net change in unrealized appreciation (depreciation) on:
Investments	362,817,688
Foreign currency translations	2,803,437

Net realized and unrealized gain on investments and foreign currency transactions	398,960,665

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$619,014,287

See accompanying notes to financial statements.

33  |

Statement of Changes in Net Assets

	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$220,053,622	$431,680,023
Net realized gain on investments and foreign currency transactions	33,339,540	192,463,151
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	365,621,125	(325,162,613)

Net increase in net assets resulting from operations	619,014,287	298,980,561

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(80,698,201)	(135,092,743)
Class B	(330,903)	(629,400)
Class C	(53,298,864)	(94,388,368)
Class Y	(153,040,149)	(221,472,525)
Admin Class	(206,726)	(116,800)
Class J	(1,366,652)	(5,237,024)
Net realized capital gains
Class A	(26,530,935)	(60,444,223)
Class B	(123,858)	(338,411)
Class C	(20,065,620)	(51,169,312)
Class Y	(48,043,542)	(92,540,414)
Admin Class	(72,361)	(26,910)
Class J	(427,583)	(2,664,737)

Total distributions	(384,205,394)	(664,120,867)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	948,421,332	(137,153,662)

Net increase (decrease) in net assets	1,183,230,225	(502,293,968)
NET ASSETS
Beginning of the period	9,808,012,775	10,310,306,743

End of the period	$10,991,243,000	$9,808,012,775

UNDISTRIBUTED NET INVESTMENT INCOME	$7,034,175	$75,922,048

See accompanying notes to financial statements.

|  34

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
INVESTMENT GRADE BOND FUND
Class A
3/31/2012(f)	$12.12	$0.26	$0.48	$0.74	$(0.35)	$(0.11)	$(0.46)
9/30/2011	12.56	0.57	(0.15)	0.42	(0.60)	(0.26)	(0.86)
9/30/2010	11.64	0.55	0.96	1.51	(0.56)	(0.03)	(0.59)
9/30/2009	10.54	0.60	1.22	1.82	(0.59)	(0.13)	(0.72)
9/30/2008	11.73	0.60	(1.15)	(0.55)	(0.64)	—	(0.64)
9/30/2007	11.35	0.58	0.42	1.00	(0.62)	—	(0.62)
Class B
3/31/2012(f)	12.06	0.22	0.46	0.68	(0.30)	(0.11)	(0.41)
9/30/2011	12.50	0.47	(0.14)	0.33	(0.51)	(0.26)	(0.77)
9/30/2010	11.59	0.45	0.95	1.40	(0.46)	(0.03)	(0.49)
9/30/2009	10.50	0.51	1.21	1.72	(0.50)	(0.13)	(0.63)
9/30/2008	11.68	0.50	(1.14)	(0.64)	(0.54)	—	(0.54)
9/30/2007	11.31	0.47	0.43	0.90	(0.53)	—	(0.53)
Class C
3/31/2012(f)	12.03	0.21	0.48	0.69	(0.31)	(0.11)	(0.42)
9/30/2011	12.47	0.47	(0.14)	0.33	(0.51)	(0.26)	(0.77)
9/30/2010	11.56	0.46	0.96	1.42	(0.48)	(0.03)	(0.51)
9/30/2009	10.47	0.52	1.22	1.74	(0.52)	(0.13)	(0.65)
9/30/2008	11.66	0.51	(1.15)	(0.64)	(0.55)	—	(0.55)
9/30/2007	11.30	0.49	0.42	0.91	(0.55)	—	(0.55)
Class Y
3/31/2012(f)	12.13	0.28	0.47	0.75	(0.37)	(0.11)	(0.48)
9/30/2011	12.56	0.60	(0.14)	0.46	(0.63)	(0.26)	(0.89)
9/30/2010	11.65	0.58	0.95	1.53	(0.59)	(0.03)	(0.62)
9/30/2009	10.55	0.62	1.23	1.85	(0.62)	(0.13)	(0.75)
9/30/2008	11.73	0.64	(1.15)	(0.51)	(0.67)	—	(0.67)
9/30/2007	11.36	0.61	0.41	1.02	(0.65)	—	(0.65)
Admin Class
3/31/2012(f)	12.11	0.25	0.47	0.72	(0.34)	(0.11)	(0.45)
9/30/2011	12.55	0.54	(0.15)	0.39	(0.57)	(0.26)	(0.83)
9/30/2010*	11.80	0.33	0.73	1.06	(0.31)	—	(0.31)

*	From commencement of Class operations on February 1, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

35  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)		Net investment income (%) (e)	Portfolio turnover rate (%)

$12.40	6.19	$2,704,721	0.85		0.85		4.29	8
12.12	3.47	2,705,810	0.81		0.81		4.56	19
12.56	13.41	3,092,956	0.81		0.81		4.58	25
11.64	18.64	2,946,489	0.80		0.80		5.87	30
10.54	(5.12)	1,867,335	0.80		0.80		5.20	35
11.73	9.14	834,736	0.83		0.83		5.05	35

12.33	5.82	13,111	1.59		1.59		3.54	8
12.06	2.70	13,549	1.56		1.56		3.81	19
12.50	12.43	17,113	1.65		1.65		3.74	25
11.59	17.59	17,489	1.67		1.67		5.07	30
10.50	(5.88)	16,009	1.65	(g)	1.65	(g)	4.29	35
11.68	8.17	17,082	1.70		1.71		4.16	35

12.30	5.76	2,209,876	1.60		1.60		3.54	8
12.03	2.71	2,091,834	1.56		1.56		3.81	19
12.47	12.58	2,593,324	1.56		1.56		3.83	25
11.56	17.80	2,495,305	1.56		1.56		5.09	30
10.47	(5.84)	1,333,421	1.55		1.55		4.45	35
11.66	8.28	605,934	1.57		1.57		4.30	35

12.40	6.32	6,053,632	0.60		0.60		4.55	8
12.13	3.81	4,887,742	0.56		0.56		4.81	19
12.56	13.60	4,473,001	0.56		0.56		4.82	25
11.65	18.94	3,531,187	0.54		0.54		6.01	30
10.55	(4.79)	1,044,046	0.53		0.53		5.48	35
11.73	9.32	448,873	0.55	(g)	0.55	(g)	5.33	35

12.38	5.99	9,903	1.10		1.10		4.04	8
12.11	3.26	5,967	1.07		1.07		4.32	19
12.55	9.13	879	1.08		7.68		4.06	25

(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	For the six months ended March 31, 2012 (Unaudited).
(g)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  36

Notes to Financial Statements

March 31, 2012 (Unaudited)

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Investment Grade Bond Fund (the “Fund”).

The Fund is a diversified investment company.

Effective January 1, 2012, the name of the Fund’s administrator changed from Natixis Asset Management Advisors, L.P. to NGAM Advisors, L.P. (“NGAM Advisors”) and the name of the Fund’s distributor changed from Natixis Distributors, L.P. to NGAM Distribution, L.P. (“NGAM Distribution”).

The Fund offers Class A, Class C, Class Y and Admin Class shares. Class J shares ceased to be offered on October 17, 2011 and were liquidated after the close of business on January 11, 2012. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (Rule 12b-1 service and distribution fees for Class A, Class B, Class C and Admin Class). For the period from October 1, 2011 through January 11, 2012, Class J incurred

37  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

class-specific expenses for Rule 12b-1 service and distribution, registration, legal, shareholder reporting and transfer agent fees. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Broker-dealer bid quotations may also be used to value debt securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity

|  38

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or

39  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

There were no forward foreign currency contracts held by the Fund during the six months ended March 31, 2012.

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of March 31, 2012 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statement of Assets and Liabilities.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as redemption in-kind gain/loss, deferred Trustees’ fees, capital gains tax paid in connection with redemptions in-kind, foreign currency transactions, paydown adjustments and premium amortization. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to premium amortization, deferred Trustees’

|  40

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

fees, defaulted bond accruals, contingent payment debt instruments and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2011 was as follows:

2011 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total
$554,809,060	$109,311,807	$664,120,867

Differences between these amounts and those reported in the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Additionally, capital losses realized in taxable years beginning after the effective date of the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

g.  Repurchase Agreements.  It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt

41  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the six months ended March 31, 2012, the Fund did not loan securities under this agreement.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

|  42

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2012, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$76,357,274	$5,495,012	$81,852,286
Non-Captive Consumer	1,365,703	174,406,286	—	175,771,989
Paper	—	116,371,737	4,800,706	121,172,443
All Other Non-Convertible Bonds(a)	—	8,941,756,020	—	8,941,756,020

Total Non-Convertible Bonds	1,365,703	9,308,891,317	10,295,718	9,320,552,738

Convertible Bonds(a)	—	408,243,026	—	408,243,026

Municipals(a)	—	65,439,866	—	65,439,866

Total Bonds and Notes	1,365,703	9,782,574,209	10,295,718	9,794,235,630

Senior Loans(a)	—	71,733,819	—	71,733,819
Short-Term Investments	—	651,354,080	—	651,354,080

Total	$1,365,703	$10,505,662,108	$10,295,718	$10,517,323,529

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of March 31, 2012:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$5,230,461	$—	$—	$264,551	$—
Paper	—	684	—	(1,034,527)	—
Treasuries	538,615	14,570	(671,562)	421,513	—

Total	$5,769,076	$15,254	$(671,562)	$(348,463)	$—

43  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2012
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$—	$5,495,012	$264,551
Paper	—	5,834,549	—	4,800,706	(1,034,527)
Treasuries	(303,136)	—	—	—	—

Total	$(303,136)	$5,834,549	$—	$10,295,718	$(769,976)

A debt security valued at $5,834,549 was transferred from Level 2 to Level 3 during the period ended March 31, 2012. At September 30, 2011, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service; at March 31, 2012, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service either was unable to price the security or did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

In May 2011, Accounting Standard Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” was issued and is effective for interim and annual periods beginning after December 15, 2011. The ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. Notwithstanding the projected regulatory implementation date of June 30, 2012 for the Fund, Management has already implemented disclosure of all transfers between Level 1 and Level 2, and the reasons for the transfers. Management is currently evaluating the impact, if any, the Level 3 disclosures may have on the Fund’s financial statements.

4.  Purchases and Sales of Securities.  For the six months ended March 31, 2012, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $751,267,701 and $416,663,867, respectively. Purchases and sales of U.S. Government/Agency securities

|  44

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

(excluding short-term investments and including paydowns) were $303,441,395 and $311,877,284, respectively.

5.   Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.40% of average daily net assets, calculated daily and payable monthly.

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until January 31, 2013 and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the six months ended March 31, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class Y	Admin Class
0.95%	1.70%	1.70%	0.70%	1.20%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended March 31, 2012, the management fees for the Fund were $20,656,199 (0.40% of average daily net assets).

For the period from October 1, 2011 through January 11, 2012, $26,917 in expense reimbursements related to the prior fiscal year were recovered for Class J.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

45  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”), a Distribution and Service Plan relating to the Fund’s Class B and Class C shares (the “Class B and Class C Plans”), and a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B and Class C shares.

Under the Admin Class Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

Class J shares, liquidated as of the close of business on January 11, 2012, were subject to a monthly shareholder service fee at an annual rate of 0.25% and a monthly distribution fee at an annual rate of 0.50% of the average daily net assets attributable to the Fund’s Class J shares, both payable to Loomis Sayles Distributors, pursuant to a shareholder service and distribution plan adopted under Rule 12b-1.

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Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

For the six months ended March 31, 2012 the Fund paid the following service and distribution fees:

Service Fees				Distribution Fees
Class A	Class B	Class C	Admin Class	Class B	Class C	Admin Class
$3,573,344	$16,709	$2,690,045	$9,998	$50,127	$8,070,136	$9,998

For the period from October 1, 2011 through January 11, 2012, the Fund paid the following service and distribution fees for Class J:

Service Fees	Distribution Fees
$55,331	$110,662

c.  Administrative Fees.   NGAM Advisors provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the six months ended March 31, 2012, the Fund paid $2,376,373 in administrative fees to NGAM Advisors.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Fund if the shares of those customers were registered directly with the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally are a percentage of the value of shares held) not to exceed what the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of being held through the intermediaries.

For the six months ended March 31, 2012, the Fund paid $5,460,661 in sub-transfer agent fees which are reflected in transfer agent fees and expenses in the Statement of Operations. As of March 31, 2012, the Fund owes NGAM Distribution $144,438 in reimbursement for sub-transfer agent fees.

47  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution were $1,660,554 for the six months ended March 31, 2012.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2012, the Chairperson of the Board received a retainer fee at the annual rate of $250,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $80,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

g.  Affiliated Ownership.  At March 31, 2012, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of beneficial interest in the Fund representing 0.06% of net assets.

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Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

6.  Class-Specific Expenses.  For the period from October 1, 2011 through January 11, 2012, the Fund incurred the following class-specific expenses:

Class J
Transfer Agent Fees and Expenses	$2,327
Registration Fees	(1,250)
Legal Fees	(380)
Shareholder Reporting Expenses	(4,861)

Transfer agent, registration, legal, and shareholder reporting fees and expenses attributable to Class A, Class B, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

7.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Effective April 19, 2012, the commitment fee will be 0.10% per annum.

For the six months ended March 31, 2012, the Fund had no borrowings under these agreements.

8.  Concentration of Risk.  The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

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Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

9.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	54,826,871	$669,696,872	69,625,794	$863,861,783
Issued in connection with the reinvestment of distributions	7,727,369	93,092,639	13,344,354	163,533,181
Redeemed	(67,516,874)	(827,350,019)	(106,122,504)	(1,311,579,537)

Net change	(4,962,634)	$(64,560,508)	(23,152,356)	$(284,184,573)

Class B
Issued from the sale of shares	49,625	$600,193	61,769	$756,452
Issued in connection with the reinvestment of distributions	22,510	269,690	44,034	536,387
Redeemed	(132,071)	(1,604,411)	(352,124)	(4,333,694)

Net change	(59,936)	$(734,528)	(246,321)	$(3,040,855)

Class C
Issued from the sale of shares	18,021,721	$218,027,625	22,844,773	$280,915,141
Issued in connection with the reinvestment of distributions	3,463,025	41,363,910	6,164,352	74,907,182
Redeemed	(15,630,455)	(189,616,157)	(63,181,424)	(774,669,875)

Net change	5,854,291	$69,775,378	(34,172,299)	$(418,847,552)

Class Y
Issued from the sale of shares	121,066,173	$1,482,721,303	183,967,802	$2,281,887,609
Issued in connection with the reinvestment of distributions	13,544,283	163,280,101	19,605,289	240,531,850
Redeemed	(49,436,636)	(603,358,197)	(139,729,544)	(1,726,639,001)
Redeemed in-kind (Note 10)	—	—	(16,974,699)	(206,412,335)

Net change	85,173,820	$1,042,643,207	46,868,848	$589,368,123

Admin Class
Issued from the sale of shares	422,947	$5,117,296	471,161	$5,852,745
Issued in connection with the reinvestment of distributions	13,930	167,631	7,731	95,009
Redeemed	(129,576)	(1,568,292)	(56,141)	(693,953)

Net change	307,301	$3,716,635	422,751	$5,253,801

Class J
Issued from the sale of shares	—	$—	712,300	$8,854,789
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed*	(8,514,614)	(102,418,852)	(2,804,526)	(34,557,395)

Net change	(8,514,614)	$(102,418,852)	(2,092,226)	$(25,702,606)

Increase (decrease) from capital share transactions	77,798,228	$948,421,332	(12,371,603)	$(137,153,662)

*For	the period from October 1, 2011 through January 11, 2012.

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Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

10.  Redemption In-Kind.  In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital.

51  |

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

SEMI-ANNUAL REPORT

MARCH 31, 2012

LOOMIS SAYLES SMALL CAP GROWTH FUND

Fund and manager review

FUND FACTS

Managers:

Mark F. Burns, CFA

John Slavik, CFA

Symbols:

Institutional Class	LSSIX
Retail Class	LCGRX

Objective:

Long-term capital growth from investments in common stocks or other equity securities

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the Fund may invest in companies of any size.

The fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date:

December 31, 1996

Net Assets:

$587.2 million

Market Conditions

Ongoing concerns related to the sovereign debt crisis in Europe contributed to market volatility during the second half of 2011. The European Central Bank’s December 2011 decision to open a low-interest financing program for banks helped calm the markets. Improved investor sentiment sparked a rally among stocks. The U.S. economy continued to show signs of improvement, with increased strength in consumer spending and job growth. Against this backdrop, small-cap stock performance was particularly strong during the first quarter of 2012, and it represented the best first quarter performance since 2006.

Performance Results

For the six months ended March 31, 2012, Institutional Class shares of Loomis Sayles Small Cap Growth Fund returned 26.63%. The fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 30.26% for the period.

Explanation of Fund Performance

Despite its positive absolute return, the fund underperformed relative to the benchmark primarily due to stock selection in the healthcare and producer durables sectors. The largest positive contributions came from stock selection in the technology and energy sectors.

Technology companies DealerTrack Holdings, Allot Communications and Sourcefire were among the fund’s top individual contributors for the six-month period. Shares of DealerTrack Holdings, a provider of on-demand software and data solutions for the U.S. automotive industry, rallied due to better-than-expected growth in the company’s transaction revenue. This was a function of easing financing to consumers on new and used automobile purchases — a trend we expect will continue. Allot Communications, a leader in network traffic technology, benefited as wireless carriers across the board continued to adopt its must-have technology to monitor data traffic. Recent outperformance was due to favorable fourth-quarter results and strong guidance

1  |

for 2012. Sourcefire, a security software specialist, has been rapidly gaining market share. Recent outperformance was due to strong fourth-quarter results and attractive 2012 revenue guidance. The company is also in the initial stages of a new product launch that should help secure market share growth into the future.

The largest individual detractors from fund performance for the last six months included ZELTIQ Aesthetics, DexCom and Diamond Foods. ZELTIQ Aesthetics, a developer of a non-invasive fat-elimination procedure called CoolSculpting, had a disappointing launch. While the product is FDA-approved, unit placements have been slow, and potential competition is on the horizon. This led to weak results, and we exited the position. DexCom, a medical device company focused on glucose monitoring devices for Type 2 diabetes patients, was forced to push out its product launch due to another in a string of requests from the FDA for more data. DexCom’s next-generation product will be a significant move toward integrating glucose sensor and insulin pump devices, which are the two critical components of an artificial pancreas. We sold this position due to our stop-loss discipline. Diamond Foods, a snack and nut company, delivered strong and improving results during the two years we owned its stock. The combination of strong earnings and positive forecasts for its Pringles acquisition pushed the stock higher, and we trimmed our position size into that strength. In the fourth quarter of 2011, an Securities and Exchange Commission inquiry into timing problems related to payments between Diamond’s walnut co-op and walnut growers triggered a sharp decline in its stock price. Our stop-loss strategy triggered a sale, and the stock declined further after we exited the position.

Outlook

While volatility was markedly lower during the first quarter of 2012, rising volatility in the second quarter could have a positive effect on valuations among higher-quality stocks. Given the quality bias in the fund, we believe higher volatility may be beneficial to performance. In addition, because the first-quarter rally in small-cap stocks was led primarily by low-quality holdings, we believe valuations on quality businesses appear more attractive.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

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LOOMIS SAYLES SMALL CAP GROWTH FUND

Average Annual Total Returns

March 31, 2012

	6 months	1 year	5 years	10 years

Institutional Class (Inception 12/31/96)	26.63%	2.64%	7.12%	6.94%
Retail Class (Inception 12/31/96)	26.31	2.29	6.85	6.67

Comparative Performance
Russell 2000 Growth Index(c)	30.26	0.68	4.15	6.00
Russell 2000 Index(c)	29.83	-0.18	2.13	6.45
Lipper Small-Cap Growth Funds Index(c)	28.86	1.35	3.16	5.19
Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 0.98% Retail: 1.27%

Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.98% Retail: 1.25%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/13. Contracts are reevaluated on an annual basis.

Cumulative Performance

March 31, 2002 to March 31, 2012(a)(b)

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees and expenses.
(b)	The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.
(c)	See page 7 for a description of the indices.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Fund and manager review

FUND FACTS

Managers:

Joseph Gatz, CFA

Jeffrey Schwartz, CFA

Symbols:

Institutional Class	LSSCX
Retail Class	LSCRX
Admin Class	LSVAX

Objective:

Long-term capital growth from investments in common stocks or other equity securities

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the Fund may invest in companies of any size.

The fund may invest up to 20% of its assets in securities of foreign issuers including emerging market securities.

Fund Inception Date:

May 13, 1991

Class Inception Date:

Institutional Class: May 13, 1991

Retail Class: December 31, 1996

Admin Class: January 2, 1998

Net Assets:

$1.0 billion

Market Conditions

Beginning in the fourth quarter of 2011, back-to-back quarters of strong equity returns were a welcome respite from the market volatility that has persisted largely since the 2008 financial crisis. Following a particularly tumultuous summer, investor sentiment began to improve at the end of 2011, helped along by the European Central Bank’s decision to extend low-cost financing to European banks. Additionally, improving business conditions and moderate but steady employment gains in the United States helped boost consumer confidence, further supporting the rally within the markets. Returns from small-cap value and small-cap growth stocks were similar, with both indexes returning nearly 30% for the six-month period. Leading sectors in the Russell 2000 Value index included economically sensitive consumer discretionary, materials and processing and producer durables, while less economically sensitive utilities and consumer staples lagged.

Performance Results

For the six months ended March 31, 2012, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned 31.53%. The fund outperformed its benchmark, the Russell 2000 Value Index, which returned 29.41% for the period.

Explanation of Fund Performance

Stock selection was a significant positive influence on fund performance, with favorable trends in technology and energy offsetting negative selection in financial services. Sector allocation also contributed, with the favorable impact of an underweight in utilities offsetting the impact of maintaining a small cash balance during a strong market rally.

The fund’s top-performing stocks for the period included WellCare Health Plans, Wright Express and W.R. Grace. WellCare, a managed care provider for government-sponsored healthcare programs, reported strong earnings on favorable utilization trends and solid

|  4

cost controls during the final two quarters of 2011. Wright Express, a provider of payment processing and information services for commercial and government vehicle fleets, rallied sharply on strong earnings, which exceeded consensus forecasts and the company’s prior guidance. W. R. Grace, a manufacturer of specialty chemicals and construction products, also surpassed its prior earnings expectations, which drove shares higher.

Leading detractors for the six-month period included PHH, DFC Global and RadioShack. PHH, an outsource provider of mortgages and vehicle fleet services, sold off sharply late in 2011 on a debt-rating downgrade by Standard & Poor’s. While the downgrade may result in a higher cost of funding in the intermediate term, we eliminated our position on concerns about ongoing strategic issues. DFC Global, a provider of consumer loans, including pawn and payday lending services, was among the fund’s top performers during the first nine months of 2011. Profit-taking weighed on the stock in late 2011 and early 2012, and regulatory issues in the United Kingdom, a key growth market for the company, emerged during the period. We concluded the selloff in the stock is based on a scenario far worse than what we believe is likely to occur. We initiated a small position in RadioShack, a retailer of consumer electronics goods and services, in late 2011, following the appointment of new management and the implementation of new initiatives to turn around the business. Early results from the turnaround strategy fell short of our expectations, and we quickly eliminated the position.

Outlook

Stock market valuation indicators suggest equities are attractively valued relative to history, and we believe that stocks remain attractively valued relative to interest rates. Furthermore, investors appear less distracted than they have been by macroeconomic issues and more focused on the performance of individual companies. Another favorable factor for equities is dividend growth: we believe dividends are positioned to grow faster than earnings this year.

In the near term, we are most concerned about factors that could cause a spike in oil prices. Looking out further, Congress and the president will be required to act on a long list of expiring tax measures and the debt ceiling, while the November elections introduce another level of uncertainty. However, the market’s current attractive valuation may already reflect some of these risks. Elsewhere, a slowdown in China and a potential recession in the euro zone remain as risks. At the same time, there are reasons to be optimistic. The U.S. banking system is in substantially better shape than it was in recent years, and the euro zone banks have taken important steps to address their challenges. Considering the key positive and negative factors, we believe equities should remain attractive longer-term investment alternatives.

What You Should Know

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

5  |

LOOMIS SAYLES SMALL CAP VALUE FUND

Average Annual Total Returns

March 31, 2012

	6 months	1 year	5 years	10 years

Institutional Class (Inception 5/13/91)	31.53%	2.33%	3.76%	7.74%

Retail Class (Inception 12/31/96)	31.30	2.04	3.50	7.47
Admin Class (Inception 1/2/98)	31.17	1.79	3.24	7.20

Comparative Performance
Russell 2000 Value Index(c)	29.41	-1.07	0.01	6.59
Russell 2000 Index(c)	29.83	-0.18	2.13	6.45
Lipper Small-Cap Core Funds Index(c)	27.47	0.01	2.99	6.63

Gross expense ratio (before fee waivers and/or expense reimbursements)*
Institutional: 1.02% Retail: 1.31% Admin: 1.61%
Net expense ratio (after fee waivers and/or expense reimbursements)*
Institutional: 0.99% Retail: 1.24% Admin: 1.49%
*	As stated in the most recent prospectus. Waivers/reimbursements are contractual and are set to expire on 1/31/13. Contracts are reevaluated on an annual basis.

Cumulative Performance

March 31, 2002 to March 31, 2012(a)(b)

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Performance data reflects certain fee waivers and/or expense reimbursements, if any, without which performance would be lower.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses.
(b)	The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.
(c)	See page 7 for a description of the indices.

|  6

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Index Definitions

Indices are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Lipper Small-Cap Core Funds Index is an unmanaged index that tracks the average performance of the 30 largest small-cap core funds according to Lipper Inc.

Lipper Small-Cap Growth Funds Index is an unmanaged index that tracks the average performance of the 30 largest small-cap growth funds according to Lipper Inc.

Source: Lipper, Inc.

Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

Russell 2000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2011 is available on (i) the funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

7  |

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each fund shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2011 through March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 10/1/2011	Ending Account Value 3/31/2012	Expenses Paid During Period* 10/1/2011 – 3/31/2012
Actual	$1,000.00	$1,266.30	$5.38
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80

Retail Class
Actual	$1,000.00	$1,263.10	$7.07
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31
*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.95% and 1.25% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

|  8

Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 10/1/2011	Ending Account Value 3/31/2012	Expenses Paid During Period* 10/1/2011 – 3/31/2012
Actual	$1,000.00	$1,315.30	$5.21
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

Retail Class
Actual	$1,000.00	$1,313.00	$6.65
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81

Admin Class
Actual	$1,000.00	$1,311.70	$8.09
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.06

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15% and 1.40% for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

9  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 96.8% of Net Assets

	Aerospace & Defense – 2.9%
88,786	HEICO Corp.	$4,580,470
273,625	Hexcel Corp.(b)	6,569,736
95,591	Triumph Group, Inc.	5,989,732

		17,139,938

	Air Freight & Logistics – 0.9%
150,158	HUB Group, Inc., Class A(b)	5,410,193

	Auto Components – 2.2%
391,378	Amerigon, Inc.(b)	6,332,496
170,608	Tenneco, Inc.(b)	6,338,087

		12,670,583

	Biotechnology – 5.2%
171,121	Aegerion Pharmaceuticals, Inc.(b)	2,366,603
354,831	Alkermes PLC(b)	6,582,115
127,806	Cepheid, Inc.(b)	5,346,125
143,722	Cubist Pharmaceuticals, Inc.(b)	6,215,977
364,964	Exact Sciences Corp.(b)	4,072,998
282,753	Idenix Pharmaceuticals, Inc.(b)	2,768,152
399,167	Neurocrine Biosciences, Inc.(b)	3,181,361

		30,533,331

	Building Products – 0.7%
348,465	NCI Building Systems, Inc.(b)	4,010,832

	Capital Markets – 3.3%
228,158	Evercore Partners, Inc., Class A	6,632,553
303,394	Financial Engines, Inc.(b)	6,783,890
165,589	Stifel Financial Corp.(b)	6,265,888

		19,682,331

	Chemicals – 0.9%
438,343	Flotek Industries, Inc.(b)	5,268,883

	Commercial Banks – 3.1%
100,108	Signature Bank(b)	6,310,809
95,256	SVB Financial Group(b)	6,128,771
166,823	Texas Capital Bancshares, Inc.(b)	5,775,412

		18,214,992

	Commercial Services & Supplies – 1.7%
253,640	Mobile Mini, Inc.(b)	5,356,877
146,756	Waste Connections, Inc.	4,773,972

		10,130,849

	Communications Equipment – 1.0%
355,832	Ciena Corp.(b)	5,760,920

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Construction & Engineering – 0.7%
243,915	MasTec, Inc.(b)	$4,412,422

	Consumer Finance – 0.8%
106,541	First Cash Financial Services, Inc.(b)	4,569,543

	Diversified Consumer Services – 0.9%
314,483	Grand Canyon Education, Inc.(b)	5,585,218

	Electrical Equipment – 0.3%
81,339	Thermon Group Holdings, Inc.(b)	1,663,383

	Electronic Equipment, Instruments & Components – 2.6%
98,410	IPG Photonics Corp.(b)	5,122,240
291,629	Maxwell Technologies, Inc.(b)	5,345,560
142,664	Measurement Specialties, Inc.(b)	4,807,777

		15,275,577

	Energy Equipment & Services – 3.9%
81,838	Dril-Quip, Inc.(b)	5,321,107
90,595	Lufkin Industries, Inc.	7,306,487
671,024	Newpark Resources, Inc.(b)	5,495,686
85,813	Oceaneering International, Inc.	4,624,463

		22,747,743

	Food & Staples Retailing – 1.0%
126,700	Fresh Market, Inc. (The)(b)	6,075,265

	Health Care Equipment & Supplies – 7.0%
184,060	Abaxis, Inc.(b)	5,361,668
192,468	Align Technology, Inc.(b)	5,302,494
113,209	Cyberonics, Inc.(b)	4,316,659
239,567	Insulet Corp.(b)	4,585,312
253,306	NxStage Medical, Inc.(b)	4,881,207
287,813	Tornier NV(b)	7,396,794
192,489	Volcano Corp.(b)	5,457,063
42,043	Zoll Medical Corp.(b)	3,894,443

		41,195,640

	Health Care Providers & Services – 4.0%
98,410	Catalyst Health Solutions, Inc.(b)	6,271,669
271,773	Hanger Orthopedic Group, Inc.(b)	5,940,958
162,160	HMS Holdings Corp.(b)	5,061,014
291,231	Team Health Holdings, Inc.(b)	5,987,709

		23,261,350

	Health Care Technology – 1.3%
98,517	SXC Health Solutions Corp.(b)	7,384,834

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Hotels, Restaurants & Leisure – 4.9%
243,047	Bravo Brio Restaurant Group, Inc.(b)	$4,851,218
154,257	Life Time Fitness, Inc.(b)	7,800,777
27,183	Panera Bread Co., Class A(b)	4,374,288
29,247	Peet’s Coffee & Tea, Inc.(b)	2,155,504
221,779	Shuffle Master, Inc.(b)	3,903,310
341,405	Texas Roadhouse, Inc.	5,680,979

		28,766,076

	Internet Software & Services – 5.2%
246,986	Angie’s List, Inc.(b)	4,665,565
207,356	Brightcove, Inc.(b)	5,142,429
193,528	Constant Contact, Inc.(b)	5,765,199
300,399	DealerTrack Holdings, Inc.(b)	9,090,074
132,295	Liquidity Services, Inc.(b)	5,926,816

		30,590,083

	IT Services – 2.0%
363,170	InterXion Holding NV(b)	6,518,901
322,520	ServiceSource International, Inc.(b)	4,992,610

		11,511,511

	Life Sciences Tools & Services – 1.0%
243,431	Luminex Corp.(b)	5,684,114

	Machinery – 4.7%
115,746	Chart Industries, Inc.(b)	8,487,654
157,343	RBC Bearings, Inc.(b)	7,258,233
154,110	Robbins & Myers, Inc.	8,021,426
95,445	Westport Innovations, Inc.(b)	3,905,609

		27,672,922

	Media – 0.4%
219,129	MDC Partners, Inc., Class A	2,436,714

	Oil, Gas & Consumable Fuels – 5.1%
161,526	Approach Resources, Inc.(b)	5,968,386
282,140	Halcon Resources Corp.(b)	2,646,473
168,999	Oasis Petroleum, Inc.(b)	5,210,239
129,784	Petroleum Development Corp.(b)	4,813,689
113,775	Rosetta Resources, Inc.(b)	5,547,669
134,007	World Fuel Services Corp.	5,494,287

		29,680,743

	Pharmaceuticals – 1.6%
283,634	Optimer Pharmaceuticals, Inc.(b)	3,942,512
90,685	Questcor Pharmaceuticals, Inc.(b)	3,411,570
84,566	Vivus, Inc.(b)	1,890,896

		9,244,978

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Professional Services – 5.5%
78,318	Advisory Board Co. (The)(b)	$6,940,541
208,920	Corporate Executive Board Co. (The)	8,985,649
92,810	CoStar Group, Inc.(b)	6,408,531
152,979	FTI Consulting, Inc.(b)	5,739,772
117,477	Huron Consulting Group, Inc.(b)	4,412,436

		32,486,929

	Road & Rail – 0.9%
97,652	Genesee & Wyoming, Inc., Class A(b)	5,329,846

	Semiconductors & Semiconductor Equipment – 6.3%
175,843	Cavium, Inc.(b)	5,440,582
222,222	Ceva, Inc.(b)	5,046,662
123,149	Cymer, Inc.(b)	6,157,450
132,007	EZchip Semiconductor Ltd.(b)	5,719,863
103,153	Hittite Microwave Corp.(b)	5,602,239
130,501	Silicon Laboratories, Inc.(b)	5,611,543
95,293	Volterra Semiconductor Corp.(b)	3,279,509

		36,857,848

	Software – 8.3%
326,710	Allot Communications Ltd.(b)	7,596,008
263,382	Ariba, Inc.(b)	8,615,225
103,157	CommVault Systems, Inc.(b)	5,120,713
126,252	Guidewire Software, Inc.(b)	3,886,037
88,646	Imperva, Inc.(b)	3,470,491
180,986	QLIK Technologies, Inc.(b)	5,791,552
154,177	Sourcefire, Inc.(b)	7,420,539
96,575	Ultimate Software Group, Inc.(The)(b)	7,077,016

		48,977,581

	Specialty Retail – 5.6%
310,619	Asbury Automotive Group, Inc.(b)	8,386,713
112,817	Hibbett Sports, Inc.(b)	6,154,167
269,145	Lumber Liquidators Holdings, Inc.(b)	6,758,231
58,811	Ulta Salon, Cosmetics & Fragrance, Inc.	5,462,954
133,640	Vitamin Shoppe, Inc.(b)	5,908,225

		32,670,290

	Textiles, Apparel & Luxury Goods – 0.9%
108,988	Oxford Industries, Inc.	5,538,770

	Total Common Stocks (Identified Cost $486,632,663)	568,442,232

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Growth Fund – continued

Principal Amount	Description	Value (†)

Short-Term Investments – 4.8%
$28,317,838	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $28,317,838 on 4/02/2012 collateralized by $27,380,000 U.S. Treasury Note, 2.625% due 6/30/2014 valued at $28,885,900 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $28,317,838)	$28,317,838

	Total Investments – 101.6% (Identified Cost $514,950,501)(a)	596,760,070
	Other assets less liabilities—(1.6)%	(9,554,836)

	Net Assets – 100.0%	$587,205,234

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At March 31, 2012, the net unrealized appreciation on investments based on a cost of $514,950,511 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$86,280,536
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,470,977)

	Net unrealized appreciation	$81,809,559

(b)	Non-income producing security.

Industry Summary at March 31, 2012 (Unaudited)

Software	8.3%
Health Care Equipment & Supplies	7.0
Semiconductors & Semiconductor Equipment	6.3
Specialty Retail	5.6
Professional Services	5.5
Internet Software & Services	5.2
Biotechnology	5.2
Oil, Gas & Consumable Fuels	5.1
Hotels, Restaurants & Leisure	4.9
Machinery	4.7
Health Care Providers & Services	4.0
Energy Equipment & Services	3.9
Capital Markets	3.3
Commercial Banks	3.1
Aerospace & Defense	2.9
Electronic Equipment, Instruments & Components	2.6
Auto Components	2.2
IT Services	2.0
Other Investments, less than 2% each	15.0
Short-Term Investments	4.8

Total Investments	101.6
Other assets less liabilities	(1.6)

Net Assets	100.0%

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 97.3% of Net Assets

	Auto Components – 1.4%
534,579	Dana Holding Corp.	$8,285,974
172,744	Tenneco, Inc.(b)	6,417,440

		14,703,414

	Building Products – 1.0%
136,504	Armstrong World Industries, Inc.	6,657,300
376,559	Griffon Corp.	4,029,181

		10,686,481

	Capital Markets – 1.7%
777,711	Fifth Street Finance Corp.	7,590,459
269,619	Stifel Financial Corp.(b)	10,202,383

		17,792,842

	Chemicals – 3.0%
112,430	Koppers Holdings, Inc.	4,335,301
97,033	Minerals Technologies, Inc.	6,346,929
282,814	Olin Corp.	6,151,205
203,318	WR Grace & Co.(b)	11,751,780
182,181	Zep, Inc.	2,623,406

		31,208,621

	Commercial Banks – 8.4%
587,102	BancorpSouth, Inc.	7,908,264
618,248	Cathay General Bancorp	10,942,990
159,134	City National Corp.	8,349,761
495,700	CVB Financial Corp.	5,819,518
482,130	First Financial Bancorp	8,340,849
160,056	IBERIABANK Corp.	8,558,194
246,925	Pinnacle Financial Partners, Inc.(b)	4,531,074
2,604,324	Popular, Inc.(b)	5,338,864
183,036	Prosperity Bancshares, Inc.	8,383,049
147,680	Signature Bank(b)	9,309,747
264,608	Wintrust Financial Corp.	9,470,320

		86,952,630

	Commercial Services & Supplies – 5.2%
382,556	ACCO Brands Corp.(b)	4,747,520
506,299	KAR Auction Services, Inc.(b)	8,207,107
336,098	McGrath Rentcorp	10,792,107
438,131	Rollins, Inc.	9,323,428
406,373	Standard Parking Corp.(b)	8,330,646
130,259	Team, Inc.(b)	4,031,516
247,808	Waste Connections, Inc.	8,061,194

		53,493,518

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Communications Equipment – 1.9%
163,343	ADTRAN, Inc.	$5,094,668
540,254	Brocade Communications Systems, Inc.(b)	3,106,460
662,976	Harmonic, Inc.(b)	3,626,479
205,280	NETGEAR, Inc.(b)	7,841,696

		19,669,303

	Computers & Peripherals – 0.4%
256,240	QLogic Corp.(b)	4,550,822

	Construction & Engineering – 0.4%
225,806	MYR Group, Inc.(b)	4,032,895

	Consumer Finance – 1.8%
182,778	Cash America International, Inc.	8,760,549
547,970	DFC Global Corp.(b)	10,340,194

		19,100,743

	Distributors – 0.4%
109,064	Core-Mark Holding Co., Inc.	4,465,080

	Diversified Financial Services – 0.8%
222,094	MarketAxess Holdings, Inc.	8,281,885

	Electric Utilities – 2.0%
220,623	ALLETE, Inc.	9,153,648
64,124	ITC Holdings Corp.	4,933,701
190,505	UIL Holdings Corp.	6,621,954

		20,709,303

	Electrical Equipment – 3.7%
151,992	AZZ, Inc.	7,848,867
77,673	Belden, Inc.	2,944,583
287,466	EnerSys(b)	9,960,697
169,323	General Cable Corp.(b)	4,923,913
148,139	Global Power Equipment Group, Inc.(b)	4,103,450
357,614	II-VI, Inc.(b)	8,457,571

		38,239,081

	Electronic Equipment, Instruments & Components – 3.8%
73,278	Cognex Corp.	3,104,056
359,931	GSI Group, Inc.(b)	4,340,768
168,298	Littelfuse, Inc.	10,552,285
337,014	Methode Electronics, Inc.	3,127,490
197,140	Rofin-Sinar Technologies, Inc.(b)	5,198,582
122,746	Rogers Corp.(b)	4,756,407
232,340	ScanSource, Inc.(b)	8,670,929

		39,750,517

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Energy Equipment & Services – 2.2%
289,873	Helix Energy Solutions Group, Inc.(b)	$5,159,739
120,001	Lufkin Industries, Inc.	9,678,081
148,637	Oceaneering International, Inc.	8,010,048

		22,847,868

	Food & Staples Retailing – 1.3%
106,486	Casey’s General Stores, Inc.	5,905,714
410,633	Spartan Stores, Inc.	7,440,670

		13,346,384

	Food Products – 2.2%
147,190	Corn Products International, Inc.	8,485,503
369,850	Darling International, Inc.(b)	6,442,787
145,012	J & J Snack Foods Corp.	7,607,330

		22,535,620

	Gas Utilities – 0.5%
209,629	UGI Corp.	5,712,390

	Health Care Equipment & Supplies – 0.9%
155,947	SurModics, Inc.(b)	2,396,906
112,062	Teleflex, Inc.	6,852,591

		9,249,497

	Health Care Providers & Services – 2.3%
193,953	Hanger Orthopedic Group, Inc.(b)	4,239,813
116,531	MEDNAX, Inc.(b)	8,666,410
150,714	WellCare Health Plans, Inc.(b)	10,833,322

		23,739,545

	Hotels, Restaurants & Leisure – 2.9%
107,958	Churchill Downs, Inc.	6,034,852
89,415	Cracker Barrel Old Country Store, Inc.	4,989,357
233,793	Marriott Vacations Worldwide Corp.(b)	6,665,438
113,080	Six Flags Entertainment Corp.	5,288,752
145,504	Wyndham Worldwide Corp.	6,767,391

		29,745,790

	Household Durables – 1.4%
163,170	Jarden Corp.	6,564,329
329,952	La-Z-Boy, Inc.(b)	4,936,082
117,495	Leggett & Platt, Inc.	2,703,560

		14,203,971

	Industrial Conglomerates – 0.7%
120,473	Raven Industries, Inc.	7,350,058

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Insurance – 3.4%
446,540	Employers Holdings, Inc.	$7,908,224
326,467	HCC Insurance Holdings, Inc.	10,175,976
108,309	ProAssurance Corp.	9,543,106
133,959	Reinsurance Group of America, Inc., Class A	7,966,542

		35,593,848

	Internet & Catalog Retail – 0.5%
127,655	HSN, Inc.	4,854,720

	Internet Software & Services – 0.9%
98,524	IAC/InterActiveCorp	4,836,543
341,227	Perficient, Inc.(b)	4,098,136

		8,934,679

	IT Services – 2.7%
627,651	Convergys Corp.(b)	8,379,141
300,794	Euronet Worldwide, Inc.(b)	6,283,587
215,207	Wright Express Corp.(b)	13,930,349

		28,593,077

	Leisure Equipment & Products – 0.4%
554,470	Callaway Golf Co.	3,748,217

	Machinery – 4.9%
172,663	Actuant Corp., Class A	5,005,500
146,584	Alamo Group, Inc.	4,406,315
404,916	Albany International Corp., Class A	9,292,822
443,446	Altra Holdings, Inc.(b)	8,514,163
308,158	Commercial Vehicle Group, Inc.(b)	3,762,609
185,466	John Bean Technologies Corp.	3,004,549
54,759	Middleby Corp. (The)(b)	5,540,516
170,275	RBC Bearings, Inc.(b)	7,854,786
49,107	Wabtec Corp.	3,701,195

		51,082,455

	Marine – 0.8%
121,016	Kirby Corp.(b)	7,961,643

	Media – 2.4%
178,757	Arbitron, Inc.	6,610,434
186,322	John Wiley & Sons, Inc., Class A	8,867,064
59,508	Liberty Media Corp. - Liberty Capital, Class A(b)	5,245,630
447,724	Live Nation Entertainment, Inc.(b)	4,208,606

		24,931,734

	Metals & Mining – 2.6%
102,828	Haynes International, Inc.	6,514,154
560,885	Horsehead Holding Corp.(b)	6,388,480

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Metals & Mining – continued
154,083	Reliance Steel & Aluminum Co.	$8,702,608
371,515	SunCoke Energy, Inc.(b)	5,279,228

		26,884,470

	Multi Utilities – 0.3%
96,223	NorthWestern Corp.	3,412,068

	Multiline Retail – 0.6%
398,351	Fred’s, Inc. Class A	5,819,908

	Oil, Gas & Consumable Fuels – 1.7%
109,369	Berry Petroleum Co., Class A	5,154,561
349,136	Cloud Peak Energy, Inc.(b)	5,561,736
441,718	Energy Partners Ltd.(b)	7,336,936

		18,053,233

	Pharmaceuticals – 0.7%
287,573	Impax Laboratories, Inc.(b)	7,068,544

	Professional Services – 0.3%
217,951	Kelly Services, Inc., Class A	3,485,037

	REITs – Apartments – 3.3%
233,803	American Campus Communities, Inc.	10,455,670
124,279	Home Properties, Inc.	7,582,262
133,984	Mid-America Apartment Communities, Inc.	8,980,948
258,603	UDR, Inc.	6,907,286

		33,926,166

	REITs – Diversified – 1.4%
364,429	DuPont Fabros Technology, Inc.	8,910,289
185,220	Potlatch Corp.	5,804,795

		14,715,084

	REITs – Healthcare – 0.9%
427,396	Omega Healthcare Investors, Inc.	9,086,439

	REITs – Hotels – 0.9%
1,629,443	Hersha Hospitality Trust	8,896,759

	REITs – Office Property – 1.0%
532,268	BioMed Realty Trust, Inc.	10,102,447

	REITs – Single Tenant – 0.8%
290,796	National Retail Properties, Inc.	7,906,743

	REITs – Storage – 1.8%
776,343	CubeSmart	9,238,481
180,366	Sovran Self Storage, Inc.	8,987,638

		18,226,119

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Road & Rail – 2.4%
305,190	Avis Budget Group, Inc.(b)	$4,318,438
121,198	Genesee & Wyoming, Inc., Class A(b)	6,614,987
195,914	Old Dominion Freight Line, Inc.(b)	9,339,220
207,617	Werner Enterprises, Inc.	5,161,359

		25,434,004

	Semiconductors & Semiconductor Equipment – 2.7%
965,558	Lattice Semiconductor Corp.(b)	6,208,538
278,294	Semtech Corp.(b)	7,920,247
199,069	Skyworks Solutions, Inc.(b)	5,504,258
476,419	Teradyne, Inc.(b)	8,046,717

		27,679,760

	Software – 1.7%
322,712	Monotype Imaging Holdings, Inc.(b)	4,808,409
150,161	Progress Software Corp.(b)	3,546,803
420,295	SS&C Technologies Holdings, Inc.(b)	9,805,482

		18,160,694

	Specialty Retail – 3.8%
131,282	Genesco, Inc.(b)	9,406,355
941,746	Hot Topic, Inc.	9,558,722
175,920	Rent-A-Center, Inc.	6,640,980
554,071	Sally Beauty Holdings, Inc.(b)	13,740,961

		39,347,018

	Textiles, Apparel & Luxury Goods – 0.8%
351,488	Movado Group, Inc.	8,629,030

	Thrifts & Mortgage Finance – 1.2%
216,184	BankUnited, Inc.	5,404,600
557,049	Capitol Federal Financial, Inc.	6,606,601

		12,011,201

	Trading Companies & Distributors – 1.4%
60,760	DXP Enterprises, Inc.(b)	2,642,452
248,018	H&E Equipment Services, Inc.(b)	4,692,501
341,141	Rush Enterprises, Inc., Class A(b)	7,239,012

		14,573,965

	Transportation Infrastructure – 0.3%
176,533	Wesco Aircraft Holdings, Inc.(b)	2,859,835

	Water Utilities – 0.4%
222,776	Middlesex Water Co.	4,208,239

	Total Common Stocks (Identified Cost $750,098,939)	1,008,555,394

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Closed End Investment Companies – 0.8%
527,881	Ares Capital Corp. (Identified Cost $7,110,703)	$8,630,854

Warrants – 0.0%
67,892	Magnum Hunter Resources Corp., Expiration on 10/14/2013(b)(c)(d) (Identified Cost $0)	—

Principal Amount

Short-Term Investments – 1.8%
$18,641,357	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $18,641,357 on 4/02/2012 collateralized by $18,945,000 U.S. Treasury Note, 0.500% due 10/15/2014 valued at $19,016,044 including accrued interest. (Note 2 of Notes to Financial Statements) (Identified Cost $18,641,357)	18,641,357

	Total Investments – 99.9% (Identified Cost $775,850,999)(a)	1,035,827,605
	Other assets less liabilities—0.1%	1,402,845

	Net Assets – 100.0%	$1,037,230,450

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At March 31, 2012, the net unrealized appreciation on investments based on a cost of $775,853,673 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$271,278,812
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(11,304,880)

	Net unrealized appreciation	$259,973,932

(b)	Non-income producing security.
(c)	Fair valued security by the Fund’s investment adviser.
(d)	Illiquid security.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

Industry Summary at March 31, 2012 (Unaudited)

Commercial Banks	8.4%
Commercial Services & Supplies	5.2
Machinery	4.9
Electronic Equipment, Instruments & Components	3.8
Specialty Retail	3.8
Electrical Equipment	3.7
Insurance	3.4
REITs—Apartments	3.3
Chemicals	3.0
Hotels, Restaurants & Leisure	2.9
IT Services	2.7
Semiconductors & Semiconductor Equipment	2.7
Metals & Mining	2.6
Road & Rail	2.4
Media	2.4
Health Care Providers & Services	2.3
Energy Equipment & Services	2.2
Food Products	2.2
Electric Utilities	2.0
Other Investments, less than 2% each	34.2
Short-Term Investments	1.8

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  22

Statements of Assets and Liabilities

March 31, 2012 (Unaudited)

	Small Cap Growth Fund	Small Cap Value Fund
ASSETS
Investments at cost	$514,950,501	$775,850,999
Net unrealized appreciation	81,809,569	259,976,606

Investments at value	596,760,070	1,035,827,605
Receivable for Fund shares sold	7,919,432	1,146,548
Receivable for securities sold	3,871,122	4,321,914
Dividends receivable	62,385	2,172,284

TOTAL ASSETS	608,613,009	1,043,468,351

LIABILITIES
Payable for securities purchased	18,316,352	2,089,346
Payable for Fund shares redeemed	2,563,338	3,204,454
Management fees payable (Note 5)	344,221	656,421
Deferred Trustees’ fees (Note 5)	77,453	149,707
Administrative fees payable (Note 5)	21,826	40,228
Payable to distributor (Note 5d)	19,844	12,726
Other accounts payable and accrued expenses	64,741	85,019

TOTAL LIABILITIES	21,407,775	6,237,901

NET ASSETS	$587,205,234	$1,037,230,450

NET ASSETS CONSIST OF:
Paid-in capital	$524,117,452	$799,470,821
Accumulated net investment (loss)/Undistributed net investment income	(2,041,131)	2,288,393
Accumulated net realized loss on investments	(16,680,656)	(24,505,370)
Net unrealized appreciation on investments	81,809,569	259,976,606

NET ASSETS	$587,205,234	$1,037,230,450

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$380,860,863	$591,632,711

Shares of beneficial interest	19,978,218	20,159,719

Net asset value, offering and redemption price per share	$19.06	$29.35

Retail Class:
Net assets	$206,344,371	$370,755,951

Shares of beneficial interest	11,249,562	12,752,148

Net asset value, offering and redemption price per share	$18.34	$29.07

Admin Class:
Net assets	$—	$74,841,788

Shares of beneficial interest	—	2,626,941

Net asset value, offering and redemption price per share	$—	$28.49

See accompanying notes to financial statements.

23  |

Statements of Operations

For the Six Months Ended March 31, 2012 (Unaudited)

	Small Cap Growth Fund	Small Cap Value Fund
INVESTMENT INCOME
Dividends	$364,858	$8,555,322
Less net foreign taxes withheld	(8,759)	—

	356,099	8,555,322

Expenses
Management fees (Note 5)	1,638,354	3,688,991
Service and distribution fees (Note 5)	206,781	665,866
Administrative fees (Note 5)	100,424	226,322
Trustees’ fees and expenses (Note 5)	16,502	27,334
Transfer agent fees and expenses (Notes 5 and 6)	276,918	482,122
Audit and tax services fees	18,631	21,268
Custodian fees and expenses	17,447	19,289
Legal fees	2,581	7,199
Registration fees	60,551	37,778
Shareholder reporting expenses	12,074	59,806
Miscellaneous expenses	6,809	15,575

Total expenses	2,357,072	5,251,550
Fee/expense recovery (Note 5)	—	12,239
Less waiver and/or expense reimbursement (Note 5)	(29,825)	(171,131)

Net expenses	2,327,247	5,092,658

Net investment income (loss)	(1,971,148)	3,462,664

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	10,514,962	32,046,228
Net change in unrealized appreciation (depreciation) on:
Investments	84,530,352	225,328,784

Net realized and unrealized gain on investments	95,045,314	257,375,012

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$93,074,166	$260,837,676

See accompanying notes to financial statements.

|  24

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income (loss)	$(1,971,148)	$(2,094,856)	$3,462,664	$1,910,022
Net realized gain on investments	10,514,962	24,546,166	32,046,228	92,685,709
Net change in unrealized appreciation (depreciation) on investments	84,530,352	(32,206,864)	225,328,784	(102,463,891)

Net increase (decrease) in net assets resulting from operations	93,074,166	(9,755,554)	260,837,676	(7,868,160)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	—	—	(1,033,253)	(3,276,433)
Retail Class	—	—	—	(1,768,636)
Admin Class	—	—	—	(178,569)

Total distributions	—	—	(1,033,253)	(5,223,638)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	226,708,619	149,332,650	(67,595,065)	(54,117,495)

Net increase (decrease) in net assets	319,782,785	139,577,096	192,209,358	(67,209,293)
NET ASSETS
Beginning of the period	267,422,449	127,845,353	845,021,092	912,230,385

End of the period	$587,205,234	$267,422,449	$1,037,230,450	$845,021,092

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(2,041,131)	$(69,983)	$2,288,393	$(141,018)

See accompanying notes to financial statements.

25  |

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|  26

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions
SMALL CAP GROWTH FUND

Institutional Class
3/31/2012(g)	$15.06	$(0.07)		$4.07	$4.00	$—	$—	$—
9/30/2011	14.03	(0.13)		1.16 (h)	1.03	—	—	—
9/30/2010	11.58	(0.11	)(j)	2.56	2.45	—	—	—
9/30/2009	13.07	(0.07)		(1.42)	(1.49)	—	—	—
9/30/2008	15.87	(0.07)		(2.73)	(2.80)	—	—	—
9/30/2007	12.00	(0.06	)(k)	3.93	3.87	—	—	—

Retail Class
3/31/2012(g)	14.52	(0.09)		3.91	3.82	—	—	—
9/30/2011	13.55	(0.18)		1.15 (h)	0.97	—	—	—
9/30/2010	11.21	(0.13	)(j)	2.47	2.34	—	—	—
9/30/2009	12.69	(0.09)		(1.39)	(1.48)	—	—	—
9/30/2008	15.45	(0.10)		(2.66)	(2.76)	—	—	—
9/30/2007	11.71	(0.09	)(k)	3.83	3.74	—	—	—
SMALL CAP VALUE FUND

Institutional Class
3/31/2012(g)	$22.36	$0.11		$6.93	$7.04	$(0.05)	$—	$(0.05)
9/30/2011	22.93	0.09	(m)	(0.50)	(0.41)	(0.16)	—	(0.16)
9/30/2010	20.66	0.11		2.23	2.34	(0.07)	—	(0.07)
9/30/2009	22.01	0.09		(1.32)	(1.23)	(0.11)	(0.01)	(0.12)
9/30/2008	28.77	0.11	(n)	(4.03)	(3.92)	(0.06)	(2.78)	(2.84)
9/30/2007	27.69	0.12	(k)(o)	4.29	4.41	(0.17)	(3.16)	(3.33)

Retail Class
3/31/2012(g)	22.14	0.08		6.85	6.93	—	—	—
9/30/2011	22.71	0.02	(m)	(0.48)	(0.46)	(0.11)	—	(0.11)
9/30/2010	20.47	0.06		2.21	2.27	(0.03)	—	(0.03)
9/30/2009	21.79	0.04		(1.30)	(1.26)	(0.05)	(0.01)	(0.06)
9/30/2008	28.52	0.05	(n)	(4.00)	(3.95)	—	(2.78)	(2.78)
9/30/2007	27.46	0.04	(k)(o)	4.28	4.32	(0.10)	(3.16)	(3.26)

Admin Class
3/31/2012(g)	21.72	0.04		6.73	6.77	—	—	—
9/30/2011	22.30	(0.04	)(m)	(0.49)	(0.53)	(0.05)	—	(0.05)
9/30/2010	20.11	0.00		2.19	2.19	—	—	—
9/30/2009	21.40	0.00		(1.28)	(1.28)	(0.00)	(0.01)	(0.01)
9/30/2008	28.13	(0.01	)(n)	(3.94)	(3.95)	—	(2.78)	(2.78)
9/30/2007	27.14	(0.03	)(k)(o)	4.22	4.19	(0.04)	(3.16)	(3.20)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 1, 2009, redemption fees were eliminated.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended March 31, 2012 (Unaudited).
(h)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(i)	Includes fee/expense recovery of 0.03%.

See accompanying notes to financial statements.

27  |

					Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$—	$19.06	26.63		$380,861	0.95		0.95		(0.79)		34
—	15.06	7.34		154,313	0.98	(i)	0.98	(i)	(0.78)		76
—	14.03	21.16		52,501	1.00		1.06		(0.85	)(j)	69
—	11.58	(11.40)		45,557	1.00		1.01		(0.68)		107
0.00	13.07	(17.64)		44,540	1.00		1.01		(0.47)		92
0.00	15.87	32.25		28,088	1.00		1.23		(0.47)		83

—	18.34	26.31		206,344	1.25		1.29		(1.09)		34
—	14.52	7.16		113,110	1.25		1.27		(1.07)		76
—	13.55	20.87		75,344	1.25		1.39		(1.10	)(j)	69
—	11.21	(11.66)		75,478	1.25		1.43		(0.93)		107
0.00	12.69	(17.86)		79,897	1.25		1.42		(0.70)		92
0.00	15.45	31.94		20,924	1.25		1.50		(0.66)		83

$—	$29.35	31.53		$591,633	0.90	(l)	0.90	(l)	0.85		10
—	22.36	(1.88	)(m)	431,761	0.90		0.93		0.33	(m)	42
—	22.93	11.39		454,853	0.90		0.94		0.50		52
0.00	20.66	(5.42)		506,324	0.90		0.94		0.52		55
0.00	22.01	(15.02)		553,268	0.89		0.89		0.47		61
0.00	28.77	17.02		534,776	0.89		0.89		0.43		57

—	29.07	31.30		370,756	1.15		1.22		0.57		10
—	22.14	(2.12	)(m)	347,759	1.15		1.22		0.08	(m)	42
—	22.71	11.10		383,934	1.15		1.24		0.26		52
0.00	20.47	(5.66)		387,383	1.15		1.31		0.26		55
0.00	21.79	(15.21)		464,525	1.15		1.27		0.21		61
0.00	28.52	16.74		465,055	1.15		1.24		0.15		57

—	28.49	31.17		74,842	1.40		1.52		0.33		10
—	21.72	(2.40	)(m)	65,500	1.40		1.52		(0.17	)(m)	42
—	22.30	10.89		73,443	1.40		1.56		0.02		52
0.00	20.11	(5.93)		74,195	1.40		1.77		0.02		55
0.00	21.40	(15.44)		77,855	1.40		1.68		(0.04)		61
0.00	28.13	16.41		76,783	1.40		1.56		(0.10)		57

(j)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.12) and $(0.14) for Institutional Class and Retail Class, respectively, and the ratio of net investment loss to average net assets would have been (0.92)% and (1.17)% for Institutional Class and Retail Class, respectively.
(k)	Includes a non-recurring payment of $0.01 per share and $0.00 per share for Small Cap Growth Fund and Small Cap Value Fund, respectively.
(l)	Includes fee/expense recovery of less than 0.01%.
(m)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.07, $0.01 and $(0.06) for Institutional Class, Retail Class and Admin Class, respectively, total return would have been (1.93)%, (2.16)% and (2.44)% for Institutional Class, Retail Class and Admin Class, respectively and the ratio of net investment income (loss) to average net assets would have been 0.28%, 0.03% and (0.22)% for Institutional Class, Retail Class and Admin Class, respectively.
(n)	Includes a non-recurring dividend of $0.02 per share.
(o)	Includes a non-recurring dividend of $0.05 per share.

See accompanying notes to financial statements.

|  28

Notes to Financial Statements

March 31, 2012 (Unaudited)

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Each Fund is a diversified investment company.

Effective January 1, 2012, the name of the Funds’ administrator changed from Natixis Asset Management Advisors, L.P. to NGAM Advisors, L.P. (“NGAM Advisors”) and the name of the Funds’ distributor changed from Natixis Distributors, L.P. to NGAM Distribution, L.P. (“NGAM Distribution”).

Each Fund offers Institutional Class shares and Retail Class shares. In addition, Small Cap Value Fund offers Admin Class shares.

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment

29  |

Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds

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Notes to Financial Statements – continued

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after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of March 31, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or

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decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as expired capital loss carryforwards, distribution in excess of current earnings, net operating losses and deferred Trustees’ fees. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2011 was as follows:

	2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$—	$—
Small Cap Value Fund	5,223,638	—	5,223,638

As of September 30, 2011, the capital loss carryforwards were as follows:

Capital loss carryforward:	Small Cap Growth Fund	Small Cap Value Fund
Short-term:
Expires September 30, 2017	$(14,995,800)	$—
Expires September 30, 2018	(11,878,485)	(55,289,597)

Total capital loss carryforward	$(26,874,285)	$(55,289,597)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules

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Notes to Financial Statements – continued

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in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. Additionally, capital losses realized in taxable years beginning after the effective date of the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

f.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the six months ended March 31, 2012, neither Fund had loaned securities under this agreement.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2012, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$568,442,232	$—	$—	$568,442,232
Short-Term Investments	—	28,317,838	—	28,317,838

Total	$568,442,232	$28,317,838	$—	$596,760,070

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the six months ended March 31, 2012, there were no transfers between Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,008,555,394	$—	$—	$1,008,555,394
Closed End Investment Companies	8,630,854	—	—	8,630,854
Warrants(b)	—	—	—	—
Short-Term Investments	—	18,641,357	—	18,641,357

Total	$1,017,186,248	$18,641,357	$—	$1,035,827,605

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued at zero using level 2 inputs.

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

For the six months ended March 31, 2012, there were no transfers between Levels 1, 2 and 3.

In May, 2011, Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” was issued and is effective for interim and annual periods beginning after December 15, 2011. The ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity, and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. Notwithstanding the projected regulatory implementation date of June 30, 2012 for the Fund, Management has already implemented disclosure of all transfers between Level 1 and Level 2, and the reasons for the transfers. Management is currently evaluating the impact, if any, the Level 3 disclosures may have on the Fund’s financial statements.

4.  Purchases and Sales of Securities. For the six months ended March 31, 2012, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$357,361,196	$139,926,586
Small Cap Value Fund	94,626,038	160,128,035

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2013 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

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For the six months ended March 31, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	1.00%	1.25%	—
Small Cap Value Fund	0.90%	1.15%	1.40%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended March 31, 2012, the management fees for each Fund were as follows:

Fund	Management Fees	Percentage of Average Daily Net Assets
Small Cap Growth Fund	$1,638,354	0.75%
Small Cap Value Fund	3,688,991	0.75%

For the six months ended March 31, 2012, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Total
Small Cap Growth Fund	$—	$29,825	$—	$29,825
Small Cap Value Fund	—	126,344	44,787	171,131

1 Expense reimbursements are subject to possible recovery until September 30, 2013.

For the six months ended March 31, 2012, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Institutional Class	Retail Class	Admin Class	Total
Small Cap Value Fund	$12,239	$—	$—	$12,239

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. NGAM Distribution, which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

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Notes to Financial Statements – continued

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Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or maintenance of shareholder accounts.

Under the Admin Class Plan, Small Cap Value Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the six months ended March 31, 2012, the Funds paid the following service and distribution fees:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$206,781	$—
Small Cap Value Fund	91,974	481,918	91,974

c.  Administrative Fees. NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion,

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the six months ended March 31, 2012, each Fund paid the following administrative fees to NGAM Advisors:

Fund	Administrative Fees
Small Cap Growth Fund	$100,424
Small Cap Value Fund	226,322

d.  Sub-Transfer Agent Fees. NGAM Distribution has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally is a percentage of the value of shares held) not to exceed what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of being held through the intermediaries.

For the six months ended March 31, 2012, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$118,141	$77,342	$—
Small Cap Value Fund	146,935	254,610	68,637

As of March 31, 2012, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

	Reimbursements of Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$12,868	$6,976	$—
Small Cap Value Fund	5,079	6,033	1,614

e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2012, the Chairperson of the Board received a retainer fee at the annual rate of $250,000. Each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $80,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Affiliated Ownership. At March 31, 2012, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of beneficial interest in the Funds representing the following percentages of net assets:

Fund	Pension Plan	Retirement Plan
Small Cap Growth Fund	1.13%	1.51%
Small Cap Value Fund	1.09%	2.00%

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

6.  Class-Specific Expenses. For the six months ended March 31, 2012, the Funds paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$128,210	$148,708	$—
Small Cap Value Fund	157,978	254,872	69,272

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Effective April 19, 2012, the commitment fee will be 0.10% per annum.

For the six months ended March 31, 2012, neither Fund had borrowings under these agreements.

8.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the six months ended March 31, 2012, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$22,509
Small Cap Value Fund	25,578

9.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund
	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	11,610,959	$202,735,243	8,270,565	$142,244,743
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(1,876,004)	(33,165,238)	(1,769,935)	(30,230,462)

Net change	9,734,955	$169,570,005	6,500,630	$112,014,281

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Notes to Financial Statements – continued

March 31, 2012 (Unaudited)

9.  Capital Shares – continued

	Small Cap Growth Fund – continued
	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	5,474,236	$91,409,514	5,486,059	$91,670,428
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(2,016,357)	(34,270,900)	(3,253,098)	(54,352,059)

Net change	3,457,879	$57,138,614	2,232,961	$37,318,369

Increase (decrease) from capital share transactions	13,192,834	$226,708,619	8,733,591	$149,332,650

	Small Cap Value Fund
	Six Months Ended March 31, 2012		Year Ended September 30, 2011
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,089,450	$82,159,404	3,546,529	$95,137,414
Issued in connection with the reinvestment of distributions	37,002	980,177	114,244	3,053,733
Redeemed	(2,275,187)	(60,539,247)	(4,186,397)	(112,560,971)

Net change	851,265	$22,600,334	(525,624)	$(14,369,824)

Retail Class
Issued from the sale of shares	725,944	$19,247,633	2,574,140	$67,167,049
Issued in connection with the reinvestment of distributions	—	—	66,486	1,762,558
Redeemed	(3,684,181)	(99,333,274)	(3,836,066)	(101,096,155)

Net change	(2,958,237)	$(80,085,641)	(1,195,440)	$(32,166,548)

Admin Class
Issued from the sale of shares	395,784	$10,229,300	1,061,267	$27,365,871
Issued in connection with the reinvestment of distributions	—	—	5,109	133,140
Redeemed	(784,745)	(20,339,058)	(1,344,604)	(35,080,134)

Net change	(388,961)	$(10,109,758)	(278,228)	$(7,581,123)

Increase (decrease) from capital share transactions	(2,495,933)	$(67,595,065)	(1,999,292)	$(54,117,495)

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SEMIANNUAL REPORT

March 31, 2012

Loomis Sayles Strategic Income Fund

Management Discussion page  1

Investment Results page 3

Portfolio of Investments page  9

Financial Statements page 32

LOOMIS SAYLES STRATEGIC INCOME FUND

Management Discussion

Managers:

Matthew J. Eagan, CFA

Daniel J. Fuss, CFA, CIC

Kathleen C. Gaffney, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Objective:

Seeks high current income with a secondary objective of capital growth

Strategy:

Invests primarily in income-producing securities in the U.S. and around the world

Fund Inception:

May 1, 1995

Symbols:

Class A	NEFZX
Class B	NEZBX
Class C	NECZX
Class Y	NEZYX
Admin Class	NEZAX

Market Conditions

Market anxiety from the sovereign debt crisis in Europe eased markedly during the six-month period, as the European Central Bank took action to aid Greece and restore liquidity. Additionally, the release of successive months of positive domestic macroeconomic indicators and a prominent increase in liquidity encouraged greater risk-taking in the markets. Better-than-expected stress test results from U.S. banks helped bolster general investor optimism and lifted many corporate financial names.

Performance Results

For the six months ended March 31, 2012, Class A shares of Loomis Sayles Strategic Income Fund returned 10.37% at net asset value. The fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 1.43% for the period. The fund outperformed the 7.44% average return of the Morningstar Multisector Bond category.

Explanation of Fund Performance

A particularly strong showing in the second half of the period by non-U.S.-dollar-denominated holdings, coupled with robust security selection, resulted in a strong contribution to return. Winners within the allocation included investments denominated in the New Zealand dollar, Australian dollar, Brazilian real and Canadian dollar. A rally in commodity prices and a corresponding increase in demand buoyed these currencies. The fund’s allocation to convertible securities also bolstered returns, as convertibles tracked the equity markets, which surged forward throughout much of the six-month period. In addition, the high-yield market benefited from an increase in investor risk appetite, allowing for favorable performance from the sector. In particular, high-yield industrial names outpaced high-yield financials and utilities. High-yield industrials rebounded as subsectors that had previously lagged, such as homebuilders, telecommunications and retail, improved.

Specific holdings within traditionally defensive industries, such as natural gas, struggled as investors

1  |

favored more aggressive positions. In addition, investors trended toward commercial mortgage-backed securities (CMBS) during the second half of the period, and the fund’s underweight in this sector detracted from relative performance. An underweight in government-related securities also detracted from relative performance, as this sector generated solid results.

Outlook

As the second quarter begins, fixed-income investors continue to face an environment filled with opportunities and pitfalls. The sovereign debt situation in Europe is a chief ongoing concern, and the market is now focusing on Spain. Investors are taking solace in the improving U.S. economic situation, but Europe’s debt problems cast a large shadow over any sustainable recovery. So far this year, investors have generally sought out higher-risk securities for yield, but the progress (or lack thereof) in the euro zone could greatly influence their risk tolerance. In some respects, this is very similar to 2011, when cash rushed into credit, equity and other risky markets early in the year, only to reverse when political gyrations increased uncertainty. However, a resulting period of volatility can create buying opportunities for us. We continue to add credits that we believe have long-term potential for improving fundamentals.

In the first quarter of 2012, higher U.S. interest rates reinvigorated discussions surrounding the potential threat higher rates pose to fixed-income portfolios. We continue to believe that interest rates are in a period of transition and see rising rates as the next secular trend. However, given the Federal Reserve Board’s commitment to keep short-term rates low at least through the middle of 2014, the trading range in U.S. Treasuries should persist in the near term.

U.S. economic growth has been a bright spot thus far in 2012. We believe the overall health of corporate America remains intact, largely because corporate managements remain conservative. Reductions in the ranks of the unemployed, signs of potential recovery in the housing market and increased lending from financial institutions have highlighted the underlying fundamental health of the domestic economy. We anticipate a modest recovery in the United States and little to no growth in Europe and Japan. However, many areas removed from the developed world show moderate to strong growth potential.

Above all else, our conviction in the merits of fundamental credit research has not changed. We remain steadfast in our opportunistic approach as well as our long-term outlook. Our focus continues to be on maintaining yield advantage, surveying the global marketplace for opportunities, and searching out specific risk that can lead to total return opportunities for the fund.

What You Should Know:

Investments in the fund are subject to a number of risks. Please see the “Principal Risks” section of the fund’s prospectus. The purchase of fund shares should be seen as a long-term investment.

|  2

LOOMIS SAYLES STRATEGIC INCOME FUND

Investment Results through March 31, 2012

The charts comparing the fund’s performance to two indexes provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares6

March 31, 2002 through March 31, 2012

3  |

Average Annual Total Returns — March 31, 20126

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 5/1/95)
NAV	10.37%	6.47%	7.19%	10.98%
With 4.50% Maximum Sales Charge	6.48	2.73	6.43	10.59

Class B (Inception 5/1/95)
NAV	9.90	5.70	6.39	10.16
With CDSC[2]	4.90	0.70	6.07	10.16

Class C (Inception 5/1/95)
NAV	9.92	5.65	6.38	10.16
With CDSC[2]	8.92	4.65	6.38	10.16

Class Y (Inception 12/1/99)
NAV	10.51	6.73	7.46	11.28

Admin Class (Inception 2/1/10)[1]
NAV	10.20	6.17	6.87	10.63

Comparative Performance
Barclays Capital U.S. Aggregate Bond Index[3]	1.43	7.71	6.25	5.80
Barclays Capital U.S. Universal Bond Index[4]	2.31	7.59	6.23	6.07
Morningstar Multisector Bond Fund Avg.[5]	7.44	5.19	6.10	7.46

Performance data quoted represents past performance and is no guarantee of future results. Total return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Class Y shares are not available for purchase by all investors. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class B shares assumes a maximum 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	Barclays Capital U.S. Universal Bond Index is an unmanaged index that covers U.S. dollar-denominated taxable bonds, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt.

5	Morningstar Multisector Bond Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  4

Credit Quality	% of Net Assets as of 3/31/2012
Aaa	11.3
Aa	4.7
A	8.5
Baa	22.1
Ba	10.9
B	13.5
Caa & Lower	3.5
Not Rated	18.4
Short-Term and Other	7.1

Credit quality at 3/31/12 reflects the highest credit rating assigned to individual holdings of the fund among Moody’s, S&P or Fitch; ratings are subject to change. The fund’s shares are not rated by any rating agency and no credit rating for the fund’s shares is implied. The Moody’s equivalent of the assigned rating is presented in the table.

Effective Maturity	% of Net Assets as of 3/31/2012
1 year or less	13.1
1-5 years	28.4
5-10 years	22.0
10+ years	36.5
Average Effective Maturity	12.7 years

Portfolio characteristics will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[1]	Net Expense Ratio[2]
A	0.95%	0.95%
B	1.70	1.70
C	1.70	1.70
Y	0.70	0.70
Admin	1.21	1.21

NOTES TO CHARTS

1	Before fee waivers and/or expense reimbursements.

2	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 1/31/13. Contracts are reevaluated on an annual basis.

5  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities, countries or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and other expenses. Visit ngam.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available from the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

|  6

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. These costs are described in more detail in the fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2011 through March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 =8.60) and multiply the result by the number in Expenses Paid During Period row as shown below for your class.

The second line in the table for each class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

7  |

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 10/1/2011	ENDING ACCOUNT VALUE 3/31/2012	EXPENSES PAID DURING PERIOD* 10/1/2011 – 3/31/2012
Class A
Actual	$1,000.00	$1,103.70	$5.00
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80
Class B
Actual	$1,000.00	$1,099.00	$8.92
Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	$8.57
Class C
Actual	$1,000.00	$1,099.20	$8.92
Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	$8.57
Class Y
Actual	$1,000.00	$1,105.10	$3.74
Hypothetical (5% return before expenses)	$1,000.00	$1,021.45	$3.59
Admin Class
Actual	$1,000.00	$1,102.00	$6.36
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.11

*	Expenses are equal to the Fund’s annualized expense ratio: 0.95%, 1.70%, 1.70%, 0.71% and 1.21% for Class A, B, C, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

|  8

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 73.1% of Net Assets
Non-Convertible Bonds — 63.3%
	ABS Car Loan — 0.1%
$6,009,375	Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A, 0.382%, 8/20/2013, 144A(b)	$5,980,629
4,093,750	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class B, 5.110%, 3/20/2017, 144A	4,363,609

		10,344,238

	Aerospace & Defense — 0.3%
620,000	Bombardier, Inc., 7.350%, 12/22/2026, (CAD)	642,837
11,800,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	12,095,000
2,425,000	Ducommun, Inc., 9.750%, 7/15/2018	2,570,500
8,236,000	Meccanica Holdings USA, Inc., 6.250%, 7/15/2019, 144A	7,359,714
5,436,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	4,212,215
20,455,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	17,104,635

		43,984,901

	Airlines — 2.5%
35,455,000	Air Canada, 10.125%, 8/01/2015, 144A, (CAD)	34,479,272
53,800	Continental Airlines Pass Through Trust, Series 1996-1, Class A, 6.940%, 4/15/2015	54,677
2,594,581	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	2,594,581
1,777,301	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	1,777,301
1,992,873	Continental Airlines Pass Through Trust, Series 1998-1, Class B, 6.748%, 9/15/2018	1,992,873
3,401,583	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	3,333,552
2,268,645	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	2,243,009
1,299,798	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	1,452,524
1,480,648	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	1,600,876
3,274,793	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	3,245,974
1,860,333	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	1,990,557
1,063,631	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	1,067,567
11,074,721	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	12,008,320
18,931,669	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 10/19/2023	19,249,153
17,695,010	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 1/08/2018	20,172,311
16,150,515	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 5/10/2021	18,088,576

See accompanying notes to financial statements.

9  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Airlines — continued
$3,980,000	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/22/2021	$4,049,650
1,328,076	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	1,454,244
6,793,880	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	6,920,926
22,077,666	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	22,048,965
2,496,000	Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A	2,658,240
2,010,779	Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA insured), 6.264%, 5/20/2023	2,091,211
1,500,000	Qantas Airways Ltd., 5.125%, 6/20/2013, 144A	1,530,585
29,995,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	30,853,727
18,156,248	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	19,245,622
8,695,972	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	9,913,408
17,985,491	US Airways Pass Through Trust, Series 2010-1B, Class B, 8.500%, 10/22/2018	17,985,491
43,228,000	US Airways Pass Through Trust, Series 2010-1C, Class C, 11.000%, 10/22/2014, 144A	43,011,860
52,073,000	US Airways Pass Through Trust, Series 2011-1B, Class B, 9.750%, 4/22/2020	52,593,730
22,168,000	US Airways Pass Through Trust, Series 2011-1C, Class C, 10.875%, 10/22/2014	22,611,360

		362,320,142

	Automotive — 1.0%
265,000	ArvinMeritor, Inc., 8.125%, 9/15/2015	279,575
3,800,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 6/15/2021	3,838,000
4,500,000	FCE Bank PLC, EMTN, 7.125%, 1/15/2013, (EUR)	6,219,208
19,011,000	Ford Motor Co., 6.375%, 2/01/2029	20,616,441
1,975,000	Ford Motor Co., 6.500%, 8/01/2018	2,142,875
1,220,000	Ford Motor Co., 6.625%, 2/15/2028	1,351,168
74,829,000	Ford Motor Co., 6.625%, 10/01/2028	83,076,353
2,365,000	Ford Motor Co., 7.125%, 11/15/2025	2,577,850
1,345,000	Ford Motor Co., 7.500%, 8/01/2026	1,506,400
6,000,000	Goodyear Tire & Rubber Co. (The), 7.000%, 5/15/2022	5,835,000
4,977,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	4,690,823
3,100,000	TRW Automotive, Inc., 7.250%, 3/15/2017, 144A	3,456,500
5,300,000	TRW Automotive, Inc., 8.875%, 12/01/2017, 144A	5,856,500

		141,446,693

	Banking — 4.2%
1,175,000	AgriBank FCB, 9.125%, 7/15/2019, 144A	1,490,807
20,565,000	Associates Corp. of North America, 6.950%, 11/01/2018	23,276,845
1,675,000	Bank of America Corp., 5.420%, 3/15/2017	1,712,657
900,000	Bank of America Corp., 5.490%, 3/15/2019	902,131
4,560,000	Bank of America Corp., 6.000%, 9/01/2017	4,966,570
700,000	Bank of America Corp., 6.500%, 9/15/2037	675,288

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$265,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	$265,409
1,000,000	Bank of America Corp., MTN, 6.750%, 9/09/2013, (AUD)	1,047,723
1,500,000	Bank of America Corp., Series K, (fixed rate to 1/30/2018, variable rate thereafter), 8.000%, 12/29/2049	1,538,160
8,020,000	Bank of America NA, 5.300%, 3/15/2017	8,369,431
39,890,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	35,495,605
2,190,000	Barclays Bank PLC, EMTN, (fixed rate to 3/15/2020, variable rate thereafter), 4.750%, 3/29/2049, (EUR)	1,623,499
57,792,000,000	Barclays Financial LLC, EMTN, 3.500%, 11/29/2016, (KRW)	50,572,144
3,336,000	BNP Paribas S.A., (fixed rate to 6/29/2015, variable rate thereafter), 5.186%, 6/29/2049, 144A	2,885,640
19,965,000	Citigroup, Inc., 5.000%, 9/15/2014	20,676,333
4,000,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(c)	3,219,490
985,000	Citigroup, Inc., 5.850%, 12/11/2034	1,006,999
24,610,000	Citigroup, Inc., 5.875%, 2/22/2033	23,095,894
8,999,000	Citigroup, Inc., 6.000%, 10/31/2033	8,618,018
6,060,000	Citigroup, Inc., 6.125%, 8/25/2036	5,824,096
3,350,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	3,884,834
20,765,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.375%, 1/19/2017	21,228,869
400,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	387,036
34,060,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	33,279,106
6,120,000	HBOS PLC, 6.000%, 11/01/2033, 144A	4,650,967
15,304,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	14,363,982
9,090,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	8,544,600
229,157,783,660	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A, (IDR)	24,842,969
260,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	28,206,474
227,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	26,222,671
27,555,000	Lloyds TSB Bank PLC, MTN, 6.500%, 9/14/2020, 144A	27,258,288
3,010,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	3,086,785
1,900,000	Merrill Lynch & Co., Inc., 6.050%, 5/16/2016	2,000,540
6,700,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	6,377,047
2,600,000	Merrill Lynch & Co., Inc., 6.220%, 9/15/2026	2,650,105
51,500,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	28,846,997
3,450,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	4,255,644
5,410,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	6,014,292
800,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	728,078
1,235,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	1,346,811
13,400,000	Morgan Stanley, 5.500%, 7/24/2020	13,078,199
3,300,000	Morgan Stanley, 5.750%, 1/25/2021	3,239,881
950,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	1,555,338
1,000,000	Morgan Stanley, GMTN, 4.500%, 2/23/2016, (EUR)	1,352,956
79,700,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	83,800,947
7,300,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	7,252,864
6,600,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	6,523,565
7,900,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	8,318,811

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$5,210,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	$5,364,169
4,100,000	Morgan Stanley, Series G & H, GMTN, 5.125%, 11/30/2015, (GBP)	6,698,543
2,850,000	RBS Capital Trust A, (fixed rate to 6/30/2012, variable rate thereafter), 6.467%, 12/29/2049, (EUR)(e)	2,204,606
1,195,000	RBS Capital Trust C, (fixed rate to 1/12/2016, variable rate thereafter), 4.243%, 12/29/2049, (EUR)(e)	860,636
3,185,000	RBS Capital Trust I, (fixed rate to 7/01/2013, variable rate thereafter), 4.709%, 12/29/2049(e)	1,974,700
4,050,000	RBS Capital Trust II, (fixed rate to 1/03/2034, variable rate thereafter), 6.425%, 12/29/2049(e)	2,754,000
850,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	980,034
3,300,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	4,097,525
8,750,000	Societe Generale S.A., (fixed rate to 5/22/2013, variable rate thereafter), 7.756%, 5/29/2049, (EUR)	9,978,908

		605,474,516

	Brokerage — 0.4%
2,850,000	Cantor Fitzgerald LP, 6.375%, 6/26/2015, 144A	2,884,271
8,935,000	Jefferies Group, Inc., 3.875%, 11/09/2015	8,823,313
13,425,000	Jefferies Group, Inc., 5.125%, 4/13/2018	13,022,250
14,865,000	Jefferies Group, Inc., 6.250%, 1/15/2036	13,415,662
11,135,000	Jefferies Group, Inc., 6.450%, 6/08/2027	10,967,975
1,160,000	Jefferies Group, Inc., 6.875%, 4/15/2021	1,180,300
3,775,000	Jefferies Group, Inc., 8.500%, 7/15/2019	4,190,250

		54,484,021

	Building Materials — 1.0%
3,255,000	Masco Corp., 4.800%, 6/15/2015	3,334,601
2,220,000	Masco Corp., 5.850%, 3/15/2017	2,275,163
13,440,000	Masco Corp., 6.125%, 10/03/2016	14,207,155
6,345,000	Masco Corp., 6.500%, 8/15/2032	5,974,592
5,510,000	Masco Corp., 7.125%, 3/15/2020	5,890,570
2,630,000	Masco Corp., 7.750%, 8/01/2029	2,712,664
9,460,000	Owens Corning, Inc., 6.500%, 12/01/2016	10,509,776
35,980,000	Owens Corning, Inc., 7.000%, 12/01/2036	38,342,267
46,412,000	USG Corp., 6.300%, 11/15/2016	43,395,220
14,155,000	USG Corp., 9.750%, 1/15/2018	14,048,837

		140,690,845

	Chemicals — 0.8%
36,355,000	Chevron Phillips Chemical Co. LLC, 8.250%, 6/15/2019, 144A	47,612,108
20,070,000	Hercules, Inc., 6.500%, 6/30/2029	15,955,650
5,200,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	5,382,000
4,250,000	Methanex Corp., 5.250%, 3/01/2022	4,325,998
5,350,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	5,562,705
23,584,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023(c)	19,103,040
8,020,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016(c)	7,137,800
8,757,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021(c)	7,531,020

		112,610,321

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Collateralized Mortgage Obligations — 0.1%
$5,061,230	Banc of America Alternative Loan Trust, Series 2007-1, Class 2A1, 6.706%, 4/25/2037(b)	$3,580,096
4,421,270	Banc of America Funding Corp., Series 2007-8, Class 4A1, 6.000%, 8/25/2037	3,934,829
3,068,402	GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1, 2.866%, 4/25/2035(b)	2,660,860
6,305,213	WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 2A, 2.474%, 7/25/2047(b)	3,804,912
5,206,339	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.689%, 4/25/2035(b)	4,832,190

		18,812,887

	Construction Machinery — 0.4%
1,425,000	Joy Global, Inc., 6.625%, 11/15/2036	1,484,366
10,790,000	Terex Corp., 8.000%, 11/15/2017	11,167,650
525,000	United Rentals North America, Inc., 8.375%, 9/15/2020	543,375
26,935,000	United Rentals North America, Inc., 10.875%, 6/15/2016	30,503,887
13,630,000	UR Financing Escrow Corp., 7.625%, 4/15/2022, 144A	14,004,825

		57,704,103

	Consumer Cyclical Services — 0.2%
670,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	631,475
5,500,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	4,688,750
23,005,000	Western Union Co. (The), 6.200%, 11/17/2036	24,130,059
1,048,000	Western Union Co. (The), 6.200%, 6/21/2040	1,084,520

		30,534,804

	Diversified Manufacturing — 0.5%
6,100,000	Fibria Overseas Finance Ltd., 7.500%, 5/04/2020, 144A	6,443,430
1,441,000	Textron Financial Corp., 5.400%, 4/28/2013	1,494,491
5,310,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	4,035,600
550,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	572,990
13,850,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	18,774,677
5,020,000	Textron, Inc., 5.600%, 12/01/2017	5,443,457
16,040,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	28,670,062

		65,434,707

	Electric — 3.0%
7,802,187	AES Ironwood LLC, 8.857%, 11/30/2025	8,738,450
904,172	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	958,423
49,210,138	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	52,998,334
69,236,555	Bruce Mansfield Unit, 6.850%, 6/01/2034	73,368,593
2,912,256	CE Generation LLC, 7.416%, 12/15/2018	3,036,027
11,275,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018(d)	7,385,125
10,185,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026(d)	6,671,175
8,955,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019(d)	5,887,912
95,200,000	Edison Mission Energy, 7.625%, 5/15/2027	56,406,000
34,100,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	27,719,890
15,000,000	EDP Finance BV, 5.375%, 11/02/2012, 144A	15,007,500
7,800,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	6,893,523

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Electric — continued
2,800,000	EDP Finance BV, EMTN, 4.625%, 6/13/2016, (EUR)	$3,267,564
500,000	EDP Finance BV, EMTN, 4.750%, 9/26/2016, (EUR)	582,227
100,000	EDP Finance BV, EMTN, 5.875%, 2/01/2016, (EUR)	122,492
250,000	Empresa Nacional de Electricidad S.A. (Endesa-Chile), 8.350%, 8/01/2013	269,347
4,070,000	Endesa S.A./Cayman Islands, 7.875%, 2/01/2027	4,870,931
5,940,000	Energy Future Holdings Corp., 10.000%, 1/15/2020	6,444,900
555,000	Enersis S.A., Cayman Islands, 7.400%, 12/01/2016	654,525
31,035,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)(d)	8,069,100
25,230,000	RRI Energy, Inc., 7.875%, 6/15/2017	22,013,175
16,670,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	10,877,175
50,270,000	TXU Corp., Series P, 5.550%, 11/15/2014	36,822,775
101,735,000	TXU Corp., Series Q, 6.500%, 11/15/2024	53,410,875
6,675,000	TXU Corp., Series R, 6.550%, 11/15/2034	3,337,500
7,300,000	White Pine Hydro LLC, 6.310%, 7/10/2017(c)	6,640,153
10,935,000	White Pine Hydro LLC, 6.960%, 7/10/2037(c)	9,203,552
4,000,000	White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(c)	3,619,440

		435,276,683

	Financial Other — 0.3%
19,005,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	18,433,140
20,000,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	25,139,640

		43,572,780

	Food & Beverage — 0.1%
2,085,000	ARAMARK Corp., 5.000%, 6/01/2012	2,095,425
11,250,000	Corn Products International, Inc., 6.625%, 4/15/2037	12,721,230
4,370,000	Viterra, Inc., 6.406%, 2/16/2021, 144A, (CAD)	4,858,150

		19,674,805

	Gaming — 0.3%
810,000	MGM Resorts International, 6.625%, 7/15/2015	832,275
865,000	MGM Resorts International, 6.875%, 4/01/2016	873,650
710,000	MGM Resorts International, 7.500%, 6/01/2016	731,300
1,770,000	MGM Resorts International, 7.625%, 1/15/2017	1,827,525
37,005,000	MGM Resorts International, 8.625%, 2/01/2019, 144A	39,687,863

		43,952,613

	Government Guaranteed — 0.5%
11,038,000	Instituto de Credito Oficial, MTN, 5.500%, 10/11/2012, (AUD)	11,302,130
72,695,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	66,668,745

		77,970,875

	Government Owned — No Guarantee — 0.8%
26,435,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	30,730,688
19,500,000	DP World Ltd., 6.850%, 7/02/2037, 144A	18,817,500
70,300,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	7,721,929
499,300,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	55,991,056
8,935,000	Petroleos de Venezuela S.A., 5.375%, 4/12/2027	5,495,025

		118,756,198

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Government Sponsored — 0.1%
$2,700,000	Eksportfinans ASA, 2.000%, 9/15/2015	$2,395,548
7,090,000	Eksportfinans ASA, 2.375%, 5/25/2016	6,249,466
1,000,000	Eksportfinans ASA, EMTN, 2.250%, 2/11/2021, (CHF)	852,997

		9,498,011

	Healthcare — 2.3%
4,075,000	Boston Scientific Corp., 5.125%, 1/12/2017	4,487,268
2,765,000	Boston Scientific Corp., 5.450%, 6/15/2014	2,989,615
4,155,000	Boston Scientific Corp., 6.400%, 6/15/2016	4,783,784
16,510,000	Boston Scientific Corp., 7.000%, 11/15/2035	19,778,270
17,785,000	HCA, Inc., 5.750%, 3/15/2014	18,451,938
3,860,000	HCA, Inc., 5.875%, 3/15/2022	3,864,825
3,800,000	HCA, Inc., 6.250%, 2/15/2013	3,899,750
17,035,000	HCA, Inc., 6.375%, 1/15/2015	17,971,925
45,490,000	HCA, Inc., 6.500%, 2/15/2016	48,446,850
2,074,000	HCA, Inc., 6.750%, 7/15/2013	2,156,960
14,620,000	HCA, Inc., 7.050%, 12/01/2027	13,121,450
11,104,000	HCA, Inc., 7.190%, 11/15/2015	11,770,240
20,447,000	HCA, Inc., 7.500%, 12/15/2023	19,526,885
24,215,000	HCA, Inc., 7.500%, 11/06/2033	22,701,562
46,148,000	HCA, Inc., 7.690%, 6/15/2025	44,475,135
32,745,000	HCA, Inc., 8.360%, 4/15/2024	33,399,900
15,815,000	HCA, Inc., MTN, 7.580%, 9/15/2025	14,945,175
9,492,000	HCA, Inc., MTN, 7.750%, 7/15/2036	8,780,100
2,620,000	Kindred Healthcare, Inc., 8.250%, 6/01/2019	2,282,675
3,260,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	3,520,862
32,559,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	27,837,945

		329,193,114

	Home Construction — 0.7%
11,265,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	11,377,650
13,360,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021, 144A	9,018,000
16,075,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	9,363,687
6,290,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	3,663,925
1,960,000	KB Home, 5.875%, 1/15/2015	1,930,600
1,364,000	KB Home, 6.250%, 6/15/2015	1,336,720
11,315,000	KB Home, 7.250%, 6/15/2018	10,862,400
3,745,000	Pulte Group, Inc., 5.200%, 2/15/2015	3,819,900
47,260,000	Pulte Group, Inc., 6.000%, 2/15/2035	36,862,800
13,190,000	Pulte Group, Inc., 6.375%, 5/15/2033	10,617,950

		98,853,632

	Independent Energy — 0.2%
4,798,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	5,796,987
12,635,000	QEP Resources, Inc., 6.875%, 3/01/2021	13,961,675
2,499,000	Swift Energy Co., 7.125%, 6/01/2017	2,592,712

		22,351,374

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Industrial Other — 0.1%
$10,000,000	Worthington Industries, Inc., 6.500%, 4/15/2020	$10,764,180

	Life Insurance — 1.1%
26,400,000	American International Group, Inc., 6.250%, 3/15/2087	23,760,000
27,655,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	29,272,817
2,185,000	American International Group, Inc., Series G, MTN, 5.600%, 10/18/2016	2,366,263
19,625,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	21,342,305
4,815,000	American International Group, Inc., Series MP, GMTN, 5.450%, 5/18/2017	5,176,318
2,855,000	American International Group, Inc., Series MPLE, 4.900%, 6/02/2014, (CAD)	2,918,915
2,100,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 12/29/2049, 144A	1,727,250
1,000,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, 10/29/2049, (GBP)	1,231,616
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	14,812,365
1,475,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	1,777,375
15,930,000	MetLife, Inc., 6.400%, 12/15/2066	15,611,400
8,145,000	MetLife, Inc., 10.750%, 8/01/2069	11,179,012
8,920,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	8,342,332
3,910,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	4,124,108
6,700,000	Unum Group, 7.125%, 9/30/2016	7,649,397

		151,291,473

	Local Authorities — 1.4%
3,905,000	Manitoba (Province of), GMTN, 6.375%, 9/01/2015, (NZD)	3,423,063
79,755,000	New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	82,734,811
10,530,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	10,920,816
66,305,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	72,522,920
26,730,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	28,686,425

		198,288,035

	Media Cable — 0.2%
25,270,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	28,419,851

	Media Non-Cable — 0.6%
740,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014	654,900
3,045,000	Clear Channel Communications, Inc., 5.750%, 1/15/2013	3,022,162
64,250,000	Clear Channel Communications, Inc., 9.000%, 3/01/2021	57,825,000
28,455,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	28,312,725

		89,814,787

	Metals & Mining — 0.4%
3,949,000	Alcoa, Inc., 5.870%, 2/23/2022	4,114,665
1,405,000	Alcoa, Inc., 5.950%, 2/01/2037	1,367,058
4,330,000	Alcoa, Inc., 6.750%, 1/15/2028	4,403,995
17,905,000	Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	16,293,550
7,000,000	United States Steel Corp., 6.050%, 6/01/2017	7,140,000
6,779,000	United States Steel Corp., 6.650%, 6/01/2037	5,694,360
16,435,000	United States Steel Corp., 7.000%, 2/01/2018	16,886,962

		55,900,590

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Consumer — 4.1%
$69,019,000	Residential Capital LLC, 9.625%, 5/15/2015	$58,666,150
995,000	SLM Corp., 6.000%, 5/10/2012, (AUD)	1,027,380
109,950(††)	SLM Corp., 6.000%, 12/15/2043	2,405,431
20,970,000	SLM Corp., MTN, 5.050%, 11/14/2014	21,489,553
17,600,000	SLM Corp., MTN, 7.250%, 1/25/2022	18,388,902
2,160,000	SLM Corp., MTN, 8.000%, 3/25/2020	2,332,800
3,750,000	SLM Corp., Series A, MTN, 0.860%, 1/27/2014(b)	3,581,764
41,770,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	42,508,702
14,465,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	13,882,986
20,955,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	21,638,217
35,405,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	30,227,090
95,060,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	105,991,900
26,150,000	Springleaf Finance Corp., 3.250%, 1/16/2013, (EUR)	31,833,991
10,120,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	7,969,500
6,900,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	6,624,000
14,232,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	11,776,980
14,430,000	Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	13,311,675
2,900,000	Springleaf Finance Corp., Series J, MTN, 5.900%, 9/15/2012	2,791,250
800,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	616,000
248,290,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	193,666,200

		590,730,471

	Non-Captive Diversified — 5.9%
7,855,000	Aircastle Ltd., 7.625%, 4/15/2020, 144A	7,855,000
22,211,000	Ally Financial, Inc., 6.750%, 12/01/2014	23,266,022
2,947,000	Ally Financial, Inc., 6.875%, 8/28/2012	2,998,573
17,038,000	Ally Financial, Inc., 7.500%, 12/31/2013	18,102,875
35,400,000	Ally Financial, Inc., 7.500%, 9/15/2020	38,232,000
32,711,000	Ally Financial, Inc., 8.000%, 12/31/2018	34,755,437
33,040,000	Ally Financial, Inc., 8.000%, 11/01/2031	36,426,600
42,715,000	Ally Financial, Inc., 8.300%, 2/12/2015	46,505,956
3,100,000	General Electric Capital Corp., EMTN, 6.125%, 5/17/2012, (GBP)	4,986,191
25,320,000	General Electric Capital Corp., Series A, EMTN, 5.500%, 2/01/2017, (NZD)	21,094,482
79,035,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	68,386,460
65,300,000	General Electric Capital Corp., Series A, GMTN, 2.960%, 5/18/2012, (SGD)	52,043,432
58,490,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	51,616,593
15,305,000	General Electric Capital Corp., Series A, MTN, 0.867%, 5/13/2024(b)	12,165,087
245,797,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	210,206,620
360,000	International Lease Finance Corp., 5.875%, 5/01/2013	368,100
5,605,000	International Lease Finance Corp., 6.250%, 5/15/2019	5,532,578
9,289,000	International Lease Finance Corp., 6.375%, 3/25/2013	9,544,448
20,610,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	22,464,900
10,245,000	International Lease Finance Corp., 8.250%, 12/15/2020	11,271,651
24,750,000	International Lease Finance Corp., 8.625%, 9/15/2015	27,225,000
2,620,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	2,652,750
2,547,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	2,591,573
3,010,000	iStar Financial, Inc., 5.500%, 6/15/2012	2,994,950
23,175,000	iStar Financial, Inc., 5.850%, 3/15/2017	20,336,062
20,478,000	iStar Financial, Inc., 5.875%, 3/15/2016	18,353,408

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$8,300,000	iStar Financial, Inc., 6.050%, 4/15/2015	$7,594,500
35,130,000	iStar Financial, Inc., 8.625%, 6/01/2013	34,866,525
2,920,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	2,657,200
44,610,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	42,491,025

		839,585,998

	Oil Field Services — 0.8%
77,565,000	Nabors Industries, Inc., 9.250%, 1/15/2019	99,572,518
3,095,000	Parker Drilling Co., 9.125%, 4/01/2018	3,280,700
7,275,000	Rowan Cos., Inc., 7.875%, 8/01/2019	8,682,814

		111,536,032

	Packaging — 0.3%
2,450,000	OI European Group BV, 6.875%, 3/31/2017, 144A, (EUR)	3,357,422
33,261,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	37,335,473

		40,692,895

	Paper — 1.0%
14,715,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	17,319,702
12,410,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	15,137,135
120,000	Georgia-Pacific LLC, 7.700%, 6/15/2015	140,239
47,875,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	59,656,032
1,003,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	1,353,090
14,520,000	Westvaco Corp., 7.950%, 2/15/2031	15,721,937
25,210,000	Westvaco Corp., 8.200%, 1/15/2030	27,919,167
2,840,000	Weyerhaeuser Co., 6.950%, 10/01/2027	2,981,205

		140,228,507

	Pipelines — 1.7%
750,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	852,457
5,255,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	5,871,249
9,115,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	9,455,536
13,175,000	Enterprise Products Operating LLC, 4.050%, 2/15/2022	13,643,174
5,100,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	6,173,591
21,200,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	22,751,034
42,498,573	Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(c)	45,466,673
770,000	NGPL PipeCo LLC, 6.514%, 12/15/2012, 144A	743,040
81,710,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	74,455,786
1,805,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	1,548,945
43,450,000	NiSource Finance Corp., 6.400%, 3/15/2018	50,893,811
1,315,000	Rockies Express Pipeline LLC, 6.875%, 4/15/2040, 144A	1,048,712
4,168,000	Transportadora de Gas del Sur S.A., 7.875%, 5/14/2017, 144A	3,688,680

		236,592,688

	Property & Casualty Insurance — 0.4%
14,855,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	15,663,498
3,405,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	3,853,527
6,075,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	6,688,113
11,865,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	7,178,325

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Property & Casualty Insurance — continued
$2,275,000	Nationwide Mutual Insurance Co., 6.600%, 4/15/2034, 144A	$2,212,488
11,200,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	11,732,829
3,000,000	White Mountains Re Group Ltd., (fixed rate to 6/30/2017, variable rate thereafter), 7.506%, 5/29/2049, 144A	2,881,500
1,425,000	XL Group PLC, 6.375%, 11/15/2024	1,575,875

		51,786,155

	Property Trust — 0.4%
46,015,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	53,203,785

	Railroads — 0.0%
1,153,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	922,400

	REITs — Apartments — 0.2%
2,025,000	Camden Property Trust, 5.000%, 6/15/2015	2,170,784
27,950,000	Camden Property Trust, 5.700%, 5/15/2017	31,260,286

		33,431,070

	REITs — Diversified — 0.0%
4,030,000	Duke Realty LP, 5.950%, 2/15/2017	4,503,783

	REITs — Office Property — 0.4%
47,305,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	50,275,943

	REITs — Warehouse/Industrials — 0.1%
4,180,000	ProLogis LP, 5.625%, 11/15/2015	4,552,100
3,915,000	ProLogis LP, 5.625%, 11/15/2016	4,142,896
4,635,000	ProLogis LP, 5.750%, 4/01/2016	5,052,451
1,662,000	ProLogis LP, 6.625%, 5/15/2018	1,891,925
1,100,000	ProLogis LP, 6.875%, 3/15/2020	1,263,552
2,080,000	ProLogis LP, 7.375%, 10/30/2019	2,428,373

		19,331,297

	Retailers — 1.0%
5,743,000	Dillard’s, Inc., 6.625%, 1/15/2018	5,872,217
3,325,000	Dillard’s, Inc., 7.000%, 12/01/2028	3,108,875
4,187,000	Dillard’s, Inc., 7.130%, 8/01/2018	4,406,817
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,477,500
425,000	Dillard’s, Inc., 7.875%, 1/01/2023	426,063
10,270,000	Foot Locker, Inc., 8.500%, 1/15/2022	11,065,925
3,685,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	3,772,519
37,064,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	32,569,990
635,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	664,369
3,985,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	3,586,500
15,907,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	17,916,706
12,275,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	12,972,073
2,365,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	2,758,292
6,365,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	6,579,806
37,646,000	Toys R Us, Inc., 7.375%, 10/15/2018	33,787,285
8,355,000	Toys R Us, Inc., 7.875%, 4/15/2013	8,647,425

		149,612,362

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Sovereigns — 1.7%
64,132,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	$9,195,143
10,000,000,000	Indonesia Treasury Bond, Series FR47, 10.000%, 2/15/2028, (IDR)	1,439,805
272,460,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	29,120,980
56,700,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	37,117,697
49,120,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	32,478,479
107,840,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	78,452,721
18,400,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	18,469,000
3,639,662,000	Republic of Iceland, 4.250%, 8/24/2012, (ISK)	18,961,881
3,178,700,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	17,065,646

		242,301,352

	Supermarkets — 0.7%
8,336,000	American Stores Co., 7.900%, 5/01/2017	7,919,200
73,686,000	New Albertson’s, Inc., 7.450%, 8/01/2029	56,369,790
20,250,000	New Albertson’s, Inc., 7.750%, 6/15/2026	16,402,500
10,950,000	New Albertson’s, Inc., 8.000%, 5/01/2031	8,294,625
3,425,000	New Albertson’s, Inc., 8.700%, 5/01/2030	2,808,500
13,707,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	9,663,435

		101,458,050

	Supranational — 1.8%
108,310,000	European Bank for Reconstruction & Development, GMTN, 9.000%, 4/28/2014, (BRL)	61,173,834
20,250,000	European Bank for Reconstruction & Development, GMTN, 9.250%, 9/10/2012, (BRL)	11,133,090
5,804,390	European Financial Stability Facility, 0.400%, 3/12/2013, (EUR)	7,722,293
5,804,390	European Financial Stability Facility, 1.000%, 3/12/2014, (EUR)	7,725,381
16,375,000	European Investment Bank, 11.250%, 2/14/2013, (BRL)	9,249,370
460,500,000,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	47,394,636
60,665,000	European Investment Bank, MTN, 6.250%, 4/15/2015, (AUD)	65,542,313
244,840,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	25,091,816
24,450,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	21,632,052
8,300,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	6,667,534

		263,332,319

	Technology — 1.6%
1,370,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020	1,507,000
41,705,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	50,161,648
30,187,000	Alcatel-Lucent, 8.500%, 1/15/2016, (EUR)	41,588,984
832,000	Alcatel-Lucent, EMTN, 6.375%, 4/07/2014, (EUR)	1,134,605
65,200,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	51,508,000
5,845,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	4,573,713
2,435,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	2,810,458
10,600,000	Avnet, Inc., 5.875%, 3/15/2014	11,238,618
35,630,000	Avnet, Inc., 6.000%, 9/01/2015	39,364,523
11,345,000	Avnet, Inc., 6.625%, 9/15/2016	12,857,050
2,520,000	Corning, Inc., 6.850%, 3/01/2029	2,923,787
95,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	97,494

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$2,175,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	$2,321,813
475,000	Motorola Solutions, Inc., 6.000%, 11/15/2017	547,841
2,562,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	2,720,122
4,345,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	4,725,187
240,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	288,176
1,730,000	Xerox Corp., MTN, 7.200%, 4/01/2016	2,011,893

		232,380,912

	Textile — 0.0%
3,450,000	Jones Group/Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, 6.875%, 3/15/2019	3,376,688

	Tobacco — 0.1%
5,805,000	Reynolds American, Inc., 6.750%, 6/15/2017	6,915,253
6,175,000	Reynolds American, Inc., 7.250%, 6/15/2037	7,203,749

		14,119,002

	Transportation Services — 0.3%
10,503,000	APL Ltd., 8.000%, 1/15/2024(c)	7,247,070
8,743,174	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	8,306,015
6,862,758	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(e)(f)	5,490,206
6,742,640	Atlas Air Pass Through Trust, Series 1999-1, Class A-1, 7.200%, 7/02/2020	6,742,640
48,933	Atlas Air Pass Through Trust, Series 1999-1, Class A-2, 6.880%, 4/02/2014	48,933
6,808,847	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016	5,855,609
4,744,556	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(e)	3,605,863
3,418,693	Atlas Air Pass Through Trust, Series 2000-1, Class B, 9.057%, 7/02/2017	3,281,946
3,970,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	4,529,107

		45,107,389

	Treasuries — 12.5%
320,680,000	Canadian Government, 2.000%, 9/01/2012, (CAD)	322,846,909
80,216,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	82,643,912
171,980,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	194,266,967
25,445,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	29,270,487
47,935,000	Hellenic Republic Government International Bond, 2.125%, 7/05/2013, (CHF)	20,444,195
118,375,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	142,394,203
52,325,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	60,018,470
7,325,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	8,586,985
121,560,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	139,962,107
1,440,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	1,729,485
1,440,000	Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	1,846,203
1,435,000	Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	1,895,172
18,686,981(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	165,443,714
22,670,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	20,790,224
150,113,000	New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	127,712,307
457,420,000	Norwegian Government, 4.250%, 5/19/2017, (NOK)	89,107,239
221,050,000	Norwegian Government, 5.000%, 5/15/2015, (NOK)	42,702,369

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Treasuries — continued
1,520,540,000	Norwegian Government, 6.500%, 5/15/2013, (NOK)	$281,281,543
27,700,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	21,157,162
1,995,000	Portugal Obrigacoes do Tesouro OT, 4.100%, 4/15/2037, (EUR)	1,225,267
6,225,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	4,972,061
14,475,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	11,168,117
3,481,377,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	18,539,058

		1,790,004,156

	Wireless — 1.0%
42,310,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	42,310,000
30,755,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	29,678,575
3,628,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	3,628,000
31,041,000	Sprint Capital Corp., 6.875%, 11/15/2028	23,746,365
29,252,000	Sprint Capital Corp., 6.900%, 5/01/2019	25,302,980
6,260,000	Sprint Capital Corp., 8.750%, 3/15/2032	5,367,950
11,309,000	Sprint Nextel Corp., 6.000%, 12/01/2016	10,093,282

		140,127,152

	Wirelines — 3.7%
5,650,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	4,604,750
4,370,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	5,166,760
21,480,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	24,636,372
2,715,000	BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	3,157,211
72,320,000	CenturyLink, Inc., 6.450%, 6/15/2021	74,237,131
7,410,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	6,924,304
2,965,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	2,804,638
350,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	280,000
155,000	Cincinnati Bell, Inc., 7.000%, 2/15/2015	156,550
5,330,000	Embarq Corp., 7.995%, 6/01/2036	5,387,372
38,336,000	Frontier Communications Corp., 7.875%, 1/15/2027	34,885,760
1,120,000	Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016, (GBP)	1,979,453
1,800,000	Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015, (EUR)	2,551,661
5,965,000	Level 3 Financing, Inc., 8.625%, 7/15/2020, 144A	6,263,250
50,080,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	52,333,600
2,555,000	Level 3 Financing, Inc., 9.375%, 4/01/2019	2,791,338
500,000	OTE PLC, GMTN, 4.625%, 5/20/2016, (EUR)	479,132
16,550,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	15,395,729
29,750,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	31,844,063
750,000	Portugal Telecom International Finance BV, EMTN, 5.625%, 2/08/2016, (EUR)	922,590
800,000	Portugal Telecom International Finance BV, GMTN, 4.375%, 3/24/2017, (EUR)	904,337
16,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	17,437,612
42,460,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	40,583,862
12,463,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	12,786,577
32,395,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	31,425,482
31,060,000	Qwest Corp., 6.875%, 9/15/2033	30,749,400

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$3,075,000	Qwest Corp., 7.200%, 11/10/2026	$3,098,063
3,999,000	Qwest Corp., 7.250%, 9/15/2025	4,278,930
2,288,000	Qwest Corp., 7.500%, 6/15/2023	2,310,880
25,655,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	22,576,400
20,965,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	18,868,500
31,690,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	34,868,055
18,600,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	20,837,333
9,835,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	9,748,885
3,346,000	Verizon New England, Inc., 7.875%, 11/15/2029	4,087,353
5,215,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	5,385,353

		536,748,686

	Total Non-Convertible Bonds (Identified Cost $8,443,017,184)	9,068,810,271

Convertible Bonds — 8.6%
	Airlines — 0.0%
1,255,000	United Continental Holdings, Inc., 4.500%, 6/30/2021	1,148,513

	Automotive — 1.5%
4,240,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(g)	3,535,100
125,580,000	Ford Motor Co., 4.250%, 11/15/2016	199,044,300
8,460,000	Navistar International Corp., 3.000%, 10/15/2014	9,327,150

		211,906,550

	Brokerage — 0.0%
5,025,000	Jefferies Group, Inc., 3.875%, 11/01/2029	4,773,750

	Diversified Manufacturing — 0.3%
30,570,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	29,920,387
16,727,000	Trinity Industries, Inc., 3.875%, 6/01/2036	18,232,430

		48,152,817

	Electric — 0.0%
1,800,000	CMS Energy Corp., 5.500%, 6/15/2029	2,871,000

	Healthcare — 0.4%
19,215,000	Hologic, Inc., (accretes to principal after 12/15/2013), 2.000%, 12/15/2037(g)	19,094,906
1,810,000	Illumina, Inc., 0.250%, 3/15/2016, 144A	1,735,338
190,000	LifePoint Hospitals, Inc., 3.250%, 8/15/2025	190,713
2,380,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	2,487,100
3,780,000	Omnicare, Inc., 3.250%, 12/15/2035	3,633,525
20,495,000	Omnicare, Inc., 3.750%, 12/15/2025	29,768,987

		56,910,569

	Home Construction — 0.5%
52,005,000	Lennar Corp., 3.250%, 11/15/2021, 144A	71,311,856

	Independent Energy — 0.2%
20,440,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	16,530,850
7,230,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	6,660,638

		23,191,488

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	Life Insurance — 0.5%
$72,915,000	Old Republic International Corp., 3.750%, 3/15/2018	$71,912,419

	Media Non-Cable — 0.0%
7,610,056	Liberty Media LLC, 3.500%, 1/15/2031	4,594,572

	Metals & Mining — 0.1%
1,000,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	1,133,750
11,270,000	United States Steel Corp., 4.000%, 5/15/2014	13,326,775

		14,460,525

	Pharmaceuticals — 0.9%
41,680,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	41,784,200
85,880,000	Human Genome Sciences, Inc., 3.000%, 11/15/2018	84,699,150
3,065,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	3,513,256

		129,996,606

	REITs — Warehouse/Industrials — 0.2%
19,445,000	ProLogis LP, 3.250%, 3/15/2015	21,997,156

	Technology — 3.1%
4,320,000	Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	4,244,400
49,215,000	Ciena Corp., 0.875%, 6/15/2017	43,247,681
5,535,000	Ciena Corp., 3.750%, 10/15/2018, 144A	6,247,631
6,075,000	Ciena Corp., 4.000%, 3/15/2015, 144A	6,857,156
11,463,000	Intel Corp., 2.950%, 12/15/2035	13,182,450
220,000,000	Intel Corp., 3.250%, 8/01/2039	309,375,000
4,487,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	4,554,305
1,055,000	Lam Research Corp., Series B, 1.250%, 5/15/2018, 144A	1,107,750
50,625,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031, 144A	53,725,782

		442,542,155

	Wirelines — 0.9%
6,000,000	Level 3 Communications, Inc., 6.500%, 10/01/2016	9,600,000
54,075,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	70,567,875
32,895,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(c)	42,927,975
900,000	Portugal Telecom International Finance BV, Series PTC, 4.125%, 8/28/2014, (EUR)	1,098,302

		124,194,152

	Total Convertible Bonds (Identified Cost $985,656,865)	1,229,964,128

Municipals — 1.2%
	California — 0.2%
4,170,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (MBIA insured), 3.750%, 8/01/2028	3,362,896
1,530,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, (Registered), (MBIA insured), 3.750%, 8/01/2028	1,375,241
5,175,000	State of California, (AMBAC insured), 4.500%, 8/01/2027	5,317,002
4,190,000	State of California, (AMBAC insured), 4.500%, 8/01/2030	4,282,725

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)

	California — (continued)
$4,075,000	State of California, 4.500%, 8/01/2030	$4,165,180
12,645,000	State of California (Various Purpose), (AMBAC insured), 4.500%, 12/01/2033	12,702,408

		31,205,452

	District of Columbia — 0.0%
3,850,000	Metropolitan Washington DC Airports Authority, Series D, 8.000%, 10/01/2047	4,360,394

	Illinois — 0.3%
1,725,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	1,741,405
47,285,000	State of Illinois, 5.100%, 6/01/2033	44,573,678

		46,315,083

	Michigan — 0.1%
12,500,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(c)	9,234,250

	Virginia — 0.6%
128,820,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(c)	82,154,955

	Total Municipals (Identified Cost $210,908,949)	173,270,134

	Total Bonds and Notes (Identified Cost $9,639,582,998)	10,472,044,533

Senior Loans — 1.2%
	Automotive — 0.1%
18,000,000	TI Automotive Limited, New Term Loan, 6.750%, 3/14/2018(b)	18,033,840

	Electric — 0.0%
4,788,467	Texas Competitive Electric Holdings Company, LLC, Non-Extended Term Loan, 3.743%, 10/10/2014(b)	2,913,878

	Food & Beverage — 0.1%
13,770,830	DS Waters Enterprises, L.P., 1st Lien Term Loan, 10.500%, 8/29/2017(b)	13,550,497

	Media Non-Cable — 0.1%
2,694,722	Dex Media West LLC, New Term Loan, 7.250%, 10/24/2014(b)	1,715,649
23,322,309	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(b)	12,570,724

		14,286,373

	Non-Captive Diversified — 0.6%
84,000,000	Istar Financial, Inc., Add on Term Loan A2, 7.000%, 3/17/2017(b)	83,973,960

	Wireless — 0.1%
19,725,000	Hawaiian Telcom Communications, Inc., Term Loan B, 7.000%, 2/28/2017(b)	19,537,612

	Wirelines — 0.2%
25,152,059	FairPoint Communications, Inc., New Term Loan B, 6.500%, 1/22/2016(b)	20,652,607

	Total Senior Loans (Identified Cost $189,265,302)	172,948,767

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)

Common Stocks — 15.8%
	Biotechnology — 0.2%
867,059	Vertex Pharmaceuticals, Inc.(e)	$35,558,090

	Chemicals — 1.7%
1,364,851	Dow Chemical Co. (The)	47,278,439
2,000,000	PPG Industries, Inc.	191,600,000

		238,878,439

	Containers & Packaging — 0.1%
460,656	Owens-Illinois, Inc.(e)	10,751,711
1,675	Rock-Tenn Co., Class A	113,163

		10,864,874

	Diversified Financial Services — 0.3%
3,979,932	Bank of America Corp.	38,087,949

	Diversified Telecommunication Services — 2.6%
183,181	FairPoint Communications, Inc.(e)	688,761
283,397	Hawaiian Telcom Holdco, Inc.(e)	4,885,764
200,000	Telecom Italia SpA, Sponsored ADR	2,374,000
3,871,339	Telecom Italia SpA, Sponsored ADR	37,668,128
19,550,590	Telefonica S.A., Sponsored ADR	320,825,182

		366,441,835

	Electric Utilities — 0.0%
282,500	Duke Energy Corp.	5,935,325

	Electronic Equipment, Instruments & Components — 0.7%
7,297,204	Corning, Inc.	102,744,632

	Food Products — 0.4%
2,309,175	ConAgra Foods, Inc.	60,638,935

	Household Durables — 0.1%
477,725	KB Home	4,251,752
549,450	Lennar Corp., Class A	14,934,051

		19,185,803

	Media — 0.0%
4,701	Dex One Corp.(e)	6,675
56,625	SuperMedia, Inc.(e)	135,334

		142,009

	Oil, Gas & Consumable Fuels — 2.1%
846,398	Chesapeake Energy Corp.	19,611,042
5,119,117	Repsol YPF S.A., Sponsored ADR	127,875,543
2,134,173	Royal Dutch Shell PLC, ADR	149,669,552
141,249	Spectra Energy Corp.	4,456,406

		301,612,543

	Pharmaceuticals — 3.0%
8,514,190	Bristol-Myers Squibb Co.	287,353,913
2,288	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	103,097
2,691,177	Valeant Pharmaceuticals International, Inc.(e)	144,489,293

		431,946,303

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)

	REITs — Apartments — 0.4%
290,904	Apartment Investment & Management Co., Class A	$7,682,775
889,730	Associated Estates Realty Corp.	14,538,188
460,000	Equity Residential	28,805,200

		51,026,163

	REITs — Regional Malls — 0.1%
123,159	Simon Property Group, Inc.	17,941,803

	REITs — Shopping Centers — 0.0%
201,557	DDR Corp.	2,942,732

	Semiconductors & Semiconductor Equipment — 2.6%
13,359,360	Intel Corp.	375,531,610

	Software — 1.5%
6,568,091	Microsoft Corp.	211,820,935

	Total Common Stocks (Identified Cost $1,897,289,616)	2,271,299,980

Preferred Stocks — 2.8%
Convertible Preferred Stocks — 2.0%
	Automotive — 1.0%
2,776,055	General Motors Co., Series B, 4.750%	116,177,902
657,940	Goodyear Tire & Rubber Co. (The), 5.875%	27,258,454

		143,436,356

	Banking — 0.3%
19,062	Bank of America Corp., Series L, 7.250%	18,659,792
203,658	Sovereign Capital Trust IV, 4.375%	9,750,127
8,533	Wells Fargo & Co., Series L, Class A, 7.500%	9,528,801

		37,938,720

	Construction Machinery — 0.1%
145,110	United Rentals Trust I, 6.500%	7,826,871

	Consumer Products — 0.1%
208,218	Newell Financial Trust I, 5.250%	9,838,300

	Electric — 0.1%
380,577	AES Trust III, 6.750%	18,986,986

	Home Construction — 0.0%
355,000	Hovnanian Enterprises, Inc., 7.250%	4,757,000

	Independent Energy — 0.1%
52,020	Chesapeake Energy Corp., 4.500%	4,767,633
99,800	SandRidge Energy, Inc., 8.500%	12,260,430

		17,028,063

	Pipelines — 0.1%
242,297	El Paso Energy Capital Trust I, 4.750%	11,169,892

	REITs — Healthcare — 0.0%
116,700	Health Care REIT, Inc., Series I, 6.500%	6,101,076

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)

	Technology — 0.2%
39,920	Lucent Technologies Capital Trust I, 7.750%	$32,435,000

	Total Convertible Preferred Stocks (Identified Cost $299,879,183)	289,518,264

Non-Convertible Preferred Stocks — 0.8%
	Banking — 0.2%
35,000	Bank of America Corp., 6.375%	821,450
847,800	Citigroup Capital XIII, (fixed rate to 10/30/2015, variable rate thereafter), 7.875%	23,060,160
389,800	Countrywide Capital IV, 6.750%	9,171,994

		33,053,604

	Electric — 0.0%
393	Entergy New Orleans, Inc., 4.750%	35,002

	Government Sponsored — 0.2%
26,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(g)	27,210,625

	Home Construction — 0.0%
208,246	Hovnanian Enterprises, Inc., 7.625%(e)	816,324

	Non-Captive Consumer — 0.0%
101,175	SLM Corp., Series A, 6.970%	4,628,756

	Non-Captive Diversified — 0.3%
41,336	Ally Financial, Inc., Series G, 7.000%, 144A	34,436,766

	REITs — Office Property — 0.0%
1,596	Highwoods Properties, Inc., Series A, 8.625%	1,820,936

	REITs — Warehouse/Industrials — 0.1%
116,192	ProLogis, Inc., Series Q, 8.540%	6,274,368

	Total Non-Convertible Preferred Stocks (Identified Cost $79,160,259)	108,276,381

	Total Preferred Stocks (Identified Cost $379,039,442)	397,794,645

Closed End Investment Companies — 0.0%
104,115	Morgan Stanley Emerging Markets Debt Fund, Inc.	1,129,648
681,131	Pyxis Credit Strategies Fund, Inc.	4,318,370

	Total Closed End Investment Companies (Identified Cost $11,168,862)	5,448,018

Principal Amount (‡)
Short-Term Investments — 2.8%
3,176,593	European Financial Stability Facility Treasury Bill, 0.000%, 9/12/2012, (EUR)	4,228,869

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)		Description	Value (†)

Short-Term Investments — (continued)
$40,495		Repurchase Agreement with State Street Bank and Trust Company, dated 3/30/2012 at 0.000% to be repurchased at $40,495 on 4/02/2012 collateralized by $40,200 U.S. Treasury Note, 1.500% due 7/31/2016 valued at $41,344 including accrued interest (Note 2 of Notes to Financial Statements)	$40,495
395,133,793		Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/30/2012 at 0.000% to be repurchased at $395,133,793 on 4/02/2012 collateralized by $108,760,000 Federal National Mortgage Association, 1.000% due 11/04/2014 valued at $109,303,800; $4,910,000 Federal Home Loan Mortgage Corp., 0.750% due 11/25/2014 valued at $4,946,825; $91,030,000 Federal National Mortgage Association, 2.625% due 11/20/2014 valued at $96,833,163; $73,385,000 U.S. Treasury Note, 4.250% due 11/15/2014 valued at $81,739,735; $102,850,000 U.S. Treasury Note, 2.375% due 10/31/2014 valued at $108,892,438; $1,250,000 U.S. Treasury Note, 2.375% due 2/28/2015 valued at $1,321,735 including accrued interest (Note 2 of Notes to Financial Statements)	395,133,793

		Total Short-Term Investments (Identified Cost $399,451,093)	399,403,157

		Total Investments — 95.7% (Identified Cost $12,515,797,313)(a)	13,718,939,100
		Other assets less liabilities — 4.3%	612,543,441

		Net Assets — 100.0%	$14,331,482,541

(‡)		Principal Amount stated in U.S. dollars unless otherwise noted.
(†)		See Note 2 of Notes to Financial Statements.
(††)		Amount shown represents units. One unit represents a principal amount of 25.
(†††)		Amount shown represents units. One unit represents a principal amount of 100.
(a)		Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):
		At March 31, 2012, the net unrealized appreciation on investments based on a cost of $12,556,958,960 for federal income tax purposes was as follows:
		Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,762,164,661
		Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(600,184,521)

		Net unrealized appreciation	$1,161,980,140

(b	)	Variable rate security. Rate as of March 31, 2012 is disclosed.
(c	)	Illiquid security. At March 31, 2012, the value of these securities amounted to $326,565,655 or 2.3% of net assets.
(d	)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e	)	Non-income producing security.

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

(f	)	Maturity has been extended under the terms of a plan of reorganization.
(g	)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A		All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the value of Rule 144A holdings amounted to $1,459,022,118 or 10.2% of net assets.
ADR		An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS		Asset-Backed Securities
AGMC		Assured Guaranty Municipal Corp.
AMBAC		American Municipal Bond Assurance Corp.
EMTN		Euro Medium Term Note
GMTN		Global Medium Term Note
MBIA		Municipal Bond Investors Assurance Corp.
MTN		Medium Term Note
REITs		Real Estate Investment Trusts

AUD		Australian Dollar
BRL		Brazilian Real
CAD		Canadian Dollar
CHF		Swiss Franc
EUR		Euro
GBP		British Pound
IDR		Indonesian Rupiah
ISK		Icelandic Krona
KRW		South Korean Won
MXN		Mexican Peso
NOK		Norwegian Krone
NZD		New Zealand Dollar
SGD		Singapore Dollar

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of March 31, 2012 (Unaudited)

Loomis Sayles Strategic Income Fund – (continued)

Industry Summary at March 31, 2012 (Unaudited)

Treasuries	12.5%
Non-Captive Diversified	6.8
Technology	4.9
Wirelines	4.8
Banking	4.7
Non-Captive Consumer	4.1
Pharmaceuticals	3.9
Automotive	3.6
Electric	3.1
Healthcare	2.7
Semiconductors & Semiconductor Equipment	2.6
Diversified Telecommunication Services	2.6
Airlines	2.5
Chemicals	2.5
Oil, Gas & Consumable Fuels	2.1
Other Investments, less than 2% each	29.5
Short-Term Investments	2.8

Total Investments	95.7
Other assets less liabilities	4.3

Net Assets	100.0%

Currency Exposure at March 31, 2012 (Unaudited)

United States Dollar	69.9%
Canadian Dollar	5.5
Euro	4.2
New Zealand Dollar	4.1
Norwegian Krone	2.9
Australian Dollar	2.5
Other, less than 2% each	6.6

Total Investments	95.7
Other assets less liabilities	4.3

Net Assets	100.0%

See accompanying notes to financial statements.

31  |

Statement of Assets and Liabilities

March 31, 2012 (Unaudited)

ASSETS
Investments at cost	$12,515,797,313
Net unrealized appreciation	1,203,141,787

Investments at value	13,718,939,100
Cash	1,068,136
Due from custodian (Note 2)	2,955,244
Foreign currency at value (identified cost $3,960,411)	3,093,875
Receivable for Fund shares sold	35,646,851
Receivable for securities sold	426,198,322
Dividends and interest receivable	190,362,971
Tax reclaims receivable	599,975

TOTAL ASSETS	14,378,864,474

LIABILITIES
Payable for securities purchased	16,979,549
Payable for Fund shares redeemed	18,674,560
Foreign taxes payable (Note 2)	89,730
Due to brokers (Note 2)	2,955,244
Management fees payable (Note 5)	6,729,425
Deferred Trustees’ fees (Note 5)	696,849
Administrative fees payable (Note 5)	552,633
Payable to distributor (Note 5d)	113,743
Other accounts payable and accrued expenses	590,200

TOTAL LIABILITIES	47,381,933

NET ASSETS	$14,331,482,541

NET ASSETS CONSIST OF:
Paid-in capital	$13,644,627,088
Distributions in excess of net investment income	(41,489,743)
Accumulated net realized loss on investments and foreign currency transactions	(473,019,358)
Net unrealized appreciation on investments and foreign currency translations	1,201,364,554

NET ASSETS	$14,331,482,541

See accompanying notes to financial statements.

|  32

Statement of Assets and Liabilities (continued)

March 31, 2012 (Unaudited)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$5,074,229,542

Shares of beneficial interest	334,378,181

Net asset value and redemption price per share	$15.18

Offering price per share (100/95.50 of net asset value) (Note 1)	$15.90

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$102,320,482

Shares of beneficial interest	6,698,752

Net asset value and offering price per share	$15.27

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$5,055,599,852

Shares of beneficial interest	331,303,579

Net asset value and offering price per share	$15.26

Class Y shares:
Net assets	$4,060,406,216

Shares of beneficial interest	267,760,313

Net asset value, offering and redemption price per share	$15.16

Admin Class shares:
Net assets	$38,926,449

Shares of beneficial interest	2,571,210

Net asset value, offering and redemption price per share	$15.14

See accompanying notes to financial statements.

33  |

Statement of Operations

For the Six Months Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME
Interest	$349,518,509
Dividends	61,516,427
Less net foreign taxes withheld	(4,433,157)

406,601,779

Expenses
Management fees (Note 5)	37,742,040
Service and distribution fees (Note 5)	31,757,107
Administrative fees (Note 5)	3,118,499
Trustees’ fees and expenses (Note 5)	90,027
Transfer agent fees and expenses (Note 5)	5,514,746
Audit and tax services fees	26,697
Custodian fees and expenses	317,371
Legal fees	101,750
Registration fees	175,498
Shareholder reporting expenses	407,688
Miscellaneous expenses	176,784

Total expenses	79,428,207

Net investment income	327,173,572

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	14,969,306
Foreign currency transactions	(1,508,470)
Net change in unrealized appreciation (depreciation) on:
Investments	967,517,679
Foreign currency translations	5,172,050

Net realized and unrealized gain on investments and foreign currency transactions	986,150,565

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,313,324,137

See accompanying notes to financial statements.

|  34

Statement of Changes in Net Assets

	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$327,173,572	$662,753,316
Net realized gain on investments and foreign currency transactions	13,460,836	365,118,083
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	972,689,729	(756,514,895)

Net increase in net assets resulting from operations	1,313,324,137	271,356,504

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(179,997,963)	(312,937,228)
Class B	(3,065,935)	(5,960,721)
Class C	(142,222,085)	(237,583,471)
Class Y	(104,576,373)	(155,221,506)
Admin Class	(998,859)	(816,337)

Total distributions	(430,861,215)	(712,519,263)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)	579,577,418	(256,613,434)

Net increase (decrease) in net assets	1,462,040,340	(697,776,193)
NET ASSETS
Beginning of the period	12,869,442,201	13,567,218,394

End of the period	$14,331,482,541	$12,869,442,201

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(41,489,743)	$62,197,900

See accompanying notes to financial statements.

35  |

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|  36

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
STRATEGIC INCOME FUND
Class A
3/31/2012(h)	$14.21	$0.37	$1.09	$1.46	$(0.49)	$—	$(0.49)
9/30/2011	14.69	0.77	(0.42)	0.35	(0.83)	—	(0.83)
9/30/2010	13.39	0.80	1.31	2.11	(0.81)	—	(0.81)
9/30/2009	12.10	0.87	1.36	2.23	(0.86)	(0.08)	(0.94)
9/30/2008	15.18	0.96	(3.02)	(2.06)	(1.01)	(0.01)	(1.02)
9/30/2007	14.60	0.80	0.60	1.40	(0.82)	—	(0.82)
Class B
3/31/2012(h)	14.30	0.32	1.08	1.40	(0.43)	—	(0.43)
9/30/2011	14.78	0.66	(0.43)	0.23	(0.71)	—	(0.71)
9/30/2010	13.46	0.69	1.33	2.02	(0.70)	—	(0.70)
9/30/2009	12.16	0.79	1.36	2.15	(0.77)	(0.08)	(0.85)
9/30/2008	15.25	0.85	(3.04)	(2.19)	(0.89)	(0.01)	(0.90)
9/30/2007	14.66	0.69	0.60	1.29	(0.70)	—	(0.70)
Class C
3/31/2012(h)	14.29	0.32	1.08	1.40	(0.43)	—	(0.43)
9/30/2011	14.77	0.66	(0.43)	0.23	(0.71)	—	(0.71)
9/30/2010	13.45	0.69	1.33	2.02	(0.70)	—	(0.70)
9/30/2009	12.15	0.79	1.37	2.16	(0.78)	(0.08)	(0.86)
9/30/2008	15.24	0.85	(3.03)	(2.18)	(0.90)	(0.01)	(0.91)
9/30/2007	14.65	0.69	0.60	1.29	(0.70)	—	(0.70)
Class Y
3/31/2012(h)	14.20	0.39	1.07	1.46	(0.50)	—	(0.50)
9/30/2011	14.68	0.81	(0.43)	0.38	(0.86)	—	(0.86)
9/30/2010	13.38	0.83	1.31	2.14	(0.84)	—	(0.84)
9/30/2009	12.09	0.90	1.36	2.26	(0.89)	(0.08)	(0.97)
9/30/2008	15.17	1.00	(3.03)	(2.03)	(1.04)	(0.01)	(1.05)
9/30/2007	14.59	0.85	0.59	1.44	(0.86)	—	(0.86)
Admin Class
3/31/2012(h)	14.18	0.35	1.08	1.43	(0.47)	—	(0.47)
9/30/2011	14.66	0.73	(0.42)	0.31	(0.79)	—	(0.79)
9/30/2010*	13.87	0.52	0.79	1.31	(0.52)	—	(0.52)

*	From commencement of Class operations on February 1, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

37  |

				Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)(e)	Net assets, end of the period (000’s)	Net expenses (%) (f)(g)	Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$—	$15.18	10.37	$5,074,230	0.95	0.95	5.06	12
—	14.21	2.20	5,262,765	0.95	0.95	5.10	25
—	14.69	16.20	5,758,070	0.96	0.96	5.67	27
—	13.39	20.56	5,544,029	0.99	0.99	7.74	39
0.00	12.10	(14.54)	5,551,066	0.97	0.98	6.59	24
0.00	15.18	9.90	5,749,315	1.00	1.00	5.39	22

—	15.27	9.90	102,320	1.70	1.70	4.32	12
—	14.30	1.48	107,400	1.70	1.70	4.35	25
—	14.78	15.39	137,268	1.71	1.71	4.92	27
—	13.46	19.62	148,887	1.74	1.74	7.02	39
0.00	12.16	(15.19)	161,751	1.72	1.73	5.78	24
0.00	15.25	9.08	233,418	1.76	1.76	4.61	22

—	15.26	9.92	5,055,600	1.70	1.70	4.31	12
—	14.29	1.42	4,666,077	1.70	1.70	4.35	25
—	14.77	15.40	5,146,164	1.71	1.71	4.92	27
—	13.45	19.66	4,894,546	1.74	1.74	6.95	39
0.00	12.15	(15.19)	3,984,204	1.72	1.73	5.85	24
0.00	15.24	9.08	3,843,823	1.75	1.75	4.63	22

—	15.16	10.51	4,060,406	0.71	0.71	5.31	12
—	14.20	2.46	2,807,777	0.70	0.70	5.35	25
—	14.68	16.50	2,521,337	0.71	0.71	5.92	27
—	13.38	20.91	2,057,888	0.72	0.72	7.76	39
0.00	12.09	(14.34)	783,058	0.72	0.72	6.88	24
0.00	15.17	10.22	638,868	0.74	0.74	5.67	22

—	15.14	10.20	38,926	1.21	1.21	4.78	12
—	14.18	1.98	25,424	1.21	1.21	4.87	25
—	14.66	9.61	4,379	1.24	1.24	5.52	27

(e)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(h)	For the six months ended March 31, 2012 (Unaudited).

See accompanying notes to financial statements.

|  38

Notes to Financial Statements

March 31, 2012 (Unaudited)

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Strategic Income Fund (the “Fund”).

The Fund is a diversified investment company.

Effective January 1, 2012, the name of the Fund’s administrator changed from Natixis Asset Management Advisors, L.P. to NGAM Advisors, L.P. (“NGAM Advisors”) and the name of the Fund’s distributor changed from Natixis Distributors, L.P. to NGAM Distribution, L.P. (“NGAM Distribution”).

The Fund offers Class A, Class C, Class Y and Admin Class shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

39  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation.  Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees.

|  40

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

41  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

d.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of March 31, 2012 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statement of Assets and Liabilities.

e.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, deferred Trustees’ fees, return of capital dividend received, premium amortization, defaulted bond adjustments, paydown gains and losses, trust preferred securities and return of capital and capital gains distributions from real estate investment trusts (“REITs”). Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, REIT basis adjustments, trust preferred securities, contingent payment debt instruments and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

|  42

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2011 was as follows:

2011 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total
$712,519,263	$—	$712,519,263

As of September 30, 2011, the capital loss carryforwards were as follows:

Capital loss carryforward:
Short-term: Expires September 30, 2018	$(440,508,454)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. Additionally, capital losses realized in taxable years beginning after the effective date of the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

f.  Repurchase Agreements.  It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

g.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt;

43  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent. Excess collateral in the amount of $2,955,244 related to terminated loans with a bankrupt borrower is held by State Street Bank on behalf of the Fund.

For the six months ended March 31, 2012, the Fund did not loan securities under this agreement.

h.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

|  44

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2012, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Non-Captive Consumer	$2,405,431	$588,325,040	$—	$590,730,471
All Other Non-Convertible Bonds(a)	—	8,478,079,800	—	8,478,079,800

Total Non-Convertible Bonds	2,405,431	9,066,404,840	—	9,068,810,271

Convertible Bonds(a)	—	1,229,964,128	—	1,229,964,128
Municipals(a)	—	173,270,134	—	173,270,134

Total Bonds and Notes	2,405,431	10,469,639,102	—	10,472,044,533

Senior Loans(a)	—	172,948,767	—	172,948,767
Common Stocks(a)	2,271,299,980	—	—	2,271,299,980
Preferred Stocks
Convertible Preferred Stocks
Banking	28,188,593	9,750,127	—	37,938,720
Construction Machinery	—	7,826,871	—	7,826,871
Consumer Products	—	9,838,300	—	9,838,300
Independent Energy	4,767,633	12,260,430	—	17,028,063
All Other Convertible Preferred Stocks(a)	216,886,310	—	—	216,886,310

Total Convertible Preferred Stocks	249,842,536	39,675,728	—	289,518,264

Non-Convertible Preferred Stocks
Electric	—	35,002	—	35,002
Government Sponsored	—	27,210,625	—	27,210,625
Non-Captive Diversified	—	34,436,766	—	34,436,766
REITs - Office Property	—	1,820,936	—	1,820,936
All Other Non-Convertible Preferred Stocks(a)	44,773,052	—	—	44,773,052

Total Non-Convertible Preferred Stocks	44,773,052	63,503,329	—	108,276,381

Total Preferred Stocks	294,615,588	103,179,057	—	397,794,645

Closed End Investment Companies	5,448,018	—	—	5,448,018
Short-Term Investments	—	399,403,157	—	399,403,157

Total	$2,573,769,017	$11,145,170,083	$—	$13,718,939,100

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

45  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

A preferred stock valued at $9,179,640 was transferred from Level 1 to Level 2 during the period ended March 31, 2012. At September 30, 2011, this security was valued at market price in accordance with the Fund’s valuation policy; at March 31, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized as of the beginning of the reporting period.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of March 31, 2012:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
Consumer Cyclical Services	$4,482,500	$—	$—	$—	$—
Technology	1,740,000	106,837	(3,925,024)	4,358,575	—
Treasuries	742,727	20,092	(926,055)	581,249	—
Preferred Stocks
Convertible Preferred Stocks
Electric	4,847,625	—	105,583	433,042	—
Independent Energy	9,980,000	—	—	—	—
Non-Convertible Preferred Stocks
Non-Captive Diversified	22,149,600	—	—	—	—

Total	$43,942,452	$126,929	$(4,745,496)	$5,372,866	$—

|  46

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2012
Bonds and Notes
Non-Convertible Bonds
Consumer Cyclical Services	$—	$—	$(4,482,500)	$—	$—
Technology	(2,280,388)	—	—	—	—
Treasuries	(418,013)	—	—	—	—
Preferred Stocks
Convertible Preferred Stocks
Electric	(5,386,250)	—	—	—	—
Independent Energy	—	—	(9,980,000)	—	—
Non-Convertible Preferred Stocks
Non-Captive Diversified	—	—	(22,149,600)	—	—

Total	$(8,084,651)	$—	$(36,612,100)	$—	$—

A debt security ($4,482,500) and preferred stocks ($32,129,600) valued at $36,612,100 were transferred from Level 3 to Level 2 during the period ended March 31, 2012. At September 30, 2011, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service either was unable to price the security or did not provide a reliable price for the security; at March 31, 2012, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service.

All transfers are recognized as of the beginning of the reporting period.

In May 2011, Accounting Standard Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” was issued and is effective for interim and annual periods beginning after December 15, 2011. The ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity, and c) a

47  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. Notwithstanding the projected regulatory implementation date of June 30, 2012 for the Fund, Management has already implemented disclosure of all transfers between Level 1 and Level 2, and the reasons for the transfers. Management is currently evaluating the impact, if any, the Level 3 disclosures may have on the Fund’s financial statements.

4.  Purchases and Sales of Securities.  For the six months ended March 31, 2012, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $1,083,592,146 and $1,145,006,433, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $407,609,116 and $418,916,792, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Percentage of Average Daily Net Assets
First $200 million	Next $1.8 billion	Next $13 billion	Over $15 billion
0.65%	0.60%	0.55%	0.54%

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until January 31, 2013 and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking.

For the six months ended March 31, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class Y	Admin Class
1.25%	2.00%	2.00%	1.00%	1.50%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on

|  48

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended March 31, 2012, the management fees for the Fund were $37,742,040 (effective rate of 0.56% of average daily net assets).

No expenses were recovered during the six months ended March 31, 2012 under the terms of the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”), a Distribution and Service Plan relating to the Fund’s Class B and Class C shares (the “Class B and Class C Plans”), and a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B and Class C shares.

Under the Admin Class Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM

49  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the six months ended March 31, 2012, the Fund paid the following service and distribution fees:

Service Fees				Distribution Fees
Class A	Class B	Class C	Admin Class	Class B	Class C	Admin Class
$6,839,175	$131,457	$6,078,480	$39,092	$394,372	$18,235,439	$39,092

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the six months ended March 31, 2012, the Fund paid $3,118,499 in administrative fees to NGAM Advisors.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Fund if the shares of those customers were registered directly with the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for a portion of the intermediary fees attributable to shares of the Fund held

|  50

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

by intermediaries (which generally are a percentage of the value of shares held) not to exceed what the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of being held through the intermediaries.

For the six months ended March 31, 2012, the Fund paid $4,785,549 in sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statement of Operations. As of March 31, 2012, the Fund owes NGAM Distribution $113,743 in reimbursement for sub-transfer agent fees.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the six months ended March 31, 2012 amounted to $2,805,538.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2012, the Chairperson of the Board received a retainer fee at the annual rate of $250,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $80,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value

51  |

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

6.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Effective April 19, 2012, the commitment fee will be 0.10% per annum.

For the six months ended March 31, 2012, the Fund had no borrowings under these agreements.

7.  Concentration of Risk.  The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

8.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	51,618,534	$761,065,525	100,728,799	$1,519,559,694
Issued in connection with the reinvestment of distributions	10,433,379	151,930,102	16,985,705	254,980,186
Redeemed	(97,947,288)	(1,459,308,663)	(139,402,301)	(2,096,241,991)

Net change	(35,895,375)	$(546,313,036)	(21,687,797)	$(321,702,111)

Class B
Issued from the sale of shares	100,202	$1,487,860	192,090	$2,919,791
Issued in connection with the reinvestment of distributions	115,485	1,690,667	201,211	3,037,937
Redeemed	(1,024,811)	(15,195,493)	(2,173,334)	(32,992,197)

Net change	(809,124)	$(12,016,966)	(1,780,033)	$(27,034,469)

|  52

Notes to Financial Statements (continued)

March 31, 2012 (Unaudited)

8.  Capital Shares (continued).

	Six Months Ended March 31, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Class C
Issued from the sale of shares	26,956,955	$399,648,558	43,771,397	$662,887,999
Issued in connection with the reinvestment of distributions	5,139,178	75,229,491	7,721,378	116,516,115
Redeemed	(27,269,291)	(403,682,911)	(73,499,317)	(1,110,786,820)

Net change	4,826,842	$71,195,138	(22,006,542)	$(331,382,706)

Class Y
Issued from the sale of shares	101,586,251	$1,517,369,169	98,118,850	$1,481,121,222
Issued in connection with the reinvestment of distributions	3,397,471	49,531,768	4,346,254	65,258,226
Redeemed	(34,911,423)	(511,683,629)	(76,525,358)	(1,145,382,580)

Net change	70,072,299	$1,055,217,308	25,939,746	$400,996,868

Admin Class
Issued from the sale of shares	840,929	$12,418,524	1,568,042	$23,628,559
Issued in connection with the reinvestment of distributions	54,217	789,018	41,605	625,462
Redeemed	(116,570)	(1,712,568)	(115,648)	(1,745,037)

Net change	778,576	$11,494,974	1,493,999	$22,508,984

Increase (decrease) from capital share transactions	38,973,218	$579,577,418	(18,040,627)	$(256,613,434)

53  |

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Not applicable.

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and a(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds II

By:	/s/ Robert J. Blanding

Name:	Robert J. Blanding
Title:	Chief Executive Officer
Date:	May 18, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert J. Blanding

Name:	Robert J. Blanding
Title:	Chief Executive Officer
Date:	May 18, 2012

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	May 18, 2012